As filed with the Securities and Exchange Commission on April 17, 2020.

Registration Nos. 333-184973
811-08946

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O
Post-Effective Amendment No. 19	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 678 (Check appropriate box or boxes)	X

SEPARATE ACCOUNT A
(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depository’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2020 pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Choice Variable Annuity individual flexible premium deferred variable annuity contracts.

Filing Fee: None

Supplement dated May 1, 2020 to the Prospectus dated May 1, 2020 for the
Pacific Choice Variable Annuity, Pacific Journey Select, and Pacific Odyssey
variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the variable annuity prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the applicable prospectus. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 722-4448 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing in the variable annuity product name under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide the Annual Charge, Annual Credit, and Withdrawal Percentages for the Core Protect Plus Rider (Single) or (Joint) during the dates outlined below. This Supplement replaces and supercedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the Core Protect Plus Rider (Single) or (Joint), see the OTHER OPTIONAL RIDERS — Core Protect Plus (Single) or Core Protect Plus (Joint) section in the Prospectus.

The percentages below apply for applications signed between May 1, 2020 and May 31, 2020.

The Annual Charge, Annual Credit, and Withdrawal Percentages may be different than those listed below for applications signed after May 31, 2020. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 722-4448 to confirm the most current Annual Charge, Annual Credit, and Withdrawal Percentages.

The applicable Annual Charge, Annual Credit, and Withdrawal Percentages for the current period are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.80%	7%	5%
Core Protect Plus (Joint)	1.95%	7%	4.5%

In order for you to receive the Annual Charge, Annual Credit, and Withdrawal Percentages reflected above, your application must be signed within the time period referenced above, your application must be received, In Proper Form, within 14 calendar days after the end of the period, and we must receive, In Proper Form, the initial Purchase Payment within 60 calendar days after the end of the period. Once the Rider is issued, your Annual Charge, Annual Credit, and Withdrawal Percentages will not change as long as you own the Rider (even if an automatic reset occurs as described in the Automatic Reset subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 60 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

•                  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If the Withdrawal Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or Withdrawal Percentages decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, or you elect to purchase a Rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 722-4448 prior to submitting your paperwork if you have any questions.

Form No. VARSP0520B

PACIFIC CHOICE® VARIABLE ANNUITY  PROSPECTUS MAY 1, 2020

Pacific Choice Variable Annuity describes individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life. Each Contract is referred to by an Option name; 5 Year Option, 3 Year Option and 0 Year Option (collectively referred to as “Options”). The primary difference between the different Options described in this prospectus is the cost associated with each Option. We do not currently offer the 3 Year Option or the 0 Year Option.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means any Pacific Choice Variable Annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Contract, will no longer be sent by mail, unless you specifically request copies of the reports from Pacific Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Life electronically by indicating so on the application, at www.PacificLife.com, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Life that you wish to continue receiving paper copies of your shareholder reports by calling us at (800) 722-4448. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

The Variable Investment Options available under this Contract invest in portfolios of the following portfolio companies (“Funds”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	JPMorgan Insurance Trust
American Century Variable Portfolios, Inc.	Legg Mason Partners Variable Equity Trust
American Funds Insurance Series®	Lord Abbett Series Fund, Inc.
BlackRock® Variable Series Funds, Inc	MFS® Variable Insurance Trust
Fidelity® Variable Insurance Products Funds	Neuberger Berman Advisers Management Trust

First Trust Variable Insurance Trust	Pacific Select Fund
Franklin Templeton Variable Insurance Products Trust	PIMCO Variable Insurance Trust
Ivy Variable Insurance Portfolios	State Street Variable Insurance Series Funds, Inc.
Janus Aspen Series	VanEck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following:

FIXED OPTION

DCA Plus Fixed Option

You will find more information about the Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

*Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. Global Real Estate Fund Series II

Invesco Oppenheimer V.I. Global Fund Series II (formerly called Oppenheimer Global Fund/VA)

Invesco Oppenheimer V.I. International Growth Fund Series II (formerly called Oppenheimer International Growth Fund/VA)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

American Century VP Mid Cap Value Fund Class II

AMERICAN FUNDS INSURANCE SERIES

*American Funds IS Asset Allocation Fund Class 4

American Funds IS Blue Chip Income and Growth Fund Class 4

American Funds IS Bond Fund Class 4

American Funds IS Capital Income Builder® Class 4

American Funds IS Capital World Bond Fund Class 4 (formerly called American Funds IS Global Bond Fund)

American Funds IS Global Balanced Fund Class 4

American Funds IS Global Growth and Income Fund Class 4

American Funds IS Global Growth Fund Class 4

American Funds IS Global Small Capitalization Fund Class 4

American Funds IS Growth Fund Class 4

American Funds IS Growth-Income Fund Class 4

American Funds IS High-Income Bond Fund Class 4

American Funds IS International Fund Class 4

American Funds IS International Growth and Income Fund Class 4

*American Funds IS Managed Risk Asset Allocation Fund Class P2

American Funds IS New World Fund® Class 4

American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4

BLACKROCK VARIABLE SERIES FUNDS, INC

*BlackRock Global Allocation V.I. Fund Class III

BlackRock 60/40 Target Allocation ETF V.I. Fund Class I

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity® VIP Contrafund® Portfolio Service Class 2

*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2

Fidelity® VIP Government Money Market Portfolio Service Class

Fidelity® VIP Strategic Income Portfolio Service Class 2

FIRST TRUST VARIABLE INSURANCE TRUST

First Trust Dorsey Wright Tactical Core Portfolio Class I

*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

*Franklin Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 2

Franklin Mutual Global Discovery VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Asset Strategy Class II

Ivy VIP Energy Class II

JANUS ASPEN SERIES

*Janus Henderson Balanced Portfolio Service Shares

Janus Henderson Flexible Bond Portfolio Service Shares

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 2

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio – Class II

LORD ABBETT SERIES FUND, INC.

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett Total Return Portfolio Class VC

MFS VARIABLE INSURANCE TRUST

*MFS® Total Return Series – Service Class

MFS® Utilities Series – Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S

PACIFIC SELECT FUND

All Portfolios offered are Class I unless otherwise noted below.

Comstock Portfolio

Core Income Portfolio

*PSF DFA Balanced Allocation Portfolio Class D

Diversified Bond Portfolio

Dividend Growth Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Equity Index Portfolio

Floating Rate Income Portfolio

Focused Growth Portfolio

Growth Portfolio

Health Sciences Portfolio

High Yield Bond Portfolio

Inflation Managed Portfolio

International Equity Income Portfolio

International Large-Cap Portfolio

International Small-Cap Portfolio

International Value Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Main Street® Core Portfolio

Managed Bond Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Value Portfolio

*Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Growth Portfolio

*Pacific Dynamix – Moderate Growth Portfolio

Portfolio Optimization Aggressive-Growth Portfolio

*Portfolio Optimization Conservative Portfolio

Portfolio Optimization Growth Portfolio

*Portfolio Optimization Moderate Portfolio

*Portfolio Optimization Moderate-Conservative Portfolio

Real Estate Portfolio

Short Duration Bond Portfolio

Small-Cap Equity Portfolio

Small-Cap Growth Portfolio (formerly called Developing Growth Portfolio)

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Technology Portfolio

Value Advantage Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio – Advisor Class

PIMCO All Asset All Authority Portfolio – Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO Income Portfolio – Advisor Class

Effective November 1, 2016, the PIMCO All Asset All Authority Portfolio (Advisor Class) Investment Option was closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

As previously supplemented on April 3, 2020, the PIMCO All Asset All Authority Portfolio – Advisor Class will be reorganized and transferred to the PIMCO All Asset Portfolio – Advisor Class on or about June 1, 2020 (the “Transfer Date”). For 45 calendar days before the Transfer Date and for 60 calendar days after the Transfer Date, you may make a one-time transfer of all or a portion of the Contract Value you have in the PIMCO All Asset All Authority Portfolio to any other available Investment Option without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to the limitations described in this Prospectus. Unless you instruct us otherwise, after the Transfer Date any outstanding instruction you have on file with us that designates the PIMCO All Asset All Authority Portfolio will be deemed an instruction for the PIMCO All Asset Portfolio. Any references to the PIMCO All Asset All Authority Portfolio are deleted from this Prospectus after the Transfer Date.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

*State Street Total Return V.I.S. Fund Class 3

VANECK VIP TRUST

VanEck VIP Global Hard Assets Fund Class S

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $50.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date. See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits. See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – A registered open-end management investment company; collectively refers to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Pacific Select Fund, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc. and/or VanEck VIP Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account

Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

OVERVIEW

This overview describes some key things about the variable annuities offered in this Prospectus. It is designed as a summary only – please read this entire Prospectus and any related documents before making a purchasing decision.

An outbreak of a respiratory disease caused by a novel coronavirus designated as COVID-19 has spread internationally and has been declared a global pandemic. The duration of the pandemic and any future effects of COVID-19 are unknown. Please visit https://www.pacificlife.com/home/pacific-life-update.html for our commitment to you during this challenging time.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state. You can find a description of all material state variations in the ADDITIONAL INFORMATION – State Considerations section. This prospectus provides a description of the material rights and obligations under the Contract. Any guarantees provided for under your Contract or through optional Riders are backed by Pacific Life’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial professional or financial professional’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Life is a variable annuity provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of any life or annuity products.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and Pacific Life. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial professional for a refund. The amount refunded may be more or less than the Purchase Payments you have made and the length of the Free Look period may vary, depending on the state where you signed your application, the type of Contract you purchased, and whether the Contract replaced another annuity contract or life insurance policy. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment or the minimum additional Purchase Payment amounts.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your financial professional to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial professional you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial professionals make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

The purchase of an optional living benefit rider may limit the number of Investment Options that are otherwise available to you under the Contract while a rider is in effect. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

You can also choose any available fixed option that earns a guaranteed rate of interest that will never be less than the minimum guaranteed interest rate specified in your Contract.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Fidelity® VIP Government Money Market Portfolio Investment Option before the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Global Balanced Fund	American Funds IS Global Growth Fund

American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	MFS Total Return Series

MFS Utilities Series	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund

Templeton Global Bond VIP Fund

For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS Bond Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs are excluded from these limitations. Some restrictions may apply to transfers to or from any fixed option.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. For the 5 Year Option and the 3 Year Option, you can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge. The 0 Year Option does not have a withdrawal charge. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

For more information about annuitization see ANNUITIZATION and for annuity options available under the Contract see ANNUITIZATION – Choosing Your Annuity Option – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon death of any Owner (or any Annuitant in the case of a Non-Natural Owner) during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form.

For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection for any of the optional living benefit riders in the OPTIONAL LIVING BENEFIT RIDERS section for additional information.

Stepped-Up Death Benefit II

This Rider is not available for Contracts issued in California. See Stepped-Up Death Benefit III below for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary prior to the oldest Owner's (or oldest Annuitant's in the case of a Non-Natural Owner) 81st birthday adjusted for additional Purchase Payments and withdrawals. There is a reset to the benefits provided under the Rider when certain owner changes are made (see the Owner Change subsection of the Rider for more information). You may not purchase this Rider after the Contract Date.

For more information about the Stepped-Up Death Benefit II see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Stepped-Up Death Benefit II.

Stepped-Up Death Benefit III

For Contracts issued in California, this optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Annuitant's 81st birthday) adjusted for additional Purchase Payments and withdrawals. You may not purchase this Rider after the Contract Date. The Guaranteed Minimum Death Benefit Amount described in this Rider will not be paid if an Owner dies who is not an Annuitant.

For more information about the Stepped-Up Death Benefit III see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Stepped-Up Death Benefit III.

Earnings Enhancement Death Benefit (EEDB)

This optional Rider may provide for an additional amount (EEDB Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the death of any Owner (or any Annuitant in the case of a Non-Natural Owners). You may buy this Rider when you buy your Contract or within 60 calendar days after the Contract Date. If you buy this Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

For more information about EEDB see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Death Benefit (EEDB). See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Optional Living Benefit Riders

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Core Protect Plus (Single or Joint)

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), what age lifetime withdrawals may begin, if applicable, or if an annual credit is available. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. For riders that offer the potential for lifetime income, if the Designated Life (or youngest Designated Life for joint versions) is at or above the age for lifetime withdrawal eligibility, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise). If every Designated Life (youngest Designated Life for joint versions) is below the age for lifetime withdrawal eligibility and your Contract Value goes to zero (due to withdrawals, fees, market performance, or otherwise) before the Designated Life (youngest Designated Life for joint versions) reaches the eligibility age for lifetime withdrawals, the rider will terminate without value and no further withdrawal may be made under the rider.

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

• Protected Investment Benefit (5 Year Option)

• Protected Investment Benefit (10 Year Option)

The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of the applicable term, we will make up the difference by making a one time addition to your Contract Value.

Additional Information Applicable to Optional Living Benefit Riders

You can find more information about the costs associated with the optional riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section. You can find complete information about each optional rider and its key features and benefits in the OPTIONAL LIVING BENEFIT RIDERS section.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional rider in the Purchasing Your Rider subsection of each rider. See the OPTIONAL LIVING BENFIT RIDERS and the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS sections.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 calendar day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)1

	Withdrawal Charge Percentage
“Age” of Payment in Years:	5 Year Option	3 Year Option	0 Year Option
1	7%	7%	None
2	7%	6%
3	6%	4%
4	5%	0%
5	3%	0%
6 or more	0%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[2]	$50.00

Separate Account A Annual Expenses (as a percentage of the average daily Variable Account Value3):

Fee/Charge	5 Year Option	3 Year Option	0 Year Option
• Mortality and Expense Risk Charge[4]	0.95%	1.25%	1.35%
• Administrative Fee[4]	0.25%	0.25%	0.25%
• Total Separate Account A Annual Expenses without the optional Stepped-Up Death Benefit II Rider (Stepped-Up Death Benefit III Rider for Contracts issued in California)	1.20%	1.50%	1.60%

If you decide to purchase the optional Stepped-Up Death Benefit II Rider, the Total Separate Account Annual Expenses are:

Fee/Charge	5 Year Option	3 Year Option	0 Year Option
• Mortality and Expense Risk Charge[4]	0.95%	1.25%	1.35%
• Administrative Fee[4]	0.25%	0.25%	0.25%
• Stepped-Up Death Benefit II Rider Charge (Stepped-Up Death Benefit III Rider for Contracts issued in California) [4,5]	0.20%	0.20%	0.20%
• Total Separate Account A Annual Expenses including the optional Stepped-Up Death Benefit II or III Rider	1.40%	1.70%	1.80%

The Mortality and Expense Risk Charge and the Administrative Fee will not continue after the Annuity Date if fixed annuity payments are elected. If variable annuity payments are elected, both charges will continue after the Annuity Date. For more information about these charges, please see the CHARGES, FEES AND DEDUCTIONS - Mortality and Expense Risk Charge and Administrative Fee sections.

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans):

• Loan Interest Rate (net)[6]	2.00%

Optional Rider7 Annual Expenses:

Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit (as a percentage of the Protected Payment Base)
Core Protect Plus Charge (Single) [8] Core Protect Plus Charge (Joint) [8] Enhanced Income Select Charge (Single) [9]	2.50% 2.75% 2.25%
Enhanced Income Select Charge (Joint) [9]	2.75%
CoreIncome Advantage 4 Select Charge (Single) [10]	1.00%
CoreIncome Advantage 4 Select Charge (Joint) [10]	1.50%
CoreIncome Advantage Select Charge (Single) [9]	2.00%
CoreIncome Advantage Select Charge (Joint) [9]	2.50%
Income Access Select Charge[10]	2.75%
Guaranteed Minimum Accumulation Benefit[11] (as a percentage of the Guaranteed Protection Amount)
Guaranteed Protection Advantage 3 Select Charge	2.25%
Protected Investment Benefit (5 Year Option)[12]	2.50%
Protected Investment Benefit (10 Year Option)[12]	2.50%

	Current Charge Percentage	Maximum Charge Percentage
Optional Death Benefit (as a percentage of the Contract Value)

Earnings Enhancement Death Benefit (EEDB) Charge[13]	0.25%	0.25%

1 The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND DEDUCTIONS and see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

3 The Variable Account Value is the value of your Variable Investment Options on any Business Day.

4 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

5 If you buy an optional death benefit rider, we will add this charge to the Mortality and Expense Risk Charge until, and including, your Annuity Date.

6 If we process a loan on your Contract, we will charge you a gross interest rate of 5% on your outstanding principal amount. We will credit you the amount of 3% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

7 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

8 If you buy this guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

9 If you buy a guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

10 If you purchased a guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX K and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus

Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

11 If you buy a guaranteed minimum accumulation benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Guaranteed Protection Amount and/or due to changes in the annual charge percentage applied. Your Guaranteed Protection Amount may increase due to additional Purchase Payments made the first year of a Term, decrease due to withdrawals or also change due to Step-Ups. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges.

12 If you buy the Protected Investment Benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Charge Base (total Purchase Payments received in the first Contract Year, adjusted for withdrawals on a pro rata basis). The quarterly amount deducted may increase or decrease due to changes in your Charge Base. Your Charge Base may increase due to additional Purchase Payments made in the first year of a Term or decrease due to withdrawals. We deduct the charge proportionately from your Variable Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges.

13 If you buy EEDB, the annual charge is equal to the current charge percentage multiplied by the Contract Value, deducted on an annual basis. We deduct this charge proportionately from your Variable Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if EEDB is in effect on that date. If EEDB terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Mortality and Expense Risk Charge – Earnings Enhancement Death Benefit (EEDB) Charge.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.72%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	3.63%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2019. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are Stepped-Up Death Benefit II, Earnings Enhancement Death Benefit, Core Protect Plus (Joint), Guaranteed Protection Advantage 3 Select and Protected Investment Benefit (10 Year Option). The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2019. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,717	$3,762	$5,572	$10,206
Minimum	$831	$1,156	$1,320	$2,231
3 Year Option
Maximum	$1,746	$3,659	$5,414	$10,352
Minimum	$861	$708	$1,205	$2,550
0 Year Option
Maximum	$1,125	$3,325	$5,451	$10,399
Minimum	$241	$738	$1,256	$2,654

• If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,717	$3,222	$5,302	$10,206
Minimum	$831	$616	$1,050	$2,231
3 Year Option
Maximum	$1,746	$3,299	$5,414	$10,352
Minimum	$861	$708	$1,205	$2,550
0 Year Option
Maximum	$1,125	$3,325	$5,451	$10,399
Minimum	$241	$738	$1,256	$2,654

• If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,087	$3,222	$5,302	$10,206
Minimum	$201	$616	$1,050	$2,231
3 Year Option
Maximum	$1,116	$3,299	$5,414	$10,352
Minimum	$231	$708	$1,205	$2,550
0 Year Option
Maximum	$1,125	$3,325	$5,451	$10,399
Minimum	$241	$738	$1,256	$2,654

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

We consider various factors when determining the Fund portfolios offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, portfolio share class, and portfolio expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING. You can obtain a Fund prospectus by contacting your financial professional or by visiting www.PacificLife.com.

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER
*Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund Series II	Both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund Series II	Total return through growth of capital and current income.	Invesco Advisers, Inc.

Invesco Oppenheimer V.I. Global Fund Series II (formerly called Oppenheimer Global Fund/VA Service Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. International Growth Fund Series II (formerly called Oppenheimer International Growth Fund/VA Service Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
*American Funds IS Asset Allocation Fund Class 4	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds IS Blue Chip Income and Growth Fund Class 4	Provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds IS Bond Fund Class 4	Provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds IS Capital Income Builder® Class 4

The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.

Capital Research and Management CompanySM

American Funds IS Capital World Bond Fund Class 4 (formerly called American Funds IS Global Bond Fund)

The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Capital Research and Management CompanySM

American Funds IS Global Balanced Fund Class 4	Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	Capital Research and Management CompanySM

American Funds IS Global Growth and Income Fund Class 4	Provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds IS Global Growth Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Global Small Capitalization Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Provide growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Provide long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds IS High-Income Bond Fund Class 4	Provide a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds IS International Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS International Growth and Income Fund Class 4	Provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM
*American Funds IS Managed Risk Asset Allocation Fund Class P2	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management CompanySM
American Funds IS New World Fund® Class 4	Provide long-term capital appreciation.	Capital Research and Management CompanySM

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4	Provide a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC	INVESTMENT GOAL	MANAGER
*BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

BlackRock 60/40 Target Allocation ETF V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER

Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research LLC
*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2	Seeks high total return.	Fidelity Management & Research LLC
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research LLC
Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research LLC

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
First Trust Dorsey Wright Tactical Core Portfolio Class I	Seeks to provide total return.	First Trust Advisors L.P.
*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.
First Trust Multi Income Allocation Portfolio Class I	Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER

*Franklin Allocation VIP Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Advisers, Inc.

Franklin Income VIP Fund Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC

Franklin Rising Dividends VIP Fund Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Advisers, Inc.

Templeton Global Bond VIP Fund Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

IVY VARIABLE INSURANCE PORTFOLIOS	INVESTMENT GOAL	MANAGER
Ivy VIP Asset Strategy Class II	Seeks to provide total return.	Ivy Investment Management Company
Ivy VIP Energy Class II	Seeks to provide capital growth and appreciation.	Ivy Investment Management Company

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER
*Janus Henderson Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio Service Shares	Maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

JPMORGAN INSURANCE TRUST	INVESTMENT GOAL	MANAGER
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	Seeks to maximize long-term total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Income Builder Portfolio Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management Inc.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	MANAGER

Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
*MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	MANAGER
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S	Seeks long-term growth of capital and income generation.	Neuberger Berman Investment Advisers LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

All Portfolios offered are Class I unless otherwise noted below.
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management LLC

*PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company, LLC
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

Emerging Markets Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC

Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC

High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

International Equity Income Portfolio	Seeks income and long-term growth of capital	Cadence Capital Management LLC

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC

Main Street® Core Portfolio	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.

Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
*Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
*Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Principal Real Estate Investors LLC
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

Small-Cap Growth Portfolio (formerly called Developing Growth Portfolio)	Seeks capital appreciation; no consideration is given to income.	MFS Investment Management
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Franklin Mutual Advisors, LLC & BlackRock Investment Management, LLC

Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

PIMCO All Asset Portfolio – Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company, LLC

PIMCO All Asset All Authority Portfolio – Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company, LLC
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company, LLC

PIMCO Income Portfolio – Advisor Class	Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Pacific Investment Management Company, LLC

Effective November 1, 2016, the PIMCO All Asset All Authority Portfolio (Advisor Class) Investment Option was closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

As previously supplemented on April 3, 2020, the PIMCO All Asset All Authority Portfolio – Advisor Class will be reorganized and transferred to the PIMCO All Asset Portfolio – Advisor Class on or about June 1, 2020 (the “Transfer Date”). For 45 calendar days before the Transfer Date and for 60 calendar days after the Transfer Date, you may make a one-time transfer of all or a portion of the Contract Value you have in the PIMCO All Asset All Authority Portfolio to any other available Investment Option without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to the limitations described in this Prospectus. Unless you instruct us otherwise, after the Transfer Date any outstanding instruction you have on file with us that designates the PIMCO All Asset All Authority Portfolio will be deemed an instruction for the PIMCO All Asset Portfolio. Any references to the PIMCO All Asset All Authority Portfolio are deleted from this Prospectus after the Transfer Date.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER
*State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	MANAGER
VanEck VIP Global Hard Assets Fund Class S	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

The Investment Adviser

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management CompanySM is the investment adviser of the American Funds Insurance Series. Milliman Financial Risk Management LLC is the sub-adviser of the Managed Risk Asset Allocation Fund with respect to the managed risk strategy.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

Fidelity Management & Research LLC is the investment adviser for the Fidelity® Variable Insurance Products Funds.

First Trust Advisors L.P. is the investment advisor for the First Trust Variable Insurance Trust.

Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Global Discovery VIP Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Rising Dividends VIP Fund, and Templeton Global Bond VIP Fund. These Portfolios are part of the Franklin Templeton Variable Insurance Products Trust.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Asset Management Limited is the sub-adviser of Invesco V.I. Global Real Estate Fund.

Ivy Investment Management Company is the investment adviser of the Ivy Variable Insurance Portfolios.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

J.P. Morgan Investment Management Inc. is the investment adviser to JPMorgan Insurance Trust and oversees the management of the JPMorgan Insurance Trust Portfolios.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser for the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

Neuberger Berman Investment Advisers LLC is the investment manager of the Neuberger Berman Advisers Management Trust.

Pacific Investment Management Company LLC is the investment adviser for the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly.

SSGA Funds Management, Inc. is the investment adviser for the State Street Variable Insurance Series Funds, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Call your financial professional or call us at (800) 722-4448 if you are interested in this option. Financial professionals may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is the following:

Maximum Issue Age
5 Year Option	85
3 Year Option[1]	85
0 Year Option[1]	85[2]

1 We do not currently offer the 3 Year Option or the 0 Year Option.

2 Before May 1, 2014, the Maximum Issue Age is 90.

See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your

Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Global Balanced Fund	American Funds IS Global Growth Fund

American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	MFS Total Return Series

MFS Utilities Series	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund

Templeton Global Bond VIP Fund

For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS Bond Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, or approved corporate owned life insurance policy rebalancing programs are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Fidelity® VIP Government Money Market Subaccount to one or more Variable Investment Options (other than the Fidelity® VIP Government Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge (5 Year Option and 3 Year Option only). This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date. See ADDITIONAL INFORMATION – State Considerations.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

• a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
“Age” of Payment in Years:	5 Year Option	3 Year Option	0 Year Option
1	7%	7%	None
2	7%	6%
3	6%	4%
4	5%	0%
5	3%	0%
6 or more	0%	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example using the 5 Year Option: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $318 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 6% = $318).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to a percentage of each Subaccount’s assets. The annual rate percentage is 0.95% for the 5 Year Option, 1.25% for the 3 Year Option, and 1.35% for the 0 Year Option.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit II (Stepped-Up Death Benefit III for Contracts issued in California). If the Stepped-Up Death Benefit II (or III) is purchased, the total Risk Charge annual rate will be 1.15% for the 5 Year Option, 1.45% for the 3 Year Option, and 1.55% for the 0 Year Option. Any increase in your Risk Charge will not continue after the Annuity Date. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Earnings Enhancement Death Benefit (EEDB) Charge

If you purchase EEDB, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. The charge for this Rider is 0.25% which is multiplied by the Contract Value and deducted on an annual basis. The charge is deducted in arrears each Contract Anniversary following the date you purchase this Rider and when you make a full withdrawal, if this Rider is in effect on that date.

If this Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary.

If this Rider terminates prior to a Contract Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day the Rider terminates.

If this Rider terminates when a death benefit becomes payable under the Contract, the annual charge will be prorated to the date of death. Any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death; the difference between the annual charge and the prorated amount will be added to the Contract Value on the Notice Date.

We will waive the annual charge if the Rider terminates upon full annuitization of your Contract or if your Contract Value is zero.

This Rider can be purchased with, if available, the optional Stepped-Up Death Benefit II (Stepped-Up Death Benefit III for Contracts issued in California).

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount and is the same for any Option (5 Year Option, 3 Year Option, 0 Year Option) you select. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $50.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Rider Charges

The following disclosure applies to the Core Protect Plus (Single and Joint) Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options (excluding the DCA Plus Fixed Option) on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The Rider annual charge percentage in effect on the Rider Effective Date will not change once issued - even if an Automatic Reset under the Rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset for each applicable Rider in the OPTIONAL LIVING BENEFIT RIDERS section.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Annual Charge Percentage Table

Optional Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Core Protect Plus (Single)	2.50%	Protected Payment Base	Quarterly Rider Anniversary
Core Protect Plus (Joint)	2.75%	Protected Payment Base	Quarterly Rider Anniversary

The following disclosure applies to the optional Riders listed in the table below.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options, excluding the DCA Plus Fixed Option, on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). The maximum percentages below are the same for any Option (5 Year Option, 3 Year Option, 0 Year Option) that you select. Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular Rider.

	Maximum Annual Charge Percentage Under the Rider
Rider Name	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
Enhanced Income Select (Single)[1]	2.25%	2.00%	1.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select (Joint)[1]	2.75%	2.50%	2.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select[3] (Single)	1.00%	0.75%	0.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select[3] (Joint)	1.50%	1.25%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
Income Access Select[3]	2.75%	2.25%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
GPA 3 Select	2.25%	2.00%	1.75%	Guaranteed Protection Amount[2]	Quarterly Rider Anniversary

1 Enhanced Income Select Riders. If there is a rider price increase, you can elect to opt out of the most recent price increase if the election is made within sixty (60) calendar days after your Contract Anniversary date. Such an election will result in a reduction or termination of certain features and benefits under the riders. You can find complete information on this opt out in the Opt-Out – Rider Price Changes subsection for the Enhanced Income Select Riders. See OPTIONAL LIVING BENEFIT RIDERS.

2 Protected Payment Base or Guaranteed Protection Amount are defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS.

3 For Riders no longer available for purchase, the Protected Payment Base is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See APPENDIX K.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The following disclosure applies to the Protected Investment Benefit (5 Year Option and 10 Year Option) Riders.

If you purchase an optional rider listed in the table below, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary. Once the Rider is issued, your annual charge will not change as long as you own the Rider.

As provided below, if your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

We will waive the charge for the quarter in which full annuitization of the Contract occurs and the annual charge will no longer be deducted.

Annual Charge Percentage Table

Optional Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Protected Investment Benefit (5 Year Option)	1.15%	2.50%	Charge Base[2]	Quarterly Rider Anniversary
Protected Investment Benefit (10 Year Option)	1.10%	2.50%	Charge Base[2]	Quarterly Rider Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. Your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 722-4448 to confirm the current rider charges that apply to you.

2 The Charge Base is the Contract Value at the start of a Term, plus any subsequent Purchase Payments received during the first year of a Term, less an adjustment for withdrawals (on a pro rata basis) made during the Term. The Contract Value on the Contract Date is equal to the initial Purchase Payment. See the Sample Calculations section in each Rider for numerical examples of how the Charge Base changes.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit II and III charge information.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 86th birthday for the 5 Year Option, 3 Year Option or 0 Year Option (before May 1, 2014, 91st birthday for the 0 Year Option). We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect optional Rider benefits. Work with your financial professional prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be converted (if this net amount is at least $10,000) to a fixed annuity payout option.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the Annuity 2000 Mortality Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options available through optional riders, see the OPTIONAL LIVING BENEFIT RIDERS section.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 10 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example using the 5 Year Option, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) x 3% = $141). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $250. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

See the Death Benefits section and applicable subsections in ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Death benefit proceeds may be payable before the Annuity Date upon the death of any Contract Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Standard Death Benefit Amount

We calculate the Standard Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The Standard Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments on the effective date of the Owner Change (“Change Date”) will be reset to the lesser of:

• the Contract Value as of the Change Date, or

• the Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by a Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

See APPENDIX H: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II AND III SAMPLE CALCULATIONS.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Standard Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Standard Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse Beneficiary my delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse’s turns 72.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

Stepped-Up Death Benefit II

This Rider is not available for Contracts issued in California. See Stepped-Up Death Benefit III below for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner’s (or oldest Annuitant’s in the case of a Non-Natural Owner) 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

How the Rider Works

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider at the time your application is completed, upon the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Standard Death Benefit Amount (as of the Notice Date) as described in the Standard Death Benefit Amount section above.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date. The Guaranteed Minimum Death Benefit Amount may be different if an Owner change occurs (see the Owner Change subsection below).

First we calculate what the Standard Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Standard Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Standard Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider and no Owner change occurred as outlined in the Owner Change subsection below. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Guaranteed Minimum Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount (under the Standard Death

Benefit Amount) on the effective date of the Owner change (the “Change Date”). An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

On each Contract Anniversary after the Change Date and before the oldest Owner (annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”), we recalculate the Standard Death Benefit Amount for each Milestone Date and set it equal to the greater of:

• the Contract Value on that Contract Anniversary, or

• the Total Adjusted Purchase Payments on the Change Date.

We then adjust the Standard Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Standard Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II AND III SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit III

This Rider is only available for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make. The Guaranteed Minimum Death Benefit Amount described in this Rider will not be paid if an Owner dies who is not an Annuitant.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date.

How the Rider Works

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider at the time your application is completed, upon the death of the first Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Standard Death Benefit Amount (as of the Notice Date)

The Standard Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the first Annuitant, prior to the Annuity Date.

First we calculate what the Standard Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Standard Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Standard Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

If the death of the first Annuitant occurs before the first Milestone Date and before the Annuity Date, the death benefit proceeds will be equal to the Standard Death Benefit Amount as of the Notice Date and the Guaranteed Minimum Death Benefit Amount will not apply.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX H: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II and III SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB)

This Rider version is not available for Contracts issued in California. See the EEDB version below for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the Oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract. If an Owner change is made and the age of any new Owner is older than 75 years on the effective date of the Owner change (see the Owner Change subsection below), the Rider will terminate.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of an Owner (or any Annuitant in the case of a Non-Natural Owner).

If no Owner change has occurred, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

• 25% of Earnings

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the effective date of the Owner change (“Change Date”), the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date, the EEDB Amount is equal to:

• 25% of Earnings

In any event, for purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

An Owner change to a Trust or non-natural entity where the Owner and Annuitant are the same person prior to the Owner change, will not be treated as an Owner change for purposes of this Rider.

Remaining Purchase Payments is defined as (a), (b) or (c) below:

(a) If the Rider is effective on the Contract Date and there is no Owner change, Remaining Purchase Payments are equal to:

• the Initial Purchase Payment, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Owner Change - If the Rider is effective on the Contract Date and an Owner change occurred, Remaining Purchase Payments are equal to:

• the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments defined in paragraph (a) above, plus

• any additional Purchase Payments added since the Change Date, minus

• the amount that each withdrawal taken after the Change Date exceeds the amount of Earnings in the Contract accumulated since the Change Date. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments.

(c) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

• the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) or (b) above, plus

• any additional Purchase Payments added to the Contract since the Continuation Date, minus

• the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”). If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See APPENDIX I: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

• the date the Contract is terminated in accordance with the provisions of the Contract,

• the Change Date, if the new Owner is greater than age 75,

• the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

• the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB) (For California)

This Rider version is only available for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the oldest Annuitant as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of any Annuitant.

The EEDB Amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Annuitant was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

• 25% of Earnings

For purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

Remaining Purchase Payments is defined as (a), or (b) below:

(a) If the Rider is effective on the Contract Date the Remaining Purchase Payments are equal to:

• the Initial Purchase Payment, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

• the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) above, plus

• any additional Purchase Payments added to the Contract since the Continuation Date, minus

• the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings accumulated since the Contract Continuation Date, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner (or Surviving Spouse of the Annuitant in the case of a custodial owned IRA or TSA) continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”). If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See APPENDIX I: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

• the date the Contract is terminated in accordance with the provisions of the Contract,

• the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

• the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time after the right to cancel period. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 calendar days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. We will provide you at least 30 calendar days prior notice before we implement the 30-day waiting period on partial withdrawals. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions.

See THE GENERAL ACCOUNT.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own

optional Riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a Rider, may result in adverse consequences such as a reduction in Rider benefits or the failure to receive lifetime withdrawals under the Rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 6 years for the 5 Year Option or 4 years for the 3 Year Option, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 6 years or more for the 5 Year Option and 4 years or more for the 3 Year Option. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example using the 5 Year Option: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Core Protect Plus (Single or Joint)

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), what age lifetime withdrawals may begin, if applicable, or if an annual credit is available. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. For riders that offer the potential for lifetime income, if the Designated Life (or youngest Designated Life for joint versions) is at or above the age for lifetime withdrawal eligibility, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise). If every Designated Life (youngest Designated Life for joint versions) is below the age for lifetime withdrawal eligibility and your Contract Value goes to zero (due to withdrawals, fees, market performance, or otherwise) before the Designated Life (youngest Designated Life for joint versions) reaches the eligibility age for lifetime withdrawals, the rider will terminate without value and no further withdrawal may be made under the rider.

Below is a comparison of some of the guaranteed minimum withdrawal benefit rider features. Working with your financial professional, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

	Core Protect Plus (Single or Joint)	Enhanced Income Select (Single or Joint)	CIA Select (Single or Joint)
Purchase	At Contract issue or within 60 calendar days of the Contract issue date	At Contract issue or on any Contract Anniversary	At Contract issue or on any Contract Anniversary
Investment Option Limitations	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.
Maximum Issue Age	85 or younger	85 or younger	85 or younger
Lifetime	YES	YES	YES

	Core Protect Plus (Single or Joint)	Enhanced Income Select (Single or Joint)	CIA Select (Single or Joint)
Withdrawals
Age Lifetime Withdrawals Begin	65	59½	65
Annual Credit	YES	NO	NO
Guaranteed Withdrawal Percentage	See Rate Sheet Supplement applicable to your Contract

Before Age 59½

0%

Ages 59½ to 64

(Contract Value greater than 0)

5.6% (Single)

5.1% (Joint)

Ages 65 to 69

(Contract Value greater than 0)

7.6% (Single)

7.1% (Joint)

Ages 70 to 74

(Contract Value greater than 0)

8.0% (Single)

7.5% (Joint)

Ages 75 to 79

(Contract Value greater than 0)

8.0% (Single)

7.5% (Joint)

Ages 80 and Older

(Contract Value greater than 0)

8.0% (Single)

7.5% (Joint)

If Contract Value goes to zero

3.0% for life (Single)

3.0% for life (Joint)

Before Age 65 0% Ages 65 and Older 5.75% for life (Single) 5.25% for life (Joint)
Resets	YES – Automatic	YES – Automatic or Owner-Elected	YES – Automatic

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

• Protected Investment Benefit (5 Year Option)

• Protected Investment Benefit (10 Year Option)

The guaranteed minimum accumulation benefit rider focuses on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of the applicable term, we will make up the difference by making a one-time addition to your Contract Value.

Below is a comparison of some of the guaranteed minimum accumulation benefit rider features. Working with your financial professional, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

	Protected Investment Benefit (5 Year Option)	Protected Investment Benefit (10 Year Option)	Guaranteed Protection Advantage 3 Select
Purchase	At Contract issue (or within 60 calendar days of the Contract issue date).	At Contract issue (or within 60 calendar days of the Contract issue date).	At Contract issue or on any Contract Anniversary.
Investment Option Limitations	Yes – Contract Value must be allocated according to the Investment Allocation Requirements described below.	Yes – Contract Value must be allocated according to the Investment Allocation Requirements described below.	Yes – Contract Value must be allocated according to the Investment Allocation Requirements described below
Maximum Issue Age	85	85	85
Protected Amount	90% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.	105% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.

If purchased at Contract issue, 100% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.

If purchased on a Contract Anniversary, the Contract Value as of that Contract Anniversary plus additional Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.

Step-Ups	No	No	Yes
Additional Amount

At the end of the Term, if the Contract Value is less than the Protected Amount, we will make up the difference between the Contract Value and the Protected Amount by making a one-time addition to the Contract Value.

At the end of the Term, if the Contract Value is less than the Protected Amount, we will make up the difference between the Contract Value and the Protected Amount by making a one-time addition to the Contract Value.

At the end of the Term, if the Contract Value is less than the Guaranteed Protection Amount, we will make up the difference between the Contract Value and the Guaranteed Protection Amount by making a one-time addition to the Contract Value.

You can find complete information about each optional rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional Riders based upon the client’s age or other factors. You should work with your financial professional to decide whether an optional Rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to the Investment Options listed below.

Currently, the allowable Investment Options are as follows:

Allowable Investment Options
American Funds IS Asset Allocation Fund	Janus Henderson Balanced Portfolio
American Funds IS Managed Risk Asset Allocation Fund	MFS Total Return Series
BlackRock Global Allocation V.I. Fund	Pacific Dynamix – Conservative Growth Portfolio
PSF DFA Balanced Allocation Portfolio Fidelity® VIP FundsManager 60% Portfolio	Pacific Dynamix – Moderate Growth Portfolio Portfolio Optimization Conservative Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Moderate-Conservative Portfolio Portfolio Optimization Moderate Portfolio
Franklin Allocation VIP Fund	State Street Total Return V.I.S. Fund
Invesco V.I. Balanced-Risk Allocation Fund

Additional Allowable Investment Options for Protected Investment Benefit (5 Year and 10 Year Option)
Portfolio Optimization Growth Portfolio	Pacific Dynamix – Growth Portfolio

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN

Core Protect Plus (Single)	Enhanced Income Select (Single) or (Joint) (version effective May 1, 2020) CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
Core Protect Plus (Joint)	Enhanced Income Select (Single) or (Joint) (version effective May 1, 2020) CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
Enhanced Income Select (Single)

Enhanced Income Select (Joint) (version effective May 1, 2020)
Enhanced Income Select (Single) (version effective May 1, 2020)
CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)

On any Contract Anniversary for any Option (5, 3 or 0) you select.
Enhanced Income Select (Joint)	Enhanced Income Select (Single) or (Joint) (version effective May 1, 2020) CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage Select (Single)	Enhanced Income Select (Single) or (Joint) (version effective May 1, 2020) CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage Select (Joint)	Enhanced Income Select (Single) or (Joint) (version effective May 1, 2020) CoreIncome Advantage Select (Single) or (Joint) (version effective May 1, 2020)	On any Contract Anniversary for any Option (5, 3 or 0) you select.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount, Enhanced Income Amount and Remaining Protected Balance that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that may differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

Optional Riders Not Available for Purchase

The CoreIncome Advantage 4 Select (Single), CoreIncome Advantage 4 Select (Joint), and Income Access Select Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in APPENDIX K: OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Core Protect Plus (Single) and (Joint) Riders. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentage rates in effect for a certain period. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 722-4448.

To receive the applicable percentages in a supplement, your application must be signed within the stated time period as disclosed in the applicable supplement, your application must be received, In Proper Form, within 14-calendar days after the end of the applicable period, and we must receive, In Proper Form, the initial Purchase Payment within 60-calendar days after the end of the applicable period. Once the Rider is issued, your Annual Charge, Annual Credit, and Withdrawal Percentages will not change as long as you own the Rider (even if an automatic reset occurs as described in the Automatic Reset subsection of each Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if during the 60-calendar day period current percentage rates have changed since the date you signed your application , the following will apply:

• If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.
• If the Withdrawal Percentage increased, you will receive the higher percentage in effect on the issue date.
• If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or Withdrawal Percentages decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application .

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, or you elect to purchase a Rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 722-4448 to confirm the percentages applicable to you.

Rate Sheet Prospectus Supplements (for periods on and after May 1, 2020) may be found in the front of this prospectus. For Contracts with applications signed prior to May 1, 2020, past percentage rates are located in APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Core Protect Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXI Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Annual Credit Value. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

The Annual Credit is not added to your Contract Value.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Annual Credit Value will no longer apply and cannot be reinstated by any Automatic Reset.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Highest Anniversary Value will no longer apply and cannot be reinstated by any Automatic Reset.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will be determine using the age at the time of the first withdrawal or the first withdrawal after an Automatic Reset. If the Designated Life is 65 years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date.

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Annual Credit Value until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit is equal to the Annual Credit Percentage multiplied by the total Purchase Payments made into the Contract. See example 2 in APPENDIX A for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 5 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. After the first withdrawal since the Rider Effective Date or 5 Contract Anniversaries from the Rider Effective Date, whichever occurs first, the Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit Value, the Highest Anniversary Value, Automatic Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

• For the first 5 years from the Rider Effective Date, the Protected Payment Base will be increased to equal the greater of the Annual Credit Value or the Highest Anniversary Value, as long as no withdrawals are made.

• If you take any type of withdrawal within the first 5 years from the Rider Effective Date, the Annual Credit Value or the Highest Anniversary Value will no longer affect the Protected Payment Base.

• Once a withdrawal is taken, the Protected Payment Base may be increased through an Automatic Reset. An Automatic Reset will increase the Protected Payment Base to equal the Contract Value on the Reset Date (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary).

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of APPENDIX A for numerical examples of withdrawals and the effect on the Protected Payment Base.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, market performance, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset will not reinstate eligibility for the Annual Credit Value or Highest Anniversary Value as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, Purchase Payments received after the Rider Effective Date and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

will result in an increase in the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value by the entire amount of the additional Purchase Payment. See example 2 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value when a Purchase Payment is made. Any Purchase Payments received after the earlier of the first withdrawal or 5 Contract Anniversaries as described above, will increase the Protected Payment Base. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner's spouse, or for Riders issued in California),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise) if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Core Protect Plus (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXI Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date, or within 60 calendar days from the Contract Date, if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Annual Credit Value. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

The Annual Credit is not added to your Contract Value.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Annual Credit Value will no longer apply and cannot be reinstated by any Automatic Reset.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Highest Anniversary Value will no longer apply and cannot be reinstated by any Automatic Reset.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the youngest Designated Life reaches age 65, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic Reset. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Annual Credit Value until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit is equal to the Annual Credit Percentage multiplied by the total Purchase Payments made into the Contract. See example 2 in APPENDIX B for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 5 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. After the first withdrawal since the Rider Effective Date or 5 Contract Anniversaries from the Rider Effective Date, whichever occurs first, the Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit Value, the Highest Anniversary Value, Automatic Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

• For the first 5 years from the Rider Effective Date, the Protected Payment Base will be increased to equal the greater of the Annual Credit Value or the Highest Anniversary Value, as long as no withdrawals are made.

• If you take any type of withdrawal within the first 5 years from the Rider Effective Date, the Annual Credit Value or the Highest Anniversary Value will no longer affect the Protected Payment Base.

• Once a withdrawal is taken, the Protected Payment Base may be increased through an Automatic Reset. An Automatic Reset will increase the Protected Payment Base to equal the Contract Value on the Reset Date (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary).

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of APPENDIX B for numerical examples of withdrawals and the effect on the Protected Payment Base.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX B for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, market performance, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset will not reinstate eligibility for the Annual Credit Value or Highest Anniversary Value as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, Purchase Payments received after the Rider Effective Date and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

will result in an increase in the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value by the entire amount of the additional Purchase Payment. See example 2 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value when a Purchase Payment is made. Any Purchase Payments received after the earlier of the first withdrawal or 5 Contract Anniversaries as described above, will increase the Protected Payment Base. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California),

• in California, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise) if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX C for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

For Riders with a Rider Effective Date on or after May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	4.60%
65 to 69	6.60%
70 to 74	7.00%	2.75%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date on or after February 19, 2019, and before May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.60%
70 to 74	8.00%	3.00%
75 to 79	8.00%
80 and older	8.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date before February 19, 2019:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.10%
70 to 74	7.50%	3.00%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX C for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase. The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider– Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage - When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the youngest Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of all Designated Lives eligible for lifetime benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the youngest Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX C for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income

Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

For Riders with a Rider Effective Date on or after May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	4.10%
65 to 69	6.10%
70 to 74	6.50%	2.75%
75 to 79	6.50%
80 and older	6.50%

* The Enhanced Income Percentage is determined by the age of the youngest Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date on or after February 19, 2019 and before May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.10%
65 to 69	7.10%
70 to 74	7.50%	3.00%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the youngest Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date before February 19, 2019:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.10%
65 to 69	6.60%
70 to 74	7.00%	3.00%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the youngest Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX C for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount (excluding an RMD withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Enhanced Income Amount until the Contract Value is reduced to zero (0) and then receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If the Contract Value is equal to zero (0) when the Owner dies, the Surviving Spouse will receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If no withdrawals have occurred since the Rider Effective Date and the Contract Value is greater than zero (0), the Enhanced Income Percentage and corresponding Enhanced Income Amount will be based on the age when the Surviving Spouse takes a withdrawal. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• the date of death of the first Designated Life eligible for lifetime benefits, if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX D for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 4.5% (5.25% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% (5.25% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65, the Protected Payment Amount will equal 4.5% (5.25% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is 4.5% (5.25% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% (5.25% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX E for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX E for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX E for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 Select

(This Rider is called the Guaranteed Minimum Accumulation Benefit Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Guaranteed Protection Amount is $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

▪ the age of any Owner and Annuitant on the date of purchase is the lesser of:

▪ 85 years or younger, or

▪ at least 10 years younger than the maximum annuitization age specified in your Contract,

▪ the Rider Effective Date is at least 10 years before your selected Annuity Date, and

▪ you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, or a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Protected Investment Benefit (5 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

• the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

• the Rider Effective Date is at least 5 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 5-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce the benefit provided by this Rider. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is 90% of the Contract Value at the start of the Term,

(b) is 90% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract,

• the day a requested loan is processed,

• the date a full surrender is made under the Contract, or

• the Annuity Date.

Protected Investment Benefit (10 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

• the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

• the Rider Effective Date is at least 10 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce the benefit provided by this Rider. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) where:

(a) is 105% of the Contract Value at the start of the Term,

(b) is 105% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract,

• the day a requested loan is processed,

• the date a full surrender is made under the Contract, or

• the Annuity Date.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G. the examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2019, we had $509.9 billion of individual life insurance in force and total admitted assets of approximately $146 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be affected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse beneficiary my delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract.

As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

• the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be under the age of 86 for the 5 Year Option, 3 Year Option and 0 Year Option (for 0 Year Option Contracts issued before May 1, 2014, Contract Owners must be under age 91) at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Standard Death Benefit Amount and Stepped-Up Death Benefit II calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular Rider in the OPTIONAL LIVING BENEFIT RIDERS section. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

See ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a

Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their portfolios, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

• permit conversion or exchanges between portfolios and/or classes of contracts based on the Owners’ requests;

• add, remove or combine Variable Accounts;

• combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Variable Account under the 1940 Act;

• operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Variable Account under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professional may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your

Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 calendar day period.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS

Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

Arizona. For Owners 65 years of age or older on the application date, the Free Look period is calendar 30 days.

California. Variations for California are set forth below:

TERMS USED IN THIS PROSPECTUS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life will also be used to determine death benefits and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. If you name Joint Annuitants, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. If the Contract is a Non-Qualified Contract, you cannot change the Annuitant. You may add a Joint Annuitant only on the Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any owner or Annuitant dies.

Contingent Annuitant – A Contingent Annuitant is not available for California issued Contracts. Any references to a Contingent Annuitant do not apply to California issued Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

OVERVIEW

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own. For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Earnings Enhancement Death Benefit (EEDB)

This optional Rider may provide for an additional amount (EEDB Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of an Annuitant’s death. You may buy this Rider when you buy your Contract or within 60 calendar days after the Contract Date. If you buy this Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

For more information about EEDB see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Death Benefit (EEDB).

PURCHASING YOUR CONTRACT

The maximum age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge (5 Year Option and 3 Year Option only). This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section in this State Considerations section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option), or

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date.

No Annuitant (sole or Joint) may be named upon or after reaching his or her 86th birthday for the 5 Year Option, 3 Year Option or 0 Year Option. We reserve the right to require proof of age or survival of the Annuitant(s).

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. See the Death of First Annuitant and Death of Owner subsection below for payout amount information.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The sole surviving Annuitant’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death of First Annuitant

If the first Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Standard Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Death of Owner

If the Owner (who is not also an Annuitant) dies before the Annuity Date and prior to the death of an Annuitant, the death benefit amount paid will be the Contract Value (the Standard Death Benefit Amount will not apply) as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Standard Death Benefit Amount

We calculate the Standard Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The Standard Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

See APPENDIX H: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II AND III SAMPLE CALCULATIONS.

Spousal Continuation

Generally, a sole designated recipient who is the spouse of the deceased Annuitant or Owner may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) rather than receive the proceeds in a lump sum and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Annuitant’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. The Standard Death Benefit Amount will apply if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Standard Death Benefit Amount less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing. The Owner may revoke the designation only in writing. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse Beneficiary my delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse’s turns 72.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

WITHDRAWALS

The Right to Cancel (“Free Look”) section is amended to include the following:

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payment we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

ADDITIONAL INFORMATION

Annuitant or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. You may only add a Joint Annuitant on the Annuity Date. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner or Annuitant dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner or Annuitant, as applicable. Any change or addition will generally take effect only when we receive all necessary documents and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

District of Columbia. Free Look – Purchase Payments are returned in the event the Contract is cancelled within the Free Look period.

Florida. For Owners 64 years of age or younger on the application date, the Free Look period is 14 calendar days. For Owners 65 years of age or older on the application date, the Free Look period is 21 calendar days.

North Dakota. The Free Look period is 20 calendar days.

End of State Considerations subsection.

Financial Statements

Pacific Life’s financial statements and the financial statements of Separate Account A are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 calendar days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30-day waiting period on partial withdrawals and transfers. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

• transfers, including transfers to the Loan Account,

• withdrawals, including any applicable withdrawal charges,

• amounts applied to provide an annuity,

• annual fees, and

• charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

Variable Annuity Payment Amounts

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

Corresponding Dates

Age and Sex of Owner and Annuitant

Systematic Transfer Programs

Pre-Authorized Withdrawals

More on Federal Tax Issues

Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Choice Variable Annuity SAI without charge by calling us at (800) 722-4448 or you can visit our website at www.pacificlife.com to download a copy. Financial professionals may call us at (800) 722-2333.

APPENDIX A:

CORE PROTECT PLUS (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentage. The Annual Credit Percentage and the Withdrawal Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 7%

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, Annual Credit Value, and Highest Anniversary Value are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $14,000 (7% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $214,000. On Year 2 Contract Anniversary, the Protected Payment Base is reset to $214,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,700 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Automatic Resets at Beginning of Contract Years 4 and 5.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700
Activity		$4,000	$205,000			$214,000	$6,700
Year 3 Contract Anniversary			$205,000	NA	NA	$214,000	$10,700
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$214,000	$10,700
Year 4 Contract Anniversary	(After Automatic Reset)		$215,000	NA	NA	$215,000	$10,750
Activity		$10,750	$212,000			$215,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750
Year 5 Contract Anniversary	(After Automatic Reset)		$217,000	NA	NA	$217,000	$10,850

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,700):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($205,000) is less than the Protected Payment Base ($214,000), no Automatic Reset occurs. The Protected Payment Amount will be $10,700 (5% of the Protected Payment Base.

At Year 4 Contract Anniversary, the Protected Payment Base ($214,000) was less than the Contract Value ($215,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Contract Value immediately before withdrawal = $207,000.

• Automatic Reset at Beginning of Contract Year 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700
Activity		$20,000	$187,000 (after $20,000 withdrawal)	N/A	N/A	$203,856	$0
Year 3 Contract Anniversary			$192,000	N/A	N/A	$203,856	$10,193
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	N/A	$203,856	$10,193
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	N/A	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,700), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $207,000

• Protected Payment Base = $214,000

• Protected Payment Amount = $10,700 (5% × Protected Payment Base; 5% × $214,000 = $10,700)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,700 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,300 (total withdrawal amount – Protected Payment Amount; $20,000 – $10,700 = $9,300).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $207,000, which equals the $187,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.74% ($9,300 ÷ ($207,000 – $10,700); $9,300 ÷ $196,300 = 0.0474 or 4.74%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $203,856 (Protected Payment Base × (1 – ratio); $214,000 × (1 – 4.74%); $214,000 × 95.26% = $203,856).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $203,856 = $10,193), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero). Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($192,000) is less than the Protected Payment Base ($203,856), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($203,856) was less than the Contract Value ($205,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,250 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 7%.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Contract Value immediately before withdrawal = $210,000.

• Automatic Reset at Beginning of Contract Year 6.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$0
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$0
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$0
Year 3 Contract Anniversary			$210,000	$228,000	$210,000	$228,000	$0
Activity		$30,000	$180,000 (after $30,000 withdrawal)	N/A	N/A	$195,419	$0
Year 4 Contract Anniversary			$183,000	N/A	N/A	$195,419	$0
Activity (Designated Life reaches age 65)			$178,000	N/A	N/A	$195,419	$9,771
Year 5 Contract Anniversary			$185,000	N/A	N/A	$195,419	$9,771
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$215,000	N/A	N/A	$195,419	$9,771
Year 6 Contract Anniversary	(After to Automatic Reset)		$215,000	N/A	N/A	$215,000	$10,750

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Annual Credit Value ($228,000) is greater than the Contract Value ($210,000) and the Highest Anniversary Value ($210,000), the Protected Payment Base is increased to $228,000. No Automatic Resets are available since no withdrawal has occurred and the Contract has not reached the 5th Contract Anniversary.

Because the $30,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $30,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $30,000 ÷ $210,000 = 0.1429 or 14.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($30,000) ($228,000 - $30,000 = $198,000) or (b) the reduction percentage ($228,000 × 14.29%) = $32,581; $228,000 - $32,581 = $195,419. Since $195,419 is less than $198,000, the new Protected Payment Base is $195,419.

At Year 4 Contract Anniversary, since the Contract Value ($183,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs. Automatic Resets are now available since a withdrawal occurred in Contract Year 3. During Year 4, the Designated Life reaches age 65 and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($195,419) which results in a Protected Payment Amount of $9,771.

At Year 5 Contract Anniversary, since the Contract Value ($185,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($215,000) is greater than the Protected Payment Base ($195,419) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,750 (5% × $215,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for Annual Credit Value or Highest Anniversary Value since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$5,000
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$3,125
05/01/2018 Contract Anniversary				$100,000	$5,000
06/15/2018	$1,875			$100,000	$3,125
09/15/2018	$1,875			$100,000	$1,250
12/15/2018	$1,875			$100,000	$0
01/01/2019			$8,000
03/15/2019	$2,000			$100,000	$0
05/01/2019 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2019 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2019. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$5,000
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$3,125
04/01/2018		$2,000		$100,000	$1,125
05/01/2018 Contract Anniversary				$100,000	$5,000
06/15/2018	$1,875			$100,000	$3,125
09/15/2018	$1,875			$100,000	$1,250
11/15/2018		$4,000		$96,900	$0

On 3/15/18 there was an RMD Withdrawal of $1,875 and on 4/1/18 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/17 through 4/30/18) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/18, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/18, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit Value and Highest Anniversary Value do not apply.

• Contract Value goes to zero during Contract Year 22.

• Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 22, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX B:

CORE PROTECT PLUS (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentage. The Annual Credit Percentage and the Withdrawal Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

For Contracts with applications signed prior to May 1, 2020, see APPENDIX J: HISTORICAL RIDER PERCENTAGES.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 7%

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, Annual Credit Value, and Highest Anniversary Value are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $14,000 (7% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $214,000. On Year 2 Contract Anniversary, the Protected Payment Base is reset to $214,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $9,630 (4.5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Automatic Resets at Beginning of Contract Years 4 and 5.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630
Activity		$4,000	$205,000			$214,000	$5,630
Year 3 Contract Anniversary			$205,000	NA	NA	$214,000	$9,630
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$214,000	$9,630
Year 4 Contract Anniversary	(After Automatic Reset)		$215,000	NA	NA	$215,000	$9,675
Activity		$9,675	$212,000			$215,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$9,675
Year 5 Contract Anniversary	(After Automatic Reset)		$217,000	NA	NA	$217,000	$9,765

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($9,630):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($205,000) is less than the Protected Payment Base ($214,000), no Automatic Reset occurs. The Protected Payment Amount will be $9,630 (4.5% of the Protected Payment Base.

At Year 4 Contract Anniversary, the Protected Payment Base ($214,000) was less than the Contract Value ($215,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,675 (4.5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($9,675) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,765 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Contract Value immediately before withdrawal = $207,000.

• Automatic Reset at Beginning of Contract Year 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630
Activity		$20,000	$187,000 (after $20,000 withdrawal)	N/A	N/A	$202,765	$0
Year 3 Contract Anniversary			$192,000	N/A	N/A	$202,765	$9,124
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	N/A	$202,765	$9,124
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	N/A	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,700), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $207,000

• Protected Payment Base = $214,000

• Protected Payment Amount = $9,630 (4.5% × Protected Payment Base; 4.5% × $214,000 = $9,630)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,700 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,300 (total withdrawal amount – Protected Payment Amount; $20,000 – $9,630 = $10,370).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $207,000, which equals the $187,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.74% ($10,370 ÷ ($207,000 – $9,630); $10,370 ÷ $197,370 = 0.0525 or 5.25%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $202,765 (Protected Payment Base × (1 – ratio); $214,000 × (1 – 5.25%); $214,000 × 94.75% = $202,765).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4.5% of the Protected Payment Base after the withdrawal (4.5% of $202,765 = $9,124), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero). Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($192,000) is less than the Protected Payment Base ($202,765), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($202,765) was less than the Contract Value ($205,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,225 (4.5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 7%.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Contract Value immediately before withdrawal = $210,000.

• Automatic Reset at Beginning of Contract Year 6.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$0
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$0
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$0
Year 3 Contract Anniversary			$210,000	$228,000	$210,000	$228,000	$0
Activity		$30,000	$180,000 (after $30,000 withdrawal)	N/A	N/A	$195,419	$0
Year 4 Contract Anniversary			$183,000	N/A	N/A	$195,419	$0
Activity (Designated Life reaches age 65)			$178,000	N/A	N/A	$195,419	$8,794
Year 5 Contract Anniversary			$185,000	N/A	N/A	$195,419	$8,794
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$215,000	N/A	N/A	$195,419	$8,794
Year 6 Contract Anniversary	(After to Automatic Reset)		$215,000	N/A	N/A	$215,000	$9,675

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Annual Credit Value ($228,000) is greater than the Contract Value ($210,000) and the Highest Anniversary Value ($210,000), the Protected Payment Base is increased to $228,000. No Automatic Resets are available since no withdrawal has occurred and the Contract has not reached the 5th Contract Anniversary.

Because the $30,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $30,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $30,000 ÷ $210,000 = 0.1429 or 14.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($30,000) ($228,000 - $30,000 = $198,000) or (b) the reduction percentage ($228,000 × 14.29%) = $32,581; $228,000 - $32,581 = $195,419. Since $195,419 is less than $198,000, the new Protected Payment Base is $195,419.

At Year 4 Contract Anniversary, since the Contract Value ($183,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs. Automatic Resets are now available since a withdrawal occurred in Contract Year 3. During Contract Year 4, the Designated Life reaches age 65 and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 4.5% of the Protected Payment Base ($195,419) which results in a Protected Payment Amount of $8,794.

At Year 5 Contract Anniversary, since the Contract Value ($185,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($215,000) is greater than the Protected Payment Base ($195,419) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,675 (4.5% × $215,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for Annual Credit Value or Highest Anniversary Value since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$4,500
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$2,625
05/01/2018 Contract Anniversary				$100,000	$4,500
06/15/2018	$1,875			$100,000	$2,625
09/15/2018	$1,875			$100,000	$750
12/15/2018	$1,875			$100,000	$0
01/01/2019			$8,000
03/15/2019	$2,000			$100,000	$0
05/01/2019 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2019 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2019. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$4,500
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$2,625
04/01/2018		$2,000		$100,000	$625
05/01/2018 Contract Anniversary				$100,000	$4,500
06/15/2018	$1,875			$100,000	$2,625
09/15/2018	$1,875			$100,000	$750
11/15/2018		$4,000		$96,360	$0

On 3/15/18 there was an RMD Withdrawal of $1,875 and on 4/1/18 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/17 through 4/30/18) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/18, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/18, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount – Protected Payment Amount; $4,000 – $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 – $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.64%); $100,000 × 96.36% = $96,360).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit Value and Highest Anniversary Value do not apply.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Surviving Spouse dies during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$0	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Protected Payment Amount of $4,500 is withdrawn. Withdrawals of the Protected Payment Amount ($4,500) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX C:

ENHANCED INCOME SELECT (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Enhanced Income Percentages or the current Guaranteed Lifetime Income Percentage.

The examples apply to Enhanced Income Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Enhanced Income Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
12/15/2014	$1,875			$100,000	$0
01/01/2015			$8,000
03/15/2015	$2,000			$100,000	$0
05/01/2015 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2015 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2015. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
04/01/2014		$2,000		$100,000	$1,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
11/15/2014		$4,000		$96,900	$0

On 3/15/14 there was an RMD Withdrawal of $1,875 and on 4/1/14 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/13 through 4/30/14) did not exceed the Enhanced Income Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/14, the Enhanced Income Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/14, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to a Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 5% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 6% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 7% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$5,000	$99,000	$100,000	$5,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$5,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$6,120
3	$6,120	$96,909	$102,000	$6,120
4	$6,120	$97,816	$102,000	$6,120
5	$6,120	$99,691	$102,000	$6,120
6	$6,120	$98,648	$102,000	$6,120
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$6,120
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$7,350
8	$7,350	$97,650	$105,000	$7,350
9	$7,350	$96,875	$105,000	$7,350
10	$7,350	$94,078	$105,000	$7,350
11	$7,350	$98,805	$105,000	$7,350
12	$7,350	$95,478	$105,000	$7,350
13	$7,350	$92,096	$105,000	$7,350
14	$7,350	$88,660	$105,000	$7,350
15	$7,350	$89,168	$105,000	$7,350
16	$7,350	$91,619	$105,000	$7,350
17	$7,350	$92,013	$105,000	$7,350
18	$7,350	$91,349	$105,000	$7,350
19	$7,350	$89,626	$105,000	$7,350
20	$7,350	$86,844	$105,000	$7,350
21	$7,350	$82,002	$105,000	$7,350
22	$7,350	$80,099	$105,000	$7,350

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,120 (6% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic

Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $7,350 (7% of the Protected Payment Base).

Example #8 – Lifetime Income.

This example applies to Enhanced Income Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Example #9 – Lifetime Income.

This example applies to Enhanced Income Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Surviving Spouse dies during Contract Year 26 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the surviving Designated Life.

APPENDIX D:

COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX E:

COREINCOME ADVANTAGE SELECT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 - $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 - ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) - $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 - $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 - $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base x (1- ratio); $100,000 x (1- 3.10%); $100,000 x 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX F:

GUARANTEED PROTECTION ADVANTAGE 3 SELECT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 ÷ $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 × 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX G:

PROTECTED INVESTMENT BENEFIT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

• A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$90,000	$100,000
Activity	$20,000		$127,000	$108,000	$120,000
2			$127,000	$108,000	$120,000
3			$63,500	$108,000	$120,000
Activity	$10,000		$77,945	$108,000	$120,000
4			$77,945	$108,000	$120,000
Activity		$10,000	$73,401	$95,051	$105,612
5			$73,401	$95,051	$105,612
Values at End of 5th Year			$78,539	$95,051	$105,612
Value after Protected Amount Applied			$95,051	$0		$16,551

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a) is 90% of the Contract Value at the start of the Term,

(b) is 90% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable [[L:Surr_Charge_No_SC_Rider]]premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a) the Contract Value at the start of the Term,

(b) the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable [[L:Surr_Charge_No_SC_Rider]]premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Protected Amount = 90% of Initial Purchase Payment = 90% x $100,000 ($90,000 + 0 – 0 = $90,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $18,000 (90% of the $20,000 Purchase Payment) to $108,000. ($90,000 + $18,000 – 0 = $108,000). In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 5-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 5-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $12,949 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($108,000 x 0.1199 = $12,949). The new Protected Amount (a) + (b) – (c) = $95,051 ($108,000 + 0 – $12,949 = $95,051).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 5 (end of the 5-Year Term) the Contract Value ($78,539) is less than the Protected Amount ($95,051). Therefore, $16,511 ($95,051 – $78,539 = $16,511) is added to the Contract Value and the Rider terminates.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

• A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$105,000	$100,000
Activity	$20,000		$127,000	$126,000	$120,000
2			$127,000	$126,000	$120,000
3			$63,500	$126,000	$120,000
Activity	$10,000		$77,945	$126,000	$120,000
4			$77,945	$126,000	$120,000
Activity		$10,000	$73,401	$110,892	$105,612
5			$73,401	$110,892	$105,612
6			$78,539	$110,892	$105,612

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
7			$73,041	$110,892	$105,612
8			$67,929	$110,892	$105,612
9			$63,174	$110,892	$105,612
10			$58,751	$110,892	$105,612
Values at End of 10th Year			$54,639	$110,892	$105,612
Value after Protected Amount Applied			$110,892	$0		$56,253

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a) is 105% of the Contract Value at the start of the Term,

(b) is 105% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable [[L:Surr_Charge_No_SC_Rider]]premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a) the Contract Value at the start of the Term,

(b) the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable [[L:Surr_Charge_No_SC_Rider]]premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Protected Amount = 105% of Initial Purchase Payment = 105% x $100,000 ($105,000 + 0 – 0 = $105,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $21,000 (105% of the $20,000 Purchase Payment) to $126,000. ($105,000 + $21,000 – 0 = $126,000) In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 10-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 10-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $15,108 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($126,000 x 0.1199 = $15,108). The new Protected Amount (a) + (b) – (c) = $110,892 ($126,000 + 0 – $15,108 = $110,892).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 10 (end of the 10-Year Term) the Contract Value ($54,639) is less than the Protected Amount ($110,892). Therefore, $56,253 ($110,892 – $54,639 = $56,253) is added to the Contract Value and the Rider terminates.

APPENDIX H:

STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II AND III SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit II (Stepped-Up Death Benefit III for Contracts issued in California) and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

Standard Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629).

During Contract Year 14, death occurs. The Standard Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Standard Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II (Stepped-Up Death Benefit III for Contracts issued in California)

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Standard Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Standard Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Standard Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER

THIS SET OF EXAMPLES DOES NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Standard Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629).

During Contract Year 14, death occurs. The Standard Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Standard Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
Owner Change			$140,569	$125,000	$125,000
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $125,000 since the Total Adjusted Purchase Payments as of the Change Date ($125,000) is less than the Contract Value as of the Change Date ($140,569). In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount ($125,000) as of the Change Date.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payments amount and Guaranteed Minimum (Stepped-Up) Death Benefit Amount are calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $95,000 (Total Adjusted Purchase Payments amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Standard Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Standard Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Standard Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

APPENDIX I:

EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLE BELOW ASSUMES NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• A withdrawal of $20,000 is taken during Contract Year 7.

• A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
6			$137,303	$17,303	$120,000	-	$6,921	$4,326
7			$141,422	$21,422	$120,000	-	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	-	$1,837	$1,148
8			$125,516	$5,516	$120,000	-	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330		$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330		$3,212	$2,008

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date. For Contracts issued in California, 40% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date. For Contracts issued in California, 25% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death of the Owner (Annuitant for Contracts issued in California) occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Rider Effective Date and the Earnings in the Contract on the date of death.

Assuming the oldest Owner was 69 or younger (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 x 40% = $3,212).

Assuming the oldest Owner was 70 to 75 (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 x 25% = $2,008).

THE EXAMPLE BELOW ASSUMES AN OWNER CHANGE TO SOMEONE OTHER THAN THE PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER WAS ADDED THAT IS NOT A SPOUSE OF THE OWNER

THIS SET OF EXAMPLES DOES NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $5,000 is taken during Contract Year 7.

• A withdrawal of $15,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
Owner Change			$135,970	$0	$135,970	$15,970	$0	$0
6			$137,329	$1,360	$135,970	-	$544	$340
7			$141,422	$5,452	$135,970	-	$2,181	$1,363
Activity		$5,000	$139,250	$3,280	$135,970	-	$1,312	$820
8			$140,643	$4,673	$135,970	-	$1,869	$1,168
Activity		$15,000	$128,456	$0	$128,456	$7,514	$0	$0
9			$129,740	$1,285	$128,456		$514	$321

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
Death at the beginning of year 10			$133,633	$5,177	$128,456		$2,071	$1,294

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Change Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Remaining Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments balance on the Change Date. Numerically, the Remaining Purchase Payments will be $135,970 since the Contract Value on the Change Date ($135,970) is greater than the Remaining Purchase Payments ($120,000) as of the Change Date.

After the Change Date, the Remaining Purchase Payments will be increased by any Purchase Payments made since the Change Date and will be reduced by any withdrawals that exceed the amount of Earnings in the Contract accumulated since the Change Date.

During Contract Year 7, a withdrawal of $5,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $3,280. The $3,280 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($139,250 - $135,970 = $3,280). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $15,000 was made. Assuming the Earnings at the time of the withdrawal were $7,486, the withdrawal exceeds the Earnings. Since the $15,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $7,514 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($15,000 - $7,486 = $7,514). The Earnings will be reduced to zero.

During Contract Year 10 death of the Owner occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Change Date and the Earnings in the Contract.

Assuming the oldest Owner was 69 or younger on the Change Date, the EEDB amount added to the death benefit would be $2,071. $2,071 represents 40% of the Earnings ($5,177 x 40% = $2,071).

Assuming the oldest Owner was 70 to 75 on the Change Date, the EEDB amount added to the death benefit would be $1,294. $1,294 represents 25% of the Earnings ($5,177 x 25% = $1,294).

THE EXAMPLE BELOW ASSUMES THAT A SURVIVING SPOUSE CONTINUED THE CONTRACT AND RIDER

The values shown below are based on the following assumptions:

• The Surviving Spouse is under age 75 and elected to continue the Contract and Rider. If the Surviving Spouse was over the age of 75, the Surviving Spouse would not be able to continue the Rider and the Rider charges and benefits would no longer be applied.

• The EEDB amount applied to the death benefit proceeds was 40% of Earnings.

• No Owner changes occurred.

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$0		$129,572	$0	$129,572	-	$0	$0

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
2			$133,459	$3,887	$129,572	-	$1,555	$972
3			$137,463	$7,891	$129,572	-	$3,156	$1,973
Activity	$20,000		$160,212	$10,640	$149,572	-	$4,256	$2,660
4			$161,814	$12,242	$149,572	-	$4,897	$3,061
5			$166,668	$17,096	$149,572	-	$6,838	$4,274
6			$171,668	$22,096	$149,572	-	$8,838	$5,524
7			$176,818	$27,246	$149,572	-	$10,898	$6,812
Activity		$20,000	$160,354	$10,782	$149,572	-	$4,313	$2,696
8			$161,958	$12,386	$149,572	-	$4,954	$3,096
Activity		$20,000	$145,197	$0	$145,197	$4,375	$0	$0
9			$146,649	$1,452	$145,197		$581	$363
Death at the beginning of year 10			$151,049	$5,852	$145,197		$2,341	$1,463

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death of the Surviving Spouse less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the Surviving Spouse was age 69 or younger when death benefit proceeds are payable under the Contract.

3 25% EEDB amount is applicable if the Surviving Spouse was age 70 to 75 when the death benefit proceeds are payable under the Contract.

Since the Surviving Spouse elected to continue the Contract and Rider, the Contract Value, Remaining Purchase Payments and Earnings need to be adjusted. The following calculations would be completed to continue the Rider:

• Contract Value – would be set to equal the death benefit proceeds plus any EEDB amount that would have been added to the death benefit proceeds. Assuming the death benefit proceeds were the Contract Value on the date of death the death benefit proceeds would have been $126,360 plus the EEDB amount of $3,212 (40% of Earnings); $126,360 + $3,212 = $129,572.

• Remaining Purchase Payments – would be reset to the greater of the Contract Value on the Continuation Date ($129,572) or the Remaining Purchase Payments immediately prior to the death of the Owner ($118,330); Remaining Purchase Payments would be reset to $129,572 since the Contract Value on the Continuation Date is greater.

• Earnings – will be zero since the Contract was just continued by the Surviving Spouse.

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $149,572 ($129,572 + $20,000 = $149,572). The Contract Value increased to $160,212.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $10,782. The $10,782 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($160,354 - $149,572 = $10,782). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $20,000 was made. Assuming the Earnings at the time of the withdrawal were $15,625, the withdrawal exceeds the Earnings. Since the $20,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $4,375 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($20,000 - $15,625 = $4,375). The Earnings will be reduced to zero.

During Contract Year 10 death of the Surviving Spouse occurs. The EEDB amount added to the death benefit is based on the age of the Surviving Spouse on the Continuation Date and the Earnings in the Contract.

Assuming the Surviving Spouse was 69 or younger on the Continuation Date, the EEDB amount added to the death benefit would be $2,341. $2,341 represents 40% of the Earnings ($5,852 x 40% = $2,341).

Assuming the Surviving Spouse was 70 to 75 on the Continuation Date, the EEDB amount added to the death benefit would be $1,463. $1,463 represents 25% of the Earnings ($5,852 x 25% = $1,463).

APPENDIX J:

HISTORICAL RIDER PERCENTAGES

This appendix provides historical rider percentages for the Core Protect Plus (Single) and Core Protect Plus (Joint) Riders.

The percentages below apply for applications signed between November 1, 2019 and April 30, 2020, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.35%	7%	5%
Core Protect Plus (Joint)	1.50%	7%	4.5%

The percentages below apply for applications signed between December 1, 2018 and October 31, 2019, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.10%	7%	5%
Core Protect Plus (Joint)	1.25%	7%	4.5%

The percentages below apply for applications signed between May 1, 2018 and November 30, 2018, that met the requirements in effect at the time the application was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.20%	7%	5%
Core Protect Plus (Joint)	1.35%	7%	4.5%

If you purchased a Rider, review the Rider specifications page you received for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

For applications signed May 1, 2020 or after, rider percentages are disclosed in a Rate Sheet Prospectus Supplement in the front of this prospectus.

APPENDIX K:

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE

CoreIncome Advantage 4 Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are below in Sample Calculations. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 4 Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Joint Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to CoreIncome Advantage 4 Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #8 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse dies during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
13	$4,000	$47,096	$100,000	$4,000
Activity (Death of first Designated Life) 14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

Income Access Select

(This Rider is called the Guaranteed Withdrawal Benefit XIII Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• The Remaining Protected Balance as of that day.

The Protected Payment Amount will be reset on each Contract Anniversary to 7% of the Protected Payment Base computed on that date. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial

Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero or until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and the Protected Payment Amount.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Depletion of Contract Value

If the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount immediately prior to that withdrawal, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit (amount will be zero).

If the Contract Value is reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and you want to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day the Remaining Protected Balance is reduced to zero,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment is equal to $8,400 (7% of the Protected Payment Base after the Purchase Payment).

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$0	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$0	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% x Protected Payment Base; 7% x $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal – amount Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0, but at the Beginning of Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$99,140	$0	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 - $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount reduced by withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – (Protected Payment Amount – withdrawals already taken); $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 – 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

The table below is designed to help you understand how the Variable Investment Options available under Pacific Choice Variable Annuity have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2019. The following table is for Contracts issued with the Standard Death Benefit only.

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Comstock
2019	$13.96	$17.21	820,266	$13.73	$16.86	117,017	$13.65	$16.75	33,470
2018	$16.13	$13.96	813,070	$15.90	$13.73	143,860	$15.83	$13.65	35,351
2017	$13.86	$16.13	606,294	$13.71	$15.90	158,695	$13.66	$15.83	37,869
2016	$11.94	$13.86	455,857	$11.84	$13.71	175,817	$11.81	$13.66	42,145
2015	$12.86	$11.94	369,266	$12.79	$11.84	205,062	$12.77	$11.81	49,205
2014	$11.92	$12.86	260,708	$11.90	$12.79	191,206	$11.89	$12.77	49,304
05/10/2013 - 12/31/2013	$10.35	$11.92	106,960	$10.34	$11.90	119,565	$10.55	$11.89	35,760
Core Income
2019	$10.08	$11.04	734,271	$9.97	$10.89	79,432	$9.93	$10.84	29,054
2018	$10.40	$10.08	392,187	$10.32	$9.97	50,890	$10.29	$9.93	25,929
2017	$10.02	$10.40	310,688	$9.97	$10.32	42,137	$9.96	$10.29	27,822
2016	$9.64	$10.02	156,879	$9.62	$9.97	16,205	$9.61	$9.96	12,564
05/04/2015 - 12/31/2015	$9.99	$9.64	30,728	$9.94	$9.62	29,046	$9.94	$9.61	4,439
Currency Strategies
2019	$10.54	$10.47	88,593	$10.36	$10.27	16,598	$10.30	$10.20	5,271
2018	$10.08	$10.54	81,129	$9.94	$10.36	25,139	$9.89	$10.30	5,834
2017	$10.58	$10.08	84,891	$10.46	$9.94	26,659	$10.42	$9.89	5,932
2016	$10.21	$10.58	71,018	$10.13	$10.46	35,076	$10.10	$10.42	5,916
2015	$10.18	$10.21	69,390	$10.13	$10.13	30,699	$10.12	$10.10	4,770
2014	$9.96	$10.18	67,271	$9.94	$10.13	20,053	$9.93	$10.12	8,132
05/07/2013 - 12/31/2013	$10.47	$9.96	18,282	$10.30	$9.94	11,384	$10.16	$9.93	6,386
Developing Growth
2019	$14.32	$18.66	817,466	$14.08	$18.29	77,148	$14.00	$18.17	41,608
2018	$13.73	$14.32	672,750	$13.54	$14.08	118,724	$13.48	$14.00	53,005
2017	$10.67	$13.73	515,208	$10.55	$13.54	129,242	$10.52	$13.48	46,657
2016	$11.07	$10.67	466,026	$10.98	$10.55	151,203	$10.95	$10.52	62,450
2015	$12.23	$11.07	360,459	$12.17	$10.98	142,061	$12.15	$10.95	69,372
2014	$12.33	$12.23	183,657	$12.30	$12.17	105,989	$12.30	$12.15	62,756
05/08/2013 - 12/31/2013	$10.44	$12.33	74,564	$10.57	$12.30	43,178	$10.71	$12.30	21,950
Diversified Bond
2019	$10.92	$12.20	4,345,893	$10.74	$11.96	408,901	$10.68	$11.88	295,082
2018	$11.21	$10.92	3,329,729	$11.05	$10.74	414,319	$11.00	$10.68	277,505
2017	$10.61	$11.21	2,518,234	$10.50	$11.05	435,638	$10.46	$11.00	246,969
2016	$10.23	$10.61	1,784,835	$10.14	$10.50	527,616	$10.12	$10.46	287,090
2015	$10.24	$10.23	1,207,737	$10.19	$10.14	620,217	$10.17	$10.12	257,741
2014	$9.62	$10.24	574,491	$9.61	$10.19	204,098	$9.60	$10.17	175,162
05/03/2013 - 12/31/2013	$9.97	$9.62	61,469	$9.95	$9.61	19,994	$9.88	$9.60	60,808
Dividend Growth
2019	$16.36	$21.12	3,398,756	$16.09	$20.70	454,187	$15.99	$20.56	197,053
2018	$16.78	$16.36	2,481,548	$16.54	$16.09	501,856	$16.47	$15.99	213,931
2017	$14.26	$16.78	2,030,992	$14.10	$16.54	486,177	$14.05	$16.47	258,620
2016	$12.95	$14.26	1,563,329	$12.84	$14.10	565,377	$12.81	$14.05	235,528
2015	$12.83	$12.95	932,336	$12.77	$12.84	503,685	$12.75	$12.81	218,255
2014	$11.59	$12.83	526,675	$11.56	$12.77	391,202	$11.56	$12.75	207,748
05/07/2013 - 12/31/2013	$10.37	$11.59	120,936	$10.27	$11.56	119,688	$10.22	$11.56	111,733
Emerging Markets
2019	$10.35	$12.85	2,636,926	$10.18	$12.59	187,637	$10.12	$12.51	98,016
2018	$11.90	$10.35	2,474,133	$11.74	$10.18	234,787	$11.68	$10.12	120,424
2017	$8.96	$11.90	2,042,446	$8.86	$11.74	284,141	$8.83	$11.68	129,559
2016	$8.51	$8.96	1,248,818	$8.45	$8.86	340,508	$8.42	$8.83	116,348
2015	$10.02	$8.51	899,462	$9.97	$8.45	321,594	$9.96	$8.42	126,322
2014	$10.68	$10.02	493,427	$10.66	$9.97	255,817	$10.65	$9.96	113,657
05/08/2013 - 12/31/2013	$10.35	$10.68	157,254	$10.30	$10.66	92,592	$10.37	$10.65	82,889

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Emerging Markets Debt
2019	$9.97	$10.78	530,753	$9.80	$10.57	35,722	$9.74	$10.50	32,849
2018	$10.67	$9.97	460,589	$10.52	$9.80	56,415	$10.47	$9.74	34,231
2017	$9.55	$10.67	416,706	$9.44	$10.52	50,118	$9.41	$10.47	37,014
2016	$8.26	$9.55	237,793	$8.19	$9.44	38,903	$8.17	$9.41	27,492
2015	$8.74	$8.26	148,474	$8.70	$8.19	42,659	$8.69	$8.17	32,056
2014	$9.20	$8.74	102,649	$9.18	$8.70	31,191	$9.18	$8.69	32,480
05/08/2013 - 12/31/2013	$10.03	$9.20	30,957	$9.77	$9.18	15,235	$9.52	$9.18	25,331
Equity Index
2019	$16.36	$21.19	18,773,948	$16.08	$20.77	1,138,719	$15.99	$20.63	953,436
2018	$17.38	$16.36	15,746,900	$17.13	$16.08	1,253,191	$17.05	$15.99	1,097,608
2017	$14.48	$17.38	11,781,632	$14.32	$17.13	1,485,085	$14.26	$17.05	1,267,951
2016	$13.13	$14.48	7,864,657	$13.02	$14.32	1,553,611	$12.99	$14.26	1,206,784
2015	$13.13	$13.13	4,569,094	$13.07	$13.02	1,508,350	$13.05	$12.99	1,158,309
2014	$11.72	$13.13	2,360,541	$11.70	$13.07	935,792	$11.69	$13.05	815,934
05/13/2013 - 12/31/2013	$10.44	$11.72	678,382	$10.44	$11.70	176,562	$10.33	$11.69	354,363
Floating Rate Income
2019	$10.88	$11.62	3,748,263	$10.69	$11.39	758,537	$10.63	$11.31	682,150
2018	$11.01	$10.88	1,834,019	$10.86	$10.69	482,721	$10.81	$10.63	298,701
2017	$10.74	$11.01	1,230,137	$10.62	$10.86	397,883	$10.58	$10.81	341,436
2016	$10.03	$10.74	967,551	$9.95	$10.62	382,310	$9.92	$10.58	301,716
2015	$10.06	$10.03	731,210	$10.01	$9.95	442,647	$9.99	$9.92	363,946
2014	$10.14	$10.06	542,312	$10.12	$10.01	420,478	$10.11	$9.99	256,541
05/03/2013 - 12/31/2013	$10.01	$10.14	185,833	$10.02	$10.12	256,079	$10.02	$10.11	136,448
Focused Growth
2019	$19.64	$26.29	1,553,272	$19.31	$25.77	205,887	$19.20	$25.60	73,627
2018	$18.94	$19.64	1,215,850	$18.67	$19.31	193,165	$18.59	$19.20	77,642
2017	$14.80	$18.94	931,140	$14.64	$18.67	192,783	$14.58	$18.59	67,533
2016	$14.63	$14.80	721,513	$14.52	$14.64	234,416	$14.48	$14.58	46,684
2015	$13.45	$14.63	647,247	$13.39	$14.52	272,263	$13.36	$14.48	49,000
2014	$12.37	$13.45	217,640	$12.34	$13.39	69,319	$12.34	$13.36	20,220
05/09/2013 - 12/31/2013	$10.50	$12.37	35,604	$10.43	$12.34	18,536	$10.43	$12.34	16,480
Growth
2019	$18.87	$25.75	1,519,746	$18.55	$25.24	138,710	$18.45	$25.08	64,681
2018	$18.65	$18.87	1,308,366	$18.39	$18.55	125,651	$18.31	$18.45	72,238
2017	$14.34	$18.65	980,003	$14.18	$18.39	111,777	$14.13	$18.31	63,961
2016	$14.20	$14.34	585,761	$14.08	$14.18	130,249	$14.05	$14.13	56,195
2015	$13.37	$14.20	313,784	$13.30	$14.08	260,873	$13.28	$14.05	54,929
2014	$12.43	$13.37	137,680	$12.40	$13.30	60,181	$12.39	$13.28	52,682
05/15/2013 - 12/31/2013	$10.53	$12.43	40,270	$10.39	$12.40	19,454	$10.22	$12.39	20,596
Health Sciences
2019	$20.56	$25.55	2,516,969	$20.22	$25.05	470,818	$20.10	$24.88	135,468
2018	$19.29	$20.56	2,428,678	$19.02	$20.22	584,497	$18.93	$20.10	168,382
2017	$15.75	$19.29	2,110,137	$15.58	$19.02	692,991	$15.52	$18.93	178,417
2016	$16.95	$15.75	1,755,191	$16.81	$15.58	831,668	$16.77	$15.52	211,557
2015	$15.65	$16.95	1,488,060	$15.57	$16.81	1,014,383	$15.55	$16.77	230,039
2014	$12.72	$15.65	692,100	$12.70	$15.57	561,985	$12.69	$15.55	119,740
05/07/2013 - 12/31/2013	$10.55	$12.72	221,445	$10.31	$12.70	192,943	$10.12	$12.69	38,335
High Yield Bond
2019	$11.01	$12.40	2,398,286	$10.82	$12.15	262,157	$10.76	$12.07	265,988
2018	$11.52	$11.01	2,062,043	$11.36	$10.82	308,738	$11.31	$10.76	182,238
2017	$10.82	$11.52	1,755,346	$10.70	$11.36	433,016	$10.66	$11.31	207,346
2016	$9.49	$10.82	1,397,155	$9.42	$10.70	501,002	$9.39	$10.66	267,999
2015	$10.07	$9.49	902,428	$10.02	$9.42	452,186	$10.01	$9.39	186,971
2014	$10.16	$10.07	594,201	$10.14	$10.02	419,384	$10.13	$10.01	339,600
05/10/2013 - 12/31/2013	$10.04	$10.16	210,450	$10.06	$10.14	210,239	$10.04	$10.13	238,816
Inflation Managed
2019	$8.96	$9.62	1,377,132	$8.81	$9.43	154,474	$8.76	$9.37	103,236
2018	$9.27	$8.96	1,134,092	$9.14	$8.81	182,202	$9.10	$8.76	116,293
2017	$9.05	$9.27	946,277	$8.95	$9.14	255,645	$8.92	$9.10	117,487
2016	$8.71	$9.05	697,976	$8.64	$8.95	240,042	$8.62	$8.92	102,310
2015	$9.10	$8.71	454,144	$9.05	$8.64	255,331	$9.04	$8.62	95,160
2014	$8.93	$9.10	320,442	$8.91	$9.05	283,426	$8.90	$9.04	86,764
05/03/2013 - 12/31/2013	$9.92	$8.93	93,654	$9.89	$8.91	155,301	$9.91	$8.90	57,603

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Inflation Strategy
2019	$8.61	$9.17	333,863	$8.46	$8.99	41,726	$8.41	$8.93	28,596
2018	$8.85	$8.61	336,522	$8.72	$8.46	50,406	$8.68	$8.41	30,423
2017	$8.68	$8.85	279,909	$8.59	$8.72	65,955	$8.55	$8.68	34,786
2016	$8.62	$8.68	228,543	$8.56	$8.59	71,716	$8.53	$8.55	33,954
2015	$9.02	$8.62	204,454	$8.97	$8.56	79,372	$8.96	$8.53	41,874
2014	$8.92	$9.02	129,744	$8.90	$8.97	51,178	$8.90	$8.96	44,162
05/13/2013 - 12/31/2013	$9.80	$8.92	38,509	$9.58	$8.90	7,581	$9.51	$8.90	20,745
International Large-Cap
2019	$11.19	$14.16	1,793,049	$11.00	$13.88	146,652	$10.94	$13.79	86,928
2018	$12.85	$11.19	1,702,634	$12.67	$11.00	184,250	$12.61	$10.94	97,470
2017	$10.20	$12.85	1,256,569	$10.08	$12.67	191,768	$10.05	$12.61	119,270
2016	$10.33	$10.20	921,761	$10.24	$10.08	246,264	$10.22	$10.05	135,078
2015	$10.50	$10.33	745,594	$10.44	$10.24	224,973	$10.43	$10.22	224,702
2014	$11.19	$10.50	382,452	$11.16	$10.44	187,221	$11.16	$10.43	217,618
05/13/2013 - 12/31/2013	$10.37	$11.19	157,491	$10.18	$11.16	72,442	$10.14	$11.16	113,669
International Small-Cap
2019	$11.75	$13.94	665,038	$11.56	$13.67	38,380	$11.49	$13.58	13,634
2018	$15.28	$11.75	599,265	$15.07	$11.56	48,656	$15.00	$11.49	13,920
2017	$11.72	$15.28	443,530	$11.60	$15.07	42,098	$11.55	$15.00	13,826
2016	$11.47	$11.72	317,605	$11.38	$11.60	36,466	$11.35	$11.55	15,553
2015	$10.91	$11.47	301,672	$10.86	$11.38	53,862	$10.84	$11.35	18,300
2014	$11.32	$10.91	181,410	$11.29	$10.86	38,684	$11.29	$10.84	19,522
05/10/2013 - 12/31/2013	$10.10	$11.32	24,245	$10.16	$11.29	21,381	$9.62	$11.29	19,197
International Value
2019	$9.76	$11.24	1,086,067	$9.60	$11.02	78,471	$9.54	$10.95	52,174
2018	$11.62	$9.76	942,637	$11.45	$9.60	79,398	$11.40	$9.54	52,118
2017	$9.67	$11.62	704,024	$9.56	$11.45	86,252	$9.53	$11.40	55,789
2016	$9.50	$9.67	465,707	$9.43	$9.56	97,096	$9.40	$9.53	78,429
2015	$9.88	$9.50	362,391	$9.83	$9.43	111,842	$9.81	$9.40	104,928
2014	$11.18	$9.88	213,291	$11.15	$9.83	69,021	$11.15	$9.81	101,909
05/08/2013 - 12/31/2013	$10.30	$11.18	66,018	$10.07	$11.15	29,149	$9.87	$11.15	54,538
Large-Cap Growth
2019	$18.46	$24.13	2,140,484	$18.14	$23.66	229,018	$18.04	$23.50	98,643
2018	$18.33	$18.46	1,720,824	$18.08	$18.14	207,526	$17.99	$18.04	88,232
2017	$13.88	$18.33	1,172,688	$13.73	$18.08	205,276	$13.68	$17.99	91,878
2016	$13.97	$13.88	889,023	$13.86	$13.73	203,926	$13.83	$13.68	106,781
2015	$13.33	$13.97	728,874	$13.26	$13.86	365,884	$13.24	$13.83	122,631
2014	$12.44	$13.33	388,051	$12.42	$13.26	157,519	$12.41	$13.24	109,412
05/15/2013 - 12/31/2013	$10.54	$12.44	129,041	$10.58	$12.42	77,824	$10.45	$12.41	38,575
Large-Cap Value
2019	$13.94	$17.69	1,519,330	$13.70	$17.34	115,725	$13.62	$17.22	94,407
2018	$15.56	$13.94	1,292,839	$15.34	$13.70	133,359	$15.27	$13.62	163,137
2017	$13.82	$15.56	1,031,468	$13.67	$15.34	167,408	$13.62	$15.27	174,943
2016	$12.39	$13.82	839,947	$12.29	$13.67	197,334	$12.26	$13.62	174,523
2015	$12.93	$12.39	655,364	$12.86	$12.29	174,895	$12.84	$12.26	196,621
2014	$11.73	$12.93	426,858	$11.71	$12.86	116,194	$11.70	$12.84	191,291
05/15/2013 - 12/31/2013	$10.39	$11.73	120,286	$10.52	$11.71	79,582	$10.45	$11.70	56,646
Main Street Core
2019	$15.65	$20.44	1,057,167	$15.39	$20.03	224,875	$15.30	$19.90	80,086
2018	$17.17	$15.65	966,823	$16.93	$15.39	250,674	$16.86	$15.30	94,687
2017	$14.84	$17.17	744,473	$14.68	$16.93	227,389	$14.63	$16.86	94,030
2016	$13.43	$14.84	543,096	$13.33	$14.68	265,186	$13.29	$14.63	94,138
2015	$13.16	$13.43	375,348	$13.09	$13.33	227,293	$13.07	$13.29	43,346
2014	$12.01	$13.16	244,816	$11.99	$13.09	126,610	$11.98	$13.07	44,000
05/20/2013 - 12/31/2013	$10.49	$12.01	89,492	$10.33	$11.99	15,134	$10.56	$11.98	28,694
Managed Bond
2019	$10.10	$10.82	3,861,920	$9.93	$10.61	359,036	$9.87	$10.54	156,753
2018	$10.28	$10.10	2,998,079	$10.14	$9.93	437,170	$10.09	$9.87	197,710
2017	$9.94	$10.28	2,698,326	$9.83	$10.14	578,674	$9.79	$10.09	209,583
2016	$9.78	$9.94	2,042,353	$9.70	$9.83	756,005	$9.67	$9.79	311,263
2015	$9.84	$9.78	1,495,931	$9.79	$9.70	794,735	$9.77	$9.67	326,544
2014	$9.53	$9.84	904,944	$9.51	$9.79	684,077	$9.51	$9.77	356,330
05/07/2013 - 12/31/2013	$9.97	$9.53	224,623	$9.97	$9.51	239,351	$9.91	$9.51	130,432

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Mid-Cap Equity
2019	$16.19	$19.33	1,348,438	$15.92	$18.95	77,711	$15.83	$18.82	68,343
2018	$18.15	$16.19	1,208,746	$17.90	$15.92	103,623	$17.81	$15.83	69,268
2017	$14.78	$18.15	823,927	$14.62	$17.90	112,582	$14.56	$17.81	71,157
2016	$12.63	$14.78	525,399	$12.53	$14.62	108,361	$12.50	$14.56	67,426
2015	$12.59	$12.63	408,822	$12.52	$12.53	139,352	$12.50	$12.50	55,128
2014	$12.22	$12.59	180,418	$12.20	$12.52	52,365	$12.19	$12.50	50,620
05/20/2013 - 12/31/2013	$10.45	$12.22	45,440	$10.22	$12.20	21,707	$10.62	$12.19	20,943
Mid-Cap Growth
2019	$15.48	$21.18	1,900,935	$15.22	$20.76	189,730	$15.14	$20.62	83,356
2018	$15.65	$15.48	1,542,179	$15.43	$15.22	191,787	$15.36	$15.14	97,261
2017	$12.42	$15.65	1,075,496	$12.28	$15.43	210,933	$12.24	$15.36	105,888
2016	$11.83	$12.42	838,364	$11.73	$12.28	236,545	$11.70	$12.24	105,261
2015	$12.70	$11.83	717,050	$12.63	$11.73	247,761	$12.61	$11.70	111,212
2014	$11.85	$12.70	370,600	$11.82	$12.63	165,397	$11.81	$12.61	94,385
05/13/2013 - 12/31/2013	$10.32	$11.85	107,928	$10.42	$11.82	53,354	$10.57	$11.81	69,779
Mid-Cap Value
2019	$13.41	$17.21	1,171,180	$13.18	$16.87	167,425	$13.10	$16.76	70,495
2018	$15.92	$13.41	1,182,923	$15.70	$13.18	212,780	$15.63	$13.10	88,970
2017	$13.96	$15.92	1,083,728	$13.80	$15.70	225,212	$13.75	$15.63	107,504
2016	$12.25	$13.96	859,980	$12.15	$13.80	257,754	$12.12	$13.75	121,895
2015	$12.45	$12.25	659,036	$12.38	$12.15	265,659	$12.36	$12.12	165,177
2014	$11.83	$12.45	432,223	$11.80	$12.38	203,111	$11.80	$12.36	167,486
05/10/2013 - 12/31/2013	$10.57	$11.83	135,490	$10.45	$11.80	130,140	$10.66	$11.80	62,873
Pacific Dynamix – Conservative Growth
2019	$11.50	$13.12	12,170,859	$11.30	$12.86	1,411,114	$11.24	$12.77	676,298
2018	$12.10	$11.50	11,273,535	$11.94	$11.30	1,698,396	$11.88	$11.24	811,824
2017	$11.14	$12.10	10,458,162	$11.02	$11.94	1,896,242	$10.98	$11.88	901,677
2016	$10.55	$11.14	8,888,747	$10.47	$11.02	2,280,963	$10.44	$10.98	977,153
2015	$10.80	$10.55	6,456,216	$10.75	$10.47	2,300,932	$10.73	$10.44	1,016,998
2014	$10.36	$10.80	3,737,166	$10.34	$10.75	1,911,154	$10.33	$10.73	892,894
05/10/2013 - 12/31/2013	$10.12	$10.36	1,042,309	$10.08	$10.34	785,852	$10.06	$10.33	330,993
Pacific Dynamix – Growth
2019	$12.96	$15.74	12,675,178	$12.74	$15.43	996,932	$12.67	$15.32	273,310
2018	$14.14	$12.96	9,926,620	$13.95	$12.74	1,209,227	$13.88	$12.67	298,972
2017	$12.18	$14.14	8,650,914	$12.05	$13.95	1,498,562	$12.00	$13.88	351,007
2016	$11.19	$12.18	6,990,048	$11.10	$12.05	1,568,569	$11.07	$12.00	309,058
2015	$11.61	$11.19	6,154,516	$11.55	$11.10	1,811,166	$11.53	$11.07	342,583
2014	$11.14	$11.61	3,958,462	$11.12	$11.55	960,407	$11.11	$11.53	440,897
05/06/2013 - 12/31/2013	$10.22	$11.14	1,639,367	$10.16	$11.12	359,038	$10.36	$11.11	354,027
Pacific Dynamix – Moderate Growth
2019	$12.21	$14.34	65,500,239	$12.00	$14.06	5,201,392	$11.93	$13.97	1,326,272
2018	$13.08	$12.21	61,002,500	$12.89	$12.00	6,185,799	$12.83	$11.93	1,538,035
2017	$11.63	$13.08	52,479,995	$11.50	$12.89	7,477,760	$11.46	$12.83	1,624,148
2016	$10.85	$11.63	41,859,595	$10.77	$11.50	7,985,877	$10.74	$11.46	1,852,738
2015	$11.19	$10.85	32,823,906	$11.14	$10.77	8,277,553	$11.12	$10.74	2,029,346
2014	$10.73	$11.19	21,070,521	$10.71	$11.14	6,152,928	$10.70	$11.12	1,451,319
05/02/2013 - 12/31/2013	$10.05	$10.73	6,873,263	$10.11	$10.71	2,744,372	$10.15	$10.70	531,158
Portfolio Optimization Aggressive-Growth
2019	$12.92	$15.80	2,401,304	$12.71	$15.49	181,473	$12.63	$15.39	243,753
2018	$14.44	$12.92	2,556,345	$14.24	$12.71	215,846	$14.17	$12.63	248,536
2017	$12.32	$14.44	2,126,884	$12.19	$14.24	228,481	$12.14	$14.17	306,747
2016	$11.40	$12.32	1,732,464	$11.31	$12.19	285,033	$11.28	$12.14	353,874
2015	$11.65	$11.40	1,429,223	$11.59	$11.31	263,898	$11.57	$11.28	341,432
2014	$11.20	$11.65	1,063,013	$11.17	$11.59	192,757	$11.17	$11.57	332,442
05/06/2013 - 12/31/2013	$10.40	$11.20	537,013	$10.18	$11.17	79,087	$10.04	$11.17	121,171
Portfolio Optimization Conservative
2019	$10.61	$11.76	6,866,425	$10.43	$11.53	1,028,395	$10.37	$11.45	748,950
2018	$11.11	$10.61	6,129,731	$10.96	$10.43	1,102,380	$10.91	$10.37	857,133
2017	$10.47	$11.11	5,511,347	$10.36	$10.96	1,451,451	$10.32	$10.91	989,694
2016	$10.02	$10.47	5,152,475	$9.94	$10.36	2,024,206	$9.91	$10.32	1,081,209
2015	$10.14	$10.02	4,078,297	$10.09	$9.94	2,030,582	$10.07	$9.91	1,121,533
2014	$9.93	$10.14	2,440,187	$9.91	$10.09	1,454,289	$9.90	$10.07	887,684
05/13/2013 - 12/31/2013	$10.02	$9.93	1,039,772	$10.03	$9.91	448,758	$9.93	$9.90	453,568

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Portfolio Optimization Growth
2019	$12.56	$15.10	8,562,387	$12.35	$14.80	930,308	$12.28	$14.70	290,505
2018	$13.85	$12.56	7,660,741	$13.66	$12.35	1,055,806	$13.59	$12.28	319,615
2017	$12.04	$13.85	6,408,531	$11.91	$13.66	1,145,041	$11.87	$13.59	354,177
2016	$11.20	$12.04	4,769,819	$11.11	$11.91	1,191,620	$11.08	$11.87	379,958
2015	$11.37	$11.20	3,949,088	$11.32	$11.11	1,345,568	$11.30	$11.08	392,819
2014	$10.96	$11.37	2,332,250	$10.93	$11.32	979,669	$10.93	$11.30	429,770
05/08/2013 - 12/31/2013	$10.24	$10.96	901,594	$10.23	$10.93	444,021	$10.23	$10.93	199,193
Portfolio Optimization Moderate
2019	$11.92	$13.95	40,155,829	$11.72	$13.68	5,537,457	$11.65	$13.59	1,433,375
2018	$12.91	$11.92	40,160,666	$12.73	$11.72	6,628,752	$12.67	$11.65	1,609,144
2017	$11.54	$12.91	37,234,105	$11.42	$12.73	7,508,634	$11.37	$12.67	1,700,203
2016	$10.81	$11.54	33,805,349	$10.72	$11.42	8,328,950	$10.69	$11.37	1,899,156
2015	$10.98	$10.81	28,312,836	$10.92	$10.72	9,105,969	$10.91	$10.69	2,070,157
2014	$10.62	$10.98	20,522,845	$10.60	$10.92	7,206,141	$10.59	$10.91	1,966,088
05/03/2013 - 12/31/2013	$10.09	$10.62	7,760,731	$10.15	$10.60	3,231,633	$10.09	$10.59	954,041
Portfolio Optimization Moderate-Conservative
2019	$11.32	$12.90	10,499,478	$11.13	$12.64	1,901,623	$11.07	$12.56	745,377
2018	$12.06	$11.32	10,828,251	$11.89	$11.13	2,316,078	$11.84	$11.07	784,122
2017	$11.02	$12.06	10,659,916	$10.90	$11.89	2,718,414	$10.86	$11.84	989,521
2016	$10.44	$11.02	9,448,631	$10.36	$10.90	3,230,884	$10.33	$10.86	847,715
2015	$10.61	$10.44	8,092,558	$10.56	$10.36	3,034,039	$10.54	$10.33	1,007,548
2014	$10.32	$10.61	5,801,588	$10.30	$10.56	2,543,803	$10.30	$10.54	953,757
05/13/2013 - 12/31/2013	$10.09	$10.32	2,091,296	$10.15	$10.30	929,898	$10.07	$10.30	470,898
PSF DFA Balanced Allocation
2019	$10.82	$12.80	11,714,449	$10.73	$12.66	136,816	$10.70	$12.62	75,327
2018	$11.67	$10.82	8,574,155	$11.62	$10.73	143,926	$11.60	$10.70	69,738
2017	$10.46	$11.67	4,592,752	$10.44	$11.62	153,242	$10.43	$11.60	34,314
05/09/2016 - 12/31/2016	$9.90	$10.46	1,570,066	$9.98	$10.44	43,095	$10.02	$10.43	17,515
Real Estate
2019	$11.47	$14.88	1,206,514	$11.28	$14.59	280,642	$11.22	$14.49	76,026
2018	$12.55	$11.47	1,136,435	$12.37	$11.28	325,350	$12.32	$11.22	90,915
2017	$12.30	$12.55	1,178,973	$12.17	$12.37	378,799	$12.12	$12.32	91,033
2016	$11.68	$12.30	1,007,336	$11.59	$12.17	422,060	$11.55	$12.12	97,867
2015	$11.64	$11.68	808,387	$11.58	$11.59	435,353	$11.57	$11.55	108,129
2014	$9.02	$11.64	478,202	$9.00	$11.58	500,800	$9.00	$11.57	114,810
05/07/2013 - 12/31/2013	$10.17	$9.02	100,274	$10.10	$9.00	73,601	$10.17	$9.00	69,540
Short Duration Bond
2019	$9.82	$10.11	4,411,561	$9.66	$9.91	696,592	$9.60	$9.85	350,955
2018	$9.83	$9.82	2,812,742	$9.69	$9.66	855,782	$9.65	$9.60	410,211
2017	$9.82	$9.83	2,182,874	$9.72	$9.69	1,026,883	$9.68	$9.65	440,266
2016	$9.78	$9.82	1,676,561	$9.70	$9.72	764,824	$9.67	$9.68	441,996
2015	$9.86	$9.78	1,061,981	$9.81	$9.70	443,835	$9.80	$9.67	486,156
2014	$9.92	$9.86	676,955	$9.90	$9.81	280,609	$9.89	$9.80	454,091
05/08/2013 - 12/31/2013	$10.00	$9.92	176,432	$9.99	$9.90	97,843	$9.99	$9.89	215,589
Small-Cap Equity
2019	$13.65	$16.72	752,745	$13.42	$16.39	81,503	$13.34	$16.28	30,295
2018	$15.86	$13.65	667,032	$15.64	$13.42	84,444	$15.57	$13.34	28,430
2017	$14.77	$15.86	534,512	$14.60	$15.64	101,132	$14.55	$15.57	31,638
2016	$11.46	$14.77	427,701	$11.37	$14.60	161,067	$11.34	$14.55	56,651
2015	$12.59	$11.46	294,089	$12.53	$11.37	95,814	$12.50	$11.34	33,259
2014	$12.53	$12.59	209,888	$12.50	$12.53	69,643	$12.49	$12.50	41,560
05/10/2013 - 12/31/2013	$10.65	$12.53	99,877	$10.59	$12.50	33,026	$10.55	$12.49	28,040
Small-Cap Index
2019	$14.31	$17.64	3,011,881	$14.06	$17.29	286,029	$13.98	$17.18	98,376
2018	$16.37	$14.31	2,441,727	$16.14	$14.06	380,242	$16.07	$13.98	109,501
2017	$14.52	$16.37	1,673,039	$14.37	$16.14	415,005	$14.31	$16.07	122,801
2016	$12.18	$14.52	1,082,571	$12.09	$14.37	357,118	$12.05	$14.31	105,496
2015	$12.97	$12.18	785,871	$12.90	$12.09	342,766	$12.88	$12.05	144,533
2014	$12.57	$12.97	423,034	$12.55	$12.90	196,631	$12.54	$12.88	126,675
05/14/2013 - 12/31/2013	$10.67	$12.57	149,075	$10.68	$12.55	127,927	$10.69	$12.54	44,446

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Small-Cap Value
2019	$13.49	$16.35	1,187,901	$13.27	$16.02	154,516	$13.19	$15.91	77,856
2018	$16.32	$13.49	1,036,782	$16.09	$13.27	161,995	$16.02	$13.19	89,008
2017	$15.20	$16.32	886,236	$15.03	$16.09	176,660	$14.98	$16.02	91,641
2016	$11.87	$15.20	724,692	$11.77	$15.03	177,904	$11.74	$14.98	107,462
2015	$12.56	$11.87	500,454	$12.49	$11.77	159,360	$12.47	$11.74	83,329
2014	$12.03	$12.56	332,446	$12.00	$12.49	94,622	$12.00	$12.47	83,791
05/15/2013 - 12/31/2013	$10.52	$12.03	99,834	$10.54	$12.00	52,871	$10.56	$12.00	41,846
Technology
2019	$15.50	$20.88	1,683,095	$15.24	$20.47	223,280	$15.16	$20.33	51,483
2018	$15.42	$15.50	1,428,922	$15.20	$15.24	269,900	$15.13	$15.16	60,024
2017	$11.24	$15.42	954,238	$11.12	$15.20	264,795	$11.08	$15.13	45,508
2016	$12.18	$11.24	665,445	$12.09	$11.12	267,674	$12.05	$11.08	46,963
2015	$12.72	$12.18	532,477	$12.65	$12.09	233,570	$12.63	$12.05	69,924
2014	$11.72	$12.72	234,194	$11.69	$12.65	154,524	$11.68	$12.63	40,996
05/15/2013 - 12/31/2013	$10.43	$11.72	48,315	$10.48	$11.69	39,798	$10.56	$11.68	8,675
Value Advantage
2019	$14.38	$18.03	823,330	$14.13	$17.68	42,649	$14.05	$17.56	36,039
2018	$16.00	$14.38	673,787	$15.78	$14.13	42,765	$15.71	$14.05	32,773
2017	$14.17	$16.00	537,219	$14.01	$15.78	67,868	$13.96	$15.71	35,940
2016	$12.31	$14.17	377,896	$12.21	$14.01	72,660	$12.18	$13.96	38,448
2015	$13.07	$12.31	291,047	$13.00	$12.21	63,820	$12.98	$12.18	37,848
2014	$11.59	$13.07	162,124	$11.56	$13.00	41,776	$11.56	$12.98	38,477
05/08/2013 - 12/31/2013	$10.20	$11.59	34,853	$10.39	$11.56	6,374	$10.07	$11.56	56,754
Invesco Oppenheimer V.I. Global Fund Series II (formerly called Oppenheimer Global Fund/VA Service Shares)
2019	$11.07	$14.38	777,830	$10.97	$14.20	37,537	$10.93	$14.15	13,469
2018	$12.94	$11.07	633,933	$12.86	$10.97	28,794	$12.83	$10.93	16,329
2017	$9.61	$12.94	513,157	$9.57	$12.86	102,425	$9.56	$12.83	20,441
2016	$9.74	$9.61	73,817	$9.73	$9.57	15,286	$9.73	$9.56	3,501
11/13/2015 - 12/31/2015	$9.79	$9.74	2,015	$9.79	$9.73	$598.00	$9.91	$9.73	1,513
Invesco Oppenheimer V.I. International Growth Fund Series II (formerly called Oppenheimer International Growth Fund/VA Service Shares)
2019	$9.40	$11.89	595,710	$9.31	$11.74	17,528	$9.28	$11.69	12,766
2018	$11.83	$9.40	568,501	$11.75	$9.31	21,005	$11.73	$9.28	17,798
2017	$9.47	$11.83	324,686	$9.44	$11.75	22,281	$9.42	$11.73	18,987
2016	$9.85	$9.47	114,425	$8.84	$9.44	13,138	$9.84	$9.42	3,665
10/30/2015 - 12/31/2015	$10.00	$9.85	14,672	N/A	N/A	N/A	$10.04	$9.84	636
Invesco V.I. Balanced-Risk Allocation Fund Series II
2019	$10.70	$12.15	6,416,018	$10.52	$11.91	757,137	$10.46	$11.83	233,313
2018	$11.61	$10.70	6,022,555	$11.45	$10.52	880,264	$11.40	$10.46	279,689
2017	$10.70	$11.61	5,651,358	$10.58	$11.45	1,142,824	$10.54	$11.40	319,779
2016	$9.71	$10.70	4,697,005	$9.63	$10.58	1,367,328	$9.61	$10.54	382,459
2015	$10.28	$9.71	3,117,682	$10.23	$9.63	1,415,613	$10.21	$9.61	410,075
2014	$9.84	$10.28	2,005,039	$9.82	$10.23	1,297,311	$9.82	$10.21	340,197
05/03/2013 - 12/31/2013	$10.10	$9.84	723,312	$10.09	$9.82	559,937	$10.16	$9.82	209,567
Invesco V.I. Equity and Income Fund Series II
2019	$11.24	$13.33	961,534	$11.09	$13.11	112,037	$11.04	$13.03	43,389
2018	$12.61	$11.24	856,232	$12.47	$11.09	178,393	$12.42	$11.04	46,100
2017	$11.52	$12.61	668,459	$11.43	$12.47	280,064	$11.39	$12.42	35,663
2016	$10.15	$11.52	414,952	$10.10	$11.43	177,865	$10.08	$11.39	24,749
2015	$10.54	$10.15	286,250	$10.52	$10.10	133,895	$10.52	$10.08	24,845
05/22/2014 - 12/31/2014	$10.04	$10.54	81,543	$10.25	$10.52	56,564	$10.37	$10.52	20,149
Invesco V.I. Global Real Estate Fund Series II
2019	$9.72	$11.78	309,368	$9.61	$11.62	31,372	$9.58	$11.56	12,061
2018	$10.50	$9.72	253,201	$10.42	$9.61	36,495	$10.39	$9.58	11,579
2017	$9.43	$10.50	190,439	$9.38	$10.42	37,721	$9.37	$10.39	13,183
2016	$9.37	$9.43	112,500	$9.35	$9.38	19,366	$9.35	$9.37	7,501
05/22/2015 - 12/31/2015	$9.90	$9.37	38,192	$9.99	$9.35	12,531	$9.60	$9.35	1,689

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Century VP Mid Cap Value Fund Class II
2019	$14.80	$18.87	1,794,729	$14.55	$18.49	207,487	$14.47	$18.37	72,267
2018	$17.21	$14.80	1,653,001	$16.98	$14.55	268,513	$16.90	$14.47	90,685
2017	$15.63	$17.21	1,467,627	$15.46	$16.98	301,990	$15.40	$16.90	105,638
2016	$12.89	$15.63	981,330	$12.79	$15.46	362,079	$12.75	$15.40	104,213
2015	$13.25	$12.89	507,028	$13.19	$12.79	242,547	$13.17	$12.75	56,842
2014	$11.54	$13.25	247,726	$11.52	$13.19	126,024	$11.51	$13.17	53,790
05/20/2013 - 12/31/2013	$10.37	$11.54	73,715	$10.44	$11.52	29,478	$10.52	$11.51	23,600
American Funds IS Asset Allocation Fund Class 4
2019	$11.42	$13.64	85,537,648	$11.31	$13.47	7,443,514	$11.27	$13.41	2,664,855
2018	$12.14	$11.42	76,425,546	$12.06	$11.31	8,975,613	$12.04	$11.27	2,818,873
2017	$10.60	$12.14	62,767,125	$10.56	$12.06	10,542,826	$10.55	$12.04	2,757,785
2016	$9.83	$10.60	46,192,877	$9.82	$10.56	12,425,507	$9.82	$10.55	3,011,146
10/30/2015 - 12/31/2015	$10.00	$9.83	37,269,588	$10.00	$9.82	12,809,805	$10.00	$9.82	3,111,625
American Funds IS Blue Chip Income and Growth Fund Class 4
2019	$11.86	$14.19	3,403,044	$11.75	$14.01	205,891	$11.71	$13.95	133,931
2018	$13.18	$11.86	2,751,458	$13.10	$11.75	229,079	$13.07	$11.71	138,909
2017	$11.43	$13.18	1,892,530	$11.39	$13.10	234,137	$11.38	$13.07	185,447
2016	$9.76	$11.43	1,034,116	$9.76	$11.39	287,436	$9.76	$11.38	152,223
11/02/2015 - 12/31/2015	$10.11	$9.76	55,877	$10.11	$9.76	30,140	$9.77	$9.76	5,816
American Funds IS Bond Fund Class 4
2019	$10.05	$10.83	1,827,141	$9.95	$10.70	115,402	$9.92	$10.65	55,855
2018	$10.26	$10.05	1,230,307	$10.20	$9.95	91,153	$10.17	$9.92	72,645
2017	$10.05	$10.26	813,605	$10.02	$10.20	74,342	$10.01	$10.17	25,263
2016	$9.90	$10.05	313,533	$9.89	$10.02	64,254	$10.02	$10.01	14,921
11/13/2015 - 12/31/2015	$9.92	$9.90	5,831	$9.95	$9.89	830	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 4
2019	$10.05	$11.68	2,470,394	$9.91	$11.48	328,339	$9.86	$11.42	186,269
2018	$10.96	$10.05	1,946,122	$10.84	$9.91	486,846	$10.80	$9.86	237,427
2017	$9.85	$10.96	1,568,980	$9.77	$10.84	568,064	$9.75	$10.80	216,207
2016	$9.61	$9.85	1,229,638	$9.56	$9.77	597,097	$9.54	$9.75	209,918
2015	$9.90	$9.61	750,203	$9.88	$9.56	392,931	$9.87	$9.54	151,516
05/06/2014 - 12/31/2014	$10.04	$9.90	252,966	$10.04	$9.88	152,526	$9.97	$9.87	100,362
American Funds IS Global Balanced Fund Class 4
2019	$11.04	$13.11	1,822,685	$10.93	$12.94	44,012	$10.90	$12.89	66,772
2018	$11.92	$11.04	1,464,586	$11.84	$10.93	60,249	$11.82	$10.90	87,560
2017	$10.11	$11.92	908,194	$10.07	$11.84	97,048	$10.06	$11.82	57,884
2016	$9.82	$10.11	235,970	$9.81	$10.07	29,117	$9.81	$10.06	12,566
11/18/2015 - 12/31/2015	$9.98	$9.82	13,031	$9.96	$9.81	1,033	$9.98	$9.81	8,759
American Funds IS Global Bond Fund Class 4
2019	$10.16	$10.79	450,979	$10.06	$10.66	23,591	$10.03	$10.61	12,347
2018	$10.45	$10.16	353,243	$10.38	$10.06	23,860	$10.36	$10.03	25,805
2017	$9.92	$10.45	276,819	$9.88	$10.38	22,124	$9.87	$10.36	29,247
2016	$9.80	$9.92	145,048	$9.79	$9.88	16,570	$9.94	$9.87	2,246
12/07/2015 - 12/31/2015	$9.88	$9.80	1,878	$9.83	$9.79	962	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 4
2019	$11.45	$14.79	1,155,354	$11.34	$14.61	55,149	$11.31	$14.55	16,417
2018	$12.86	$11.45	952,888	$12.78	$11.34	52,798	$12.75	$11.31	12,003
2017	$10.35	$12.86	598,605	$10.31	$12.78	43,132	$10.30	$12.75	9,899
2016	$9.78	$10.35	254,906	$9.78	$10.31	29,421	$9.78	$10.30	6,296
10/30/2015 - 12/31/2015	$10.00	$9.78	18,435	$10.09	$9.78	1,965	$9.95	$9.78	1,006
American Funds IS Global Growth Fund Class 4
2019	$12.97	$17.28	2,638,690	$12.77	$16.96	185,504	$12.70	$16.86	110,926
2018	$14.46	$12.97	2,231,022	$14.28	$12.77	203,978	$14.22	$12.70	125,592
2017	$11.16	$14.46	1,534,360	$11.06	$14.28	191,939	$11.02	$14.22	188,146
2016	$11.25	$11.16	1,104,898	$11.18	$11.06	148,370	$11.16	$11.02	202,827
2015	$10.68	$11.25	947,651	$10.64	$11.18	251,061	$10.63	$11.16	145,495
2014	$10.59	$10.68	517,928	$10.59	$10.64	59,994	$10.58	$10.63	89,573
11/06/2013 - 12/31/2013	$10.03	$10.59	25,444	$10.24	$10.59	3,805	$10.16	$10.58	8,721

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Global Small Capitalization Fund Class 4
2019	$10.86	$14.08	574,396	$10.75	$13.90	17,335	$10.72	$13.84	9,030
2018	$12.32	$10.86	465,811	$12.24	$10.75	20,666	$12.21	$10.72	6,373
2017	$9.92	$12.32	152,922	$9.89	$12.24	10,923	$9.88	$12.21	6,116
2016	$9.86	$9.92	35,468	$9.86	$9.89	2,299	$9.30	$9.88	2,396
11/12/2015 - 12/31/2015	$9.93	$9.86	10,324	$9.75	$9.86	1,006	N/A	N/A	N/A
American Funds IS Growth Fund Class 4
2019	$13.31	$17.15	7,898,130	$13.18	$16.94	762,435	$13.14	$16.87	501,343
2018	$13.54	$13.31	6,958,382	$13.45	$13.18	851,663	$13.42	$13.14	513,445
2017	$10.70	$13.54	5,548,324	$10.67	$13.45	852,289	$10.65	$13.42	673,125
2016	$9.92	$10.70	4,532,073	$9.91	$10.67	822,277	$9.91	$10.65	704,639
10/30/2015 - 12/31/2015	$10.00	$9.92	3,665,931	$10.00	$9.91	736,369	$10.00	$9.91	774,626
American Funds IS Growth-Income Fund Class 4
2019	$12.58	$15.64	6,229,492	$12.46	$15.45	500,082	$12.42	$15.38	510,957
2018	$13.00	$12.58	5,567,015	$12.91	$12.46	597,531	$12.89	$12.42	612,578
2017	$10.78	$13.00	4,458,048	$10.74	$12.91	605,299	$10.73	$12.89	759,737
2016	$9.80	$10.78	3,850,143	$9.80	$10.74	673,834	$9.80	$10.73	777,378
10/30/2015 - 12/31/2015	$10.00	$9.80	3,169,750	$10.00	$9.80	576,290	$10.00	$9.80	918,927
American Funds IS High-Income Bond Fund Class 4
2019	$11.12	$12.34	1,109,812	$11.02	$12.19	85,552	$10.98	$12.13	42,793
2018	$11.56	$11.12	708,590	$11.49	$11.02	105,447	$11.46	$10.98	20,294
2017	$10.97	$11.56	618,849	$10.94	$11.49	119,262	$10.92	$11.46	20,364
2016	$9.47	$10.97	310,485	$9.46	$10.94	88,762	$9.21	$10.92	34,884
10/30/2015 - 12/31/2015	$10.00	$9.47	21,304	$9.67	$9.46	854	N/A	N/A	N/A
American Funds IS International Fund Class 4
2019	$10.24	$12.41	2,183,800	$10.10	$12.20	143,822	$10.05	$12.13	60,036
2018	$11.97	$10.24	1,959,599	$11.84	$10.10	172,255	$11.79	$10.05	64,526
2017	$9.18	$11.97	1,458,959	$9.11	$11.84	152,093	$9.09	$11.79	126,736
2016	$9.00	$9.18	949,181	$8.96	$9.11	140,201	$8.94	$9.09	115,062
2015	$9.57	$9.00	750,350	$9.55	$8.96	126,840	$9.54	$8.94	43,741
05/13/2014 - 12/31/2014	$10.05	$9.57	386,135	$10.19	$9.55	50,926	$10.25	$9.54	16,506
American Funds IS International Growth and Income Fund Class 4
2019	$9.83	$11.89	1,443,848	$9.67	$11.67	155,050	$9.62	$11.60	90,476
2018	$11.23	$9.83	1,339,788	$11.09	$9.67	177,629	$11.05	$9.62	105,571
2017	$9.11	$11.23	1,145,468	$9.03	$11.09	193,556	$9.00	$11.05	116,041
2016	$9.12	$9.11	945,775	$9.06	$9.03	185,353	$9.04	$9.00	114,628
2015	$9.80	$9.12	761,625	$9.76	$9.06	148,192	$9.75	$9.04	137,205
2014	$10.26	$9.80	466,567	$10.26	$9.76	81,475	$10.26	$9.75	137,452
11/06/2013 - 12/31/2013	$10.00	$10.26	12,813	$10.10	$10.26	515	$10.07	$10.26	7,907
American Funds IS Managed Risk Asset Allocation Fund Class P2
2019	$11.56	$13.47	5,572,240	$11.38	$13.23	430,458	$11.32	$13.15	242,955
2018	$12.30	$11.56	4,555,241	$12.15	$11.38	405,894	$12.10	$11.32	268,400
2017	$10.84	$12.30	3,447,531	$10.74	$12.15	576,145	$10.71	$12.10	306,622
2016	$10.23	$10.84	2,271,074	$10.16	$10.74	586,273	$10.14	$10.71	310,667
2015	$10.46	$10.23	1,509,865	$10.43	$10.16	546,400	$10.42	$10.14	290,059
2014	$10.29	$10.46	739,505	$10.29	$10.43	273,535	$10.29	$10.42	217,954
11/05/2013 - 12/31/2013	$9.99	$10.29	22,165	$9.94	$10.29	2,466	$10.26	$10.29	2,499
American Funds IS New World Fund Class 4
2019	$9.88	$12.58	1,698,175	$9.73	$12.34	122,130	$9.68	$12.27	75,194
2018	$11.66	$9.88	1,516,860	$11.52	$9.73	137,901	$11.47	$9.68	80,649
2017	$9.14	$11.66	1,193,022	$9.06	$11.52	164,213	$9.03	$11.47	86,313
2016	$8.81	$9.14	886,743	$8.75	$9.06	154,771	$8.73	$9.03	80,219
2015	$9.23	$8.81	723,984	$9.20	$8.75	144,141	$9.19	$8.73	84,771
2014	$10.17	$9.23	438,753	$9.69	$9.20	60,693	$10.16	$9.19	53,809
11/06/2013 - 12/31/2013	$9.97	$10.17	7,126	N/A	N/A	N/A	$9.98	$10.16	16,409

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2019	$10.13	$10.52	1,440,172	$9.97	$10.33	143,991	$9.92	$10.26	223,123
2018	$10.20	$10.13	1,043,274	$10.07	$9.97	117,209	$10.03	$9.92	225,526
2017	$10.19	$10.20	1,025,685	$10.09	$10.07	143,569	$10.06	$10.03	103,561
2016	$10.21	$10.19	1,043,794	$10.15	$10.09	350,841	$10.12	$10.06	166,050
2015	$10.20	$10.21	582,143	$10.17	$10.15	157,997	$10.16	$10.12	121,993
2014	$9.86	$10.20	247,890	$9.97	$10.17	56,296	$9.98	$10.16	66,481
11/25/2013 - 12/31/2013	$9.97	$9.86	4,597	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund Class III
2019	$11.11	$12.92	21,510,721	$10.92	$12.67	2,947,222	$10.86	$12.58	851,047
2018	$12.17	$11.11	22,871,730	$12.00	$10.92	3,742,037	$11.94	$10.86	1,011,892
2017	$10.83	$12.17	21,863,541	$10.71	$12.00	4,882,466	$10.67	$11.94	1,194,289
2016	$10.56	$10.83	20,975,906	$10.47	$10.71	6,140,804	$10.44	$10.67	1,312,000
2015	$10.79	$10.56	19,623,121	$10.74	$10.47	6,982,277	$10.72	$10.44	1,629,906
2014	$10.72	$10.79	14,759,833	$10.69	$10.74	5,291,471	$10.69	$10.72	1,726,346
05/03/2013 - 12/31/2013	$10.10	$10.72	5,189,840	$10.10	$10.69	1,816,380	$10.31	$10.69	813,062
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I
2019	$10.71	$12.85	2,311,153	$10.57	$12.64	117,857	$10.52	$12.56	155,759
2018	$11.41	$10.71	722,330	$11.28	$10.57	157,539	$11.24	$10.52	149,002
2017	$10.03	$11.41	638,046	$9.95	$11.28	173,112	$9.92	$11.24	153,841
2016	$9.53	$10.03	609,242	$9.48	$9.95	180,139	$9.47	$9.92	48,503
2015	$10.04	$9.53	421,988	$10.02	$9.48	195,895	$10.01	$9.47	56,650
05/13/2014 - 12/31/2014	$9.98	$10.04	197,049	$10.04	$10.02	97,025	$10.07	$10.01	3,281
ClearBridge Variable Aggressive Growth Portfolio Class II
2019	$10.18	$12.55	405,047	$10.09	$12.40	16,089	$10.05	$12.34	5,224
2018	$11.27	$10.18	359,744	$11.20	$10.09	16,073	$11.17	$10.05	6,726
2017	$9.84	$11.27	303,467	$9.80	$11.20	16,710	$9.79	$11.17	7,547
2016	$9.86	$9.84	157,313	$9.86	$9.80	38,185	$9.20	$9.79	7,159
11/13/2015 - 12/31/2015	$9.98	$9.86	14,372	$9.74	$9.86	3,767	N/A	N/A	N/A
Fidelity VIP Contrafund Portfolio Service Class 2
2019	$15.45	$20.04	4,668,902	$15.19	$19.64	707,037	$15.10	$19.51	328,597
2018	$16.75	$15.45	4,140,340	$16.52	$15.19	813,614	$16.44	$15.10	358,021
2017	$13.94	$16.75	3,297,998	$13.79	$16.52	803,619	$13.74	$16.44	423,574
2016	$13.10	$13.94	2,515,391	$12.99	$13.79	824,753	$12.96	$13.74	446,359
2015	$13.20	$13.10	1,994,037	$13.13	$12.99	687,244	$13.11	$12.96	418,953
2014	$11.96	$13.20	995,804	$11.94	$13.13	389,925	$11.93	$13.11	361,645
05/07/2013 - 12/31/2013	$10.58	$11.96	328,206	$10.38	$11.94	91,994	$10.29	$11.93	144,402
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2019	$12.51	$14.86	9,604,106	$12.30	$14.56	494,990	$12.23	$14.47	148,333
2018	$13.54	$12.51	8,271,755	$13.35	$12.30	576,999	$13.29	$12.23	178,858
2017	$11.74	$13.54	6,223,349	$11.61	$13.35	669,631	$11.56	$13.29	161,651
2016	$11.35	$11.74	4,703,201	$11.26	$11.61	876,155	$11.23	$11.56	200,775
2015	$11.46	$11.35	3,835,572	$11.40	$11.26	864,298	$11.38	$11.23	233,210
2014	$11.01	$11.46	2,180,527	$10.99	$11.40	601,641	$10.98	$11.38	182,541
05/09/2013 - 12/31/2013	$10.17	$11.01	768,739	$10.18	$10.99	231,451	$10.30	$10.98	67,010
Fidelity VIP Government Money Market Portfolio Service Class
2019	$9.67	$9.74	6,628,727	$9.53	$9.57	877,535	$9.49	$9.52	673,344
2018	$9.64	$9.67	5,386,195	$9.53	$9.53	953,086	$9.50	$9.49	1,016,509
2017	$9.70	$9.64	1,896,375	$9.62	$9.53	819,317	$9.59	$9.50	681,028
2016	$9.80	$9.70	2,133,635	$9.75	$9.62	1,654,502	$9.74	$9.59	801,277
2015	$9.92	$9.80	1,689,766	$9.90	$9.75	1,124,324	$9.89	$9.74	801,278
04/30/2014 - 12/31/2014	$10.00	$9.92	500,483	$10.00	$9.90	661,680	$10.00	$9.89	620,520

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Fidelity VIP Strategic Income Portfolio Service Class 2
2019	$10.74	$11.75	2,735,676	$10.58	$11.53	950,432	$10.52	$11.46	190,265
2018	$11.19	$10.74	1,981,728	$11.05	$10.58	680,230	$11.00	$10.52	148,703
2017	$10.53	$11.19	1,598,231	$10.43	$11.05	509,616	$10.40	$11.00	177,133
2016	$9.86	$10.53	1,175,084	$9.80	$10.43	449,028	$9.78	$10.40	161,295
2015	$10.18	$9.86	882,037	$10.15	$9.80	365,303	$10.13	$9.78	168,715
2014	$9.97	$10.18	323,986	$9.96	$10.15	258,503	$9.96	$10.13	97,922
11/12/2013 - 12/31/2013	$9.98	$9.97	10,025	$9.92	$9.96	11,153	$9.91	$9.96	8,472
First Trust Dorsey Wright Tactical Core Portfolio Class I
2019	$10.43	$12.47	1,387,017	$10.33	$12.32	83,807	$10.30	$12.26	78,068
2018	$11.49	$10.43	1,157,518	$11.41	$10.33	86,574	$11.39	$10.30	70,639
2017	$9.90	$11.49	419,197	$9.86	$11.41	43,476	$9.85	$11.39	33,656
2016	$9.93	$9.90	230,802	$9.92	$9.86	29,354	$9.92	$9.85	31,993
11/24/2015 - 12/31/2015	$10.13	$9.93	40,994	$10.11	$9.92	5,025	$9.97	$9.92	1,086
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2019	$13.11	$15.64	14,330,100	$12.89	$15.33	952,782	$12.82	$15.23	248,665
2018	$13.95	$13.11	11,513,042	$13.76	$12.89	1,126,933	$13.70	$12.82	291,101
2017	$12.44	$13.95	8,861,617	$12.31	$13.76	1,504,149	$12.26	$13.70	296,472
2016	$11.27	$12.44	5,997,910	$11.18	$12.31	1,488,127	$11.15	$12.26	285,984
2015	$11.40	$11.27	2,877,506	$11.34	$11.18	1,120,970	$11.32	$11.15	284,052
2014	$10.48	$11.40	1,732,049	$10.46	$11.34	626,193	$10.46	$11.32	247,781
05/03/2013 - 12/31/2013	$10.05	$10.48	565,971	$10.08	$10.46	217,302	$10.14	$10.46	98,964
First Trust Multi Income Allocation Portfolio Class I
2019	$10.60	$12.19	774,309	$10.45	$11.98	78,635	$10.40	$11.91	25,176
2018	$11.22	$10.60	682,253	$11.10	$10.45	99,670	$11.06	$10.40	31,325
2017	$10.71	$11.22	303,472	$10.63	$11.10	107,260	$10.60	$11.06	30,827
2016	$9.92	$10.71	399,030	$9.87	$10.63	121,056	$9.85	$10.60	29,887
2015	$10.37	$9.92	314,678	$10.35	$9.87	101,005	$10.35	$9.85	9,047
05/15/2014 - 12/31/2014	$10.06	$10.37	197,755	$10.03	$10.35	43,528	$10.26	$10.35	3,249
Franklin Allocation VIP Fund Class 4
2019	$11.64	$13.75	2,234,472	$11.44	$13.47	258,447	$11.38	$13.38	291,398
2018	$13.02	$11.64	1,900,413	$12.84	$11.44	334,389	$12.78	$11.38	328,895
2017	$11.79	$13.02	1,932,131	$11.66	$12.84	405,074	$11.62	$12.78	354,624
2016	$10.57	$11.79	1,746,252	$10.48	$11.66	486,760	$10.46	$11.62	377,239
2015	$11.41	$10.57	1,797,891	$11.35	$10.48	517,441	$11.33	$10.46	374,312
2014	$11.24	$11.41	1,415,073	$11.21	$11.35	447,984	$11.21	$11.33	371,843
05/10/2013 - 12/31/2013	$10.26	$11.24	364,469	$10.19	$11.21	101,730	$10.34	$11.21	194,918
Franklin Income VIP Fund Class 2
2019	$10.35	$11.87	1,854,300	$10.24	$11.71	212,461	$10.20	$11.65	59,612
2018	$10.95	$10.35	1,493,312	$10.86	$10.24	274,130	$10.83	$10.20	46,406
2017	$10.10	$10.95	1,490,647	$10.05	$10.86	272,193	$10.04	$10.83	51,982
2016	$8.97	$10.10	815,985	$8.95	$10.05	213,779	$8.94	$10.04	59,768
05/08/2015 - 12/31/2015	$10.00	$8.97	181,986	$9.89	$8.95	38,842	$9.40	$8.94	23,121
Franklin Mutual Global Discovery VIP Fund Class 2
2019	$11.86	$14.58	1,702,655	$11.66	$14.29	235,634	$11.60	$14.19	110,976
2018	$13.52	$11.86	1,756,163	$13.34	$11.66	288,482	$13.27	$11.60	128,486
2017	$12.60	$13.52	1,670,718	$12.47	$13.34	312,788	$12.42	$13.27	167,441
2016	$11.37	$12.60	1,401,367	$11.28	$12.47	345,225	$11.25	$12.42	176,583
2015	$11.94	$11.37	1,152,260	$11.88	$11.28	353,653	$11.86	$11.25	171,737
2014	$11.44	$11.94	615,766	$11.41	$11.88	213,992	$11.41	$11.86	144,862
05/10/2013 - 12/31/2013	$10.34	$11.44	248,297	$10.28	$11.41	60,057	$10.44	$11.41	85,636
Franklin Rising Dividends VIP Fund Class 2
2019	$15.19	$19.39	3,337,181	$14.93	$19.01	483,694	$14.84	$18.88	261,516
2018	$16.19	$15.19	3,084,541	$15.97	$14.93	579,065	$15.89	$14.84	300,698
2017	$13.59	$16.19	2,899,433	$13.44	$15.97	733,853	$13.39	$15.89	359,858
2016	$11.85	$13.59	2,368,170	$11.76	$13.44	1,031,482	$11.73	$13.39	468,879
2015	$12.45	$11.85	1,733,290	$12.39	$11.76	945,121	$12.37	$11.73	555,567
2014	$11.59	$12.45	1,093,569	$11.57	$12.39	682,194	$11.56	$12.37	543,965
05/07/2013- 12/31/2013	$10.27	$11.59	329,202	$10.31	$11.57	178,861	$10.22	$11.56	256,612

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Ivy VIP Asset Strategy Class II
2019	$9.25	$11.13	568,073	$9.12	$10.94	100,426	$9.08	$10.88	47,485
2018	$9.90	$9.25	644,981	$9.79	$9.12	101,213	$9.75	$9.08	56,252
2017	$8.47	$9.90	657,762	$8.40	$9.79	128,736	$8.38	$9.75	68,324
2016	$8.80	$8.47	747,527	$8.75	$8.40	154,362	$8.74	$8.38	71,079
2015	$9.71	$8.80	722,369	$9.69	$8.75	170,060	$9.69	$8.74	74,524
05/09/14 - 12/13/2014	$9.88	$9.71	335,819	$10.00	$9.69	142,833	$10.15	$9.69	57,304
Ivy VIP Energy Class II
2019	$5.21	$5.33	1,049,536	$5.15	$5.25	161,278	$5.14	$5.23	43,257
2018	$8.01	$5.21	767,815	$7.95	$5.15	148,997	$7.92	$5.14	52,692
2017	$9.28	$8.01	615,830	$9.23	$7.95	127,386	$9.22	$7.92	31,375
2016	$6.98	$9.28	438,076	$6.97	$9.23	98,497	$6.96	$9.22	30,760
05/04/2015 - 12/31/2015	$9.98	$6.98	117,986	$9.52	$6.97	78,013	$9.63	$6.96	9,369
Janus Henderson Balanced Portfolio Service Shares
2019	$13.95	$16.85	93,385,182	$13.71	$16.52	6,410,109	$13.63	$16.41	1,489,347
2018	$14.06	$13.95	64,819,817	$13.86	$13.71	6,663,720	$13.80	$13.63	1,650,801
2017	$12.04	$14.06	45,896,143	$11.91	$13.86	7,174,241	$11.87	$13.80	1,551,896
2016	$11.68	$12.04	34,427,686	$11.59	$11.91	7,491,627	$11.56	$11.87	1,644,192
2015	$11.77	$11.68	23,245,964	$11.72	$11.59	6,938,787	$11.70	$11.56	1,803,974
2014	$11.01	$11.77	9,185,635	$10.99	$11.72	3,593,557	$10.98	$11.70	1,201,383
05/05/2013 - 12/31/2013	$10.10	$11.01	1,572,542	$10.27	$10.99	657,007	$10.24	$10.98	201,507
Janus Henderson Flexible Bond Portfolio Service Shares
2019	$10.03	$10.83	1,128,955	$9.89	$10.64	285,864	$9.84	$10.58	52,104
2018	$10.28	$10.03	993,671	$10.17	$9.89	271,650	$10.13	$9.84	49,401
2017	$10.07	$10.28	1,033,024	$9.99	$10.17	451,138	$9.96	$10.13	70,467
2016	$9.97	$10.07	967,951	$9.92	$9.99	457,663	$9.90	$9.96	87,714
2015	$10.09	$9.97	632,918	$10.07	$9.92	475,128	$10.07	$9.90	61,189
05/14/2014 - 12/31/2014	$10.04	$10.09	140,540	$10.06	$10.07	212,152	$10.04	$10.07	40,234
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
2019	$10.52	$12.12	314,361	$10.40	$11.95	23,040	$10.37	$11.89	3,480
2018	$11.36	$10.52	268,909	$11.27	$10.40	17,917	$11.24	$10.37	3,815
2017	$9.84	$11.36	214,022	$9.79	$11.27	12,756	$9.78	$11.24	4,050
2016	$9.41	$9.84	132,611	$9.39	$9.79	18,269	$9.86	$9.78	1,066
05/04/2015 - 12/31/2015	$10.00	$9.41	95,221	$9.61	$9.39	4,974	N/A	N/A	N/A
JPMorgan Insurance Trust Income Builder Portfolio Class 2
2019	$10.36	$11.70	392,542	$10.25	$11.54	11,480	$10.21	$11.49	10,252
2018	$11.03	$10.36	251,644	$10.95	$10.25	31,656	$10.92	$10.21	5,192
2017	$10.00	$11.03	160,086	$9.95	$10.95	39,300	$9.93	$10.92	4,434
2016	$9.53	$10.00	113,879	$9.51	$9.95	14,213	$9.50	$9.93	16,608
05/20/2015 - 12/31/2015	$10.02	$9.53	17,851	$9.94	$9.51	9,096	$9.49	$9.50	2,282
Lord Abbett Bond Debenture Portfolio Class VC
2019	$11.63	$13.03	2,495,395	$11.44	$12.77	446,218	$11.37	$12.69	127,761
2018	$12.27	$11.63	1,895,192	$12.10	$11.44	599,657	$12.04	$11.37	167,141
2017	$11.37	$12.27	1,584,353	$11.24	$12.10	664,928	$11.20	$12.04	154,366
2016	$10.26	$11.37	1,115,723	$10.18	$11.24	694,085	$10.15	$11.20	141,804
2015	$10.55	$10.26	741,883	$10.49	$10.18	601,752	$10.48	$10.15	150,823
2014	$10.23	$10.55	398,498	$10.21	$10.49	398,181	$10.20	$10.48	107,204
05/10/2013 - 12/31/2013	$10.07	$10.23	74,388	$10.09	$10.21	84,889	$9.89	$10.20	50,598
Lord Abbett Total Return Portfolio Class VC
2019	$10.32	$11.06	1,322,745	$10.18	$10.87	127,059	$10.13	$10.81	85,060
2018	$10.56	$10.32	1,089,182	$10.44	$10.18	115,623	$10.40	$10.13	71,799
2017	$10.29	$10.56	927,556	$10.20	$10.44	149,811	$10.18	$10.40	49,705
2016	$9.98	$10.29	850,093	$9.93	$10.20	179,664	$9.92	$10.18	69,325
2015	$10.17	$9.98	356,562	$10.15	$9.93	121,584	$10.14	$9.92	24,081
05/05/2014 - 12/31/2014	$10.02	$10.17	153,387	$10.06	$10.15	25,358	$10.00	$10.14	5,904

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
MFS Total Return Series – Service Class
2019	$12.63	$14.99	9,173,989	$12.42	$14.69	939,543	$12.35	$14.60	213,860
2018	$13.58	$12.63	8,311,947	$13.39	$12.42	1,059,256	$13.33	$12.35	224,693
2017	$12.27	$13.58	8,285,277	$12.14	$13.39	1,370,884	$12.09	$13.33	243,244
2016	$11.41	$12.27	5,822,078	$11.32	$12.14	1,609,153	$11.29	$12.09	284,369
2015	$11.62	$11.41	3,682,882	$11.56	$11.32	1,441,529	$11.54	$11.29	302,303
2014	$10.86	$11.62	2,381,839	$10.84	$11.56	972,833	$10.83	$11.54	303,286
05/15/2013 - 12/31/2013	$10.24	$10.86	738,609	$10.22	$10.84	265,797	$10.20	$10.83	136,675
MFS Utilities Series – Service Class
2019	$12.16	$15.00	1,277,712	$11.96	$14.70	352,943	$11.89	$14.60	106,033
2018	$12.21	$12.16	1,032,211	$12.04	$11.96	411,413	$11.98	$11.89	117,268
2017	$10.79	$12.21	869,936	$10.67	$12.04	414,021	$10.64	$11.98	133,588
2016	$9.82	$10.79	811,699	$9.74	$10.67	440,626	$9.72	$10.64	158,666
2015	$11.66	$9.82	611,056	$11.60	$9.74	405,871	$11.58	$9.72	115,876
2014	$10.49	$11.66	454,280	$10.47	$11.60	377,555	$10.46	$11.58	108,077
05/15/2013 - 12/31/2013	$9.78	$10.49	64,780	$10.08	$10.47	63,099	$10.09	$10.46	40,480
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S
2019	$9.32	$10.62	71,588	$9.23	$10.49	2,546	$9.21	$10.44	2,237
2018	$10.12	$9.32	51,470	$10.06	$9.23	2,988	$10.04	$9.21	2,163
2017	$9.60	$10.12	19,212	$9.57	$10.06	2,801	$9.56	$10.04	1,901
2016	$9.78	$9.60	10,697	$9.58	$9.57	5,149	$9.78	$9.56	1,904
11/23/2015 - 12/31/2015	$9.84	$9.78	1,063	N/A	N/A	N/A	$9.90	$9.78	1,010
PIMCO All Asset All Authority Portfolio – Advisor Class
2019	$9.17	$9.67	91,485	$9.04	$9.51	25,572	$9.00	$9.46	1,967
2018	$9.94	$9.17	101,388	$9.84	$9.04	28,629	$9.80	$9.00	7,855
2017	$9.07	$9.94	145,622	$9.00	$9.84	39,139	$8.97	$9.80	11,033
2016	$8.08	$9.07	148,802	$8.04	$9.00	52,641	$8.03	$8.97	10,056
2015	$9.34	$8.08	93,021	$9.32	$8.04	59,579	$9.31	$8.03	6,837
05/26/2014 - 12/31/2014	$10.21	$9.34	63,082	$10.19	$9.32	38,304	$10.15	$9.31	5,127
PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class
2019	$5.10	$5.61	567,154	$5.01	$5.50	62,329	$4.98	$5.46	24,095
2018	$6.01	$5.10	408,684	$5.93	$5.01	88,225	$5.90	$4.98	24,522
2017	$5.96	$6.01	356,143	$5.90	$5.93	99,042	$5.87	$5.90	27,848
2016	$5.25	$5.96	310,669	$5.21	$5.90	107,448	$5.20	$5.87	32,093
2015	$7.15	$5.25	187,052	$7.12	$5.21	90,966	$7.10	$5.20	37,634
2014	$8.89	$7.15	132,195	$8.88	$7.12	128,611	$8.87	$7.10	30,189
05/13/2013 - 12/31/2013	$9.96	$8.89	26,966	$10.00	$8.88	87,145	$9.66	$8.87	20,805
State Street Total Return V.I.S. Fund Class 3
2019	$11.94	$13.63	5,513,540	$11.74	$13.36	491,137	$11.67	$13.28	186,546
2018	$12.94	$11.94	5,424,085	$12.76	$11.74	666,203	$12.70	$11.67	216,714
2017	$11.36	$12.94	4,999,066	$11.24	$12.76	860,931	$11.20	$12.70	229,455
2016	$10.84	$11.36	4,374,502	$10.75	$11.24	1,084,708	$10.72	$11.20	247,616
2015	$11.12	$10.84	3,659,575	$11.06	$10.75	1,083,390	$11.05	$10.72	285,589
2014	$10.71	$11.12	2,663,371	$10.69	$11.06	786,674	$10.68	$11.05	294,337
05/06/2013 - 12/31/2013	$10.09	$10.71	1,056,031	$10.09	$10.69	290,115	$10.24	$10.68	169,873
Templeton Global Bond VIP Fund Class 2
2019	$9.58	$9.66	2,898,774	$9.42	$9.47	542,500	$9.37	$9.40	185,019
2018	$9.51	$9.58	2,772,827	$9.38	$9.42	645,663	$9.34	$9.37	256,275
2017	$9.45	$9.51	2,717,642	$9.34	$9.38	835,216	$9.31	$9.34	280,481
2016	$9.29	$9.45	2,247,871	$9.21	$9.34	949,895	$9.19	$9.31	338,237
2015	$9.82	$9.29	2,013,410	$9.77	$9.21	996,766	$9.76	$9.19	395,131
2014	$9.76	$9.82	1,093,288	$9.74	$9.77	654,406	$9.73	$9.76	340,947
05/13/2013 - 12/31/2013	$10.07	$9.76	258,011	$10.01	$9.74	103,598	$10.06	$9.73	165,472

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
VanEck VIP Global Hard Assets Fund Class S
2019	$5.75	$6.34	716,124	$5.66	$6.22	134,506	$5.62	$6.17	50,823
2018	$8.14	$5.75	595,565	$8.02	$5.66	101,177	$7.99	$5.62	51,703
2017	$8.40	$8.14	549,834	$8.31	$8.02	120,309	$8.28	$7.99	59,169
2016	$5.93	$8.40	471,757	$5.88	$8.31	186,779	$5.86	$8.28	78,832
2015	$9.04	$5.93	328,345	$8.99	$5.88	125,138	$8.98	$5.86	40,593
2014	$11.34	$9.04	125,999	$11.32	$8.99	66,270	$11.31	$8.98	27,901
05/07/2013 - 12/31/2013	$10.26	$11.34	28,469	$10.58	$11.32	9,120	$10.46	$11.31	17,746

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2019. The following table is for Contracts issued with the optional Stepped-Up Death Benefit II Rider.

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Comstock
2019	$13.80	$16.98	183,214	$13.57	$16.64	19,250	$13.49	$16.53	2,806
2018	$15.98	$13.80	181,978	$15.75	$13.57	36,244	$15.68	$13.49	4,706
2017	$13.76	$15.98	155,653	$13.61	$15.75	52,867	$13.56	$15.68	6,278
2016	$11.87	$13.76	143,930	$11.78	$13.61	67,163	$11.75	$13.56	7,280
2015	$12.82	$11.87	134,797	$12.75	$11.78	76,078	$12.73	$11.75	7,122
2014	$11.91	$12.82	75,435	$11.88	$12.75	57,507	$11.87	$12.73	5,479
06/12/2013 - 12/31/2013	$10.83	$11.91	14,954	$10.35	$11.88	39,437	$11.77	$11.87	3,397
Core Income
2019	$10.00	$10.94	153,260	$9.89	$10.79	13,314	$9.86	$10.74	3,368
2018	$10.34	$10.00	77,126	$10.26	$9.89	2,557	$10.23	$9.86	3,368
2017	$9.99	$10.34	19,597	$9.94	$10.26	3,012	$9.92	$10.23	3,368
2016	$9.63	$9.99	19,330	$9.61	$9.94	2,009	$9.60	$9.92	3,368
07/24/2015 - 12/31/2015	$9.82	$9.63	3,181	$9.76	$9.61	2,642	$9.79	$9.60	4,149
Diversified Bond
2019	$10.80	$12.04	506,308	$10.62	$11.80	117,353	$10.56	$11.72	74,592
2018	$11.11	$10.80	398,081	$10.95	$10.62	77,939	$10.90	$10.56	89,115
2017	$10.54	$11.11	358,042	$10.42	$10.95	91,376	$10.38	$10.90	88,647
2016	$10.17	$10.54	288,256	$10.09	$10.42	109,533	$10.06	$10.38	87,638
2015	$10.21	$10.17	137,211	$10.16	$10.09	95,056	$10.14	$10.06	43,289
2014	$9.61	$10.21	91,388	$9.59	$10.16	42,419	$9.59	$10.14	41,016
05/29/2013 - 12/31/2013	$9.79	$9.61	17,922	$9.71	$9.59	5,849	$9.83	$9.59	33,716
Dividend Growth
2019	$16.18	$20.84	517,681	$15.90	$20.43	51,008	$15.81	$20.29	25,228
2018	$16.62	$16.18	392,281	$16.39	$15.90	57,254	$16.31	$15.81	23,103
2017	$14.15	$16.62	358,098	$14.00	$16.39	48,921	$13.95	$16.31	25,877
2016	$12.88	$14.15	292,505	$12.77	$14.00	56,347	$12.74	$13.95	25,098
2015	$12.79	$12.88	248,067	$12.73	$12.77	71,706	$12.71	$12.74	66,523
2014	$11.57	$12.79	139,115	$11.55	$12.73	58,726	$11.54	$12.71	58,197
05/29/2013 - 12/31/2013	$10.07	$11.57	39,843	$10.28	$11.55	23,766	$10.34	$11.54	63,574
Emerging Markets
2019	$10.23	$12.68	492,807	$10.06	$12.42	32,116	$10.00	$12.34	39,201
2018	$11.79	$10.23	434,400	$11.63	$10.06	42,831	$11.58	$10.00	31,160
2017	$8.89	$11.79	403,352	$8.79	$11.63	63,027	$8.76	$11.58	32,374
2016	$8.47	$8.89	242,256	$8.40	$8.79	67,895	$8.38	$8.76	39,957
2015	$9.99	$8.47	206,913	$9.94	$8.40	77,871	$9.92	$8.38	17,425
2014	$10.66	$9.99	103,136	$10.64	$9.94	59,718	$10.64	$9.92	14,435
05/13/2013 - 12/31/2013	$10.18	$10.66	12,087	$9.58	$10.64	30,256	$9.92	$10.64	8,880
Emerging Markets Debt
2019	$9.85	$10.64	84,297	$9.69	$10.43	10,762	$9.63	$10.36	1,225
2018	$10.57	$9.85	88,245	$10.42	$9.69	13,606	$10.37	$9.63	1,269
2017	$9.48	$10.57	70,687	$9.37	$10.42	13,941	$9.34	$10.37	1,183
2016	$8.21	$9.48	49,054	$8.15	$9.37	14,762	$8.13	$9.34	1,260
2015	$8.71	$8.21	34,281	$8.67	$8.15	13,401	$8.66	$8.13	1,374
2014	$9.19	$8.71	20,306	$9.17	$8.67	10,989	$9.16	$8.66	2,308
07/03/2013 - 12/31/2013	$9.21	$9.19	8,435	$9.21	$9.17	4,612	$9.21	$9.16	1,082
Equity Index
2019	$16.17	$20.91	3,337,709	$15.90	$20.49	344,815	$15.81	$20.35	100,922
2018	$17.21	$16.17	3,106,526	$16.98	$15.90	384,272	$16.90	$15.81	99,581
2017	$14.37	$17.21	2,814,000	$14.21	$16.98	449,613	$14.16	$16.90	101,962
2016	$13.06	$14.37	2,168,655	$12.95	$14.21	438,717	$12.92	$14.16	95,196
2015	$13.09	$13.06	1,813,260	$13.03	$12.95	425,805	$13.00	$12.92	32,828
2014	$11.71	$13.09	847,488	$11.68	$13.03	362,662	$11.68	$13.00	38,729
05/13/2013 - 12/31/2013	$10.33	$11.71	155,996	$10.39	$11.68	247,484	$11.13	$11.68	30,735
Floating Rate Income
2019	$10.75	$11.46	524,701	$10.57	$11.24	136,923	$10.51	$11.16	42,835
2018	$10.91	$10.75	353,149	$10.76	$10.57	43,860	$10.71	$10.51	20,066
2017	$10.66	$10.91	258,184	$10.54	$10.76	41,058	$10.51	$10.71	20,905
2016	$9.97	$10.66	248,383	$9.89	$10.54	37,838	$9.87	$10.51	20,226
2015	$10.03	$9.97	194,170	$9.98	$9.89	43,032	$9.96	$9.87	23,183
2014	$10.13	$10.03	159,104	$10.11	$9.98	40,265	$10.10	$9.96	11,222
06/10/2013 - 12/31/2013	$9.94	$10.13	32,788	$9.92	$10.11	21,350	$9.97	$10.10	1,486

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Focused Growth
2019	$19.42	$25.94	359,924	$19.10	$25.43	35,527	$18.99	$25.26	7,669
2018	$18.76	$19.42	308,152	$18.50	$19.10	25,637	$18.42	$18.99	5,580
2017	$14.69	$18.76	258,067	$14.53	$18.50	30,306	$14.48	$18.42	6,452
2016	$14.56	$14.69	221,285	$14.44	$14.53	32,623	$14.40	$14.48	7,094
2015	$13.41	$14.56	158,407	$13.34	$14.44	43,854	$13.32	$14.40	50,175
2014	$12.35	$13.41	42,389	$12.33	$13.34	16,640	$12.32	$13.32	54,457
05/29/2013 12/31/2013	$10.70	$12.35	3,564	$10.66	$12.33	9,317	$10.31	$12.32	53,177
Growth
2019	$18.66	$25.41	349,070	$18.34	$24.91	36,482	$18.24	$24.74	6,223
2018	$18.48	$18.66	267,293	$18.22	$18.34	50,546	$18.14	$18.24	4,621
2017	$14.23	$18.48	206,235	$14.08	$18.22	24,072	$14.03	$18.14	633
2016	$14.12	$14.23	132,999	$14.01	$14.08	26,189	$13.97	$14.03	641
2015	$13.33	$14.12	72,369	$13.26	$14.01	41,793	$13.24	$13.97	242
2014	$12.67	$13.33	33,093	$12.39	$13.26	19,599	$12.38	$13.24	273
06/17/2013 - 12/31/2013	N/A	N/A	N/A	$10.35	$12.39	6,473	$10.99	$12.38	280
Health Sciences
2019	$20.33	$25.22	690,001	$19.99	$24.72	113,079	$19.88	$24.55	30,699
2018	$19.11	$20.33	662,760	$18.85	$19.99	123,175	$18.76	$19.88	27,918
2017	$15.63	$19.11	614,766	$15.46	$18.85	140,668	$15.41	$18.76	28,955
2016	$16.86	$15.63	478,993	$16.72	$15.46	164,482	$16.68	$15.41	27,126
2015	$15.60	$16.86	405,885	$15.52	$16.72	299,460	$15.50	$16.68	24,676
2014	$12.70	$15.60	205,388	$12.68	$15.52	144,866	$12.67	$15.50	11,464
05/13/2013 - 12/31/2013	$10.43	$12.70	73,352	$10.46	$12.68	52,584	$11.27	$12.67	4,047
High Yield Bond
2019	$10.89	$12.24	339,194	$10.70	$11.99	51,793	$10.64	$11.91	17,415
2018	$11.41	$10.89	288,390	$11.26	$10.70	57,243	$11.20	$10.64	11,894
2017	$10.74	$11.41	276,455	$10.62	$11.26	69,944	$10.59	$11.20	7,891
2016	$9.44	$10.74	199,724	$9.37	$10.62	104,605	$9.34	$10.59	6,530
2015	$10.04	$9.44	146,516	$9.99	$9.37	97,417	$9.97	$9.34	7,320
2014	$10.14	$10.04	81,206	$10.12	$9.99	87,500	$10.39	$9.97	4,944
06/03/2013 - 12/31/2013	$9.83	$10.14	18,590	$9.71	$10.12	52,056	N/A	N/A	N/A
Inflation Managed
2019	$8.86	$9.49	191,235	$8.71	$9.31	19,203	$8.66	$9.24	3,996
2018	$9.19	$8.86	172,703	$9.06	$8.71	17,058	$9.02	$8.66	6,716
2017	$8.98	$9.19	159,820	$8.89	$9.06	49,314	$8.85	$9.02	9,634
2016	$8.67	$8.98	113,014	$8.60	$8.89	43,272	$8.57	$8.85	8,050
2015	$9.07	$8.67	85,028	$9.02	$8.60	17,490	$9.01	$8.57	7,104
2014	$8.92	$9.07	37,523	$8.90	$9.02	26,803	$9.11	$9.01	3,628
06/03/2013 - 12/31/2013	$9.54	$8.92	14,012	$9.11	$8.90	10,049	N/A	N/A	N/A
International Large-Cap
2019	$11.07	$13.97	352,406	$10.88	$13.70	31,877	$10.82	$13.60	40,651
2018	$12.73	$11.07	307,607	$12.55	$10.88	37,949	$12.49	$10.82	52,917
2017	$10.12	$12.73	249,259	$10.01	$12.55	46,880	$9.97	$12.49	52,817
2016	$10.27	$10.12	231,166	$10.19	$10.01	47,925	$10.16	$9.97	53,410
2015	$10.46	$10.27	197,876	$10.41	$10.19	38,651	$10.39	$10.16	87,204
2014	$11.17	$10.46	81,668	$11.15	$10.41	25,005	$11.14	$10.39	73,405
05/24/2013 - 12/31/2013	$10.19	$11.17	20,197	$10.14	$11.15	15,507	$10.10	$11.14	65,278
International Small-Cap
2019	$11.62	$13.76	77,991	$11.43	$13.49	8,686	$11.36	$13.40	8,560
2018	$15.14	$11.62	79,459	$14.93	$11.43	20,888	$14.86	$11.36	11,330
2017	$11.64	$15.14	59,679	$11.51	$14.93	17,344	$11.47	$14.86	11,439
2016	$11.41	$11.64	57,654	$11.32	$11.51	18,003	$11.29	$11.47	7,448
2015	$10.87	$11.41	47,320	$10.82	$11.32	43,006	$10.80	$11.29	7,892
2014	$11.30	$10.87	18,757	$11.28	$10.82	11,388	$11.27	$10.80	8,171
08/15/2013 - 12/31/2013	$10.66	$11.30	2,829	$10.17	$11.28	1,255	$10.48	$11.27	7,796
International Value
2019	$9.65	$11.10	207,187	$9.49	$10.88	27,244	$9.43	$10.80	5,881
2018	$11.51	$9.65	190,465	$11.35	$9.49	32,136	$11.30	$9.43	12,193
2017	$9.60	$11.51	155,257	$9.49	$11.35	33,201	$9.46	$11.30	12,663
2016	$9.45	$9.60	140,760	$9.38	$9.49	38,265	$9.35	$9.46	15,114
2015	$9.85	$9.45	104,427	$9.80	$9.38	39,203	$9.78	$9.35	82,748
2014	$11.16	$9.85	64,579	$11.14	$9.80	13,948	$11.13	$9.78	78,432
05/29/2013 - 12/31/2013	$9.90	$11.16	17,412	$9.39	$11.14	7,250	$9.96	$11.13	65,028

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Large-Cap Growth
2019	$18.25	$23.81	389,844	$17.94	$23.34	51,160	$17.84	$23.19	12,773
2018	$18.16	$18.25	399,144	$17.91	$17.94	68,944	$17.83	$17.84	9,832
2017	$13.78	$18.16	337,186	$13.63	$17.91	46,420	$13.58	$17.83	15,893
2016	$13.90	$13.78	264,292	$13.79	$13.63	46,043	$13.75	$13.58	19,190
2015	$13.29	$13.90	210,800	$13.22	$13.79	69,780	$13.20	$13.75	15,668
2014	$12.43	$13.29	141,244	$12.40	$13.22	34,335	$12.39	$13.20	10,927
06/28/2013 - 12/31/2013	$10.77	$12.43	11,543	$10.12	$12.40	13,191	$11.10	$12.39	1,073
Large-Cap Value
2019	$13.78	$17.45	316,008	$13.55	$17.11	22,485	$13.47	$16.99	9,844
2018	$15.41	$13.78	290,493	$15.20	$13.55	26,532	$15.13	$13.47	7,352
2017	$13.72	$15.41	308,576	$13.57	$15.20	32,762	$13.52	$15.13	9,786
2016	$12.33	$13.72	202,360	$12.23	$13.57	30,577	$12.19	$13.52	11,253
2015	$12.88	$12.33	207,229	$12.82	$12.23	27,061	$12.80	$12.19	11,670
2014	$11.72	$12.88	108,239	$11.69	$12.82	11,910	$11.69	$12.80	10,253
07/16/2013 - 12/31/2013	$10.69	$11.72	17,067	$10.82	$11.69	3,800	$11.57	$11.69	3,456
Main Street Core
2019	$15.48	$20.17	279,303	$15.22	$19.77	25,964	$15.13	$19.64	10,682
2018	$17.01	$15.48	282,595	$16.78	$15.22	37,189	$16.70	$15.13	14,975
2017	$14.74	$17.01	228,819	$14.57	$16.78	36,649	$14.52	$16.70	15,927
2016	$13.36	$14.74	172,686	$13.26	$14.57	42,220	$13.22	$14.52	18,745
2015	$13.11	$13.36	123,299	$13.05	$13.26	38,966	$13.02	$13.22	17,378
2014	$12.00	$13.11	50,344	$11.97	$13.05	23,779	$12.19	$13.02	9,840
06/12/2013 - 12/31/2013	$10.79	$12.00	2,966	$10.29	$11.97	7,995	N/A	N/A	N/A
Managed Bond
2019	$9.98	$10.68	871,082	$9.81	$10.47	51,950	$9.76	$10.40	13,610
2018	$10.19	$9.98	636,063	$10.04	$9.81	62,520	$10.00	$9.76	20,692
2017	$9.86	$10.19	589,259	$9.76	$10.04	73,104	$9.72	$10.00	20,185
2016	$9.72	$9.86	424,566	$9.65	$9.76	76,191	$9.62	$9.72	16,204
2015	$9.80	$9.72	292,315	$9.76	$9.65	81,099	$9.74	$9.62	19,576
2014	$9.52	$9.80	168,027	$9.50	$9.76	62,995	$9.50	$9.74	8,697
05/30/2013 - 12/31/2013	$9.79	$9.52	35,235	$9.67	$9.50	19,761	$9.55	$9.50	1,555
Mid-Cap Equity
2019	$16.01	$19.07	240,531	$15.74	$18.70	15,948	$15.65	$18.57	12,283
2018	$17.98	$16.01	186,679	$17.73	$15.74	19,133	$17.65	$15.65	18,494
2017	$14.67	$17.98	128,865	$14.51	$17.73	29,383	$14.46	$17.65	18,741
2016	$12.56	$14.67	76,085	$12.46	$14.51	28,737	$12.43	$14.46	23,569
2015	$12.54	$12.56	66,349	$12.48	$12.46	33,453	$12.46	$12.43	10,245
2014	$12.21	$12.54	34,230	$12.18	$12.48	22,662	$12.17	$12.46	9,341
05/13/2013 - 12/31/2013	$10.38	$12.21	6,509	$10.84	$12.18	4,306	$12.10	$12.17	4,133
Mid-Cap Growth
2019	$15.31	$20.90	450,212	$15.05	$20.49	23,009	$14.97	$20.35	10,749
2018	$15.50	$15.31	352,077	$15.29	$15.05	30,424	$15.22	$14.97	16,659
2017	$12.33	$15.50	320,659	$12.19	$15.29	39,181	$12.15	$15.22	20,714
2016	$11.77	$12.33	261,317	$11.67	$12.19	40,553	$11.64	$12.15	32,660
2015	$12.66	$11.77	200,150	$12.59	$11.67	45,535	$12.57	$11.64	32,671
2014	$11.83	$12.66	144,879	$11.81	$12.59	33,569	$11.80	$12.57	25,078
06/03/2013 - 12/31/2013	$10.30	$11.83	29,768	$10.66	$11.81	12,734	$11.72	$11.80	4,266
Mid-Cap Value
2019	$13.25	$16.98	338,776	$13.03	$16.65	41,386	$12.96	$16.54	6,722
2018	$15.78	$13.25	304,198	$15.56	$13.03	45,881	$15.48	$12.96	9,631
2017	$13.86	$15.78	285,356	$13.70	$15.56	58,911	$13.65	$15.48	10,946
2016	$12.19	$13.86	230,056	$12.09	$13.70	57,668	$12.06	$13.65	14,440
2015	$12.41	$12.19	200,973	$12.34	$12.09	56,694	$12.32	$12.06	14,936
2014	$11.81	$12.41	125,343	$11.79	$12.34	38,208	$11.78	$12.32	9,847
05/13/2013 - 12/31/2013	$10.42	$11.81	13,132	$10.30	$11.79	32,582	$10.92	$11.78	7,059
Pacific Dynamix – Conservative Growth
2019	$11.37	$12.94	1,411,401	$11.18	$12.69	134,868	$11.11	$12.60	61,621
2018	$11.99	$11.37	1,549,058	$11.82	$11.18	130,698	$11.77	$11.11	66,988
2017	$11.06	$11.99	1,518,777	$10.94	$11.82	143,744	$10.90	$11.77	49,377
2016	$10.50	$11.06	1,372,831	$10.41	$10.94	191,889	$10.39	$10.90	91,956
2015	$10.76	$10.50	1,140,936	$10.71	$10.41	209,557	$10.69	$10.39	93,033
2014	$10.35	$10.76	666,973	$10.33	$10.71	226,879	$10.32	$10.69	86,740
05/14/2013 - 12/31/2013	$10.09	$10.35	230,229	$9.94	$10.33	95,880	$9.95	$10.32	21,494

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Pacific Dynamix – Growth
2019	$12.81	$15.53	2,540,331	$12.59	$15.22	177,346	$12.52	$15.12	27,803
2018	$14.01	$12.81	2,171,925	$13.82	$12.59	228,573	$13.75	$12.52	110,118
2017	$12.09	$14.01	1,864,735	$11.96	$13.82	248,634	$11.91	$13.75	38,081
2016	$11.13	$12.09	1,544,817	$11.04	$11.96	447,138	$11.01	$11.91	61,959
2015	$11.57	$11.13	1,375,373	$11.51	$11.04	460,689	$11.49	$11.01	48,723
2014	$11.13	$11.57	801,572	$11.10	$11.51	371,561	$10.58	$11.49	92,987
06/21/2013 - 12/31/2013	$9.76	$11.13	103,734	$9.80	$11.10	30,431	N/A	N/A	N/A
Pacific Dynamix – Moderate Growth
2019	$12.07	$14.15	6,997,182	$11.86	$13.87	1,180,669	$11.80	$13.78	202,438
2018	$12.96	$12.07	7,158,659	$12.78	$11.86	1,476,593	$12.72	$11.80	152,365
2017	$11.55	$12.96	6,896,170	$11.42	$12.78	1,725,517	$11.38	$12.72	175,625
2016	$10.80	$11.55	6,336,481	$10.71	$11.42	1,913,600	$10.68	$11.38	206,810
2015	$11.15	$10.80	5,443,062	$11.10	$10.71	2,141,812	$11.08	$10.68	316,444
2014	$10.72	$11.15	3,614,075	$10.70	$11.10	1,670,184	$10.69	$11.08	279,939
05/07/2013 - 12/31/2013	$10.14	$10.72	1,150,783	$10.13	$10.70	629,004	$10.33	$10.69	36,998
Portfolio Optimization Aggressive-Growth
2019	$12.78	$15.60	494,681	$12.56	$15.29	20,124	$12.49	$15.18	1,877
2018	$14.30	$12.78	534,705	$14.11	$12.56	21,999	$14.04	$12.49	3,995
2017	$12.23	$14.30	446,940	$12.10	$14.11	52,586	$12.05	$14.04	5,191
2016	$11.34	$12.23	387,951	$11.25	$12.10	124,040	$11.22	$12.05	5,526
2015	$11.61	$11.34	337,331	$11.55	$11.25	124,541	$11.53	$11.22	10,046
2014	$11.18	$11.61	237,871	$11.16	$11.55	91,272	$11.22	$11.53	4,621
06/10/2013 - 12/31/2013	$10.21	$11.18	54,064	$9.96	$11.16	3,088	N/A	N/A	N/A
Portfolio Optimization Conservative
2019	$10.49	$11.60	693,482	$10.31	$11.37	102,862	$10.25	$11.30	55,365
2018	$11.01	$10.49	781,863	$10.86	$10.31	157,272	$10.81	$10.25	61,700
2017	$10.40	$11.01	853,778	$10.28	$10.86	175,997	$10.25	$10.81	63,445
2016	$9.96	$10.40	736,910	$9.88	$10.28	229,272	$9.86	$10.25	61,995
2015	$10.11	$9.96	542,444	$10.06	$9.88	161,520	$10.04	$9.86	33,557
2014	$9.91	$10.11	520,921	$9.89	$10.06	123,164	$9.89	$10.04	25,810
05/31/2013 - 12/31/2013	$9.84	$9.91	253,516	$9.90	$9.89	80,216	$9.73	$9.89	8,403
Portfolio Optimization Growth
2019	$12.42	$14.90	1,342,927	$12.21	$14.61	120,179	$12.14	$14.51	38,059
2018	$13.72	$12.42	1,397,823	$13.53	$12.21	135,298	$13.47	$12.14	40,355
2017	$11.96	$13.72	1,391,716	$11.83	$13.53	146,849	$11.78	$13.47	42,047
2016	$11.14	$11.96	1,003,177	$11.05	$11.83	151,443	$11.02	$11.78	33,805
2015	$11.34	$11.14	981,252	$11.28	$11.05	99,984	$11.26	$11.02	36,448
2014	$10.94	$11.34	796,325	$10.92	$11.28	112,714	$10.88	$11.26	38,064
05/13/2013 - 12/31/2013	$10.22	$10.94	539,625	$9.90	$10.92	13,558	N/A	N/A	N/A
Portfolio Optimization Moderate
2019	$11.79	$13.77	5,318,016	$11.59	$13.50	921,217	$11.52	$13.41	112,253
2018	$12.79	$11.79	5,692,390	$12.62	$11.59	1,125,151	$12.56	$11.52	115,432
2017	$11.46	$12.79	5,194,529	$11.33	$12.62	1,209,955	$11.29	$12.56	128,734
2016	$10.75	$11.46	4,910,475	$10.66	$11.33	1,249,501	$10.64	$11.29	120,651
2015	$10.94	$10.75	4,270,093	$10.89	$10.66	1,363,378	$10.87	$10.64	124,335
2014	$10.61	$10.94	3,043,955	$10.58	$10.89	1,131,577	$10.58	$10.87	63,707
05/10/2013 - 12/31/2013	$10.17	$10.61	1,248,522	$10.15	$10.58	637,708	$10.24	$10.58	22,122
Portfolio Optimization Moderate-Conservative
2019	$11.19	$12.73	835,637	$11.01	$12.47	146,476	$10.94	$12.39	19,662
2018	$11.95	$11.19	1,373,381	$11.78	$11.01	221,441	$11.73	$10.94	20,200
2017	$10.94	$11.95	1,605,053	$10.82	$11.78	268,695	$10.78	$11.73	91,037
2016	$10.39	$10.94	1,486,274	$10.30	$10.82	249,309	$10.28	$10.78	102,499
2015	$10.58	$10.39	1,388,708	$10.52	$10.30	290,917	$10.51	$10.28	113,661
2014	$10.31	$10.58	1,126,016	$10.29	$10.52	271,367	$10.28	$10.51	49,355
5/20/2013 - 12/31/2013	$10.15	$10.31	713,864	$9.95	$10.29	144,370	$9.75	$10.28	38,827
PSF DFA Balanced Allocation
2019	$10.76	$12.71	640,339	$10.68	$12.57	38,878	$10.65	$12.52	5,945
2018	$11.63	$10.76	541,267	$11.58	$10.68	39,333	$11.56	$10.65	5,945
2017	$10.44	$11.63	305,272	$10.42	$11.58	30,561	$10.42	$11.56	5,038
05/23/2016 - 12/31/2016	$9.86	$10.44	90,259	$10.37	$10.42	1,612	$10.19	$10.42	5,038

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Real Estate
2019	$11.34	$14.69	273,185	$11.15	$14.40	83,352	$11.09	$14.30	7,429
2018	$12.43	$11.34	247,676	$12.26	$11.15	70,209	$12.20	$11.09	10,872
2017	$12.21	$12.43	248,865	$12.08	$12.26	81,393	$12.03	$12.20	12,650
2016	$11.62	$12.21	222,878	$11.52	$12.08	80,433	$11.49	$12.03	10,941
2015	$11.60	$11.62	199,738	$11.55	$11.52	74,501	$11.53	$11.49	10,462
2014	$9.01	$11.60	116,903	$8.99	$11.55	97,593	$8.99	$11.53	7,543
06/03/2013 - 12/31/2013	$9.59	$9.01	13,850	$9.17	$8.99	24,191	$9.63	$8.99	3,099
Short Duration Bond
2019	$9.71	$9.98	681,281	$9.55	$9.78	66,693	$9.49	$9.72	7,784
2018	$9.74	$9.71	633,905	$9.60	$9.55	50,005	$9.56	$9.49	7,852
2017	$9.75	$9.74	340,849	$9.65	$9.60	89,064	$9.61	$9.56	10,756
2016	$9.72	$9.75	289,390	$9.65	$9.65	81,727	$9.62	$9.61	15,743
2015	$9.83	$9.72	232,622	$9.78	$9.65	37,642	$9.77	$9.62	12,330
2014	$9.90	$9.83	171,437	$9.88	$9.78	40,765	$9.88	$9.77	2,163
06/10/2013 - 12/31/2013	$9.89	$9.90	37,423	$9.94	$9.88	17,562	$9.90	$9.88	2,020
Small-Cap Equity
2019	$13.50	$16.50	286,047	$13.27	$16.17	10,557	$13.19	$16.06	7,614
2018	$15.72	$13.50	224,839	$15.50	$13.27	18,466	$15.43	$13.19	8,307
2017	$14.66	$15.72	190,670	$14.50	$15.50	18,143	$14.44	$15.43	18,194
2016	$11.40	$14.66	136,338	$11.31	$14.50	31,745	$11.28	$14.44	25,775
2015	$12.55	$11.40	99,640	$12.48	$11.31	18,062	$12.46	$11.28	25,240
2014	$12.51	$12.55	71,635	$12.48	$12.48	11,930	$12.48	$12.46	15,955
06/20/2013 - 12/31/2013	$10.36	$12.51	23,012	$11.29	$12.48	1,851	$12.45	$12.48	5,621
Small-Cap Growth (formerly called Developing Growth)
2019	$14.16	$18.41	215,325	$13.92	$18.05	33,384	$13.84	$17.93	5,346
2018	$13.60	$14.16	237,555	$13.41	$13.92	70,304	$13.35	$13.84	6,141
2017	$10.59	$13.60	145,941	$10.48	$13.41	25,402	$10.44	$13.35	9,663
2016	$11.01	$10.59	121,213	$10.92	$10.48	29,166	$10.90	$10.44	15,635
2015	$12.19	$11.01	117,200	$12.12	$10.92	45,688	$12.10	$10.90	31,898
2014	$12.31	$12.19	65,281	$12.29	$12.12	29,317	$12.28	$12.10	27,023
05/13/2013 - 12/31/2013	$10.52	$12.31	8,303	$10.56	$12.29	7,357	$10.60	$12.28	21,834
Small-Cap Index
2019	$14.14	$17.41	666,096	$13.91	$17.06	45,623	$13.83	$16.95	10,215
2018	$16.22	$14.14	551,033	$15.99	$13.91	60,225	$15.92	$13.83	10,961
2017	$14.42	$16.22	486,510	$14.26	$15.99	63,641	$14.21	$15.92	11,259
2016	$12.12	$14.42	293,757	$12.02	$14.26	61,847	$11.99	$14.21	17,119
2015	$12.92	$12.12	223,794	$12.86	$12.02	73,995	$12.84	$11.99	13,382
2014	$12.56	$12.92	159,132	$12.53	$12.86	41,464	$12.52	$12.84	9,492
05/13/2013 - 12/31/2013	$10.54	$12.56	30,234	$10.51	$12.53	34,157	$11.75	$12.52	7,231
Small-Cap Value
2019	$13.34	$16.13	242,994	$13.12	$15.81	31,485	$13.04	$15.70	23,121
2018	$16.17	$13.34	193,734	$15.94	$13.12	36,463	$15.87	$13.04	25,026
2017	$15.09	$16.17	148,430	$14.92	$15.94	53,928	$14.87	$15.87	28,722
2016	$11.80	$15.09	115,477	$11.71	$14.92	49,947	$11.68	$14.87	29,595
2015	$12.51	$11.80	94,945	$12.45	$11.71	42,010	$12.43	$11.68	28,322
2014	$12.01	$12.51	48,889	$11.99	$12.45	28,720	$11.98	$12.43	25,095
05/29/2013 - 12/31/2013	$10.74	$12.01	5,768	$10.92	$11.99	15,159	$10.57	$11.98	21,268
Technology
2019	$15.33	$20.61	346,183	$15.07	$20.20	64,407	$14.99	$20.06	17,354
2018	$15.27	$15.33	348,641	$15.06	$15.07	84,584	$14.99	$14.99	17,237
2017	$11.16	$15.27	245,235	$11.04	$15.06	62,381	$11.00	$14.99	15,424
2016	$12.12	$11.16	236,899	$12.02	$11.04	62,721	$11.99	$11.00	15,463
2015	$12.67	$12.12	204,645	$12.61	$12.02	48,586	$12.59	$11.99	15,144
2014	$11.70	$12.67	49,039	$11.68	$12.61	37,882	$11.67	$12.59	6,864
07/22/2013 - 12/31/2013	$10.81	$11.70	5,168	$10.93	$11.68	19,875	$10.85	$11.67	2,303

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Value Advantage
2019	$14.21	$17.80	112,581	$13.97	$17.44	6,267	$13.90	$17.33	1,198
2018	$15.85	$14.21	106,017	$15.63	$13.97	6,077	$15.56	$13.90	1,199
2017	$14.06	$15.85	93,958	$13.91	$15.63	6,767	$13.86	$15.56	4,327
2016	$12.24	$14.06	67,596	$12.14	$13.91	6,774	$12.11	$13.86	1,982
2015	$13.03	$12.24	41,413	$12.96	$12.14	9,951	$12.94	$12.11	1,983
2014	$11.57	$13.03	33,429	$12.53	$12.96	2,933	$11.90	$12.94	781
07/18/2013 - 12/31/2013	$10.72	$11.57	13,089	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Oppenheimer V.I. Global Fund Series II (formerly called Oppenheimer Global Fund/VA Service Shares)
2019	$11.00	$14.26	166,914	$10.90	$14.09	767	$10.87	$14.03	0
2018	$12.89	$11.00	125,510	$12.80	$10.90	566	$12.77	$10.87	6,924
2017	$9.59	$12.89	45,410	$9.55	$12.80	3,840	$10.73	$12.77	1,121
02/01/2016 - 12/31/2016	$8.21	$9.59	11,108	$8.80	$9.55	119	N/A	N/A	N/A
Invesco Oppenheimer V.I. International Growth Fund Series II (formerly called Oppenheimer International Growth Fund/VA Service Shares)
2019	$9.34	$11.79	113,735	$9.26	$11.64	1,117	$9.23	$11.59	539
2018	$11.78	$9.34	96,426	$12.38	$9.26	1,159	$11.68	$9.23	539
2017	$9.45	$11.78	80,821	N/A	N/A	N/A	$11.41	$11.68	539
2016	$9.85	$9.45	28,789	N/A	N/A	N/A	N/A	N/A	N/A
11/30/2015 - 12/31/2015	$10.07	$9.85	347	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund Series II
2019	$10.58	$11.99	639,763	$10.40	$11.75	104,506	$10.34	$11.67	16,997
2018	$11.50	$10.58	720,855	$11.34	$10.40	145,461	$11.29	$10.34	17,438
2017	$10.62	$11.50	645,926	$10.50	$11.34	191,356	$10.47	$11.29	37,474
2016	$9.66	$10.62	590,235	$9.58	$10.50	210,186	$9.56	$10.47	32,582
2015	$10.25	$9.66	510,797	$10.19	$9.58	211,141	$10.18	$9.56	30,510
2014	$9.83	$10.25	446,035	$9.81	$10.19	175,152	$9.80	$10.18	19,911
05/10/2013 - 12/31/2013	$10.09	$9.83	271,893	$9.79	$9.81	89,941	$9.68	$9.80	1,970
Invesco V.I. Equity and Income Fund Series II
2019	$11.14	$13.18	199,281	$10.98	$12.96	20,228	$10.93	$12.89	8,212
2018	$12.51	$11.14	179,685	$12.38	$10.98	21,681	$12.33	$10.93	8,870
2017	$11.46	$12.51	121,941	$11.36	$12.38	31,827	$11.33	$12.33	9,782
2016	$10.12	$11.46	90,344	$10.07	$11.36	46,494	$10.05	$11.33	10,369
2015	$10.53	$10.12	67,493	$10.51	$10.07	46,292	$10.50	$10.05	10,316
06/18/2014 - 12/31/2014	$10.33	$10.53	33,620	$10.32	$10.51	21,589	$10.35	$10.50	6,456
Invesco V.I. Global Real Estate Fund Series II
2019	$9.65	$11.67	79,704	$9.54	$11.51	4,853	$9.51	$11.45	5,530
2018	$10.45	$9.65	41,475	$10.36	$9.54	4,409	$10.34	$9.51	1,958
2017	$9.40	$10.45	39,794	$9.35	$10.36	4,706	$9.34	$10.34	1,962
2016	$9.36	$9.40	31,565	$9.34	$9.35	7,763	$9.34	$9.34	2,013
05/13/2015 - 12/31/2015	$9.89	$9.36	14,917	$9.70	$9.34	5,039	$9.67	$9.34	474
American Century VP Mid Cap Value Fund Class II
2019	$14.64	$18.62	330,910	$14.39	$18.25	26,273	$14.31	$18.13	13,198
2018	$17.06	$14.64	337,721	$16.82	$14.39	38,162	$16.74	$14.31	17,452
2017	$15.52	$17.06	346,290	$15.35	$16.82	49,297	$15.29	$16.74	19,955
2016	$12.82	$15.52	285,796	$12.72	$15.35	63,894	$12.69	$15.29	24,321
2015	$13.21	$12.82	156,077	$13.14	$12.72	34,040	$13.12	$12.69	15,299
2014	$11.53	$13.21	86,803	$11.50	$13.14	22,962	$11.49	$13.12	8,621
07/12/2013 - 12/31/2013	$10.73	$11.53	17,865	$10.73	$11.50	2,712	$11.44	$11.49	6,115
American Funds IS Asset Allocation Fund Class 4
2019	$11.34	$13.53	8,072,707	$11.24	$13.36	1,934,596	$11.20	$13.30	245,464
2018	$12.09	$11.34	7,418,772	$12.01	$11.24	2,220,425	$11.98	$11.20	256,661
2017	$10.58	$12.09	6,566,416	$10.54	$12.01	2,566,882	$10.53	$11.98	265,115
2016	$9.82	$10.58	5,461,005	$9.82	$10.54	4,037,923	$9.82	$10.53	245,868
10/30/2015 - 12/31/2015	$10.00	$9.82	4,315,489	$10.00	$9.82	3,933,825	$10.00	$9.82	254,425

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Blue Chip Income and Growth Fund Class 4
2019	$11.79	$14.07	570,441	$11.68	$13.89	53,231	$11.64	$13.84	13,661
2018	$13.13	$11.79	487,889	$13.04	$11.68	56,378	$13.01	$11.64	13,607
2017	$11.41	$13.13	367,417	$11.37	$13.04	111,816	$11.35	$13.01	13,690
2016	$9.76	$11.41	176,270	$9.76	$11.37	110,721	$10.51	$11.35	10,945
11/06/2015 - 12/31/2015	$9.56	$9.76	1,905	$10.05	$9.76	289	N/A	N/A	N/A
American Funds IS Bond Fund Class 4
2019	$9.99	$10.74	279,086	$9.89	$10.61	29,985	$9.86	$10.56	1,248
2018	$10.22	$9.99	169,835	$10.15	$9.89	2,072	$10.13	$9.86	0
2017	$10.03	$10.22	150,506	$10.00	$10.15	2,156	$9.98	$10.13	0
2016	$9.89	$10.03	49,459	$10.04	$10.00	4,207	$10.22	$9.98	85
12/04/2015 - 12/31/2015	$9.93	$9.89	16,820	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 4
2019	$9.95	$11.55	679,586	$9.82	$11.35	44,551	$9.77	$11.29	8,417
2018	$10.88	$9.95	613,360	$10.77	$9.82	50,751	$10.73	$9.77	8,437
2017	$9.80	$10.88	495,831	$9.72	$10.77	59,742	$9.69	$10.73	8,408
2016	$9.57	$9.80	357,550	$9.53	$9.72	68,395	$9.51	$9.69	8,630
2015	$9.89	$9.57	240,392	$9.87	$9.53	52,361	$9.86	$9.51	11,171
06/11/2014 - 12/31/2014	$10.23	$9.89	163,933	$10.12	$9.87	22,835	$10.17	$9.86	8,478
American Funds IS Capital World Bond Fund Class 4 (formerly called American Funds IS Global Bond Fund Class 4)
2019	$10.09	$10.70	76,950	$10.00	$10.57	1,184	$9.97	$10.53	621
2018	$10.40	$10.09	71,568	$10.34	$10.00	1,759	$10.31	$9.97	621
2017	$9.89	$10.40	38,267	$9.86	$10.34	1,983	$10.47	$10.31	621
2016	$9.80	$9.89	19,920	$10.41	$9.86	1,174	$9.79	$9.85	0
11/05/2015 - 12/31/2015	$9.85	$9.80	508	N/A	N/A	N/A	$9.92	$9.79	0
American Funds IS Global Balanced Fund Class 4
2019	$10.97	$13.00	208,702	$10.86	$12.84	4,348	$10.83	$12.78	2,874
2018	$11.87	$10.97	246,638	$11.79	$10.86	0	$11.77	$10.83	2,922
2017	$10.08	$11.87	112,708	$10.05	$11.79	3,829	$10.04	$11.77	2,896
2016	$9.81	$10.08	34,043	$9.41	$10.05	12,734	$10.34	$10.04	133
12/11/2015 - 12/31/2015	$9.76	$9.81	5,402	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 4
2019	$11.38	$14.67	166,605	$11.27	$14.49	144	$11.24	$14.43	6,102
2018	$12.81	$11.38	129,193	$12.73	$11.27	4,541	$12.70	$11.24	6,157
2017	$10.32	$12.81	86,878	$10.29	$12.73	5,071	$10.28	$12.70	6,097
2016	$9.78	$10.32	29,504	$9.76	$10.29	3,093	$10.31	$10.28	977
11/02/2015 - 12/31/2015	$9.84	$9.78	5,397	$10.09	$9.78	0	N/A	N/A	N/A
American Funds IS Global Growth Fund Class 4
2019	$12.83	$17.07	510,731	$12.64	$16.76	24,190	$12.57	$16.65	20,149
2018	$14.34	$12.83	471,094	$14.16	$12.64	41,609	$14.10	$12.57	22,574
2017	$11.09	$14.34	405,702	$10.99	$14.16	33,986	$10.95	$14.10	21,676
2016	$11.21	$11.09	268,585	$11.13	$10.99	32,415	$11.11	$10.95	23,288
2015	$10.65	$11.21	229,151	$10.61	$11.13	51,270	$10.60	$11.11	28,869
2014	$10.58	$10.65	119,429	$10.58	$10.61	18,927	$10.41	$10.60	16,133
12/26/2013 - 12/31/2013	N/A	N/A	N/A	$10.48	$10.58	4,949	N/A	N/A	N/A
American Funds IS Global Small Capitalization Fund Class 4
2019	$10.79	$13.96	78,580	$10.68	$13.79	3,955	$10.65	$13.73	9,295
2018	$12.27	$10.79	66,248	$12.19	$10.68	6,944	$12.16	$10.65	9,275
2017	$9.90	$12.27	34,788	$9.87	$12.19	4,902	$10.57	$12.16	6,776
2016	$9.86	$9.90	17,892	$8.84	$9.87	2,772	N/A	N/A	N/A
12/21/2015 - 12/31/2015	$9.75	$9.86	2,359	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Growth Fund Class 4
2019	$13.22	$17.01	1,675,941	$13.10	$16.80	170,618	$13.06	$16.73	54,666
2018	$13.48	$13.22	1,506,353	$13.39	$13.10	198,189	$13.36	$13.06	66,876
2017	$10.68	$13.48	1,288,258	$10.64	$13.39	203,409	$10.63	$13.36	69,076
2016	$9.91	$10.68	999,591	$9.91	$10.64	208,301	$9.91	$10.63	80,189
10/30/2015 - 12/31/2015	$10.00	$9.91	819,595	$10.00	$9.91	166,055	$10.00	$9.91	48,152

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Growth-Income Fund Class 4
2019	$12.50	$15.51	1,275,400	$12.38	$15.32	155,667	$12.34	$15.26	20,054
2018	$12.94	$12.50	1,205,197	$12.86	$12.38	169,200	$12.83	$12.34	26,774
2017	$10.75	$12.94	1,050,523	$10.71	$12.86	193,467	$10.70	$12.83	30,784
2016	$9.80	$10.75	838,662	$9.79	$10.71	195,611	$9.79	$10.70	38,187
10/30/2015 - 12/31/2015	$10.00	$9.80	723,107	$10.00	$9.79	161,811	$10.00	$9.79	33,060
American Funds IS High-Income Bond Fund Class 4
2019	$11.05	$12.24	114,657	$10.95	$12.08	18,417	$10.91	$12.03	4,396
2018	$11.51	$11.05	54,891	$11.44	$10.95	18,556	$11.28	$10.91	313
2017	$10.95	$11.51	39,148	$10.91	$11.44	25,539	N/A	N/A	N/A
2016	$9.47	$10.95	14,018	$9.81	$10.91	20,993	N/A	N/A	N/A
11/25/2015 - 12/31/2015	$9.73	$9.47	411	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS International Fund Class 4
2019	$10.14	$12.27	357,148	$10.00	$12.06	13,058	$9.96	$12.00	45,508
2018	$11.88	$10.14	325,700	$11.75	$10.00	16,776	$11.71	$9.96	51,637
2017	$9.13	$11.88	226,556	$9.06	$11.75	20,394	$9.04	$11.71	51,701
2016	$8.97	$9.13	118,159	$8.93	$9.06	18,500	$8.91	$9.04	43,929
2015	$9.55	$8.97	75,510	$9.54	$8.93	14,545	$9.53	$8.91	4,546
06/09/2014 - 12/31/2014	$10.35	$9.55	31,751	$10.12	$9.54	3,004	$10.22	$9.53	1,268
American Funds IS International Growth and Income Fund Class 4
2019	$9.72	$11.74	340,640	$9.57	$11.53	16,495	$9.53	$11.46	10,313
2018	$11.14	$9.72	330,970	$11.00	$9.57	26,238	$10.95	$9.53	11,484
2017	$9.06	$11.14	289,428	$8.97	$11.00	32,306	$8.94	$10.95	6,909
2016	$9.08	$9.06	243,908	$9.02	$8.97	34,444	$9.00	$8.94	6,218
2015	$9.77	$9.08	216,079	$9.74	$9.02	32,421	$9.73	$9.00	4,696
2014	$10.26	$9.77	156,935	$10.31	$9.74	12,928	$10.61	$9.73	1,981
11/29/2013 - 12/31/2013	$10.07	$10.26	1,040	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Managed Risk Asset Allocation Fund Class P2
2019	$11.44	$13.31	521,845	$11.26	$13.06	185,712	$11.21	$12.98	2,053
2018	$12.20	$11.44	454,154	$12.05	$11.26	182,929	$12.00	$11.21	2,158
2017	$10.77	$12.20	373,149	$10.67	$12.05	207,163	$10.64	$12.00	2,316
2016	$10.19	$10.77	298,666	$10.12	$10.67	191,801	$10.10	$10.64	3,796
2015	$10.44	$10.19	235,168	$10.40	$10.12	188,990	$10.39	$10.10	1,949
2014	$10.19	$10.44	145,016	$10.28	$10.40	177,037	$10.27	$10.39	2,258
11/19/2013 - 12/31/2013	N/A	N/A	N/A	$10.07	$10.28	14,776	N/A	N/A	N/A
American Funds IS New World Fund Class 4
2019	$9.78	$12.42	354,440	$9.63	$12.19	24,376	$9.58	$12.12	16,593
2018	$11.56	$9.78	280,312	$11.42	$9.63	30,361	$11.37	$9.58	17,893
2017	$9.09	$11.56	210,343	$9.00	$11.42	27,448	$8.97	$11.37	14,886
2016	$8.77	$9.09	156,513	$8.72	$9.00	22,676	$8.70	$8.97	17,480
2015	$9.21	$8.77	137,078	$9.17	$8.72	24,189	$9.16	$8.70	16,614
2014	$10.16	$9.21	117,167	$10.16	$9.17	17,496	$9.83	$9.16	10,601
12/05/2013 - 12/31/2013	$9.92	$10.16	4,812	$10.01	$10.16	751	N/A	N/A	N/A
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2019	$10.02	$10.39	86,583	$9.87	$10.20	50,449	$9.82	$10.14	4,988
2018	$10.11	$10.02	64,901	$9.99	$9.87	8,099	$9.95	$9.82	4,988
2017	$10.13	$10.11	47,411	$10.03	$9.99	3,384	$10.00	$9.95	5,743
2016	$10.17	$10.13	60,003	$10.10	$10.03	2,495	$10.08	$10.00	7,960
2015	$10.18	$10.17	29,095	$10.14	$10.10	3,588	$10.15	$10.08	10,535
2014	$9.85	$10.18	6,329	N/A	N/A	N/A	N/A	N/A	N/A
12/18/2013 - 12/31/2013	$9.90	$9.85	259	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund Class III
2019	$10.98	$12.75	2,142,182	$10.80	$12.50	505,501	$10.74	$12.42	28,060
2018	$12.05	$10.98	2,662,490	$11.89	$10.80	566,454	$11.83	$10.74	46,006
2017	$10.75	$12.05	2,648,150	$10.63	$11.89	661,426	$10.59	$11.83	63,383
2016	$10.50	$10.75	2,599,355	$10.42	$10.63	890,890	$10.39	$10.59	59,053
2015	$10.76	$10.50	2,410,647	$10.70	$10.42	975,410	$10.68	$10.39	68,875
2014	$10.70	$10.76	1,714,254	$10.68	$10.70	806,727	$10.67	$10.68	50,832
05/10/2013 - 12/31/2013	$10.19	$10.70	764,688	$10.04	$10.68	320,718	$10.02	$10.67	22,965

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I
2019	$10.61	$12.71	311,818	$10.47	$12.49	13,480	$10.42	$12.42	3,150
2018	$11.32	$10.61	214,221	$11.20	$10.47	9,841	$11.16	$10.42	3,873
2017	$9.98	$11.32	183,906	$9.90	$11.20	48,997	$9.87	$11.16	3,838
2016	$9.50	$9.98	116,533	$9.45	$9.90	50,237	$9.44	$9.87	3,879
2015	$10.02	$9.50	109,621	$10.00	$9.45	56,472	$10.08	$9.44	37,311
05/9/2014 - 12/31/2014	$10.04	$10.02	34,064	$9.99	$10.00	15,490	N/A	N/A	N/A
ClearBridge Variable Aggressive Growth Portfolio – Class II
2019	$10.12	$12.45	55,603	$10.02	$12.29	8,825	N/A	N/A	N/A
2018	$11.22	$10.12	35,884	$11.15	$10.02	8,426	N/A	N/A	N/A
2017	$9.81	$11.22	19,536	$9.78	$11.15	8,426	N/A	N/A	N/A
2016	$9.86	$9.81	8,435	$9.20	$9.78	8,427	N/A	N/A	N/A
11/12/2015 - 12/31/2015	$9.80	$9.86	5,473	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Contrafund Portfolio Service Class 2
2019	$15.27	$19.77	902,097	$15.02	$19.38	80,534	$14.93	$19.25	22,281
2018	$16.59	$15.27	869,712	$16.36	$15.02	95,569	$16.29	$14.93	25,144
2017	$13.84	$16.59	754,626	$13.69	$16.36	165,662	$13.64	$16.29	31,174
2016	$13.03	$13.84	574,333	$12.92	$13.69	174,148	$12.89	$13.64	36,063
2015	$13.16	$13.03	454,384	$13.09	$12.92	155,266	$13.07	$12.89	32,331
2014	$11.95	$13.16	255,956	$11.92	$13.09	72,767	$11.92	$13.07	15,199
05/31/2013 - 12/31/2013	$10.37	$11.95	46,905	$10.73	$11.92	12,312	$10.86	$11.92	7,871
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2019	$12.36	$14.66	864,659	$12.16	$14.37	195,868	$12.09	$14.28	2,880
2018	$13.41	$12.36	789,584	$13.23	$12.16	200,618	$13.17	$12.09	2,932
2017	$11.65	$13.41	668,302	$11.52	$13.23	217,554	$11.48	$13.17	3,809
2016	$11.29	$11.65	510,916	$11.20	$11.52	238,302	$11.17	$11.48	6,752
2015	$11.42	$11.29	383,289	$11.36	$11.20	254,370	$11.34	$11.17	6,850
2014	$11.00	$11.42	220,259	$10.98	$11.36	237,773	$10.97	$11.34	3,089
05/22/2013 - 12/31/2013	$10.22	$11.00	109,649	$10.22	$10.98	138,112	$10.45	$10.97	1,845
Fidelity VIP Governement Money Market Portfolio Service Class
2019	$9.58	$9.63	1,132,083	$9.45	$9.46	91,165	$9.40	$9.41	25,267
2018	$9.57	$9.58	1,365,931	$9.46	$9.45	56,781	$9.43	$9.40	36,301
2017	$9.65	$9.57	454,035	$9.57	$9.46	19,860	$9.54	$9.43	2,559
2016	$9.77	$9.65	889,204	$9.72	$9.57	204,506	$9.71	$9.54	14,811
2015	$9.91	$9.77	832,610	$9.89	$9.72	211,383	$9.88	$9.71	94,415
04/30/2014 - 12/31/2014	$10.00	$9.91	226,731	$10.00	$9.89	25,476	$9.92	$9.88	1,885
Fidelity VIP Strategic Income Portfolio Service Class 2
2019	$10.63	$11.60	459,628	$10.47	$11.39	73,454	$10.41	$11.32	3,291
2018	$11.10	$10.63	432,748	$10.96	$10.47	27,600	$10.91	$10.41	6,010
2017	$10.46	$11.10	392,635	$10.36	$10.96	38,246	$10.33	$10.91	6,119
2016	$9.82	$10.46	310,981	$9.76	$10.36	39,430	$9.74	$10.33	8,965
2015	$10.16	$9.82	192,369	$10.12	$9.76	41,361	$10.11	$9.74	7,312
2014	$9.96	$10.16	116,441	$10.11	$10.12	22,837	$10.14	$10.11	14,548
12/02/2013 - 12/31/2013	$9.95	$9.96	1,215	N/A	N/A	N/A	N/A	N/A	N/A
First Trust Dorsey Wright Tactical Core Portfolio Class I
2019	$10.37	$12.37	175,121	$10.27	$12.21	6,408	$10.24	$12.16	8,831
2018	$11.44	$10.37	163,708	$11.36	$10.27	12,277	$12.19	$10.24	8,982
2017	$9.87	$11.44	93,577	$9.84	$11.36	17,960	N/A	N/A	N/A
2016	$9.93	$9.87	54,993	$9.53	$9.84	2,047	N/A	N/A	N/A
12/09/2015 - 12/31/2015	$9.90	$9.93	2,232	N/A	N/A	N/A	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2019	$12.96	$15.44	1,425,508	$12.74	$15.13	187,624	$12.67	$15.03	8,081
2018	$13.82	$12.96	1,314,870	$13.63	$12.74	200,957	$13.57	$12.67	8,221
2017	$12.35	$13.82	1,076,420	$12.22	$13.63	254,813	$12.17	$13.57	4,987
2016	$11.21	$12.35	847,712	$11.12	$12.22	248,492	$11.09	$12.17	2,321
2015	$11.36	$11.21	316,124	$11.30	$11.12	180,333	$11.28	$11.09	3,204
2014	$10.47	$11.36	225,001	$10.45	$11.30	100,551	$10.44	$11.28	3,218
05/10/2013 - 12/31/2013	$10.08	$10.47	97,760	$9.80	$10.45	32,916	$10.10	$10.44	2,955

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
First Trust Multi Income Allocation Portfolio Class I
2019	$10.50	$12.05	68,267	$10.35	$11.85	4,604	N/A	N/A	N/A
2018	$11.14	$10.50	64,376	$11.02	$10.35	4,693	N/A	N/A	N/A
2017	$10.65	$11.14	65,983	$10.57	$11.02	31,835	N/A	N/A	N/A
2016	$9.89	$10.65	37,358	$9.84	$10.57	38,824	N/A	N/A	N/A
2015	$10.36	$9.89	19,594	$10.34	$9.84	38,548	N/A	N/A	N/A
07/10/2014 - 12/31/2014	$10.33	$10.36	4,024	$10.25	$10.34	22,631	N/A	N/A	N/A
Franklin Allocation VIP Fund Class 4
2019	$11.50	$13.56	315,983	$11.31	$13.30	61,225	$11.25	$13.21	4,688
2018	$12.90	$11.50	338,918	$12.72	$11.31	76,480	$12.67	$11.25	4,805
2017	$11.71	$12.90	343,955	$11.58	$12.72	93,199	$11.54	$12.67	6,540
2016	$10.51	$11.71	294,106	$10.43	$11.58	97,856	$10.40	$11.54	7,414
2015	$11.37	$10.51	309,303	$11.31	$10.43	99,649	$11.29	$10.40	25,143
2014	$11.22	$11.37	366,355	$11.20	$11.31	83,930	$11.19	$11.29	18,663
05/21/2013 - 12/31/2013	$10.36	$11.22	88,266	$9.86	$11.20	33,708	10.39	11.19	1208
Franklin Income VIP Fund Class 2
2019	$10.28	$11.76	239,048	$10.16	$11.60	13,149	$10.13	$11.54	5,034
2018	$10.89	$10.28	238,937	$10.80	$10.16	11,454	$10.78	$10.13	6,202
2017	$10.07	$10.89	216,496	$10.02	$10.80	23,727	$10.00	$10.78	7,785
2016	$8.96	$10.07	95,537	$8.94	$10.02	21,862	$8.93	$10.00	2,088
05/14/2015 - 12/31/2015	$9.96	$8.96	34,702	$9.98	$8.94	8,966	$9.62	$8.93	4,182
Franklin Mutual Global Discovery VIP Fund Class 2
2019	$11.73	$14.39	532,934	$11.53	$14.10	37,420	$11.47	$14.01	31,662
2018	$13.40	$11.73	507,441	$13.21	$11.53	49,452	$13.15	$11.47	47,776
2017	$12.51	$13.40	530,827	$12.37	$13.21	65,135	$12.33	$13.15	52,962
2016	$11.31	$12.51	397,281	$11.22	$12.37	73,055	$11.19	$12.33	63,420
2015	$11.90	$11.31	344,122	$11.85	$11.22	72,387	$11.83	$11.19	61,396
2014	$11.42	$11.90	185,279	$11.40	$11.85	58,092	$11.39	$11.83	34,686
06/12/2013 - 12/31/2013	$10.29	$11.42	61,851	$10.18	$11.40	12,808	$10.63	$11.39	9,026
Franklin Rising Dividends VIP Fund Class 2
2019	$15.01	$19.13	662,176	$14.76	$18.75	75,026	$14.68	$18.63	40,692
2018	$16.04	$15.01	622,960	$15.82	$14.76	68,966	$15.74	$14.68	50,957
2017	$13.49	$16.04	596,635	$13.35	$15.82	95,850	$13.30	$15.74	61,164
2016	$11.79	$13.49	502,924	$11.70	$13.35	121,354	$11.67	$13.30	64,516
2015	$12.41	$11.79	429,385	$12.35	$11.70	120,945	$12.33	$11.67	35,091
2014	$11.58	$12.41	272,663	$11.55	$12.35	120,464	$11.54	$12.33	22,061
05/22/2013 - 12/31/2013	$10.44	$11.58	63,037	$10.43	$11.55	41,133	$10.64	$11.54	6,304
Ivy VIP Asset Strategy Class II
2019	$9.16	$11.00	71,660	$9.03	$10.82	8,189	$8.99	$10.75	5,810
2018	$9.82	$9.16	85,608	$9.72	$9.03	11,376	$9.68	$8.99	5,831
2017	$8.42	$9.82	83,163	$8.36	$9.72	12,525	$8.33	$9.68	7,084
2016	$8.77	$8.42	100,784	$8.72	$8.36	39,598	$8.71	$8.33	7,370
2015	$9.70	$8.77	99,186	$9.68	$8.72	37,945	$9.67	$8.71	5,555
05/16/2014 - 12/31/2014	$9.90	$9.70	71,988	$10.22	$9.68	27,326	$10.21	$9.67	763
Ivy VIP Energy Class II
2019	$5.17	$5.28	161,767	$5.12	$5.21	59,014	$5.10	$5.18	7,802
2018	$7.97	$5.17	150,198	$7.90	$5.12	54,217	$7.88	$5.10	7,993
2017	$9.25	$7.97	110,371	$9.20	$7.90	58,364	$9.19	$7.88	8,190
2016	$6.97	$9.25	104,985	$6.96	$9.20	45,879	$6.95	$9.19	6,756
05/27/2015 - 12/31/2015	$9.52	$6.97	34,564	$9.44	$6.96	29,360	$8.08	$6.95	132
Janus Henderson Balanced Portfolio Service Shares
2019	$13.79	$16.63	8,828,723	$13.56	$16.30	1,717,725	$13.48	$16.19	176,409
2018	$13.93	$13.79	7,348,933	$13.73	$13.56	1,981,142	$13.67	$13.48	188,304
2017	$11.95	$13.93	6,028,266	$11.82	$13.73	1,908,463	$11.78	$13.67	193,757
2016	$11.62	$11.95	5,000,689	$11.53	$11.82	953,080	$11.50	$11.78	209,570
2015	$11.73	$11.62	3,631,416	$11.68	$11.53	822,944	$11.66	$11.50	204,218
2014	$10.99	$11.73	1,664,957	$10.97	$11.68	319,073	$10.97	$11.66	171,862
05/23/2013 - 12/31/2013	$10.21	$10.99	295,474	$10.10	$10.97	46,718	$10.21	$10.97	29,700

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Janus Henderson Flexible Bond Portfolio Service Shares
2019	$9.93	$10.70	148,162	$9.80	$10.52	13,349	$9.75	$10.46	3,816
2018	$10.21	$9.93	143,479	$10.09	$9.80	17,821	$10.06	$9.75	4,910
2017	$10.01	$10.21	136,976	$9.93	$10.09	21,216	$9.91	$10.06	4,824
2016	$9.93	$10.01	101,287	$9.88	$9.93	23,507	$9.87	$9.91	6,221
2015	$10.08	$9.93	59,095	$10.06	$9.88	33,068	$10.05	$9.87	3,938
07/22/2014 - 12/31/2014	$10.07	$10.08	11,636	$10.06	$10.06	24,478	$10.07	$10.05	1,919
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
2019	$10.44	$12.00	48,033	$10.33	$11.84	1,023	N/A	N/A	N/A
2018	$11.30	$10.44	47,312	$11.21	$10.33	1,025	N/A	N/A	N/A
2017	$9.81	$11.30	23,339	$9.76	$11.21	1,026	N/A	N/A	N/A
2016	$9.40	$9.81	11,501	$9.34	$9.76	6,535	N/A	N/A	N/A
07/23/2015 - 12/31/2015	$9.96	$9.40	13,383	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Income Builder Portfolio Class 2
2019	$10.29	$11.59	47,106	$10.18	$11.43	15,392	N/A	N/A	N/A
2018	$10.97	$10.29	39,271	$10.89	$10.18	16,106	N/A	N/A	N/A
2017	$9.96	$10.97	36,637	$9.91	$10.89	15,696	N/A	N/A	N/A
2016	$9.51	$9.96	29,557	$9.49	$9.91	15,206	N/A	N/A	N/A
08/17/2015 - 12/31/2015	$9.50	$9.51	3,613	$9.80	$9.49	12,274	N/A	N/A	N/A
Lord Abbett Bond Debenture Portfolio Class VC
2019	$11.50	$12.86	500,643	$11.31	$12.60	51,921	$11.24	$12.52	10,969
2018	$12.15	$11.50	427,992	$11.99	$11.31	23,870	$11.93	$11.24	14,994
2017	$11.29	$12.15	332,284	$11.16	$11.99	27,041	$11.12	$11.93	17,889
2016	$10.21	$11.29	255,287	$10.12	$11.16	31,733	$10.10	$11.12	14,913
2015	$10.51	$10.21	177,992	$10.46	$10.12	38,864	$10.44	$10.10	13,657
2014	$10.21	$10.51	115,485	$10.19	$10.46	30,712	$10.39	$10.44	225
06/17/2013 - 12/31/2013	$9.86	$10.21	16,383	$9.78	$10.19	1,390	N/A	N/A	N/A
Lord Abbett Total Return Portfolio Class VC
2019	$10.23	$10.93	229,416	$10.08	$10.75	21,216	$10.04	$10.69	8,072
2018	$10.48	$10.23	202,562	$10.37	$10.08	28,419	$10.33	$10.04	8,064
2017	$10.23	$10.48	188,173	$10.15	$10.37	33,039	$10.12	$10.33	9,311
2016	$9.95	$10.23	153,426	$9.90	$10.15	29,238	$9.89	$10.12	9,618
2015	$10.16	$9.95	119,036	$10.14	$9.90	19,345	$10.13	$9.89	4,241
05/21/2014 - 12/31/2014	$10.05	$10.16	23,088	$10.07	$10.14	5,894	$10.08	$10.13	838
MFS Total Return Series – Service Class
2019	$12.49	$14.79	854,598	$12.28	$14.50	189,227	$12.21	$14.40	5,166
2018	$13.46	$12.49	804,023	$13.27	$12.28	206,302	$13.21	$12.21	6,860
2017	$12.18	$13.46	763,642	$12.05	$13.27	239,645	$12.00	$13.21	5,180
2016	$11.35	$12.18	549,001	$11.26	$12.05	279,891	$11.23	$12.00	6,852
2015	$11.58	$11.35	428,229	$11.52	$11.26	273,600	$11.50	$11.23	37,646
2014	$10.85	$11.58	328,206	$10.83	$11.52	169,487	$10.82	$11.50	37,538
05/30/2013 - 12/31/2013	$10.20	$10.85	160,063	$10.07	$10.83	67,094	$10.30	$10.82	35,599
MFS Utilities Series – Service Class
2019	$12.02	$14.80	232,041	$11.82	$14.50	34,280	$11.75	$14.41	9,510
2018	$12.10	$12.02	207,925	$11.93	$11.82	21,932	$11.87	$11.75	10,333
2017	$10.71	$12.10	200,427	$10.60	$11.93	41,069	$10.56	$11.87	10,570
2016	$9.77	$10.71	168,813	$9.69	$10.60	46,971	$9.66	$10.56	11,020
2015	$11.62	$9.77	155,931	$11.56	$9.69	57,207	$11.54	$9.66	15,494
2014	$10.48	$11.62	99,351	$10.46	$11.56	68,075	$10.45	$11.54	7,353
05/31/2013 - 12/31/2013	$9.62	$10.48	9,100	$9.52	$10.46	15,290	$10.01	$10.45	2,489
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S
2019	$9.26	$10.53	12,061	N/A	N/A	N/A	N/A	N/A	N/A
2018	$10.08	$9.26	8,641	N/A	N/A	N/A	N/A	N/A	N/A
2017	$9.58	$10.08	7,758	N/A	N/A	N/A	N/A	N/A	N/A
03/01/2016 - 12/31/2016	$9.44	$9.58	974	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
PIMCO All Asset All Authority Portfolio – Advisor Class
2019	$9.08	$9.56	14,484	$8.96	$9.40	852	N/A	N/A	N/A
2018	$9.87	$9.08	16,898	$9.76	$8.96	993	N/A	N/A	N/A
2017	$9.02	$9.87	16,316	$8.95	$9.76	1,648	N/A	N/A	N/A
2016	$8.06	$9.02	14,315	$8.02	$8.95	1,627	N/A	N/A	N/A
2015	$9.33	$8.06	5,541	$9.31	$8.02	1,552	N/A	N/A	N/A
7/10/2014 - 12/31/2014	$10.19	$9.33	4,385	$10.21	$9.31	2,960	N/A	N/A	N/A
PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class
2019	$5.04	$5.53	83,695	$4.95	$5.42	2,501	$4.93	$5.39	0
2018	$5.96	$5.04	106,350	$5.87	$4.95	6,572	$5.85	$4.93	75
2017	$5.92	$5.96	105,222	$5.85	$5.87	9,559	$5.83	$5.85	816
2016	$5.22	$5.92	97,244	$5.18	$5.85	18,047	$5.17	$5.83	816
2015	$7.13	$5.22	39,700	$7.09	$5.18	16,578	$7.08	$5.17	817
2014	$8.88	$7.13	12,396	$8.86	$7.09	11,733	$9.75	$7.08	740
06/12/2013 - 12/31/2013	$8.94	$8.88	2,056	$9.45	$8.86	4,952	N/A	N/A	N/A
State Street Total Return V.I.S. Fund Class 3
2019	$11.81	$13.45	520,170	$11.61	$13.19	138,500	$11.54	$13.10	9,382
2018	$12.82	$11.81	592,399	$12.64	$11.61	161,478	$12.58	$11.54	9,336
2017	$11.28	$12.82	643,837	$11.16	$12.64	183,527	$11.11	$12.58	9,403
2016	$10.78	$11.28	625,564	$10.70	$11.16	204,383	$10.67	$11.11	6,384
2015	$11.08	$10.78	527,940	$11.03	$10.70	198,421	$11.01	$10.67	4,819
2014	$10.70	$11.08	416,359	$10.67	$11.03	224,323	$10.76	$11.01	3,026
05/20/2013 - 12/31/2013	$10.24	$10.70	216,908	$10.14	$10.67	120,880	N/A	N/A	N/A
Templeton Global Bond VIP Fund Class 2
2019	$9.47	$9.53	573,176	$9.31	$9.34	85,095	$9.26	$9.28	19,761
2018	$9.42	$9.47	553,871	$9.29	$9.31	75,924	$9.25	$9.26	34,603
2017	$9.38	$9.42	518,207	$9.27	$9.29	91,012	$9.24	$9.25	38,088
2016	$9.24	$9.38	455,075	$9.16	$9.27	103,557	$9.14	$9.24	43,890
2015	$9.79	$9.24	427,627	$9.74	$9.16	132,015	$9.72	$9.14	43,724
2014	$9.75	$9.79	257,953	$9.73	$9.74	114,406	$9.72	$9.72	35,709
05/13/2013 - 12/31/2013	$10.06	$9.75	46,853	$9.57	$9.73	13,694	$9.50	$9.72	1,363
VanEck VIP Global Hard Assets Fund Class S
2019	$5.69	$6.26	150,317	$5.59	$6.13	31,378	$5.56	$6.09	10,237
2018	$8.06	$5.69	131,614	$7.95	$5.59	14,270	$7.91	$5.56	13,624
2017	$8.34	$8.06	141,779	$8.25	$7.95	41,526	$8.22	$7.91	12,159
2016	$5.90	$8.34	122,305	$5.85	$8.25	36,310	$5.83	$8.22	14,761
2015	$9.01	$5.90	107,409	$8.96	$5.85	20,224	$8.95	$5.83	8,909
2014	$11.33	$9.01	35,116	$11.30	$8.96	12,234	$12.57	$8.95	703
06/03/2013 - 12/31/2013	$10.43	$11.33	3,713	$9.93	$11.30	2,888	N/A	N/A	N/A

WHERE TO GO FOR MORE INFORMATION

You will find more information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2020.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Choice Variable Annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549

(202) 551-8090

Website: www.sec.gov

e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

PACIFIC CHOICE® VARIABLE ANNUITY

SEPARATE ACCOUNT A

Pacific Choice (the “Contract”) 5 Year Option, 3 Year Option, or 0 Year Option is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2020, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide

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a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

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The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2019, 2018 and 2017 with regard to this Contract was $151,385,100, $119,945,392, and $100,128,859 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The

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mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2019, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., B B V A Securities Inc., Bok Financial Securities Inc, Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services LP, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CMS Investment Resources LLC, Commonwealth Financial Network, Edward D. Jones & Co., LP, Ensemble Financial Services Inc., The Enterprise Securities Co., Essex Financial Services Inc., F S C Securities Corporation, First Allied Securities Inc., First Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., H.Beck Inc., Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Investacorp Inc., Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, KMS Financial Service, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities Inc., MML Investors Services Inc., Meridian Financial Group Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Park Avenue Securities LLC., PNC Investments Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., Sagepoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Securities Service Network, Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

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Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

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Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.95% for the 5 Year Option, 1.25% for the 3 Year Option, 1.35% for the 0 Year Option and the Administrative Fee at an annual rate of 0.25% for any Option. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on

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amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example using the 5 Year Option: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.95% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example using the 5 Year Option: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.95% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.
1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce

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annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in the Prospectus). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election. For example using the 5 Year Option, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

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Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fidelity® VIP Government Money Market Subaccount. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how

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transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fidelity® VIP Government Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

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If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive In Proper Form. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting period. If you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the

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general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the investment advisor of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan

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Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCA-TED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

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You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

• death,

• disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of Pacific Life as of December 31, 2019 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 are included in this SAI. These financial

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statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2019 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 45007-20A

TABLE OF CONTENTS

SEPARATE ACCOUNT A

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-13
Statements of Changes in Net Assets	SA-20
Financial Highlights	SA-39
Notes to Financial Statements	SA-51
Report of Independent Registered Public Accounting Firm	SA-58

SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 2019

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2019; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2019, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	2,050,253	$23,796,913	$14,605,200	$3,940,728
Diversified Bond Class I *	16,522,183	182,276,874	46,306,905	28,572,405
Floating Rate Income Class I *	13,123,902	165,226,720	161,023,460	69,976,076
High Yield Bond Class I *	20,370,345	180,714,924	50,164,687	48,342,066
Inflation Managed Class I *	15,122,637	169,614,076	11,855,298	33,268,489
Inflation Strategy Class I *	1,257,341	13,604,588	3,044,122	4,984,294
Managed Bond Class I *	27,650,085	381,001,909	52,511,697	66,847,818
Short Duration Bond Class I *	32,987,029	341,984,018	82,116,752	64,986,628
Emerging Markets Debt Class I *	1,588,157	20,250,246	5,980,826	6,458,332
Comstock Class I *	11,445,290	197,823,174	10,802,559	27,158,241
Developing Growth Class I *	5,496,148	116,162,814	21,031,976	34,816,994
Dividend Growth Class I *	13,952,969	360,629,349	49,173,652	46,604,063
Equity Index Class I *	13,295,887	1,044,372,672	150,003,261	119,199,921
Focused Growth Class I *	4,638,017	176,508,708	31,758,875	34,592,967
Growth Class I *	7,833,804	313,123,494	37,240,396	51,221,656
Large-Cap Growth Class I *	14,402,343	213,261,019	36,986,393	39,758,370
Large-Cap Value Class I *	7,982,893	205,656,704	16,600,366	35,830,009
Main Street® Core Class I *	6,221,040	293,455,423	9,539,359	46,963,449
Mid-Cap Equity Class I *	9,082,367	209,136,384	15,169,712	32,897,676
Mid-Cap Growth Class I *	14,114,374	258,254,045	32,540,459	47,578,081
Mid-Cap Value Class I *	4,761,233	97,366,237	15,362,625	17,914,540
Small-Cap Equity Class I *	2,402,157	54,430,916	8,916,461	9,974,893
Small-Cap Index Class I *	9,009,139	233,188,015	34,997,788	35,943,534
Small-Cap Value Class I *	5,209,840	114,478,223	13,547,429	20,024,254
Value Advantage Class I *	2,192,217	42,827,335	10,845,046	6,226,758
Emerging Markets Class I *	9,704,831	199,636,197	16,959,170	39,624,902
International Large-Cap Class I *	24,363,959	264,093,720	13,654,719	43,479,918
International Small-Cap Class I *	3,901,485	41,970,604	5,481,742	7,878,872
International Value Class I *	8,976,568	114,594,584	11,258,142	17,305,126
Health Sciences Class I *	6,215,165	301,368,943	22,917,100	55,977,251
Real Estate Class I *	4,892,634	143,976,656	18,459,445	32,419,836
Technology Class I *	14,425,048	142,235,399	26,847,810	32,412,633
Currency Strategies Class I *	279,977	3,245,638	1,129,778	1,396,363
Pacific Dynamix - Conservative Growth Class I *	29,069,765	504,881,238	55,191,373	76,852,810
Pacific Dynamix - Moderate Growth Class I *	104,998,628	2,309,888,863	135,252,991	260,469,654
Pacific Dynamix - Growth Class I *	29,900,620	744,886,278	87,859,150	105,021,816
Portfolio Optimization Conservative Class I *	101,931,452	1,415,950,896	187,123,364	328,964,794
Portfolio Optimization Moderate-Conservative Class I *	144,717,527	2,202,271,815	72,729,676	396,629,887
Portfolio Optimization Moderate Class I *	554,725,366	9,125,380,378	96,622,505	1,490,528,668
Portfolio Optimization Growth Class I *	440,962,992	7,818,842,692	46,872,900	1,219,043,735
Portfolio Optimization Aggressive-Growth Class I *	90,370,259	1,659,739,448	18,886,609	290,424,860
PSF DFA Balanced Allocation Class D *	16,666,903	223,633,018	54,610,887	14,311,598
Invesco Oppenheimer V.I. Global Series II	509,954	21,392,554	8,774,282	4,838,017
Invesco Oppenheimer V.I. International Growth Series II	5,741,788	14,698,978	2,924,599	2,388,046
Invesco V.I. Balanced-Risk Allocation Series II *	29,864,082	320,441,597	15,122,746	61,952,099
Invesco V.I. Equity and Income Series II	2,984,295	51,986,415	13,497,025	6,733,679
Invesco V.I. Global Real Estate Series II	537,821	9,562,455	3,887,928	1,798,488
American Century VP Mid Cap Value Class II	4,274,131	88,474,509	22,175,861	13,143,132
American Funds IS Asset Allocation Class 4	139,806,121	3,309,210,895	467,883,377	337,203,237
American Funds IS Blue Chip Income and Growth Class 4	9,498,283	126,422,150	43,064,176	12,073,806
American Funds IS Bond Class 4	6,532,734	71,860,074	31,436,704	9,198,877
American Funds IS Capital Income Builder® Class 4	10,272,081	110,013,993	24,124,246	12,651,224
American Funds IS Global Balanced Class 4	4,726,492	63,145,928	13,460,075	6,052,318

See Notes to Financial Statements	See explanation of symbol on page SA-2

Variable Accounts	Shares Owned	Value	Cost of Purchases	Proceeds from Sales
American Funds IS Global Bond Class 4	1,346,154	$16,046,160	$5,126,537	$2,715,165
American Funds IS Global Growth and Income Class 4	2,872,678	44,899,953	14,872,147	5,087,092
American Funds IS Global Growth Class 4	3,590,989	115,091,191	29,652,635	15,597,910
American Funds IS Global Small Capitalization Class 4	997,165	26,085,836	8,544,048	2,688,667
American Funds IS Growth Class 4	5,657,041	449,225,633	97,835,383	62,216,099
American Funds IS Growth-Income Class 4	7,846,982	388,582,560	81,188,592	56,260,160
American Funds IS High-Income Bond Class 4	3,029,591	31,992,480	19,011,522	8,304,841
American Funds IS International Class 4	4,467,498	91,762,410	29,816,818	10,637,044
American Funds IS International Growth and Income Class 4	3,082,220	55,510,776	11,472,079	7,129,303
American Funds IS Managed Risk Asset Allocation Class P2	10,718,364	144,269,179	32,841,998	16,398,933
American Funds IS New World Fund® Class 4	2,262,144	57,616,801	13,737,410	9,607,125
American Funds IS U.S. Government/AAA-Rated Securities Class 4	4,206,112	51,398,693	33,069,821	25,747,105
BlackRock® Capital Appreciation V.I. Class III	4,810,626	37,522,884	7,559,604	6,449,885
BlackRock Global Allocation V.I. Class III	106,160,968	1,537,210,815	95,840,887	312,431,355
BlackRock 60/40 Target Allocation ETF V.I. Class I	4,983,696	60,651,579	40,422,278	6,701,842
Fidelity® VIP Contrafund® Service Class 2	6,637,217	239,603,520	56,590,974	31,246,692
Fidelity VIP FundsManager® 60% Service Class 2	30,418,347	309,354,590	83,546,450	36,796,825
Fidelity VIP Government Money Market Service Class	312,112,216	312,112,216	380,261,973	366,544,223
Fidelity VIP Strategic Income Service Class 2	6,983,757	79,195,807	27,842,912	9,748,414
First Trust Dorsey Wright Tactical Core Class I	2,993,459	37,029,082	11,334,819	6,848,223
First Trust/Dow Jones Dividend & Income Allocation Class I	44,083,027	647,138,841	128,766,437	96,127,989
First Trust Multi Income Allocation Class I	1,403,903	16,215,075	3,359,787	2,120,588
Franklin Allocation VIP Class 2	3,484,311	23,728,161	3,730,564	1,423,920
Franklin Allocation VIP Class 4	38,261,654	266,683,730	36,287,773	45,829,563
Franklin Income VIP Class 2	3,513,732	55,903,471	19,686,333	5,749,054
Franklin Mutual Global Discovery VIP Class 2	11,155,447	206,821,984	30,247,150	29,556,182
Franklin Rising Dividends VIP Class 2	7,552,298	203,836,535	58,932,563	25,294,938
Templeton Global Bond VIP Class 2	5,743,478	91,723,346	19,660,417	18,252,575
Ivy VIP Asset Strategy Class II	1,580,960	15,019,279	2,210,008	2,863,961
Ivy VIP Energy Class II *	3,961,791	15,846,371	8,719,912	8,314,750
Janus Henderson Balanced Service Shares	76,044,749	3,171,066,040	770,076,484	159,875,413
Janus Henderson Flexible Bond Service Shares	2,318,061	30,111,613	7,793,969	4,923,181
JPMorgan Insurance Trust Core Bond Class 1	16,521	185,695	5,454	4,624
JPMorgan Insurance Trust Global Allocation Class 2	679,285	11,941,826	2,231,103	2,334,488
JPMorgan Insurance Trust Income Builder Class 2	1,136,744	12,640,589	4,650,389	2,105,171
JPMorgan Insurance Trust Mid Cap Value Class 1	8,496	100,338	7,907	5,573
JPMorgan Insurance Trust U.S. Equity Class 1	617	19,926	1,412	482
ClearBridge Variable Aggressive Growth - Class II	398,857	11,024,409	3,410,341	966,181
Lord Abbett Bond Debenture Class VC	10,030,214	121,164,983	37,096,401	15,550,612
Lord Abbett Total Return Class VC	17,554,824	295,798,777	33,165,271	40,878,956
MFS® Massachusetts Investors Growth Stock - Service Class	3,575,006	79,615,386	7,666,410	13,983,977
MFS Total Return Series - Service Class	17,534,111	428,358,322	54,449,140	52,014,129
MFS Utilities Series - Service Class	1,731,317	59,834,302	18,263,811	13,212,096
MFS Value Series - Service Class	4,104,340	84,221,057	7,207,101	10,488,377
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	140,994	1,452,234	515,563	159,757
PIMCO All Asset All Authority - Advisor Class	278,651	2,321,159	187,329	890,464
PIMCO CommodityRealReturn® Strategy - Advisor Class	1,171,879	7,605,496	2,222,064	1,843,688
Jennison Class II *	1,028	80,122	—	1,155
SP International Growth Class II *	5,994	53,524	—	4,532
SP Prudential U.S. Emerging Growth Class II *	4,665	81,967	—	38,701
Value Class II *	2,452	86,448	—	44,749
Schwab VIT Balanced	4,895,980	64,871,729	11,687,850	12,829,689
Schwab VIT Balanced with Growth	10,005,772	145,984,218	12,596,839	12,727,172
Schwab VIT Growth	9,370,048	152,169,574	9,481,313	13,506,894
State Street Total Return V.I.S. Class 3	25,600,119	406,017,888	21,899,333	71,349,627
VanEck VIP Global Hard Assets Class S *	804,147	14,683,721	5,778,103	4,352,795

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Inflation
	Income	Bond	Rate Income	Bond	Managed	Strategy
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$23,796,913	$182,276,874	$165,226,720	$180,714,924	$169,614,076	$13,604,588
Receivables:
Due from Pacific Life Insurance Company	28,354	—	—	18,881	26,761	—
Investments sold	—	16,450	45,814	—	—	334
Total Assets	23,825,267	182,293,324	165,272,534	180,733,805	169,640,837	13,604,922
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	17,626	52,190	—	—	421
Investments purchased	29,496	—	—	17,459	22,921	—
Total Liabilities	29,496	17,626	52,190	17,459	22,921	421
NET ASSETS	$23,795,771	$182,275,698	$165,220,344	$180,716,346	$169,617,916	$13,604,501
NET ASSETS CONSIST OF:
Accumulation units	23,726,332	182,245,432	165,212,298	180,509,239	169,412,112	13,595,505
Contracts in payout (annuitization) period	69,439	30,266	8,046	207,107	205,804	8,996
NET ASSETS	$23,795,771	$182,275,698	$165,220,344	$180,716,346	$169,617,916	$13,604,501
Units Outstanding	2,151,095	13,472,666	14,377,073	9,943,416	10,343,826	1,392,191
Accumulation Unit Value	$10.64 - $11.46	$11.16 - $17.73	$10.64 - $12.25	$11.15 - $28.14	$9.24 - $23.99	$8.81 - $11.02
Cost of Investments	$21,910,535	$141,780,472	$151,652,694	$98,890,820	$150,094,716	$12,478,795

	Managed	Short Duration	Emerging		Developing	Dividend
	Bond	Bond	Markets Debt	Comstock	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$381,001,909	$341,984,018	$20,250,246	$197,823,174	$116,162,814	$360,629,349
Receivables:
Due from Pacific Life Insurance Company	281,765	—	—	—	—	—
Investments sold	—	512,227	6,326	166,511	17,230	131,998
Total Assets	381,283,674	342,496,245	20,256,572	197,989,685	116,180,044	360,761,347
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	512,547	7,165	162,539	14,951	130,267
Investments purchased	278,161	—	—	—	—	—
Total Liabilities	278,161	512,547	7,165	162,539	14,951	130,267
NET ASSETS	$381,005,513	$341,983,698	$20,249,407	$197,827,146	$116,165,093	$360,631,080
NET ASSETS CONSIST OF:
Accumulation units	380,542,890	341,914,124	20,235,515	197,762,858	115,973,387	360,447,955
Contracts in payout (annuitization) period	462,623	69,574	13,892	64,288	191,706	183,125
NET ASSETS	$381,005,513	$341,983,698	$20,249,407	$197,827,146	$116,165,093	$360,631,080
Units Outstanding	22,284,620	32,261,598	1,777,321	9,134,455	5,053,589	14,570,294
Accumulation Unit Value	$10.40 - $27.05	$9.72 - $12.92	$10.36 - $12.64	$12.17 - $27.69	$16.25 - $29.15	$14.07 - $32.64
Cost of Investments	$286,835,906	$305,246,218	$16,058,284	$65,189,944	$32,942,032	$114,059,415

See Notes to Financial Statements

	Variable Accounts
	Equity	Focused		Large-Cap	Large-Cap	Main Street
	Index	Growth	Growth	Growth	Value	Core
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,044,372,672	$176,508,708	$313,123,494	$213,261,019	$205,656,704	$293,455,423
Receivables:
Due from Pacific Life Insurance Company	—	—	—	24,840	—	—
Investments sold	350,542	5,928	279,101	—	69,952	119,852
Total Assets	1,044,723,214	176,514,636	313,402,595	213,285,859	205,726,656	293,575,275
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	351,000	5,446	280,208	—	67,265	117,605
Investments purchased	—	—	—	23,501	—	—
Total Liabilities	351,000	5,446	280,208	23,501	67,265	117,605
NET ASSETS	$1,044,372,214	$176,509,190	$313,122,387	$213,262,358	$205,659,391	$293,457,670
NET ASSETS CONSIST OF:
Accumulation units	1,044,106,606	176,443,261	312,821,923	213,023,520	205,512,791	292,933,998
Contracts in payout (annuitization) period	265,608	65,929	300,464	238,838	146,600	523,672
NET ASSETS	$1,044,372,214	$176,509,190	$313,122,387	$213,262,358	$205,659,391	$293,457,670
Units Outstanding	42,320,089	5,518,935	7,725,298	9,225,050	8,646,430	9,529,328
Accumulation Unit Value	$13.84 - $54.77	$16.29 - $63.28	$16.30 - $69.38	$15.72 - $36.37	$12.35 - $30.31	$14.38 - $42.88
Cost of Investments	$431,591,667	$27,266,293	$97,373,297	$59,082,085	$62,339,796	$77,409,843

	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Equity	Growth	Value	Equity	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$209,136,384	$258,254,045	$97,366,237	$54,430,916	$233,188,015	$114,478,223
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	118,553	—
Investments sold	207,995	50,479	35,668	40,227	—	45,468
Total Assets	209,344,379	258,304,524	97,401,905	54,471,143	233,306,568	114,523,691
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	205,901	48,253	35,109	40,525	—	43,576
Investments purchased	—	—	—	—	117,222	—
Total Liabilities	205,901	48,253	35,109	40,525	117,222	43,576
NET ASSETS	$209,138,478	$258,256,271	$97,366,796	$54,430,618	$233,189,346	$114,480,115
NET ASSETS CONSIST OF:
Accumulation units	208,961,198	258,072,461	97,253,694	54,413,825	233,110,594	114,335,450
Contracts in payout (annuitization) period	177,280	183,810	113,102	16,793	78,752	144,665
NET ASSETS	$209,138,478	$258,256,271	$97,366,796	$54,430,618	$233,189,346	$114,480,115
Units Outstanding	6,996,655	10,774,027	4,350,388	2,666,253	10,182,090	4,552,357
Accumulation Unit Value	$12.42 - $46.45	$16.07 - $30.93	$12.76 - $34.75	$11.94 - $34.42	$11.94 - $36.58	$10.87 - $52.16
Cost of Investments	$72,555,538	$62,272,966	$46,950,007	$22,690,853	$72,614,463	$44,559,233

See Notes to Financial Statements

	Variable Accounts
	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$42,827,335	$199,636,197	$264,093,720	$41,970,604	$114,594,584	$301,368,943
Receivables:
Due from Pacific Life Insurance Company	56,458	306,231	—	3,043	—	—
Investments sold	—	—	92,774	—	40,869	162,166
Total Assets	42,883,793	199,942,428	264,186,494	41,973,647	114,635,453	301,531,109
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	90,111	—	38,774	157,493
Investments purchased	57,748	304,137	—	1,676	—	—
Total Liabilities	57,748	304,137	90,111	1,676	38,774	157,493
NET ASSETS	$42,826,045	$199,638,291	$264,096,383	$41,971,971	$114,596,679	$301,373,616
NET ASSETS CONSIST OF:
Accumulation units	42,787,910	199,491,196	263,890,982	41,926,849	114,515,734	301,242,023
Contracts in payout (annuitization) period	38,135	147,095	205,401	45,122	80,945	131,593
NET ASSETS	$42,826,045	$199,638,291	$264,096,383	$41,971,971	$114,596,679	$301,373,616
Units Outstanding	2,407,374	8,977,104	15,285,757	3,062,801	9,225,209	7,808,345
Accumulation Unit Value	$13.28 - $19.02	$12.23 - $79.33	$12.81 - $29.23	$10.94 - $19.95	$7.56 - $14.66	$14.61 - $75.71
Cost of Investments	$29,972,097	$54,255,939	$104,567,611	$18,346,900	$65,361,826	$46,144,118

				Pacific	Pacific
				Dynamix -	Dynamix -	Pacific
	Real		Currency	Conservative	Moderate	Dynamix -
	Estate	Technology	Strategies	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$143,976,656	$142,235,399	$3,245,638	$504,881,238	$2,309,888,863	$744,886,278
Receivables:
Due from Pacific Life Insurance Company	—	—	1,968	—	—	214,830
Investments sold	139,103	64,986	—	92,393	86,840	—
Total Assets	144,115,759	142,300,385	3,247,606	504,973,631	2,309,975,703	745,101,108
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	136,383	64,862	—	91,710	84,688	—
Investments purchased	—	—	2,005	—	—	214,002
Total Liabilities	136,383	64,862	2,005	91,710	84,688	214,002
NET ASSETS	$143,979,376	$142,235,523	$3,245,601	$504,881,921	$2,309,891,015	$744,887,106
NET ASSETS CONSIST OF:
Accumulation units	143,798,312	142,218,486	3,245,601	504,760,797	2,309,675,894	744,695,604
Contracts in payout (annuitization) period	181,064	17,037	—	121,124	215,121	191,502
NET ASSETS	$143,979,376	$142,235,523	$3,245,601	$504,881,921	$2,309,891,015	$744,887,106
Units Outstanding	5,315,569	7,653,316	310,067	33,572,437	140,905,132	37,812,246
Accumulation Unit Value	$13.03 - $63.11	$11.79 - $24.32	$10.03 - $11.26	$11.45 - $20.24	$11.74 - $23.78	$12.28 - $27.81
Cost of Investments	$34,773,970	$53,828,233	$2,832,213	$345,142,320	$1,479,869,103	$422,277,754

See Notes to Financial Statements

	Variable Accounts
		Portfolio			Portfolio
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	PSF DFA
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	Balanced
	Conservative	Conservative	Moderate	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Class I	Class D
ASSETS
Investments in mutual funds, at value	$1,415,950,896	$2,202,271,815	$9,125,380,378	$7,818,842,692	$1,659,739,448	$223,633,018
Receivables:
Due from Pacific Life Insurance Company	200,011	—	—	—	—	99,590
Investments sold	—	859,458	2,619,977	3,100,507	352,363	—
Total Assets	1,416,150,907	2,203,131,273	9,128,000,355	7,821,943,199	1,660,091,811	223,732,608
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	849,994	2,610,058	3,092,260	346,739	—
Investments purchased	194,180	—	—	—	—	103,448
Total Liabilities	194,180	849,994	2,610,058	3,092,260	346,739	103,448
NET ASSETS	$1,415,956,727	$2,202,281,279	$9,125,390,297	$7,818,850,939	$1,659,745,072	$223,629,160
NET ASSETS CONSIST OF:
Accumulation units	1,415,497,891	2,200,864,729	9,120,898,122	7,815,921,257	1,658,579,713	223,571,599
Contracts in payout (annuitization) period	458,836	1,416,550	4,492,175	2,929,682	1,165,359	57,561
NET ASSETS	$1,415,956,727	$2,202,281,279	$9,125,390,297	$7,818,850,939	$1,659,745,072	$223,629,160
Units Outstanding	112,674,680	160,008,744	615,901,678	492,110,249	101,347,267	17,533,417
Accumulation Unit Value	$10.95 - $13.88	$11.32 - $15.15	$11.49 - $16.73	$13.04 - $18.44	$12.16 - $19.59	$11.71 - $13.18
Cost of Investments	$998,875,414	$1,406,422,939	$5,319,815,636	$4,172,296,021	$843,771,583	$192,066,830

		Invesco
	Invesco	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.	American
	Oppenheimer	V.I. International	Balanced-Risk	Equity and	Global	Century
	V.I. Global	Growth	Allocation	Income	Real Estate	VP Mid Cap Value
	Series II	Series II	Series II	Series II	Series II	Class II
ASSETS
Investments in mutual funds, at value	$21,392,554	$14,698,978	$320,441,597	$51,986,415	$9,562,455	$88,474,509
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	1,121	—
Investments sold	33,919	79,577	142,051	—	—	36,676
Total Assets	21,426,473	14,778,555	320,583,648	51,986,415	9,563,576	88,511,185
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	34,785	80,223	139,159	2,333	—	37,661
Investments purchased	—	—	—	303	1,676	—
Total Liabilities	34,785	80,223	139,159	2,636	1,676	37,661
NET ASSETS	$21,391,688	$14,698,332	$320,444,489	$51,983,779	$9,561,900	$88,473,524
NET ASSETS CONSIST OF:
Accumulation units	21,391,688	14,698,332	320,429,147	51,973,025	9,561,900	88,423,034
Contracts in payout (annuitization) period	—	—	15,342	10,754	—	50,490
NET ASSETS	$21,391,688	$14,698,332	$320,444,489	$51,983,779	$9,561,900	$88,473,524
Units Outstanding	1,488,720	1,226,707	20,202,936	3,947,659	810,384	4,696,915
Accumulation Unit Value	$13.62 - $15.53	$11.50 - $13.26	$11.02 - $22.01	$11.27 - $13.95	$11.35 - $13.30	$11.67 - $21.75
Cost of Investments	$19,869,010	$13,476,583	$310,113,750	$50,965,423	$8,744,207	$79,094,642

See Notes to Financial Statements

	Variable Accounts
		American Funds		American Funds
	American Funds	IS Blue Chip	American Funds	IS Capital	American Funds	American Funds
	IS Asset Allocation	Income and Growth	IS Bond	Income Builder	IS Global Balanced	IS Global Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$3,309,210,895	$126,422,150	$71,860,074	$110,013,993	$63,145,928	$16,046,160
Receivables:
Due from Pacific Life Insurance Company	382,445	8,653	75,838	37,162	6,026	32,398
Investments sold	—	—	—	—	—	—
Total Assets	3,309,593,340	126,430,803	71,935,912	110,051,155	63,151,954	16,078,558
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	384,152	12,736	78,747	39,900	7,369	33,077
Total Liabilities	384,152	12,736	78,747	39,900	7,369	33,077
NET ASSETS	$3,309,209,188	$126,418,067	$71,857,165	$110,011,255	$63,144,585	$16,045,481
NET ASSETS CONSIST OF:
Accumulation units	3,308,669,073	126,261,759	71,849,492	109,997,146	63,129,178	16,033,168
Contracts in payout (annuitization) period	540,115	156,308	7,673	14,109	15,407	12,313
NET ASSETS	$3,309,209,188	$126,418,067	$71,857,165	$110,011,255	$63,144,585	$16,045,481
Units Outstanding	243,250,672	8,965,013	6,600,411	9,363,187	4,799,248	1,477,082
Accumulation Unit Value	$12.14 - $14.71	$11.88 - $14.67	$10.48 - $11.20	$11.16 - $12.43	$12.68 - $13.55	$10.44 - $11.20
Cost of Investments	$2,961,498,807	$122,912,162	$69,811,587	$100,158,244	$57,499,152	$15,419,523

	American Funds		American Funds			American Funds
	IS Global Growth	American Funds	IS Global Small	American Funds	American Funds	IS High-Income
	and Income	IS Global Growth	Capitalization	IS Growth	IS Growth-Income	Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$44,899,953	$115,091,191	$26,085,836	$449,225,633	$388,582,560	$31,992,480
Receivables:
Due from Pacific Life Insurance Company	—	—	—	43,773	—	7,445
Investments sold	3,984	45,571	8,364	—	29,979	—
Total Assets	44,903,937	115,136,762	26,094,200	449,269,406	388,612,539	31,999,925
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	5,750	48,198	9,413	—	32,645	—
Investments purchased	—	—	—	48,473	—	8,868
Total Liabilities	5,750	48,198	9,413	48,473	32,645	8,868
NET ASSETS	$44,898,187	$115,088,564	$26,084,787	$449,220,933	$388,579,894	$31,991,057
NET ASSETS CONSIST OF:
Accumulation units	44,825,095	114,939,140	26,084,787	449,098,116	388,265,849	31,991,057
Contracts in payout (annuitization) period	73,092	149,424	—	122,817	314,045	—
NET ASSETS	$44,898,187	$115,088,564	$26,084,787	$449,220,933	$388,579,894	$31,991,057
Units Outstanding	3,022,917	6,719,991	1,840,128	25,959,828	24,612,458	2,603,736
Accumulation Unit Value	$13.28 - $15.30	$14.07 - $18.15	$13.12 - $14.64	$14.61 - $20.13	$13.58 - $17.63	$10.95 - $12.76
Cost of Investments	$40,326,881	$97,035,382	$23,380,834	$384,052,193	$353,842,305	$31,995,523

See Notes to Financial Statements

	Variable Accounts
					American Funds IS
		American Funds	American Funds		U.S. Government/	BlackRock
	American Funds	IS International	IS Managed Risk	American Funds IS	AAA-Rated	Capital
	IS International	Growth and Income	Asset Allocation	New World Fund	Securities	Appreciation
	Class 4	Class 4	Class P2	Class 4	Class 4	V.I. Class III
ASSETS
Investments in mutual funds, at value	$91,762,410	$55,510,776	$144,269,179	$57,616,801	$51,398,693	$37,522,884
Receivables:
Due from Pacific Life Insurance Company	—	—	157,777	570	38,964	—
Investments sold	4,419	7,846	—	—	—	31,636
Total Assets	91,766,829	55,518,622	144,426,956	57,617,371	51,437,657	37,554,520
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	7,941	10,113	—	—	—	30,780
Investments purchased	—	—	160,920	2,728	41,772	—
Total Liabilities	7,941	10,113	160,920	2,728	41,772	30,780
NET ASSETS	$91,758,888	$55,508,509	$144,266,036	$57,614,643	$51,395,885	$37,523,740
NET ASSETS CONSIST OF:
Accumulation units	91,758,888	55,505,107	144,241,449	57,602,524	51,395,885	37,485,488
Contracts in payout (annuitization) period	—	3,402	24,587	12,119	—	38,252
NET ASSETS	$91,758,888	$55,508,509	$144,266,036	$57,614,643	$51,395,885	$37,523,740
Units Outstanding	7,321,305	4,691,520	10,804,760	4,568,328	4,886,622	1,292,645
Accumulation Unit Value	$11.86 - $13.91	$11.08 - $13.71	$11.76 - $14.15	$11.97 - $14.31	$10.01 - $11.05	$24.32 - $32.85
Cost of Investments	$85,161,742	$49,387,317	$129,952,864	$47,951,265	$50,344,958	$37,494,701

	BlackRock	BlackRock			Fidelity VIP
	Global	60/40 Target	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP
	Allocation	Allocation	Contrafund	FundsManager 60%	Money Market	Strategic Income
	V.I. Class III	ETF V.I. Class I	Service Class 2	Service Class 2	Service Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$1,537,210,815	$60,651,579	$239,603,520	$309,354,590	$312,112,216	$79,195,807
Receivables:
Due from Pacific Life Insurance Company	—	46,041	—	80,286	596,852	25,601
Investments sold	511,724	—	42,317	—	—	—
Total Assets	1,537,722,539	60,697,620	239,645,837	309,434,876	312,709,068	79,221,408
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	503,322	—	45,337	—	—	—
Investments purchased	—	47,652	—	80,873	601,665	27,536
Total Liabilities	503,322	47,652	45,337	80,873	601,665	27,536
NET ASSETS	$1,537,219,217	$60,649,968	$239,600,500	$309,354,003	$312,107,403	$79,193,872
NET ASSETS CONSIST OF:
Accumulation units	1,537,177,481	60,649,968	239,594,415	309,259,920	311,574,330	79,193,872
Contracts in payout (annuitization) period	41,736	—	6,085	94,083	533,073	—
NET ASSETS	$1,537,219,217	$60,649,968	$239,600,500	$309,354,003	$312,107,403	$79,193,872
Units Outstanding	111,381,280	4,721,834	11,865,835	20,252,337	32,145,243	6,770,188
Accumulation Unit Value	$11.36 - $15.88	$12.26 - $13.45	$13.32 - $22.33	$12.07 - $17.16	$9.30 - $10.32	$10.89 - $12.34
Cost of Investments	$1,276,719,874	$55,364,694	$210,689,838	$319,604,244	$312,112,216	$77,975,772

See Notes to Financial Statements

	Variable Accounts
	First Trust	First Trust/Dow	First Trust
	Dorsey Wright	Jones Dividend &	Multi Income	Franklin	Franklin	Franklin
	Tactical Core	Income Allocation	Allocation	Allocation	Allocation	Income
	Class I	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2
ASSETS
Investments in mutual funds, at value	$37,029,082	$647,138,841	$16,215,075	$23,728,161	$266,683,730	$55,903,471
Receivables:
Due from Pacific Life Insurance Company	—	130,866	—	—	—	10,572
Investments sold	3,310	—	431	154	62,834	—
Total Assets	37,032,392	647,269,707	16,215,506	23,728,315	266,746,564	55,914,043
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	5,087	—	1,180	669	57,239	—
Investments purchased	—	132,157	—	—	—	13,343
Total Liabilities	5,087	132,157	1,180	669	57,239	13,343
NET ASSETS	$37,027,305	$647,137,550	$16,214,326	$23,727,646	$266,689,325	$55,900,700
NET ASSETS CONSIST OF:
Accumulation units	37,027,305	647,012,686	16,197,684	23,723,213	266,689,325	55,900,700
Contracts in payout (annuitization) period	—	124,864	16,642	4,433	—	—
NET ASSETS	$37,027,305	$647,137,550	$16,214,326	$23,727,646	$266,689,325	$55,900,700
Units Outstanding	2,969,833	39,723,807	1,339,559	1,342,099	18,217,777	4,714,785
Accumulation Unit Value	$11.99 - $13.19	$12.09 - $18.30	$10.97 - $12.75	$16.10 - $18.75	$12.22 - $17.33	$11.44 - $12.40
Cost of Investments	$32,677,876	$538,797,843	$14,698,644	$23,796,736	$233,237,061	$53,103,182

	Franklin	Franklin		Ivy		Janus
	Mutual Global	Rising	Templeton	VIP Asset	Ivy	Henderson
	Discovery	Dividends	Global Bond	Strategy	VIP Energy	Balanced
	VIP Class 2	VIP Class 2	VIP Class 2	Class II	Class II	Service Shares
ASSETS
Investments in mutual funds, at value	$206,821,984	$203,836,535	$91,723,346	$15,019,279	$15,846,371	$3,171,066,040
Receivables:
Due from Pacific Life Insurance Company	—	—	30,325	—	320,579	1,545,109
Investments sold	85,999	229,492	—	1,421	—	—
Total Assets	206,907,983	204,066,027	91,753,671	15,020,700	16,166,950	3,172,611,149
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	87,072	230,063	—	1,785	—	—
Investments purchased	—	—	31,877	—	321,566	1,551,354
Total Liabilities	87,072	230,063	31,877	1,785	321,566	1,551,354
NET ASSETS	$206,820,911	$203,835,964	$91,721,794	$15,018,915	$15,845,384	$3,171,059,795
NET ASSETS CONSIST OF:
Accumulation units	206,734,177	203,795,783	91,719,996	15,018,915	15,845,384	3,170,861,753
Contracts in payout (annuitization) period	86,734	40,181	1,798	—	—	198,042
NET ASSETS	$206,820,911	$203,835,964	$91,721,794	$15,018,915	$15,845,384	$3,171,059,795
Units Outstanding	12,150,356	10,256,753	9,186,153	1,352,169	2,985,245	185,974,655
Accumulation Unit Value	$12.16 - $20.35	$13.58 - $22.19	$9.28 - $12.67	$10.63 - $13.66	$5.13 - $5.78	$13.30 - $18.92
Cost of Investments	$215,615,399	$187,202,103	$92,929,611	$13,698,671	$17,435,414	$2,614,127,038

See Notes to Financial Statements

	Variable Accounts
	Janus	JPMorgan	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Henderson	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Flexible Bond	Core Bond	Global Allocation	Income Builder	Mid Cap Value	U.S. Equity
	Service Shares	Class 1	Class 2	Class 2	Class 1	Class 1
ASSETS
Investments in mutual funds, at value	$30,111,613	$185,695	$11,941,826	$12,640,589	$100,338	$19,926
Receivables:
Due from Pacific Life Insurance Company	13,126	11	—	—	—	—
Investments sold	—	7	230	—	4	1
Total Assets	30,124,739	185,713	11,942,056	12,640,589	100,342	19,927
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	755	686	2	1
Investments purchased	14,324	—	—	3	—	—
Total Liabilities	14,324	—	755	689	2	1
NET ASSETS	$30,110,415	$185,713	$11,941,301	$12,639,900	$100,340	$19,926
NET ASSETS CONSIST OF:
Accumulation units	30,097,977	185,520	11,941,301	12,639,900	100,340	19,926
Contracts in payout (annuitization) period	12,438	193	—	—	—	—
NET ASSETS	$30,110,415	$185,713	$11,941,301	$12,639,900	$100,340	$19,926
Units Outstanding	2,797,058	11,823	980,418	1,080,178	3,229	584
Accumulation Unit Value	$10.35 - $11.33	$15.24 - $15.72	$11.75 - $12.87	$11.27 - $12.26	$30.32 - $31.28	$34.10 - $34.10
Cost of Investments	$29,439,246	$172,611	$10,644,941	$11,524,600	$60,599	$6,892

				MFS
	ClearBridge	Lord Abbett		Massachusetts	MFS	MFS
	Variable	Bond	Lord Abbett	Investors	Total Return	Utilities
	Aggressive Growth -	Debenture	Total Return	Growth Stock -	Series -	Series -
	Class II	Class VC	Class VC	Service Class	Service Class	Service Class
ASSETS
Investments in mutual funds, at value	$11,024,409	$121,164,983	$295,798,777	$79,615,386	$428,358,322	$59,834,302
Receivables:
Due from Pacific Life Insurance Company	—	47,484	267,932	—	—	—
Investments sold	3,718	—	—	66,220	269,883	1,012
Total Assets	11,028,127	121,212,467	296,066,709	79,681,606	428,628,205	59,835,314
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	4,190	—	—	65,815	271,040	2,517
Investments purchased	—	49,531	268,684	—	—	—
Total Liabilities	4,190	49,531	268,684	65,815	271,040	2,517
NET ASSETS	$11,023,937	$121,162,936	$295,798,025	$79,615,791	$428,357,165	$59,832,797
NET ASSETS CONSIST OF:
Accumulation units	11,023,937	121,129,288	295,714,038	79,568,194	428,251,119	59,816,752
Contracts in payout (annuitization) period	—	33,648	83,987	47,597	106,046	16,045
NET ASSETS	$11,023,937	$121,162,936	$295,798,025	$79,615,791	$428,357,165	$59,832,797
Units Outstanding	877,736	9,128,556	24,454,607	4,417,128	26,668,585	3,834,815
Accumulation Unit Value	$11.82 - $13.21	$11.11 - $14.34	$10.57 - $13.61	$17.43 - $18.07	$11.77 - $18.21	$14.41 - $17.65
Cost of Investments	$10,141,259	$119,662,850	$289,723,092	$61,022,556	$382,452,179	$47,605,869

See Notes to Financial Statements

	Variable Accounts
				PIMCO
	MFS	Neuberger Berman	PIMCO	Commodity-
	Value	U.S. Equity Index	All Asset All	RealReturn		SP International
	Series -	PutWrite Strategy	Authority -	Strategy -	Jennison	Growth
	Service Class	Class S	Advisor Class	Advisor Class	Class II	Class II
ASSETS
Investments in mutual funds, at value	$84,221,057	$1,452,234	$2,321,159	$7,605,496	$80,122	$53,524
Receivables:
Due from Pacific Life Insurance Company	—	—	31	—	—	—
Investments sold	41,713	52	—	3,871	26	2
Total Assets	84,262,770	1,452,286	2,321,190	7,609,367	80,148	53,526
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	41,235	119	—	4,338	55	35
Investments purchased	—	—	181	—	—	—
Total Liabilities	41,235	119	181	4,338	55	35
NET ASSETS	$84,221,535	$1,452,167	$2,321,009	$7,605,029	$80,093	$53,491
NET ASSETS CONSIST OF:
Accumulation units	84,217,344	1,452,167	2,321,009	7,605,029	80,093	53,491
Contracts in payout (annuitization) period	4,191	—	—	—	—	—
NET ASSETS	$84,221,535	$1,452,167	$2,321,009	$7,605,029	$80,093	$53,491
Units Outstanding	3,365,420	137,355	241,298	1,378,881	2,267	2,538
Accumulation Unit Value	$22.90 - $28.65	$10.36 - $11.38	$9.32 - $10.12	$5.01 - $9.73	$34.46 - $35.74	$20.47 - $21.88
Cost of Investments	$66,040,628	$1,342,766	$2,199,687	$7,977,756	$12,383	$21,233

	SP Prudential
	U.S. Emerging			Schwab		State Street
	Growth	Value	Schwab	VIT Balanced	Schwab	Total Return
	Class II	Class II	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3
ASSETS
Investments in mutual funds, at value	$81,967	$86,448	$64,871,729	$145,984,218	$152,169,574	$406,017,888
Receivables:
Due from Pacific Life Insurance Company	—	—	882	—	—	—
Investments sold	19	4	—	450,335	16,551	77,211
Total Assets	81,986	86,452	64,872,611	146,434,553	152,186,125	406,095,099
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	25	113	—	451,081	16,671	74,522
Investments purchased	—	—	1,139	—	—	—
Total Liabilities	25	113	1,139	451,081	16,671	74,522
NET ASSETS	$81,961	$86,339	$64,871,472	$145,983,472	$152,169,454	$406,020,577
NET ASSETS CONSIST OF:
Accumulation units	81,961	86,339	64,871,472	145,983,472	152,169,454	406,020,577
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$81,961	$86,339	$64,871,472	$145,983,472	$152,169,454	$406,020,577
Units Outstanding	2,188	3,503	4,795,185	9,832,786	9,197,186	23,459,047
Accumulation Unit Value	$37.32 - $39.79	$23.64 - $25.21	$11.89 - $13.57	$12.61 - $15.05	$13.26 - $16.66	$11.44 - $22.63
Cost of Investments	$26,471	$30,592	$54,771,418	$116,553,319	$114,287,897	$388,022,129

See Notes to Financial Statements

Variable Account
VanEck VIP
Global Hard Assets
Class S
ASSETS
Investments in mutual funds, at value	$14,683,721
Receivables:
Due from Pacific Life Insurance Company	754
Investments sold	—
Total Assets	14,684,475
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—
Investments purchased	1,255
Total Liabilities	1,255
NET ASSETS	$14,683,220
NET ASSETS CONSIST OF:
Accumulation units	14,682,812
Contracts in payout (annuitization) period	408
NET ASSETS	$14,683,220
Units Outstanding	2,395,794
Accumulation Unit Value	$5.63 - $7.54
Cost of Investments	$14,008,580

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Inflation
	Income	Bond	Rate Income	Bond	Managed	Strategy
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	156,119	1,727,719	1,733,783	2,068,950	2,172,841	156,401
Administrative fees	34,690	336,023	333,453	341,071	330,993	28,974
Total Expenses	190,809	2,063,742	2,067,236	2,410,021	2,503,834	185,375
Net Investment Income (Loss)	(190,809)	(2,063,742)	(2,067,236)	(2,410,021)	(2,503,834)	(185,375)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(5,277)	54,331	583,845	1,471,199	1,467,230	97,206
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(5,277)	54,331	583,845	1,471,199	1,467,230	97,206
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,555,509	19,372,762	8,701,294	20,584,909	13,063,207	977,244
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,359,423	$17,363,351	$7,217,903	$19,646,087	$12,026,603	$889,075

	Managed	Short Duration	Emerging		Developing	Dividend
	Bond	Bond	Markets Debt	Comstock	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	4,399,269	2,775,703	214,663	1,719,431	1,262,711	3,297,157
Administrative fees	703,353	582,788	41,653	325,571	217,385	601,452
Total Expenses	5,102,622	3,358,491	256,316	2,045,002	1,480,096	3,898,609
Net Investment Income (Loss)	(5,102,622)	(3,358,491)	(256,316)	(2,045,002)	(1,480,096)	(3,898,609)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,637,018	221,565	28,296	7,216,886	7,477,502	2,668,086
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	3,637,018	221,565	28,296	7,216,886	7,477,502	2,668,086
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	26,853,595	13,127,141	1,746,773	34,265,874	23,832,961	80,970,395
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,387,991	$9,990,215	$1,518,753	$39,437,758	$29,830,367	$79,739,872

	Equity	Focused		Large-Cap	Large-Cap	Main Street
	Index	Growth	Growth	Growth	Value	Core
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	9,567,026	1,900,656	3,342,817	2,292,786	2,314,623	3,418,106
Administrative fees	1,895,633	319,410	504,128	392,178	377,492	496,883
Total Expenses	11,462,659	2,220,066	3,846,945	2,684,964	2,692,115	3,914,989
Net Investment Income (Loss)	(11,462,659)	(2,220,066)	(3,846,945)	(2,684,964)	(2,692,115)	(3,914,989)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(240,812)	2,496,451	9,533,318	641,102	12,191,025	23,666,566
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(240,812)	2,496,451	9,533,318	641,102	12,191,025	23,666,566
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	243,802,103	44,242,603	79,246,201	52,039,834	36,020,545	53,673,036
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$232,098,632	$44,518,988	$84,932,574	$49,995,972	$45,519,455	$73,424,613

See Notes to Financial Statements

	Variable Accounts
	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Equity	Growth	Value	Equity	Index	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	2,483,633	2,576,085	968,002	548,981	2,438,816	1,272,866
Administrative fees	388,022	452,111	180,990	103,100	423,650	219,504
Total Expenses	2,871,655	3,028,196	1,148,992	652,081	2,862,466	1,492,370
Net Investment Income (Loss)	(2,871,655)	(3,028,196)	(1,148,992)	(652,081)	(2,862,466)	(1,492,370)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	10,849,012	10,715,391	1,842,064	122,425	264,297	3,686,211
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	10,849,012	10,715,391	1,842,064	122,425	264,297	3,686,211
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	27,593,568	64,095,735	21,086,017	10,618,712	46,361,481	18,413,975
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,570,925	$71,782,930	$21,779,089	$10,089,056	$43,763,312	$20,607,816

	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	342,539	2,153,146	2,568,041	453,673	1,269,622	3,363,834
Administrative fees	73,586	368,617	455,142	83,045	203,566	575,752
Total Expenses	416,125	2,521,763	3,023,183	536,718	1,473,188	3,939,586
Net Investment Income (Loss)	(416,125)	(2,521,763)	(3,023,183)	(536,718)	(1,473,188)	(3,939,586)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(63,403)	15,896,897	15,809,517	953,807	2,060,677	24,164,649
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(63,403)	15,896,897	15,809,517	953,807	2,060,677	24,164,649
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	8,512,730	27,538,087	46,172,447	6,306,416	14,799,053	40,966,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,033,202	$40,913,221	$58,958,781	$6,723,505	$15,386,542	$61,191,331

				Pacific	Pacific
				Dynamix -	Dynamix -	Pacific
	Real		Currency	Conservative	Moderate	Dynamix -
	Estate	Technology	Strategies	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	1,680,844	1,528,857	37,822	5,046,297	22,585,215	7,451,803
Administrative fees	270,403	265,040	6,863	973,992	4,577,611	1,376,982
Total Expenses	1,951,247	1,793,897	44,685	6,020,289	27,162,826	8,828,785
Net Investment Income (Loss)	(1,951,247)	(1,793,897)	(44,685)	(6,020,289)	(27,162,826)	(8,828,785)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	9,884,493	1,533,277	13,900	4,667,388	17,781,181	7,345,065
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	9,884,493	1,533,277	13,900	4,667,388	17,781,181	7,345,065
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	26,656,251	37,251,259	621	64,271,206	360,980,324	131,820,118
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,589,497	$36,990,639	$(30,164)	$62,918,305	$351,598,679	$130,336,398

See Notes to Financial Statements

	Variable Accounts
		Portfolio			Portfolio
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	PSF DFA
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	Balanced
	Conservative	Conservative	Moderate	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Class I	Class D
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	17,960,345	27,726,193	116,074,429	102,944,302	21,891,815	1,878,715
Administrative fees	2,742,060	4,261,734	17,696,317	15,176,671	3,253,989	429,092
Total Expenses	20,702,405	31,987,927	133,770,746	118,120,973	25,145,804	2,307,807
Net Investment Income (Loss)	(20,702,405)	(31,987,927)	(133,770,746)	(118,120,973)	(25,145,804)	(2,307,807)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	33,691,285	103,989,134	521,997,856	494,733,593	120,793,208	(124,000)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	33,691,285	103,989,134	521,997,856	494,733,593	120,793,208	(124,000)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	129,103,971	213,987,670	1,033,973,745	1,027,863,008	230,365,454	32,783,837
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$142,092,851	$285,988,877	$1,422,200,855	$1,404,475,628	$326,012,858	$30,352,030

		Invesco
	Invesco	Oppenheimer	Invesco V.I.	Invesco V.I.	Invesco V.I.	American
	Oppenheimer	V.I. International	Balanced-Risk	Equity and	Global	Century
	V.I. Global	Growth	Allocation	Income	Real Estate	VP Mid Cap Value
	Series II	Series II	Series II	Series II	Series II	Class II
INVESTMENT INCOME
Dividends	$122,237	$95,111	$—	$1,136,052	$293,729	$1,524,254
EXPENSES
Mortality and expense risk	196,662	127,970	3,806,953	432,839	83,573	823,438
Administrative fees	42,728	28,637	673,498	92,570	17,362	169,789
Total Expenses	239,390	156,607	4,480,451	525,409	100,935	993,227
Net Investment Income (Loss)	(117,153)	(61,496)	(4,480,451)	610,643	192,794	531,027
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(478,365)	(331,078)	(5,911,698)	(352,053)	(14,677)	(914,872)
Capital gain distributions	2,760,543	657,577	—	3,540,952	10,066	8,276,950
Realized Gain (Loss) on Investments	2,282,178	326,499	(5,911,698)	3,188,899	(4,611)	7,362,078
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,614,115	2,807,889	51,005,588	4,240,682	1,229,712	11,064,586
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,779,140	$3,072,892	$40,613,439	$8,040,224	$1,417,895	$18,957,691

		American Funds		American Funds
	American Funds	IS Blue Chip	American Funds	IS Capital	American Funds	American Funds
	IS Asset Allocation	Income and Growth	IS Bond	Income Builder	IS Global Balanced	IS Global Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$53,386,244	$2,188,372	$1,624,884	$2,647,438	$638,946	$209,912
EXPENSES
Mortality and expense risk	33,705,490	995,861	500,969	908,010	494,925	125,867
Administrative fees	6,524,193	218,416	109,143	190,911	113,820	28,238
Total Expenses	40,229,683	1,214,277	610,112	1,098,921	608,745	154,105
Net Investment Income (Loss)	13,156,561	974,095	1,014,772	1,548,517	30,201	55,807
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(5,065,162)	(1,290,233)	(146,598)	(119,521)	(94,852)	(34,570)
Capital gain distributions	157,578,253	8,251,974	—	—	1,667,977	—
Realized Gain (Loss) on Investments	152,513,091	6,961,741	(146,598)	(119,521)	1,573,125	(34,570)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	373,417,930	10,995,656	3,250,086	13,288,392	7,864,830	846,823
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$539,087,582	$18,931,492	$4,118,260	$14,717,388	$9,468,156	$868,060

See Notes to Financial Statements

	Variable Accounts
	American Funds		American Funds			American Funds
	IS Global Growth	American Funds	IS Global Small	American Funds	American Funds	IS High-Income
	and Income	IS Global Growth	Capitalization	IS Growth	IS Growth-Income	Bond
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$704,759	$972,518	$1,765	$2,302,408	$5,405,839	$1,699,795
EXPENSES
Mortality and expense risk	319,410	910,565	179,344	4,303,954	3,842,180	256,884
Administrative fees	73,616	202,657	40,949	829,045	722,603	56,957
Total Expenses	393,026	1,113,222	220,293	5,132,999	4,564,783	313,841
Net Investment Income (Loss)	311,733	(140,704)	(218,528)	(2,830,591)	841,056	1,385,954
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(406,539)	(577,636)	(190,773)	(1,914,953)	(691,237)	(135,695)
Capital gain distributions	1,845,560	5,364,434	1,327,340	42,609,083	36,582,328	—
Realized Gain (Loss) on Investments	1,439,021	4,786,798	1,136,567	40,694,130	35,891,091	(135,695)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	7,343,445	22,669,694	4,376,435	62,883,172	40,692,360	1,275,590
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,094,199	$27,315,788	$5,294,474	$100,746,711	$77,424,507	$2,525,849

					American Funds IS
		American Funds	American Funds		U.S. Government/	BlackRock
	American Funds	IS International	IS Managed Risk	American Funds IS	AAA-Rated	Capital
	IS International	Growth and Income	Asset Allocation	New World Fund	Securities	Appreciation
	Class 4	Class 4	Class P2	Class 4	Class 4	V.I. Class III
INVESTMENT INCOME
Dividends	$1,086,947	$1,196,003	$2,951,638	$397,525	$983,447	$—
EXPENSES
Mortality and expense risk	696,013	449,359	1,397,892	488,007	471,373	247,433
Administrative fees	154,169	99,985	287,591	104,346	101,177	54,780
Total Expenses	850,182	549,344	1,685,483	592,353	572,550	302,213
Net Investment Income (Loss)	236,765	646,659	1,266,155	(194,828)	410,897	(302,213)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,061,169)	(220,066)	(382,899)	(173,235)	(225,983)	(250,329)
Capital gain distributions	2,110,241	563,178	5,416,376	1,885,894	—	6,331,961
Realized Gain (Loss) on Investments	1,049,072	343,112	5,033,477	1,712,659	(225,983)	6,081,632
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	13,106,527	8,384,402	13,197,011	10,526,925	1,591,271	3,867,661
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,392,364	$9,374,173	$19,496,643	$12,044,756	$1,776,185	$9,647,080

	BlackRock	BlackRock			Fidelity VIP
	Global	60/40 Target	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP
	Allocation	Allocation	Contrafund	FundsManager 60%	Money Market	Strategic Income
	V.I. Class III	ETF V.I. Class I	Service Class 2	Service Class 2	Service Class	Service Class 2
INVESTMENT INCOME
Dividends	$18,897,072	$1,136,015	$476,014	$3,964,730	$5,606,313	$2,394,257
EXPENSES
Mortality and expense risk	17,970,928	342,318	2,187,257	3,020,446	3,267,055	669,079
Administrative fees	3,136,146	72,920	460,547	607,473	582,578	151,043
Total Expenses	21,107,074	415,238	2,647,804	3,627,919	3,849,633	820,122
Net Investment Income (Loss)	(2,210,002)	720,777	(2,171,790)	336,811	1,756,680	1,574,135
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	12,483,703	(44,959)	(1,808,188)	(6,408,589)	—	(120,232)
Capital gain distributions	59,722,384	533,020	24,126,383	43,298,955	—	566,885
Realized Gain (Loss) on Investments	72,206,087	488,061	22,318,195	36,890,366	—	446,653
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	165,807,784	4,668,982	34,270,187	10,532,834	—	3,746,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$235,803,869	$5,877,820	$54,416,592	$47,760,011	$1,756,680	$5,767,783

See Notes to Financial Statements

	Variable Accounts
	First Trust	First Trust/Dow	First Trust
	Dorsey Wright	Jones Dividend &	Multi Income	Franklin	Franklin	Franklin
	Tactical Core	Income Allocation	Allocation	Allocation	Allocation	Income
	Class I	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2
INVESTMENT INCOME
Dividends	$224,777	$9,623,102	$369,043	$784,112	$8,808,650	$2,565,156
EXPENSES
Mortality and expense risk	361,924	6,806,541	150,433	150,239	3,283,759	491,920
Administrative fees	78,820	1,277,251	34,421	33,159	532,947	101,192
Total Expenses	440,744	8,083,792	184,854	183,398	3,816,706	593,112
Net Investment Income (Loss)	(215,967)	1,539,310	184,189	600,714	4,991,944	1,972,044
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(242,757)	(209,645)	(7,716)	(165,017)	495,365	(211,219)
Capital gain distributions	548,492	22,624,911	8,609	1,445,558	16,946,236	775,285
Realized Gain (Loss) on Investments	305,735	22,415,266	893	1,280,541	17,441,601	564,066
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,623,352	79,283,953	1,821,041	1,863,763	21,000,529	3,627,802
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,713,120	$103,238,529	$2,006,123	$3,745,018	$43,434,074	$6,163,912

	Franklin	Franklin		Ivy		Janus
	Mutual Global	Rising	Templeton	VIP Asset	Ivy	Henderson
	Discovery	Dividends	Global Bond	Strategy	VIP Energy	Balanced
	VIP Class 2	VIP Class 2	VIP Class 2	Class II	Class II	Service Shares
INVESTMENT INCOME
Dividends	$3,226,033	$2,231,658	$6,690,855	$306,972	$—	$45,032,997
EXPENSES
Mortality and expense risk	1,667,844	1,803,392	926,485	154,375	183,043	28,248,882
Administrative fees	352,729	372,997	198,297	32,195	33,048	5,823,139
Total Expenses	2,020,573	2,176,389	1,124,782	186,570	216,091	34,072,021
Net Investment Income (Loss)	1,205,460	55,269	5,566,073	120,402	(216,091)	10,960,976
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(5,402,853)	(551,318)	(929,142)	(51,015)	(2,541,349)	(1,686,125)
Capital gain distributions	20,265,168	27,674,872	—	585,905	—	66,563,443
Realized Gain (Loss) on Investments	14,862,315	27,123,554	(929,142)	534,890	(2,541,349)	64,877,318
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	25,453,640	15,855,265	(3,897,790)	2,027,681	3,054,832	408,544,371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,521,415	$43,034,088	$739,141	$2,682,973	$297,392	$484,382,665

	Janus	JPMorgan	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Henderson	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Flexible Bond	Core Bond	Global Allocation	Income Builder	Mid Cap Value	U.S. Equity
	Service Shares	Class 1	Class 2	Class 2	Class 1	Class 1
INVESTMENT INCOME
Dividends	$784,346	$4,560	$228,352	$327,305	$1,535	$154
EXPENSES
Mortality and expense risk	291,966	2,287	97,849	106,524	1,230	224
Administrative fees	60,049	274	21,807	22,044	143	27
Total Expenses	352,015	2,561	119,656	128,568	1,373	251
Net Investment Income (Loss)	432,331	1,999	108,696	198,737	162	(97)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(84,740)	97	(13,115)	(4,874)	122	4
Capital gain distributions	—	—	—	27,548	6,372	1,258
Realized Gain (Loss) on Investments	(84,740)	97	(13,115)	22,674	6,494	1,262
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,673,925	9,563	1,512,370	1,034,612	13,966	3,458
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,021,516	$11,659	$1,607,951	$1,256,023	$20,622	$4,623

See Notes to Financial Statements

	Variable Accounts
				MFS
	ClearBridge	Lord Abbett		Massachusetts	MFS	MFS
	Variable	Bond	Lord Abbett	Investors	Total Return	Utilities
	Aggressive Growth -	Debenture	Total Return	Growth Stock -	Series -	Series -
	Class II	Class VC	Class VC	Service Class	Service Class	Service Class
INVESTMENT INCOME
Dividends	$72,476	$4,590,829	$7,703,386	$253,896	$8,646,273	$2,053,905
EXPENSES
Mortality and expense risk	81,274	1,016,022	2,027,428	488,747	4,264,936	565,264
Administrative fees	18,244	211,620	461,938	112,972	832,335	113,387
Total Expenses	99,518	1,227,642	2,489,366	601,719	5,097,271	678,651
Net Investment Income (Loss)	(27,042)	3,363,187	5,214,020	(347,823)	3,549,002	1,375,254
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(66,888)	(417,554)	(691,173)	1,428,851	(55,065)	26,338
Capital gain distributions	179,030	—	—	5,861,637	11,054,533	162,683
Realized Gain (Loss) on Investments	112,142	(417,554)	(691,173)	7,290,488	10,999,468	189,021
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,723,730	8,494,694	16,493,506	17,383,828	53,696,427	9,208,697
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,808,830	$11,440,327	$21,016,353	$24,326,493	$68,244,897	$10,772,972

				PIMCO
	MFS	Neuberger Berman	PIMCO	Commodity-
	Value	U.S. Equity Index	All Asset All	RealReturn		SP International
	Series -	PutWrite Strategy	Authority -	Strategy -	Jennison	Growth
	Service Class	Class S	Advisor Class	Advisor Class	Class II	Class II
INVESTMENT INCOME
Dividends	$1,520,240	$1,879	$65,849	$313,192	$—	$—
EXPENSES
Mortality and expense risk	543,103	12,354	28,555	77,060	949	726
Administrative fees	120,581	2,575	5,889	15,123	108	76
Total Expenses	663,684	14,929	34,444	92,183	1,057	802
Net Investment Income (Loss)	856,556	(13,050)	31,405	221,009	(1,057)	(802)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	184,301	(8,081)	11,140	(295,444)	955	2,417
Capital gain distributions	3,652,813	—	—	—	—	—
Realized Gain (Loss) on Investments	3,837,114	(8,081)	11,140	(295,444)	955	2,417
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	15,182,923	165,711	94,303	745,601	19,023	11,284
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,876,593	$144,580	$136,848	$671,166	$18,921	$12,899

	SP Prudential
	U.S. Emerging			Schwab		State Street
	Growth	Value	Schwab	VIT Balanced	Schwab	Total Return
	Class II	Class II	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3
INVESTMENT INCOME
Dividends	$—	$—	$1,111,722	$2,557,679	$2,559,151	$8,316,729
EXPENSES
Mortality and expense risk	1,575	1,551	227,886	517,212	519,967	4,515,509
Administrative fees	153	167	159,658	344,490	362,644	765,280
Total Expenses	1,728	1,718	387,544	861,702	882,611	5,280,789
Net Investment Income (Loss)	(1,728)	(1,718)	724,178	1,695,977	1,676,540	3,035,940
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	24,091	26,285	128,781	97,338	363,003	(9,383,865)
Capital gain distributions	—	—	107,505	767,700	762,461	—
Realized Gain (Loss) on Investments	24,091	26,285	236,286	865,038	1,125,464	(9,383,865)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,283	(2,604)	7,040,030	19,147,259	23,408,912	60,704,877
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,646	$21,963	$8,000,494	$21,708,274	$26,210,916	$54,356,952

See Notes to Financial Statements

Variable Account
VanEck VIP
Global Hard Assets
Class S
INVESTMENT INCOME
Dividends	$—
EXPENSES
Mortality and expense risk	140,568
Administrative fees	29,323
Total Expenses	169,891
Net Investment Income (Loss)	(169,891)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(482,607)
Capital gain distributions	—
Realized Gain (Loss) on Investments	(482,607)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,989,300
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,336,802

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(190,809)	$(121,747)	$(2,063,742)	$(1,869,811)	$(2,067,236)	$(737,571)
Realized gain (loss) on investments	(5,277)	(28,798)	54,331	(107,930)	583,845	(78,394)
Change in net unrealized appreciation (depreciation) on investments	1,555,509	(167,836)	19,372,762	(1,849,142)	8,701,294	(400,325)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,359,423	(318,381)	17,363,351	(3,826,883)	7,217,903	(1,216,290)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,439,697	2,477,723	18,928,934	17,217,718	11,084,692	10,042,474
Transfers between variable and fixed accounts, net	6,388,646	1,302,999	20,899,819	1,809,230	113,900,370	20,693,741
Contract benefits and terminations	(1,969,740)	(1,336,626)	(19,770,841)	(16,310,663)	(31,661,000)	(10,012,801)
Contract charges and deductions	(3,637)	(2,798)	(266,799)	(261,260)	(204,370)	(24,230)
Adjustments to net assets allocated to contracts in payout (annuitization) period	301	(1,825)	217	(709)	—	—
Other	(642)	(112)	6,079	(6,527)	(8,931)	(1,142)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	10,854,625	2,439,361	19,797,409	2,447,789	93,110,761	20,698,042
NET INCREASE (DECREASE) IN NET ASSETS	12,214,048	2,120,980	37,160,760	(1,379,094)	100,328,664	19,481,752
NET ASSETS
Beginning of Year	11,581,723	9,460,743	145,114,938	146,494,032	64,891,680	45,409,928
End of Year	$23,795,771	$11,581,723	$182,275,698	$145,114,938	$165,220,344	$64,891,680

	High Yield Bond		Inflation Managed		Inflation Strategy
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,410,021)	$(2,508,093)	$(2,503,834)	$(2,769,111)	$(185,375)	$(203,145)
Realized gain (loss) on investments	1,471,199	8,540,632	1,467,230	543,077	97,206	(6,890)
Change in net unrealized appreciation (depreciation) on investments	20,584,909	(13,952,500)	13,063,207	(4,751,778)	977,244	(218,752)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,646,087	(7,919,961)	12,026,603	(6,977,812)	889,075	(428,787)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,341,681	8,221,411	4,859,261	6,238,880	654,148	1,037,773
Transfers between variable and fixed accounts, net	19,450,611	(5,262,029)	1,335,857	3,470,169	252,138	1,204,080
Contract benefits and terminations	(24,199,642)	(22,847,796)	(24,813,499)	(29,897,686)	(2,626,169)	(2,015,249)
Contract charges and deductions	(371,049)	(404,077)	(292,041)	(321,326)	(34,844)	(37,660)
Adjustments to net assets allocated to contracts in payout (annuitization) period	800	(2,359)	(4,435)	(86,543)	44	—
Other	8,884	15,883	5,932	(8,537)	(23)	(93)
Net Increase (Decrease) in Net Assets
Derived from Contract Owner Transactions	4,231,285	(20,278,967)	(18,908,925)	(20,605,043)	(1,754,706)	188,851
NET INCREASE (DECREASE) IN NET ASSETS	23,877,372	(28,198,928)	(6,882,322)	(27,582,855)	(865,631)	(239,936)
NET ASSETS
Beginning of Year	156,838,974	185,037,902	176,500,238	204,083,093	14,470,132	14,710,068
End of Year	$180,716,346	$156,838,974	$169,617,916	$176,500,238	$13,604,501	$14,470,132

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Managed Bond		Short Duration Bond		Emerging Markets Debt
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,102,622)	$(5,329,713)	$(3,358,491)	$(3,303,888)	$(256,316)	$(277,981)
Realized gain (loss) on investments	3,637,018	6,085,724	221,565	80,588	28,296	(116,086)
Change in net unrealized appreciation (depreciation) on investments	26,853,595	(8,838,521)	13,127,141	3,465,660	1,746,773	(1,091,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,387,991	(8,082,510)	9,990,215	242,360	1,518,753	(1,485,747)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	23,770,674	22,428,815	23,233,460	16,852,742	1,657,819	1,822,292
Transfers between variable and fixed accounts, net	25,676,259	5,065,881	47,546,301	14,998,351	643,405	(1,744,898)
Contract benefits and terminations	(58,085,640)	(56,416,438)	(48,603,857)	(38,582,644)	(2,488,217)	(2,428,114)
Contract charges and deductions	(596,304)	(633,345)	(1,687,238)	(1,791,157)	(34,850)	(37,547)
Adjustments to net assets allocated to contracts in payout (annuitization) period	2,588	(11,157)	171	(1,159)	—	—
Other	(1,842)	(27,318)	(60)	(373)	581	648
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(9,234,265)	(29,593,562)	20,488,777	(8,524,240)	(221,262)	(2,387,619)
NET INCREASE (DECREASE) IN NET ASSETS	16,153,726	(37,676,072)	30,478,992	(8,281,880)	1,297,491	(3,873,366)
NET ASSETS
Beginning of Year	364,851,787	402,527,859	311,504,706	319,786,586	18,951,916	22,825,282
End of Year	$381,005,513	$364,851,787	$341,983,698	$311,504,706	$20,249,407	$18,951,916

	Comstock		Developing Growth		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,045,002)	$(2,224,707)	$(1,480,096)	$(1,361,108)	$(3,898,609)	$(3,686,669)
Realized gain (loss) on investments	7,216,886	6,032,840	7,477,502	2,795,460	2,668,086	7,872,122
Change in net unrealized appreciation (depreciation) on investments	34,265,874	(29,955,964)	23,832,961	1,857,247	80,970,395	(10,759,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,437,758	(26,147,831)	29,830,367	3,291,599	79,739,872	(6,573,936)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,095,930	7,519,923	7,110,205	4,857,679	31,648,006	19,476,709
Transfers between variable and fixed accounts, net	(941,803)	(643,421)	(6,644,010)	5,525,026	8,259,725	(6,098,324)
Contract benefits and terminations	(17,526,465)	(16,774,224)	(12,380,980)	(11,424,752)	(32,601,544)	(30,460,101)
Contract charges and deductions	(937,714)	(1,001,789)	(388,814)	(397,772)	(834,503)	(848,646)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(960)	4,731	1,083	4,637	(2,359)	713
Other	1,729	(2,307)	(1,471)	(2,484)	(1,345)	18,490
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(14,309,283)	(10,897,087)	(12,303,987)	(1,437,666)	6,467,980	(17,911,159)
NET INCREASE (DECREASE) IN NET ASSETS	25,128,475	(37,044,918)	17,526,380	1,853,933	86,207,852	(24,485,095)
NET ASSETS
Beginning of Year	172,698,671	209,743,589	98,638,713	96,784,780	274,423,228	298,908,323
End of Year	$197,827,146	$172,698,671	$116,165,093	$98,638,713	$360,631,080	$274,423,228

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,462,659)	$(10,496,145)	$(2,220,066)	$(2,038,219)	$(3,846,945)	$(3,614,154)
Realized gain (loss) on investments	(240,812)	(1,558,090)	2,496,451	669,663	9,533,318	5,815,717
Change in net unrealized appreciation (depreciation) on investments	243,802,103	(37,762,356)	44,242,603	5,586,820	79,246,201	518,898
Net Increase (Decrease) in Net Assets Resulting from Operations	232,098,632	(49,816,591)	44,518,988	4,218,264	84,932,574	2,720,461
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	124,761,214	127,539,155	12,684,512	10,514,022	17,001,151	17,194,662
Transfers between variable and fixed accounts, net	9,344,455	(2,468,564)	4,327,227	4,243,093	1,656,258	3,879,629
Contract benefits and terminations	(91,335,715)	(79,271,813)	(17,454,296)	(15,768,856)	(28,496,179)	(27,041,873)
Contract charges and deductions	(529,797)	(495,742)	(175,009)	(175,938)	(307,184)	(272,429)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,303)	8,868	(89)	1,669	27	15,240
Other	26,673	(29,921)	4,225	(6,762)	9,400	36,060
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	42,265,527	45,281,983	(613,430)	(1,192,772)	(10,136,527)	(6,188,711)
NET INCREASE (DECREASE) IN NET ASSETS	274,364,159	(4,534,608)	43,905,558	3,025,492	74,796,047	(3,468,250)
NET ASSETS
Beginning of Year	770,008,055	774,542,663	132,603,632	129,578,140	238,326,340	241,794,590
End of Year	$1,044,372,214	$770,008,055	$176,509,190	$132,603,632	$313,122,387	$238,326,340

	Large-Cap Growth		Large-Cap Value		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,684,964)	$(2,548,785)	$(2,692,115)	$(2,869,147)	$(3,914,989)	$(4,009,514)
Realized gain (loss) on investments	641,102	(1,055,518)	12,191,025	12,519,767	23,666,566	11,974,983
Change in net unrealized appreciation (depreciation) on investments	52,039,834	2,898,436	36,020,545	(30,608,747)	53,673,036	(32,344,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,995,972	(705,867)	45,519,455	(20,958,127)	73,424,613	(24,379,449)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	19,778,014	19,587,487	8,084,377	8,881,508	5,747,979	6,616,451
Transfers between variable and fixed accounts, net	1,197,025	10,849,835	(3,031,402)	(1,476,192)	(6,901,060)	17,860,486
Contract benefits and terminations	(20,847,400)	(20,533,532)	(21,393,980)	(24,049,553)	(31,896,687)	(35,060,877)
Contract charges and deductions	(209,328)	(204,511)	(203,227)	(219,486)	(465,842)	(470,747)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(5,939)	18,206	680	453	2,529	20,265
Other	(561)	12,048	5,589	(658)	3,374	10,051
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(88,189)	9,729,533	(16,537,963)	(16,863,928)	(33,509,707)	(11,024,371)
NET INCREASE (DECREASE) IN NET ASSETS	49,907,783	9,023,666	28,981,492	(37,822,055)	39,914,906	(35,403,820)
NET ASSETS
Beginning of Year	163,354,575	154,330,909	176,677,899	214,499,954	253,542,764	288,946,584
End of Year	$213,262,358	$163,354,575	$205,659,391	$176,677,899	$293,457,670	$253,542,764

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,871,655)	$(3,094,786)	$(3,028,196)	$(2,834,863)	$(1,148,992)	$(1,209,223)
Realized gain (loss) on investments	10,849,012	7,940,208	10,715,391	6,247,268	1,842,064	1,985,335
Change in net unrealized appreciation (depreciation) on investments	27,593,568	(27,954,620)	64,095,735	(5,276,148)	21,086,017	(15,374,912)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,570,925	(23,109,198)	71,782,930	(1,863,743)	21,779,089	(14,598,800)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,090,096	14,291,092	15,945,630	13,242,402	6,047,964	8,153,632
Transfers between variable and fixed accounts, net	(1,246,550)	713,066	(3,456,831)	1,036,800	2,806,864	(3,101,342)
Contract benefits and terminations	(22,454,720)	(24,761,567)	(23,881,624)	(21,719,500)	(10,103,365)	(9,058,161)
Contract charges and deductions	(247,525)	(257,693)	(617,436)	(617,985)	(157,065)	(150,377)
Adjustments to net assets allocated to contracts in payout (annuitization) period	1,457	12,334	458	(397)	223	(8,628)
Other	374	(4,630)	1,674	12,840	2,764	931
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(14,856,868)	(10,007,398)	(12,008,129)	(8,045,840)	(1,402,615)	(4,163,945)
NET INCREASE (DECREASE) IN NET ASSETS	20,714,057	(33,116,596)	59,774,801	(9,909,583)	20,376,474	(18,762,745)
NET ASSETS
Beginning of Year	188,424,421	221,541,017	198,481,470	208,391,053	76,990,322	95,753,067
End of Year	$209,138,478	$188,424,421	$258,256,271	$198,481,470	$97,366,796	$76,990,322

	Small-Cap Equity		Small-Cap Index		Small-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(652,081)	$(674,821)	$(2,862,466)	$(3,005,909)	$(1,492,370)	$(1,692,210)
Realized gain (loss) on investments	122,425	61,670	264,297	(447,458)	3,686,211	6,800,968
Change in net unrealized appreciation (depreciation) on investments	10,618,712	(6,696,153)	46,361,481	(24,216,135)	18,413,975	(25,843,530)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,089,056	(7,309,304)	43,763,312	(27,669,502)	20,607,816	(20,734,772)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,674,007	5,582,255	18,874,448	24,540,101	4,729,999	6,628,345
Transfers between variable and fixed accounts, net	628,518	906,410	5,110,243	6,088,846	2,489,026	(1,829,963)
Contract benefits and terminations	(5,625,326)	(5,801,495)	(21,856,016)	(26,405,877)	(12,030,499)	(14,275,013)
Contract charges and deductions	(84,322)	(92,396)	(214,983)	(216,380)	(175,367)	(198,115)
Adjustments to net assets allocated to contracts in payout (annuitization) period	41	91	1,787	6,375	730	4,532
Other	755	372	1,629	3,905	2,314	794
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(406,327)	595,237	1,917,108	4,016,970	(4,983,797)	(9,669,420)
NET INCREASE (DECREASE) IN NET ASSETS	9,682,729	(6,714,067)	45,680,420	(23,652,532)	15,624,019	(30,404,192)
NET ASSETS
Beginning of Year	44,747,889	51,461,956	187,508,926	211,161,458	98,856,096	129,260,288
End of Year	$54,430,618	$44,747,889	$233,189,346	$187,508,926	$114,480,115	$98,856,096

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Value Advantage		Emerging Markets		International Large-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(416,125)	$(368,381)	$(2,521,763)	$(2,780,899)	$(3,023,183)	$(3,200,442)
Realized gain (loss) on investments	(63,403)	(83,042)	15,896,897	3,202,426	15,809,517	6,200,133
Change in net unrealized appreciation (depreciation) on investments	8,512,730	(2,870,684)	27,538,087	(28,074,978)	46,172,447	(37,328,123)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,033,202	(3,322,107)	40,913,221	(27,653,451)	58,958,781	(34,328,432)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,823,709	5,518,106	8,998,870	14,421,194	8,531,663	12,402,189
Transfers between variable and fixed accounts, net	3,450,630	(183,200)	(7,806,714)	4,417,908	(8,791,122)	4,358,074
Contract benefits and terminations	(3,206,234)	(2,477,977)	(20,952,045)	(22,918,478)	(25,501,362)	(24,378,565)
Contract charges and deductions	(37,619)	(33,033)	(396,421)	(422,929)	(1,051,363)	(1,097,021)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(3,291)	—	223	10,217	(1,686)	9,730
Other	6,816	279	12,543	(6,683)	11,766	(2,530)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	5,034,011	2,824,175	(20,143,544)	(4,498,771)	(26,802,104)	(8,708,123)
NET INCREASE (DECREASE) IN NET ASSETS	13,067,213	(497,932)	20,769,677	(32,152,222)	32,156,677	(43,036,555)
NET ASSETS
Beginning of Year	29,758,832	30,256,764	178,868,614	211,020,836	231,939,706	274,976,261
End of Year	$42,826,045	$29,758,832	$199,638,291	$178,868,614	$264,096,383	$231,939,706

	International Small-Cap		International Value		Health Sciences
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(536,718)	$(625,924)	$(1,473,188)	$(1,658,738)	$(3,939,586)	$(3,946,727)
Realized gain (loss) on investments	953,807	177,110	2,060,677	1,937,037	24,164,649	13,190,764
Change in net unrealized appreciation (depreciation) on investments	6,306,416	(10,756,046)	14,799,053	(20,144,821)	40,966,268	7,800,564
Net Increase (Decrease) in Net Assets Resulting from Operations	6,723,505	(11,204,860)	15,386,542	(19,866,522)	61,191,331	17,044,601
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,577,963	3,543,824	4,558,056	6,450,123	15,054,047	16,268,494
Transfers between variable and fixed accounts, net	244,213	782,689	4,192,232	3,993,150	(10,405,501)	1,545,146
Contract benefits and terminations	(4,550,307)	(4,099,328)	(13,103,918)	(13,544,823)	(33,439,251)	(31,071,279)
Contract charges and deductions	(132,731)	(132,783)	(228,039)	(241,934)	(337,254)	(355,923)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,598)	531	966	6,976	(103)	2,158
Other	2,377	3,087	7,596	3,578	9,117	6,793
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,860,083)	98,020	(4,573,107)	(3,332,930)	(29,118,945)	(13,604,611)
NET INCREASE (DECREASE) IN NET ASSETS	4,863,422	(11,106,840)	10,813,435	(23,199,452)	32,072,386	3,439,990
NET ASSETS
Beginning of Year	37,108,549	48,215,389	103,783,244	126,982,696	269,301,230	265,861,240
End of Year	$41,971,971	$37,108,549	$114,596,679	$103,783,244	$301,373,616	$269,301,230

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Real Estate		Technology		Currency Strategies
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,951,247)	$(1,939,252)	$(1,793,897)	$(1,683,621)	$(44,685)	$(46,770)
Realized gain (loss) on investments	9,884,493	14,425,762	1,533,277	(932,822)	13,900	3,693
Change in net unrealized appreciation (depreciation) on investments	26,656,251	(24,945,078)	37,251,259	1,643,648	621	189,064
Net Increase (Decrease) in Net Assets Resulting from Operations	34,589,497	(12,458,568)	36,990,639	(972,795)	(30,164)	145,987
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,139,000	3,823,488	10,284,341	12,846,915	320,775	269,005
Transfers between variable and fixed accounts, net	604,720	(6,906,664)	(788,861)	8,996,338	(118,978)	13,814
Contract benefits and terminations	(17,500,891)	(16,753,468)	(13,073,742)	(13,795,059)	(422,699)	(400,144)
Contract charges and deductions	(251,700)	(262,366)	(192,971)	(178,029)	(955)	(966)
Adjustments to net assets allocated to contracts in payout (annuitization) period	1,025	2,680	59	2,694	—	—
Other	(1,011)	4,637	1,492	25,287	(29)	286
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(12,008,857)	(20,091,693)	(3,769,682)	7,898,146	(221,886)	(118,005)
NET INCREASE (DECREASE) IN NET ASSETS	22,580,640	(32,550,261)	33,220,957	6,925,351	(252,050)	27,982
NET ASSETS
Beginning of Year	121,398,736	153,948,997	109,014,566	102,089,215	3,497,651	3,469,669
End of Year	$143,979,376	$121,398,736	$142,235,523	$109,014,566	$3,245,601	$3,497,651

	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth Class I		Moderate Growth Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(6,020,289)	$(6,133,558)	$(27,162,826)	$(27,736,724)	$(8,828,785)	$(9,021,393)
Realized gain (loss) on investments	4,667,388	2,014,270	17,781,181	333,893	7,345,065	396,455
Change in net unrealized appreciation (depreciation) on investments	64,271,206	(20,315,596)	360,980,324	(121,158,997)	131,820,118	(49,582,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,918,305	(24,434,884)	351,598,679	(148,561,828)	130,336,398	(58,207,010)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	30,855,665	41,978,984	169,988,212	212,339,704	56,447,243	41,245,030
Transfers between variable and fixed accounts, net	23,619,669	9,463,177	20,762,062	6,114,317	16,206,414	38,460,964
Contract benefits and terminations	(67,445,872)	(58,251,339)	(273,007,240)	(211,558,737)	(77,530,075)	(76,811,060)
Contract charges and deductions	(2,671,486)	(2,756,937)	(15,845,322)	(16,353,038)	(3,461,728)	(3,530,892)
Adjustments to net assets allocated to contracts in payout (annuitization) period	399	(2,525)	467	(14,203)	135	(398)
Other	2,487	1,440	48,959	59,058	6,808	(18,012)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(15,639,138)	(9,567,200)	(98,052,862)	(9,412,899)	(8,331,203)	(654,368)
NET INCREASE (DECREASE) IN NET ASSETS	47,279,167	(34,002,084)	253,545,817	(157,974,727)	122,005,195	(58,861,378)
NET ASSETS
Beginning of Year	457,602,754	491,604,838	2,056,345,198	2,214,319,925	622,881,911	681,743,289
End of Year	$504,881,921	$457,602,754	$2,309,891,015	$2,056,345,198	$744,887,106	$622,881,911

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Conservative Class I		Moderate-Conservative Class I		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(20,702,405)	$(22,831,334)	$(31,987,927)	$(36,268,570)	$(133,770,746)	$(151,302,066)
Realized gain (loss) on investments	33,691,285	55,016,232	103,989,134	120,688,530	521,997,856	540,970,528
Change in net unrealized appreciation (depreciation) on investments	129,103,971	(106,031,729)	213,987,670	(239,686,795)	1,033,973,745	(1,179,021,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	142,092,851	(73,846,831)	285,988,877	(155,266,835)	1,422,200,855	(789,353,310)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	21,492,662	21,605,032	33,801,110	33,385,496	132,086,090	161,967,781
Transfers between variable and fixed accounts, net	130,768,379	51,219,276	32,420,540	(36,660,389)	(96,482,818)	(127,991,671)
Contract benefits and terminations	(263,198,267)	(277,056,858)	(343,507,375)	(355,919,113)	(1,228,944,796)	(1,358,336,884)
Contract charges and deductions	(10,234,028)	(11,191,973)	(14,683,524)	(16,307,781)	(66,921,835)	(73,512,460)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(4,517)	(46,073)	(6,237)	19,354	(35,569)	(12,160)
Other	38,945	29,606	65,451	68,244	168,035	68,268
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(121,136,826)	(215,440,990)	(291,910,035)	(375,414,189)	(1,260,130,893)	(1,397,817,126)
NET INCREASE (DECREASE) IN NET ASSETS	20,956,025	(289,287,821)	(5,921,158)	(530,681,024)	162,069,962	(2,187,170,436)
NET ASSETS
Beginning of Year	1,395,000,702	1,684,288,523	2,208,202,437	2,738,883,461	8,963,320,335	11,150,490,771
End of Year	$1,415,956,727	$1,395,000,702	$2,202,281,279	$2,208,202,437	$9,125,390,297	$8,963,320,335

	Portfolio Optimization		Portfolio Optimization		PSF DFA
	Growth Class I		Aggressive-Growth Class I		Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(118,120,973)	$(133,254,717)	$(25,145,804)	$(28,604,936)	$(2,307,807)	$(1,587,258)
Realized gain (loss) on investments	494,733,593	535,987,677	120,793,208	108,293,314	(124,000)	(259,191)
Change in net unrealized appreciation (depreciation) on investments	1,027,863,008	(1,204,332,714)	230,365,454	(271,861,407)	32,783,837	(9,671,029)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,404,475,628	(801,599,754)	326,012,858	(192,173,029)	30,352,030	(11,517,478)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	71,883,201	76,234,833	17,028,072	24,368,260	46,180,423	58,283,202
Transfers between variable and fixed accounts, net	(142,656,630)	(110,500,360)	(54,358,893)	(13,420,203)	9,743,093	17,738,205
Contract benefits and terminations	(924,140,205)	(1,103,143,705)	(198,188,226)	(223,247,370)	(12,205,701)	(7,833,156)
Contract charges and deductions	(59,204,879)	(63,291,134)	(10,905,620)	(11,628,886)	(1,117,078)	(757,592)
Adjustments to net assets allocated to contracts in payout (annuitization) period	5,607	102,689	284	74,425	106	(8,044)
Other	63,011	26,447	33,055	70,367	5,390	(3,703)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,054,049,895)	(1,200,571,230)	(246,391,328)	(223,783,407)	42,606,233	67,418,912
NET INCREASE (DECREASE) IN NET ASSETS	350,425,733	(2,002,170,984)	79,621,530	(415,956,436)	72,958,263	55,901,434
NET ASSETS
Beginning of Year	7,468,425,206	9,470,596,190	1,580,123,542	1,996,079,978	150,670,897	94,769,463
End of Year	$7,818,850,939	$7,468,425,206	$1,659,745,072	$1,580,123,542	$223,629,160	$150,670,897

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.		Invesco V.I. Balanced-Risk
	Global Series II		International Growth Series II		Allocation Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(117,153)	$(99,973)	$(61,496)	$(75,360)	$(4,480,451)	$(487,567)
Realized gain (loss) on investments	2,282,178	597,015	326,499	(28,308)	(5,911,698)	26,514,842
Change in net unrealized appreciation (depreciation) on investments	2,614,115	(3,471,821)	2,807,889	(2,877,335)	51,005,588	(55,592,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,779,140	(2,974,779)	3,072,892	(2,981,003)	40,613,439	(29,565,052)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,549,428	5,352,881	1,100,151	4,182,388	14,994,314	20,980,467
Transfers between variable and fixed accounts, net	659,959	(3,278,891)	(277,392)	960,564	(9,380,915)	(23,109,493)
Contract benefits and terminations	(1,907,802)	(1,930,578)	(877,709)	(1,180,923)	(45,114,423)	(43,827,649)
Contract charges and deductions	(8,381)	(8,333)	(4,658)	(4,499)	(2,852,078)	(3,153,181)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(576)	(6,387)	(31)	1,188	4,507	3,344
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,292,628	128,692	(59,639)	3,958,718	(42,348,595)	(49,106,512)
NET INCREASE (DECREASE) IN NET ASSETS	6,071,768	(2,846,087)	3,013,253	977,715	(1,735,156)	(78,671,564)
NET ASSETS
Beginning of Year	15,319,920	18,166,007	11,685,079	10,707,364	322,179,645	400,851,209
End of Year	$21,391,688	$15,319,920	$14,698,332	$11,685,079	$320,444,489	$322,179,645

	Invesco V.I. Equity and		Invesco V.I. Global		American Century
	Income Series II		Real Estate Series II		VP Mid Cap Value Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$610,643	$414,164	$192,794	$163,495	$531,027	$(5,556)
Realized gain (loss) on investments	3,188,899	1,754,470	(4,611)	22,683	7,362,078	4,594,959
Change in net unrealized appreciation (depreciation) on investments	4,240,682	(7,156,139)	1,229,712	(695,637)	11,064,586	(15,777,015)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,040,224	(4,987,505)	1,417,895	(509,459)	18,957,691	(11,187,612)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,792,010	7,759,402	1,568,529	1,032,155	6,714,084	9,716,191
Transfers between variable and fixed accounts, net	1,580,528	2,414,972	984,892	269,931	2,590,972	(700,689)
Contract benefits and terminations	(3,682,780)	(5,080,329)	(663,732)	(476,709)	(9,045,887)	(6,850,299)
Contract charges and deductions	(79,209)	(67,081)	(1,535)	(1,502)	(32,812)	(32,119)
Adjustments to net assets allocated to contracts in payout (annuitization) period	86	201	—	—	—	20
Other	717	159	(1,736)	22	(874)	6,042
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,611,352	5,027,324	1,886,418	823,897	225,483	2,139,146
NET INCREASE (DECREASE) IN NET ASSETS	10,651,576	39,819	3,304,313	314,438	19,183,174	(9,048,466)
NET ASSETS
Beginning of Year	41,332,203	41,292,384	6,257,587	5,943,149	69,290,350	78,338,816
End of Year	$51,983,779	$41,332,203	$9,561,900	$6,257,587	$88,473,524	$69,290,350

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS Asset		American Funds IS Blue Chip		American Funds IS
	Allocation Class 4		Income and Growth Class 4		Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,156,561	$4,021,004	$974,095	$644,214	$1,014,772	$599,276
Realized gain (loss) on investments	152,513,091	124,199,542	6,961,741	5,656,297	(146,598)	(281,873)
Change in net unrealized appreciation (depreciation) on investments	373,417,930	(311,779,162)	10,995,656	(15,911,752)	3,250,086	(824,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	539,087,582	(183,558,616)	18,931,492	(9,611,241)	4,118,260	(506,931)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	276,911,870	332,266,500	20,895,218	22,780,538	13,845,737	11,154,316
Transfers between variable and fixed accounts, net	74,765,112	78,829,339	8,482,890	3,636,078	11,940,630	6,628,997
Contract benefits and terminations	(367,758,880)	(315,801,273)	(7,525,990)	(6,717,023)	(4,478,776)	(1,931,691)
Contract charges and deductions	(24,067,231)	(23,731,599)	(87,826)	(64,836)	(84,533)	(56,316)
Adjustments to net assets allocated to contracts in payout (annuitization) period	170	(18,187)	152	(5,277)	—	—
Other	93,927	(16,279)	(736)	4,467	(1,093)	13,388
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(40,055,032)	71,528,501	21,763,708	19,633,947	21,221,965	15,808,694
NET INCREASE (DECREASE) IN NET ASSETS	499,032,550	(112,030,115)	40,695,200	10,022,706	25,340,225	15,301,763
NET ASSETS
Beginning of Year	2,810,176,638	2,922,206,753	85,722,867	75,700,161	46,516,940	31,215,177
End of Year	$3,309,209,188	$2,810,176,638	$126,418,067	$85,722,867	$71,857,165	$46,516,940

	American Funds IS Capital		American Funds IS		American Funds IS
	Income Builder Class 4		Global Balanced Class 4		Global Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,548,517	$1,355,020	$30,201	$10,999	$55,807	$120,785
Realized gain (loss) on investments	(119,521)	(111,019)	1,573,125	201,179	(34,570)	(47,206)
Change in net unrealized appreciation (depreciation) on investments	13,288,392	(8,693,071)	7,864,830	(4,109,663)	846,823	(422,122)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,717,388	(7,449,070)	9,468,156	(3,897,485)	868,060	(348,543)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	13,438,576	12,440,353	6,464,291	13,920,141	2,473,684	3,564,365
Transfers between variable and fixed accounts, net	5,981,883	3,117,873	3,334,416	1,979,569	1,417,452	1,656,697
Contract benefits and terminations	(9,348,807)	(5,547,539)	(4,023,924)	(3,507,933)	(1,515,630)	(777,711)
Contract charges and deductions	(145,088)	(126,845)	(62,095)	(50,614)	(18,017)	(12,402)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(1,658)	1,055	(2,554)	2,355	(2,030)	(89)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	9,924,906	9,884,897	5,710,134	12,343,518	2,355,459	4,430,860
NET INCREASE (DECREASE) IN NET ASSETS	24,642,294	2,435,827	15,178,290	8,446,033	3,223,519	4,082,317
NET ASSETS
Beginning of Year	85,368,961	82,933,134	47,966,295	39,520,262	12,821,962	8,739,645
End of Year	$110,011,255	$85,368,961	$63,144,585	$47,966,295	$16,045,481	$12,821,962

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS Global		American Funds IS		American Funds IS Global
	Growth and Income Class 4		Global Growth Class 4		Small Capitalization Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$311,733	$151,389	$(140,704)	$(505,069)	$(218,528)	$(139,260)
Realized gain (loss) on investments	1,439,021	1,647,781	4,786,798	4,652,719	1,136,567	466,920
Change in net unrealized appreciation (depreciation) on investments	7,343,445	(5,250,773)	22,669,694	(13,865,532)	4,376,435	(2,715,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,094,199	(3,451,603)	27,315,788	(9,717,882)	5,294,474	(2,388,018)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,744,716	9,978,430	13,295,277	17,735,775	4,040,048	6,655,155
Transfers between variable and fixed accounts, net	2,552,422	1,339,791	1,395,532	6,033,651	2,095,692	3,520,766
Contract benefits and terminations	(2,629,389)	(1,451,798)	(5,778,979)	(5,772,635)	(1,357,215)	(447,994)
Contract charges and deductions	(37,844)	(24,699)	(80,276)	(63,346)	(31,520)	(18,414)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(3,330)	—	83	(5,823)	—	—
Other	507	167	(1,631)	(640)	(821)	(242)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,627,082	9,841,891	8,830,006	17,926,982	4,746,184	9,709,271
NET INCREASE (DECREASE) IN NET ASSETS	16,721,281	6,390,288	36,145,794	8,209,100	10,040,658	7,321,253
NET ASSETS
Beginning of Year	28,176,906	21,786,618	78,942,770	70,733,670	16,044,129	8,722,876
End of Year	$44,898,187	$28,176,906	$115,088,564	$78,942,770	$26,084,787	$16,044,129

	American Funds IS		American Funds IS		American Funds IS High-
	Growth Class 4		Growth-Income Class 4		Income Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,830,591)	$(3,996,072)	$841,056	$(162,866)	$1,385,954	$894,082
Realized gain (loss) on investments	40,694,130	36,184,477	35,891,091	23,257,186	(135,695)	(269,906)
Change in net unrealized appreciation (depreciation) on investments	62,883,172	(39,704,843)	40,692,360	(34,546,280)	1,275,590	(1,455,410)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,746,711	(7,516,438)	77,424,507	(11,451,960)	2,525,849	(831,234)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	43,587,564	46,059,853	28,562,507	36,405,021	5,120,652	3,374,148
Transfers between variable and fixed accounts, net	(3,321,583)	7,496,496	1,079,214	2,805,730	7,041,522	622,845
Contract benefits and terminations	(44,008,477)	(40,979,368)	(41,716,475)	(36,576,767)	(2,825,582)	(2,001,236)
Contract charges and deductions	(436,788)	(446,411)	(426,881)	(429,124)	(16,699)	(13,985)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(43)	10,131	(9,020)	15,028	—	—
Other	18,974	1,460	15,753	6,367	296	215
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(4,160,353)	12,142,161	(12,494,902)	2,226,255	9,320,189	1,981,987
NET INCREASE (DECREASE) IN NET ASSETS	96,586,358	4,625,723	64,929,605	(9,225,705)	11,846,038	1,150,753
NET ASSETS
Beginning of Year	352,634,575	348,008,852	323,650,289	332,875,994	20,145,019	18,994,266
End of Year	$449,220,933	$352,634,575	$388,579,894	$323,650,289	$31,991,057	$20,145,019

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	American Funds IS		American Funds IS International		American Funds IS Managed Risk
	International Class 4		Growth and Income Class 4		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$236,765	$298,432	$646,659	$441,907	$1,266,155	$20,866
Realized gain (loss) on investments	1,049,072	2,080,064	343,112	(578,876)	5,033,477	4,140,269
Change in net unrealized appreciation (depreciation) on investments	13,106,527	(12,606,620)	8,384,402	(6,298,802)	13,197,011	(11,695,514)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,392,364	(10,228,124)	9,374,173	(6,435,771)	19,496,643	(7,534,379)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,685,692	13,409,005	4,875,278	5,490,856	18,531,416	21,423,506
Transfers between variable and fixed accounts, net	14,399,547	7,956,454	2,507,305	2,722,049	6,130,701	738,978
Contract benefits and terminations	(5,102,235)	(3,670,156)	(4,192,452)	(2,772,668)	(13,933,101)	(11,178,051)
Contract charges and deductions	(153,530)	(40,315)	(51,072)	(46,191)	(964,445)	(893,092)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(4,051)	—	44	(3,425)
Other	2,227	3,725	(2,608)	73	(3,809)	(2,119)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	16,831,701	17,658,713	3,132,400	5,394,119	9,760,806	10,085,797
NET INCREASE (DECREASE) IN NET ASSETS	31,224,065	7,430,589	12,506,573	(1,041,652)	29,257,449	2,551,418
NET ASSETS
Beginning of Year	60,534,823	53,104,234	43,001,936	44,043,588	115,008,587	112,457,169
End of Year	$91,758,888	$60,534,823	$55,508,509	$43,001,936	$144,266,036	$115,008,587

	American Funds IS		American Funds IS U.S. Government/		BlackRock Capital Appreciation
	New World Fund Class 4		AAA-Rated Securities Class 4		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(194,828)	$(216,914)	$410,897	$224,774	$(302,213)	$(314,698)
Realized gain (loss) on investments	1,712,659	546,543	(225,983)	(570,559)	6,081,632	11,284,401
Change in net unrealized appreciation (depreciation) on investments	10,526,925	(7,921,252)	1,591,271	176,677	3,867,661	(9,890,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,044,756	(7,591,623)	1,776,185	(169,108)	9,647,080	1,079,492
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,859,298	8,538,762	7,293,428	6,369,974	636,119	919,252
Transfers between variable and fixed accounts, net	(504,732)	2,401,728	9,154,835	2,339,458	(1,575,141)	(3,952,007)
Contract benefits and terminations	(2,876,852)	(2,934,059)	(9,508,313)	(5,224,201)	(3,572,103)	(2,579,644)
Contract charges and deductions	(39,914)	(32,016)	(27,938)	(22,676)	(408,778)	(440,110)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(177)	—	—	—	—	—
Other	1,080	(2,506)	(445)	(222)	198	2,388
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,438,703	7,971,909	6,911,567	3,462,333	(4,919,705)	(6,050,121)
NET INCREASE (DECREASE) IN NET ASSETS	14,483,459	380,286	8,687,752	3,293,225	4,727,375	(4,970,629)
NET ASSETS
Beginning of Year	43,131,184	42,750,898	42,708,133	39,414,908	32,796,365	37,766,994
End of Year	$57,614,643	$43,131,184	$51,395,885	$42,708,133	$37,523,740	$32,796,365

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	BlackRock Global Allocation		BlackRock 60/40 Target		Fidelity VIP Contrafund
	V.I. Class III		Allocation ETF V.I. Class I		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,210,002)	$(10,238,739)	$720,777	$(73,576)	$(2,171,790)	$(1,612,393)
Realized gain (loss) on investments	72,206,087	88,780,653	488,061	222,480	22,318,195	14,790,016
Change in net unrealized appreciation (depreciation) on investments	165,807,784	(236,905,872)	4,668,982	(1,667,454)	34,270,187	(29,217,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	235,803,869	(158,363,958)	5,877,820	(1,518,550)	54,416,592	(16,040,092)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	37,803,535	64,653,360	28,362,048	3,916,355	23,279,325	30,456,826
Transfers between variable and fixed accounts, net	(69,275,906)	(58,991,517)	7,363,418	1,145,586	340,584	35,447
Contract benefits and terminations	(227,800,783)	(240,243,237)	(3,247,236)	(3,098,216)	(20,090,358)	(17,041,925)
Contract charges and deductions	(14,893,150)	(16,940,277)	(9,951)	(7,064)	(137,214)	(116,927)
Adjustments to net assets allocated to contracts in payout (annuitization) period	279	1,621	—	—	47	33
Other	64,516	10,704	(2,181)	11,084	(2,387)	48,520
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(274,101,509)	(251,509,346)	32,466,098	1,967,745	3,389,997	13,381,974
NET INCREASE (DECREASE) IN NET ASSETS	(38,297,640)	(409,873,304)	38,343,918	449,195	57,806,589	(2,658,118)
NET ASSETS
Beginning of Year	1,575,516,857	1,985,390,161	22,306,050	21,856,855	181,793,911	184,452,029
End of Year	$1,537,219,217	$1,575,516,857	$60,649,968	$22,306,050	$239,600,500	$181,793,911

	Fidelity VIP FundsManager		Fidelity VIP Government		Fidelity VIP Strategic Income
	60% Service Class 2		Money Market Service Class		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$336,811	$(427,383)	$1,756,680	$404,656	$1,574,135	$1,433,906
Realized gain (loss) on investments	36,890,366	26,639,722	—	—	446,653	(211,963)
Change in net unrealized appreciation (depreciation) on investments	10,532,834	(48,045,506)	—	—	3,746,995	(3,568,659)
Net Increase (Decrease) in Net Assets
Resulting from Operations	47,760,011	(21,833,167)	1,756,680	404,656	5,767,783	(2,346,716)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	30,350,463	41,891,590	44,452,738	40,616,399	15,538,711	14,306,272
Transfers between variable and fixed accounts, net	6,494,237	15,719,670	197,282,041	222,722,732	6,645,416	(1,193,007)
Contract benefits and terminations	(31,309,392)	(24,382,194)	(229,373,559)	(202,603,063)	(6,202,315)	(5,437,896)
Contract charges and deductions	(2,407,577)	(2,302,491)	(397,678)	(244,172)	(27,446)	(26,108)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(10,739)	—	(1,423)	(18,677)	—	—
Other	(2,033)	(2,489)	1,056	(818)	(697)	339
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,114,959	30,924,086	11,963,175	60,472,401	15,953,669	7,649,600
NET INCREASE (DECREASE) IN NET ASSETS	50,874,970	9,090,919	13,719,855	60,877,057	21,721,452	5,302,884
NET ASSETS
Beginning of Year	258,479,033	249,388,114	298,387,548	237,510,491	57,472,420	52,169,536
End of Year	$309,354,003	$258,479,033	$312,107,403	$298,387,548	$79,193,872	$57,472,420

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	First Trust Dorsey Wright		First Trust/Dow Jones		First Trust
	Tactical Core Class I		Dividend & Income Allocation Class I		Multi Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(215,967)	$(176,354)	$1,539,310	$1,028,121	$184,189	$127,516
Realized gain (loss) on investments	305,735	(173,158)	22,415,266	(206,126)	893	(42,040)
Change in net unrealized appreciation (depreciation) on investments	5,623,352	(3,028,636)	79,283,953	(36,964,955)	1,821,041	(807,561)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,713,120	(3,378,148)	103,238,529	(36,142,960)	2,006,123	(722,085)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,414,657	7,217,871	59,590,652	53,996,807	2,547,701	3,303,439
Transfers between variable and fixed accounts, net	4,166,361	9,525,318	31,448,699	29,997,746	(61,725)	2,256,485
Contract benefits and terminations	(4,421,372)	(1,223,179)	(77,645,911)	(62,537,028)	(1,438,783)	(873,304)
Contract charges and deductions	(5,615)	(7,356)	(4,914,219)	(4,540,362)	(1,144)	(1,230)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(1,699)	6,384	7	(574)
Other	(428)	1,779	(1,062)	(4,015)	240	(726)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	4,153,603	15,514,433	8,476,460	16,919,532	1,046,296	4,684,090
NET INCREASE (DECREASE) IN NET ASSETS	9,866,723	12,136,285	111,714,989	(19,223,428)	3,052,419	3,962,005
NET ASSETS
Beginning of Year	27,160,582	15,024,297	535,422,561	554,645,989	13,161,907	9,199,902
End of Year	$37,027,305	$27,160,582	$647,137,550	$535,422,561	$16,214,326	$13,161,907

	Franklin		Franklin		Franklin Income
	Allocation VIP Class 2		Allocation VIP Class 4		VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$600,714	$485,111	$4,991,944	$4,390,653	$1,972,044	$1,424,235
Realized gain (loss) on investments	1,280,541	389,109	17,441,601	9,789,881	564,066	(229,780)
Change in net unrealized appreciation (depreciation) on investments	1,863,763	(3,161,488)	21,000,529	(45,872,051)	3,627,802	(3,447,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,745,018	(2,287,268)	43,434,074	(31,691,517)	6,163,912	(2,252,962)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,130,544	2,061,679	9,015,915	6,586,419	6,181,273	6,837,942
Transfers between variable and fixed accounts, net	509,103	15,676	(2,978,574)	(13,122,573)	8,765,497	(571,177)
Contract benefits and terminations	(1,282,619)	(1,599,673)	(35,325,097)	(45,007,686)	(3,745,927)	(3,282,566)
Contract charges and deductions	(96,812)	(99,086)	(2,191,961)	(2,482,234)	(10,474)	(5,610)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	55	(816)	1,576	(310)	(1,289)	(565)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	260,271	377,780	(31,478,141)	(54,026,384)	11,189,080	2,978,024
NET INCREASE (DECREASE) IN NET ASSETS	4,005,289	(1,909,488)	11,955,933	(85,717,901)	17,352,992	725,062
NET ASSETS
Beginning of Year	19,722,357	21,631,845	254,733,392	340,451,293	38,547,708	37,822,646
End of Year	$23,727,646	$19,722,357	$266,689,325	$254,733,392	$55,900,700	$38,547,708

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Franklin Mutual Global		Franklin Rising		Templeton
	Discovery VIP Class 2		Dividends VIP Class 2		Global Bond VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,205,460	$2,835,780	$55,269	$53,791	$5,566,073	$(1,178,235)
Realized gain (loss) on investments	14,862,315	(658,860)	27,123,554	10,274,165	(929,142)	(1,792,592)
Change in net unrealized appreciation (depreciation) on investments	25,453,640	(27,816,027)	15,855,265	(20,599,217)	(3,897,790)	3,568,743
Net Increase (Decrease) in Net Assets Resulting from Operations	41,521,415	(25,639,107)	43,034,088	(10,271,261)	739,141	597,916
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,874,977	6,641,728	17,930,491	15,416,335	5,175,222	7,348,685
Transfers between variable and fixed accounts, net	(5,508,578)	780,366	6,918,846	(1,610,036)	2,824,924	4,553,550
Contract benefits and terminations	(18,952,146)	(14,852,606)	(18,777,721)	(16,134,325)	(12,030,371)	(10,763,258)
Contract charges and deductions	(1,196,446)	(1,268,164)	(153,943)	(138,118)	(128,410)	(133,966)
Adjustments to net assets allocated to contracts in payout (annuitization) period	5	(635)	(5,903)	(118)	(1,832)	—
Other	3,080	3,564	(4,432)	(1,816)	2,490	(1,897)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(20,779,108)	(8,695,747)	5,907,338	(2,468,078)	(4,157,977)	1,003,114
NET INCREASE (DECREASE) IN NET ASSETS	20,742,307	(34,334,854)	48,941,426	(12,739,339)	(3,418,836)	1,601,030
NET ASSETS
Beginning of Year	186,078,604	220,413,458	154,894,538	167,633,877	95,140,630	93,539,600
End of Year	$206,820,911	$186,078,604	$203,835,964	$154,894,538	$91,721,794	$95,140,630

	Ivy VIP		Ivy VIP		Janus Henderson
	Asset Strategy Class II		Energy Class II		Balanced Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$120,402	$85,456	$(216,091)	$(284,431)	$10,960,976	$9,461,253
Realized gain (loss) on investments	534,890	290,703	(2,541,349)	(525,271)	64,877,318	45,824,468
Change in net unrealized appreciation (depreciation) on investments	2,027,681	(1,355,533)	3,054,832	(7,152,769)	408,544,371	(88,894,046)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,682,973	(979,374)	297,392	(7,962,471)	484,382,665	(33,608,325)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	317,586	605,714	1,432,930	2,364,627	518,501,077	358,132,261
Transfers between variable and fixed accounts, net	(64,867)	(148,232)	676,059	1,718,045	261,022,091	234,970,189
Contract benefits and terminations	(1,611,107)	(1,310,412)	(1,485,575)	(1,629,695)	(228,919,383)	(162,832,984)
Contract charges and deductions	(2,378)	(2,643)	(3,823)	(4,209)	(17,865,887)	(13,595,343)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(3,243)	(2,201)
Other	503	1,672	1,594	(943)	(61,328)	(34,037)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,360,263)	(853,901)	621,185	2,447,825	532,673,327	416,637,885
NET INCREASE (DECREASE) IN NET ASSETS	1,322,710	(1,833,275)	918,577	(5,514,646)	1,017,055,992	383,029,560
NET ASSETS
Beginning of Year	13,696,205	15,529,480	14,926,807	20,441,453	2,154,003,803	1,770,974,243
End of Year	$15,018,915	$13,696,205	$15,845,384	$14,926,807	$3,171,059,795	$2,154,003,803

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	Janus Henderson		JPMorgan Insurance Trust		JPMorgan Insurance Trust
	Flexible Bond Service Shares		Core Bond Class 1		Global Allocation Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$432,331	$352,234	$1,999	$2,164	$108,696	$(106,931)
Realized gain (loss) on investments	(84,740)	(279,985)	97	233	(13,115)	(3,181)
Change in net unrealized appreciation (depreciation) on investments	1,673,925	(794,036)	9,563	(8,686)	1,512,370	(721,564)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,021,516	(721,787)	11,659	(6,289)	1,607,951	(831,676)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,360,935	1,909,954	—	—	1,339,459	1,476,749
Transfers between variable and fixed accounts, net	3,497,326	(509,982)	901	—	368,031	2,067,123
Contract benefits and terminations	(3,413,267)	(3,364,221)	(1,984)	(193,549)	(1,917,441)	(802,489)
Contract charges and deductions	(6,631)	(5,871)	(84)	(84)	(2,191)	(1,931)
Adjustments to net assets allocated to contracts in payout (annuitization) period	24	(1,883)	—	—	—	—
Other	(105)	(17)	—	9	(35)	(1,655)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,438,282	(1,972,020)	(1,167)	(193,624)	(212,177)	2,737,797
NET INCREASE (DECREASE) IN NET ASSETS	4,459,798	(2,693,807)	10,492	(199,913)	1,395,774	1,906,121
NET ASSETS
Beginning of Year	25,650,617	28,344,424	175,221	375,134	10,545,527	8,639,406
End of Year	$30,110,415	$25,650,617	$185,713	$175,221	$11,941,301	$10,545,527

	JPMorgan Insurance Trust		JPMorgan Insurance Trust		JPMorgan Insurance Trust
	Income Builder Class 2		Mid Cap Value Class 1		U.S. Equity Class 1
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$198,737	$(107,120)	$162	$(461)	$(97)	$(190)
Realized gain (loss) on investments	22,674	(9,827)	6,494	1,589	1,262	34,522
Change in net unrealized appreciation (depreciation) on investments	1,034,612	(444,781)	13,966	(13,789)	3,458	(35,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,256,023	(561,728)	20,622	(12,661)	4,623	(1,487)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,118,174	1,123,550	—	—	—	—
Transfers between variable and fixed accounts, net	1,427,299	1,307,806	(901)	—	—	(766)
Contract benefits and terminations	(1,223,534)	(1,182,579)	(3,252)	(179)	(82)	(48,345)
Contract charges and deductions	(2,701)	(1,870)	(48)	(48)	(46)	(46)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(542)	(793)	2	(2)	(16)	10
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,318,696	1,246,114	(4,199)	(229)	(144)	(49,147)
NET INCREASE (DECREASE) IN NET ASSETS	3,574,719	684,386	16,423	(12,890)	4,479	(50,634)
NET ASSETS
Beginning of Year	9,065,181	8,380,795	83,917	96,807	15,447	66,081
End of Year	$12,639,900	$9,065,181	$100,340	$83,917	$19,926	$15,447

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	ClearBridge Variable		Lord Abbett		Lord Abbett
	Aggressive Growth - Class II		Bond Debenture Class VC		Total Return Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(27,042)	$(56,072)	$3,363,187	$3,041,810	$5,214,020	$6,777,999
Realized gain (loss) on investments	112,142	424,401	(417,554)	1,675,123	(691,173)	(1,173,584)
Change in net unrealized appreciation (depreciation) on investments	1,723,730	(1,134,394)	8,494,694	(9,660,061)	16,493,506	(11,258,780)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,808,830	(766,065)	11,440,327	(4,943,128)	21,016,353	(5,654,365)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,186,820	1,546,596	14,977,465	15,166,912	7,783,615	8,400,554
Transfers between variable and fixed accounts, net	1,449,678	6,890	15,527,897	2,305,094	6,248,268	9,830,808
Contract benefits and terminations	(341,394)	(453,602)	(12,200,231)	(9,775,076)	(24,532,350)	(19,217,717)
Contract charges and deductions	(2,698)	(1,901)	(119,592)	(86,019)	(2,423,402)	(2,561,817)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(1,549)	244	(2,407)	—
Other	(421)	2,384	(1,208)	(1,285)	(1,258)	(662)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,291,985	1,100,367	18,182,782	7,609,870	(12,927,534)	(3,548,834)
NET INCREASE (DECREASE) IN NET ASSETS	4,100,815	334,302	29,623,109	2,666,742	8,088,819	(9,203,199)
NET ASSETS
Beginning of Year	6,923,122	6,588,820	91,539,827	88,873,085	287,709,206	296,912,405
End of Year	$11,023,937	$6,923,122	$121,162,936	$91,539,827	$295,798,025	$287,709,206

	MFS Massachusetts Investors		MFS Total Return Series -		MFS Utilities Series -
	Growth Stock - Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(347,823)	$(352,733)	$3,549,002	$2,796,243	$1,375,254	$(178,691)
Realized gain (loss) on investments	7,290,488	4,996,660	10,999,468	18,405,161	189,021	122,856
Change in net unrealized appreciation (depreciation) on investments	17,383,828	(4,163,847)	53,696,427	(50,110,539)	9,208,697	(249,497)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,326,493	480,080	68,244,897	(28,909,135)	10,772,972	(305,332)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,884,682	1,330,950	29,258,291	35,093,851	4,907,829	3,888,053
Transfers between variable and fixed accounts, net	(7,800,925)	(6,515,868)	8,154,042	(29,013,412)	5,882,426	4,897,804
Contract benefits and terminations	(5,310,606)	(4,296,684)	(46,281,576)	(41,484,567)	(7,251,685)	(4,557,978)
Contract charges and deductions	(603,175)	(617,362)	(3,317,056)	(3,428,314)	(25,732)	(22,096)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(3,364)	—	236	3,791	—	—
Other	1,678	(413)	16,999	(583)	539	2,593
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(11,831,710)	(10,099,377)	(12,169,064)	(38,829,234)	3,513,377	4,208,376
NET INCREASE (DECREASE) IN NET ASSETS	12,494,783	(9,619,297)	56,075,833	(67,738,369)	14,286,349	3,903,044
NET ASSETS
Beginning of Year	67,121,008	76,740,305	372,281,332	440,019,701	45,546,448	41,643,404
End of Year	$79,615,791	$67,121,008	$428,357,165	$372,281,332	$59,832,797	$45,546,448

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	MFS Value Series -		Neuberger Berman U.S. Equity Index		PIMCO All Asset All
	Service Class		PutWrite Strategy Class S		Authority - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$856,556	$399,429	$(13,050)	$(10,184)	$31,405	$58,903
Realized gain (loss) on investments	3,837,114	5,643,047	(8,081)	22,556	11,140	59,323
Change in net unrealized appreciation (depreciation) on investments	15,182,923	(14,957,399)	165,711	(93,230)	94,303	(393,984)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,876,593	(8,914,923)	144,580	(80,858)	136,848	(275,758)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,366,572	2,574,311	214,276	380,562	31,354	45,253
Transfers between variable and fixed accounts, net	(3,122,388)	625,458	219,062	41,930	(209,707)	(657,788)
Contract benefits and terminations	(6,402,679)	(4,926,988)	(64,375)	(55,541)	(555,951)	(434,665)
Contract charges and deductions	(632,936)	(663,562)	(120)	(122)	(306)	(406)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	68	—	—
Other	1,080	1,109	(15)	(5)	105	(235)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(7,790,351)	(2,389,672)	368,828	366,892	(734,505)	(1,047,841)
NET INCREASE (DECREASE) IN NET ASSETS	12,086,242	(11,304,595)	513,408	286,034	(597,657)	(1,323,599)
NET ASSETS
Beginning of Year	72,135,293	83,439,888	938,759	652,725	2,918,666	4,242,265
End of Year	$84,221,535	$72,135,293	$1,452,167	$938,759	$2,321,009	$2,918,666

	PIMCO CommodityRealReturn
	Strategy - Advisor Class		Jennison Class II		SP International Growth Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$221,009	$51,833	$(1,057)	$(1,384)	$(802)	$(911)
Realized gain (loss) on investments	(295,444)	(296,952)	955	90,207	2,417	2,571
Change in net unrealized appreciation (depreciation) on investments	745,601	(1,004,090)	19,023	(86,940)	11,284	(10,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	671,166	(1,249,209)	18,921	1,883	12,899	(8,401)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	901,357	1,003,184	—	—	—	—
Transfers between variable and fixed accounts, net	28,874	626,990	—	(17,362)	—	(3,867)
Contract benefits and terminations	(770,129)	(721,656)	(73)	(93,518)	(3,640)	(817)
Contract charges and deductions	(2,756)	(2,758)	(44)	(50)	(90)	(106)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(34)	(775)	9	(24)	(8)	5
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	157,312	904,985	(108)	(110,954)	(3,738)	(4,785)
NET INCREASE (DECREASE) IN NET ASSETS	828,478	(344,224)	18,813	(109,071)	9,161	(13,186)
NET ASSETS
Beginning of Year	6,776,551	7,120,775	61,280	170,351	44,330	57,516
End of Year	$7,605,029	$6,776,551	$80,093	$61,280	$53,491	$44,330

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
	SP Prudential				Schwab Government
	U.S. Emerging Growth Class II		Value Class II		Money Market (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,728)	$(1,929)	$(1,718)	$(1,993)		$265
Realized gain (loss) on investments	24,091	5,920	26,285	5,144		—
Change in net unrealized appreciation (depreciation) on investments	5,283	(14,901)	(2,604)	(18,009)		—
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,646	(10,910)	21,963	(14,858)		265
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—		337,268
Transfers between variable and fixed accounts, net	(36,685)	(8,978)	(40,443)	(4,631)		(337,533)
Contract benefits and terminations	(50)	—	(2,335)	(2,552)		—
Contract charges and deductions	(237)	(186)	(253)	(284)		—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—		—
Other	(1)	—	(20)	13		—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(36,973)	(9,164)	(43,051)	(7,454)		(265)
NET INCREASE (DECREASE) IN NET ASSETS	(9,327)	(20,074)	(21,088)	(22,312)		—
NET ASSETS
Beginning of Year or Period	91,288	111,362	107,427	129,739		—
End of Year or Period	$81,961	$91,288	$86,339	$107,427		$—

			Schwab VIT
	Schwab VIT Balanced		Balanced with Growth		Schwab VIT Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$724,178	$432,633	$1,695,977	$1,244,129	$1,676,540	$1,264,415
Realized gain (loss) on investments	236,286	(6)	865,038	47,383	1,125,464	397,744
Change in net unrealized appreciation (depreciation) on investments	7,040,030	(3,641,779)	19,147,259	(11,366,313)	23,408,912	(14,431,331)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,000,494	(3,209,152)	21,708,274	(10,074,801)	26,210,916	(12,769,172)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,417,995	7,867,112	7,784,254	11,649,531	5,249,546	12,767,222
Transfers between variable and fixed accounts, net	657,530	(365,807)	1,056,708	134,403	(1,714,238)	568,937
Contract benefits and terminations	(8,774,554)	(3,939,095)	(10,740,927)	(11,317,952)	(9,044,519)	(11,058,784)
Contract charges and deductions	(274,675)	(284,671)	(688,628)	(716,453)	(953,956)	(976,244)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	238	(999)	(5,448)	1,727	(1,284)	10,642
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,973,466)	3,276,540	(2,594,041)	(248,744)	(6,464,451)	1,311,773
NET INCREASE (DECREASE) IN NET ASSETS	6,027,028	67,388	19,114,233	(10,323,545)	19,746,465	(11,457,399)
NET ASSETS
Beginning of Year	58,844,444	58,777,056	126,869,239	137,192,784	132,422,989	143,880,388
End of Year	$64,871,472	$58,844,444	$145,983,472	$126,869,239	$152,169,454	$132,422,989

(1) All units were fully redeemed or transferred in 2018 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
	State Street		VanEck VIP
	Total Return V.I.S. Class 3		Global Hard Assets Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,035,940	$2,630,853	$(169,891)	$(200,829)
Realized gain (loss) on investments	(9,383,865)	92,529,139	(482,607)	(56,603)
Change in net unrealized appreciation (depreciation) on investments	60,704,877	(129,776,341)	1,989,300	(4,624,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,356,952	(34,616,349)	1,336,802	(4,882,334)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,291,810	22,099,449	1,241,010	1,253,475
Transfers between variable and fixed accounts, net	(2,003,078)	4,181,069	2,067,968	(384,828)
Contract benefits and terminations	(58,715,822)	(61,346,862)	(1,707,789)	(1,438,294)
Contract charges and deductions	(4,055,055)	(4,445,793)	(6,074)	(6,686)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(467)	—
Other	(3,209)	2,240	464	(107)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(52,485,354)	(39,509,897)	1,595,112	(576,440)
NET INCREASE (DECREASE) IN NET ASSETS	1,871,598	(74,126,246)	2,931,914	(5,458,774)
NET ASSETS
Beginning of Year	404,148,979	478,275,225	11,751,306	17,210,080
End of Year	$406,020,577	$404,148,979	$14,683,220	$11,751,306

See Notes to Financial Statements

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2019	$10.64	$11.46	2,151,095	$23,795,771	0.00%	0.30%	2.00%	8.73%	10.59%
2018	9.78	10.38	1,148,625	11,581,723	0.00%	0.30%	2.00%	(3.89)%	(2.24)%
2017	10.18	10.62	909,570	9,460,743	0.00%	0.30%	2.00%	2.93%	4.69%
2016	9.89	10.16	537,638	5,386,512	0.00%	0.30%	2.00%	3.37%	4.82%
05/04/2015 - 12/31/2015	9.60	9.69	202,529	1,951,849	0.00%	0.40%	1.80%	(3.81)%	(3.52)%
Diversified Bond Class I
2019	$11.16	$17.73	13,472,666	$182,275,698	0.00%	0.30%	2.00%	10.76%	12.66%
2018	10.03	15.75	11,784,263	145,114,938	0.00%	0.30%	2.00%	(3.32)%	(1.65)%
2017	10.74	16.03	11,361,172	146,494,032	0.00%	0.30%	2.00%	4.77%	6.45%
2016	10.38	15.06	10,600,495	131,681,727	0.00%	0.40%	2.00%	2.97%	4.62%
2015	10.06	14.40	9,631,150	116,601,479	0.00%	0.40%	2.00%	(0.95)%	0.65%
Floating Rate Income Class I
2019	$10.64	$12.25	14,377,073	$165,220,344	0.00%	0.30%	2.00%	5.97%	7.78%
2018	10.02	11.38	6,020,102	64,891,680	0.00%	0.30%	2.00%	(2.02)%	(0.33)%
2017	10.16	11.43	4,156,679	45,409,928	0.00%	0.30%	2.00%	1.71%	3.45%
2016	10.14	11.06	3,946,049	42,106,982	0.00%	0.30%	2.00%	6.24%	7.95%
2015	9.82	10.24	4,113,007	41,016,747	0.00%	0.40%	2.00%	(1.13)%	0.46%
High Yield Bond Class I
2019	$11.15	$28.14	9,943,416	$180,716,346	0.00%	0.30%	2.00%	11.73%	13.64%
2018	9.91	24.79	9,511,531	156,838,974	0.00%	0.30%	2.00%	(5.20)%	(3.56)%
2017	10.38	25.73	10,424,807	185,037,902	0.00%	0.30%	2.00%	5.62%	7.32%
2016	10.59	24.06	11,179,748	193,712,176	0.00%	0.40%	2.00%	13.09%	14.91%
2015	9.34	21.15	10,644,545	167,899,512	0.00%	0.40%	2.00%	(6.53)%	(5.02)%
Inflation Managed Class I
2019	$9.24	$23.99	10,343,826	$169,617,916	0.00%	0.30%	2.00%	6.49%	8.32%
2018	8.66	22.39	11,247,518	176,500,238	0.00%	0.30%	2.00%	(4.10)%	(2.45)%
2017	9.02	23.21	12,265,881	204,083,093	0.00%	0.30%	2.00%	1.63%	3.37%
2016	8.85	22.70	12,952,814	216,884,736	0.00%	0.30%	2.00%	3.04%	4.70%
2015	8.57	21.90	14,396,686	237,158,579	0.00%	0.40%	2.00%	(4.98)%	(3.45)%
Inflation Strategy Class I
2019	$8.81	$11.02	1,392,191	$13,604,501	0.00%	0.30%	2.00%	5.67%	7.48%
2018	8.32	10.26	1,570,921	14,470,132	0.00%	0.30%	2.00%	(3.45)%	(1.84)%
2017	8.60	10.46	1,550,670	14,710,068	0.00%	0.30%	1.95%	1.16%	2.84%
2016	8.49	10.18	1,502,436	14,002,168	0.00%	0.30%	2.00%	(0.10)%	1.45%
2015	8.49	10.04	1,778,734	16,567,266	0.00%	0.40%	2.00%	(5.12)%	(3.59)%
Managed Bond Class I
2019	$10.40	$27.05	22,284,620	$381,005,513	0.00%	0.30%	2.00%	6.34%	8.17%
2018	9.76	25.29	21,835,220	364,851,787	0.00%	0.30%	2.00%	(2.58)%	(0.90)%
2017	10.00	25.80	22,936,556	402,527,859	0.00%	0.30%	2.00%	2.65%	4.30%
2016	9.72	24.98	23,644,535	416,030,223	0.00%	0.40%	2.00%	0.84%	2.46%
2015	9.62	24.63	25,570,067	456,389,626	0.00%	0.40%	2.00%	(1.43)%	0.16%
Short Duration Bond Class I
2019	$9.72	$12.92	32,261,598	$341,983,698	0.00%	0.30%	2.00%	2.16%	3.91%
2018	9.49	12.44	30,236,850	311,504,706	0.00%	0.30%	2.00%	(0.88)%	0.83%
2017	9.56	12.35	30,998,708	319,786,586	0.00%	0.30%	2.00%	(0.74)%	0.95%
2016	9.61	12.25	29,768,754	307,361,924	0.00%	0.30%	2.00%	(0.32)%	1.28%
2015	9.62	12.09	30,136,225	309,455,423	0.00%	0.40%	2.00%	(1.67)%	(0.09)%
Emerging Markets Debt Class I
2019	$10.36	$12.64	1,777,321	$20,249,407	0.00%	0.30%	2.00%	7.35%	9.19%
2018	9.63	11.59	1,797,712	18,951,916	0.00%	0.30%	2.00%	(7.34)%	(5.74)%
2017	10.37	12.31	2,013,734	22,825,282	0.00%	0.30%	2.00%	10.86%	12.64%
2016	9.34	10.93	1,407,822	14,351,136	0.00%	0.40%	2.00%	14.71%	16.55%
2015	8.13	9.37	1,216,076	10,762,394	0.00%	0.40%	2.00%	(6.32)%	(4.80)%
Comstock Class I
2019	$12.17	$27.69	9,134,455	$197,827,146	0.00%	0.30%	2.00%	22.25%	24.35%
2018	9.91	22.29	9,819,439	172,698,671	0.00%	0.30%	2.00%	(14.12)%	(12.63)%
2017	11.89	25.54	10,246,575	209,743,589	0.00%	0.30%	2.00%	15.44%	17.29%
2016	13.56	21.77	11,122,907	196,799,642	0.00%	0.40%	2.00%	15.18%	17.03%
2015	11.75	18.60	12,153,511	185,376,884	0.00%	0.40%	2.00%	(7.91)%	(6.42)%

See Notes to Financial Statements	See explanation of references on page SA-50

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Developing Growth Class I
2019	$16.25	$29.15	5,053,589	$116,165,093	0.00%	0.30%	2.00%	29.29%	31.51%
2018	13.62	22.19	5,514,620	98,638,713	0.00%	0.30%	2.00%	3.45%	5.23%
2017	12.99	21.11	5,581,503	96,784,780	0.00%	0.30%	2.00%	27.65%	29.70%
2016	10.44	16.35	6,224,494	84,377,998	0.00%	0.40%	2.00%	(4.39)%	(2.85)%
2015	10.90	17.04	6,746,976	96,302,632	0.00%	0.40%	2.00%	(10.17)%	(8.72)%
Dividend Growth Class I
2019	$14.07	$32.64	14,570,294	$360,631,080	0.00%	0.30%	2.00%	28.05%	30.25%
2018	10.94	25.09	14,056,494	274,423,228	0.00%	0.30%	2.00%	(3.25)%	(1.58)%
2017	11.26	25.52	14,677,356	298,908,323	0.00%	0.30%	2.00%	16.72%	18.60%
2016	13.95	21.52	15,083,139	265,325,367	0.00%	0.40%	2.00%	9.26%	11.02%
2015	12.74	19.38	14,269,953	230,776,564	0.00%	0.40%	2.00%	0.07%	1.68%
Equity Index Class I
2019	$13.84	$54.77	42,320,089	$1,044,372,214	0.00%	0.30%	2.00%	28.50%	30.70%
2018	10.69	42.36	39,266,074	770,008,055	0.00%	0.30%	2.00%	(6.63)%	(5.02)%
2017	11.37	45.10	35,402,014	774,542,663	0.00%	0.30%	2.00%	19.08%	21.12%
2016	10.23	37.65	29,000,838	566,929,068	0.00%	0.30%	2.00%	9.41%	11.17%
2015	12.92	34.20	24,992,385	473,313,135	0.00%	0.40%	2.00%	(0.86)%	0.74%
Focused Growth Class I
2019	$16.29	$63.28	5,518,935	$176,509,190	0.00%	0.30%	2.00%	32.78%	35.06%
2018	13.73	46.90	5,377,847	132,603,632	0.00%	0.30%	2.00%	2.90%	4.67%
2017	13.14	44.85	5,314,062	129,578,140	0.00%	0.30%	2.00%	26.94%	28.98%
2016	12.92	34.77	5,171,075	100,426,734	0.00%	0.40%	2.00%	0.32%	1.94%
2015	12.87	34.11	5,857,301	115,422,573	0.00%	0.40%	2.00%	7.91%	9.65%
Growth Class I
2019	$16.30	$69.38	7,725,298	$313,122,387	0.00%	0.30%	2.00%	35.40%	37.72%
2018	11.98	50.93	7,589,376	238,326,340	0.00%	0.30%	2.00%	0.36%	2.09%
2017	11.87	50.44	7,279,286	241,794,590	0.00%	0.30%	2.00%	29.05%	31.12%
2016	14.03	38.86	6,975,730	192,689,145	0.00%	0.40%	2.00%	0.19%	1.81%
2015	13.97	38.55	7,579,783	212,697,199	0.00%	0.40%	2.00%	5.33%	7.03%
Large-Cap Growth Class I
2019	$15.72	$36.37	9,225,050	$213,262,358	0.00%	0.30%	2.00%	29.72%	31.95%
2018	12.05	27.69	9,251,139	163,354,575	0.00%	0.30%	2.00%	(0.14)%	1.58%
2017	13.53	27.38	8,806,973	154,330,909	0.00%	0.30%	2.00%	31.05%	33.16%
2016	10.90	20.63	8,541,364	112,315,118	0.00%	0.40%	2.00%	(1.48)%	0.11%
2015	11.03	20.68	10,793,794	141,766,374	0.00%	0.40%	2.00%	3.99%	5.67%
Large-Cap Value Class I
2019	$12.35	$30.31	8,646,430	$205,659,391	0.00%	0.30%	2.00%	25.92%	28.08%
2018	9.74	23.93	9,256,573	176,677,899	0.00%	0.30%	2.00%	(11.15)%	(9.62)%
2017	10.89	26.77	9,827,960	214,499,954	0.00%	0.30%	2.00%	11.70%	13.61%
2016	10.14	23.82	10,454,979	207,532,086	0.00%	0.30%	2.00%	10.64%	12.42%
2015	12.19	21.41	11,304,558	203,851,947	0.00%	0.40%	2.00%	(4.91)%	(3.37)%
Main Street Core Class I
2019	$14.38	$42.88	9,529,328	$293,457,670	0.00%	0.30%	2.00%	29.52%	31.74%
2018	10.93	32.91	10,633,140	253,542,764	0.00%	0.30%	2.00%	(9.58)%	(8.02)%
2017	11.94	36.17	10,697,448	288,946,584	0.00%	0.30%	2.00%	14.77%	16.62%
2016	14.52	31.33	11,790,047	280,082,160	0.00%	0.40%	2.00%	9.62%	11.38%
2015	13.22	28.41	12,299,542	273,304,962	0.00%	0.40%	2.00%	1.31%	2.94%
Mid-Cap Equity Class I
2019	$12.42	$46.45	6,996,655	$209,138,478	0.00%	0.30%	2.00%	18.45%	20.48%
2018	10.43	38.98	7,287,312	188,424,421	0.00%	0.30%	2.00%	(11.51)%	(9.99)%
2017	12.64	43.78	7,230,346	221,541,017	0.00%	0.30%	2.00%	21.82%	23.78%
2016	14.46	35.73	7,115,623	191,476,971	0.00%	0.40%	2.00%	16.09%	17.95%
2015	12.43	30.59	7,793,970	184,789,748	0.00%	0.40%	2.00%	(0.45)%	1.16%
Mid-Cap Growth Class I
2019	$16.07	$30.93	10,774,027	$258,256,271	0.00%	0.30%	2.00%	35.71%	38.04%
2018	11.76	22.54	11,170,460	198,481,470	0.00%	0.30%	2.00%	(1.83)%	(0.14)%
2017	11.89	22.91	11,487,278	208,391,053	0.00%	0.30%	2.00%	24.98%	26.98%
2016	11.49	18.28	11,905,807	173,111,392	0.00%	0.40%	2.00%	4.17%	5.85%
2015	10.99	17.51	12,839,293	178,825,887	0.00%	0.40%	2.00%	(7.60)%	(6.10)%

See Notes to Financial Statements	See explanation of references on page SA-50

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Mid-Cap Value Class I
2019	$12.76	$34.75	4,350,388	$97,366,796	0.00%	0.30%	2.00%	27.37%	29.55%
2018	9.87	26.85	4,398,530	76,990,322	0.00%	0.30%	2.00%	(16.49)%	(15.05)%
2017	11.64	31.64	4,455,306	95,753,067	0.00%	0.30%	2.00%	13.18%	15.12%
2016	10.13	27.51	4,289,298	84,417,787	0.00%	0.30%	2.00%	13.01%	14.83%
2015	12.06	23.96	4,157,481	73,520,578	0.00%	0.40%	2.00%	(2.35)%	(0.77)%
Small-Cap Equity Class I
2019	$11.94	$34.42	2,666,253	$54,430,618	0.00%	0.30%	2.00%	21.50%	23.59%
2018	9.68	27.88	2,597,583	44,747,889	0.00%	0.30%	2.00%	(14.65)%	(13.17)%
2017	11.17	32.14	2,458,757	51,461,956	0.00%	0.30%	2.00%	6.57%	8.29%
2016	14.44	29.68	2,588,225	52,954,215	0.00%	0.40%	2.00%	27.85%	29.90%
2015	11.28	22.85	2,110,604	34,326,114	0.00%	0.40%	2.00%	(9.71)%	(8.25)%
Small-Cap Index Class I
2019	$11.94	$36.58	10,182,090	$233,189,346	0.00%	0.30%	2.00%	22.33%	24.42%
2018	9.71	29.43	9,742,504	187,508,926	0.00%	0.30%	2.00%	(13.32)%	(11.82)%
2017	11.15	33.40	9,016,533	211,161,458	0.00%	0.30%	2.00%	11.81%	13.72%
2016	10.34	29.40	8,065,207	181,325,886	0.00%	0.30%	2.00%	18.28%	20.18%
2015	11.99	24.46	8,181,276	160,293,067	0.00%	0.40%	2.00%	(6.81)%	(5.31)%
Small-Cap Value Class I
2019	$10.87	$52.16	4,552,357	$114,480,115	0.00%	0.30%	2.00%	20.16%	22.22%
2018	9.00	42.72	4,539,485	98,856,096	0.00%	0.30%	2.00%	(17.96)%	(16.54)%
2017	11.09	51.24	4,675,161	129,260,288	0.00%	0.30%	2.00%	6.51%	8.33%
2016	10.26	47.35	4,792,527	131,490,936	0.00%	0.30%	2.00%	27.04%	29.08%
2015	11.68	36.68	4,475,846	101,059,861	0.00%	0.40%	2.00%	(6.23)%	(4.72)%
Value Advantage Class I
2019	$13.28	$19.02	2,407,374	$42,826,045	0.00%	0.30%	2.00%	24.45%	26.58%
2018	10.51	15.04	2,092,943	29,758,832	0.00%	0.30%	2.00%	(10.88)%	(9.34)%
2017	11.61	16.61	1,902,695	30,256,764	0.00%	0.30%	2.00%	12.06%	13.98%
2016	10.21	14.59	1,741,400	24,600,438	0.00%	0.30%	2.00%	14.24%	16.02%
2015	12.06	12.57	1,113,936	13,703,933	0.00%	0.40%	2.00%	(6.53)%	(5.07)%
Emerging Markets Class I
2019	$12.23	$79.33	8,977,104	$199,638,291	0.00%	0.30%	2.00%	23.12%	25.23%
2018	9.86	63.42	9,588,606	178,868,614	0.00%	0.30%	2.00%	(13.75)%	(12.26)%
2017	11.24	72.35	9,314,917	211,020,836	0.00%	0.30%	2.00%	31.86%	34.11%
2016	8.38	54.00	8,497,788	157,344,732	0.00%	0.30%	2.00%	4.36%	6.04%
2015	8.00	50.92	8,604,350	162,136,807	0.00%	0.40%	2.00%	(15.75)%	(14.39)%
International Large-Cap Class I
2019	$12.81	$29.23	15,285,757	$264,096,383	0.00%	0.30%	2.00%	25.50%	27.65%
2018	10.16	22.92	16,898,528	231,939,706	0.00%	0.30%	2.00%	(13.57)%	(12.08)%
2017	12.46	26.09	17,360,973	274,976,261	0.00%	0.30%	2.00%	24.99%	27.00%
2016	9.97	20.54	19,170,325	242,468,735	0.00%	0.40%	2.00%	(2.05)%	(0.47)%
2015	10.16	20.64	20,108,329	258,982,186	0.00%	0.40%	2.00%	(2.41)%	(0.83)%
International Small-Cap Class I
2019	$10.94	$19.95	3,062,801	$41,971,971	0.00%	0.30%	2.00%	17.69%	19.71%
2018	9.23	16.74	3,211,173	37,108,549	0.00%	0.30%	2.00%	(23.71)%	(22.39)%
2017	13.45	21.67	3,211,943	48,215,389	0.00%	0.30%	2.00%	29.31%	31.39%
2016	10.52	16.55	3,378,509	38,784,671	0.00%	0.40%	2.00%	1.38%	3.01%
2015	10.37	16.12	4,128,852	46,189,477	0.00%	0.40%	2.00%	4.32%	6.00%
International Value Class I
2019	$7.56	$14.66	9,225,209	$114,596,679	0.00%	0.30%	2.00%	14.29%	16.25%
2018	6.61	12.68	9,595,349	103,783,244	0.00%	0.30%	2.00%	(16.65)%	(15.21)%
2017	7.93	15.12	9,834,920	126,982,696	0.00%	0.30%	2.00%	19.17%	21.21%
2016	6.65	12.61	10,851,608	116,712,247	0.00%	0.30%	2.00%	0.94%	2.57%
2015	6.58	12.42	11,850,630	124,962,971	0.00%	0.40%	2.00%	(4.56)%	(3.02)%
Health Sciences Class I
2019	$14.61	$75.71	7,808,345	$301,373,616	0.00%	0.30%	2.00%	23.28%	25.39%
2018	11.79	60.44	8,381,895	269,301,230	0.00%	0.30%	2.00%	5.75%	7.57%
2017	12.38	56.24	8,438,143	265,861,240	0.00%	0.30%	2.00%	21.52%	23.47%
2016	15.41	45.55	8,528,700	231,374,915	0.00%	0.40%	2.00%	(7.83)%	(6.35)%
2015	16.68	48.64	9,590,591	294,158,776	0.00%	0.40%	2.00%	7.42%	9.15%

See Notes to Financial Statements	See explanation of references on page SA-50

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Real Estate Class I
2019	$13.03	$63.11	5,315,569	$143,979,376	0.00%	0.30%	2.00%	28.69%	30.89%
2018	9.98	48.75	5,741,006	121,398,736	0.00%	0.30%	2.00%	(9.29)%	(7.73)%
2017	10.84	53.42	6,555,664	153,948,997	0.00%	0.30%	2.00%	1.20%	2.82%
2016	12.03	52.48	6,779,063	164,758,555	0.00%	0.40%	2.00%	4.49%	6.17%
2015	11.49	49.92	7,069,795	170,895,322	0.00%	0.40%	2.00%	(0.49)%	1.12%
Technology Class I
2019	$11.79	$24.32	7,653,316	$142,235,523	0.00%	0.30%	2.00%	33.62%	35.91%
2018	8.80	18.15	7,966,233	109,014,566	0.00%	0.30%	2.00%	(0.24)%	1.48%
2017	8.80	18.15	7,597,226	102,089,215	0.00%	0.30%	2.00%	36.05%	38.23%
2016	6.45	13.31	6,864,188	66,534,514	0.00%	0.40%	2.00%	(8.46)%	(6.98)%
2015	7.03	14.50	7,425,818	76,611,922	0.00%	0.40%	2.00%	(4.96)%	(3.43)%
Currency Strategies Class I
2019	$10.03	$11.26	310,067	$3,245,601	0.00%	0.30%	2.00%	(1.42)%	0.27%
2018	10.15	11.24	331,932	3,497,651	0.00%	0.30%	2.00%	3.76%	5.55%
2017	9.63	10.66	343,749	3,469,669	0.00%	0.30%	2.00%	(5.49)%	(3.97)%
2016	10.35	11.10	394,322	4,184,452	0.00%	0.40%	2.00%	2.81%	4.46%
2015	10.05	10.63	319,034	3,272,258	0.00%	0.40%	2.00%	(0.58)%	1.02%
Pacific Dynamix - Conservative Growth Class I
2019	$11.45	$20.24	33,572,437	$504,881,921	0.00%	0.30%	2.00%	13.18%	15.12%
2018	10.05	17.60	34,320,308	457,602,754	0.00%	0.30%	2.00%	(5.76)%	(4.13)%
2017	10.59	18.38	34,531,502	491,604,838	0.00%	0.30%	2.00%	7.77%	9.50%
2016	10.90	16.78	34,779,910	464,351,611	0.00%	0.40%	2.00%	4.73%	6.41%
2015	10.39	15.77	31,204,973	401,332,027	0.00%	0.40%	2.00%	(3.06)%	(1.49)%
Pacific Dynamix - Moderate Growth Class I
2019	$11.74	$23.78	140,905,132	$2,309,891,015	0.00%	0.30%	2.00%	16.59%	18.58%
2018	10.04	20.07	144,819,535	2,056,345,198	0.00%	0.30%	2.00%	(7.41)%	(5.81)%
2017	10.84	21.33	142,605,677	2,214,319,925	0.00%	0.30%	2.00%	11.54%	13.45%
2016	10.17	18.82	131,642,580	1,858,370,366	0.00%	0.30%	2.00%	6.31%	8.02%
2015	10.68	17.42	122,652,930	1,647,867,563	0.00%	0.40%	2.00%	(3.79)%	(2.24)%
Pacific Dynamix - Growth Class I
2019	$12.28	$27.81	37,812,246	$744,887,106	0.00%	0.30%	2.00%	20.50%	22.57%
2018	10.14	22.71	37,185,605	622,881,911	0.00%	0.30%	2.00%	(9.13)%	(7.56)%
2017	11.10	24.59	36,584,813	681,743,289	0.00%	0.30%	2.00%	15.20%	17.05%
2016	10.21	21.01	34,116,830	559,105,960	0.00%	0.40%	2.00%	8.00%	9.73%
2015	11.01	19.15	34,271,476	522,517,660	0.00%	0.40%	2.00%	(4.38)%	(2.84)%
Portfolio Optimization Conservative Class I
2019	$10.95	$13.88	112,674,680	$1,415,956,727	0.00%	0.30%	2.00%	9.98%	11.86%
2018	9.89	12.42	122,666,989	1,395,000,702	0.00%	0.30%	2.00%	(5.30)%	(3.67)%
2017	10.37	12.91	140,870,741	1,684,288,523	0.00%	0.30%	2.00%	5.25%	7.05%
2016	10.11	12.07	165,728,474	1,873,697,960	0.00%	0.30%	2.00%	3.74%	5.41%
2015	9.86	11.45	182,843,503	1,983,939,781	0.00%	0.40%	2.00%	(2.01)%	(0.43)%
Portfolio Optimization Moderate-Conservative Class I
2019	$11.32	$15.15	160,008,744	$2,202,281,279	0.00%	0.30%	2.00%	13.00%	14.93%
2018	9.95	13.22	182,298,210	2,208,202,437	0.00%	0.30%	2.00%	(6.88)%	(5.27)%
2017	10.61	14.02	211,675,881	2,738,883,461	0.00%	0.30%	2.00%	8.60%	10.35%
2016	10.78	12.75	239,465,540	2,839,652,691	0.00%	0.40%	2.00%	4.68%	6.36%
2015	10.28	12.03	270,360,491	3,047,900,125	0.00%	0.40%	2.00%	(2.38)%	(0.81)%
Portfolio Optimization Moderate Class I
2019	$11.49	$16.73	615,901,678	$9,125,390,297	0.00%	0.30%	2.00%	16.11%	18.10%
2018	9.87	14.23	705,768,256	8,963,320,335	0.00%	0.30%	2.00%	(8.41)%	(6.83)%
2017	10.78	15.35	807,845,322	11,150,490,771	0.00%	0.30%	2.00%	10.98%	12.88%
2016	10.16	13.66	911,170,206	11,277,155,614	0.00%	0.30%	2.00%	5.95%	7.65%
2015	10.64	12.79	1,021,212,696	11,871,745,564	0.00%	0.40%	2.00%	(2.33)%	(0.76)%
Portfolio Optimization Growth Class I
2019	$13.04	$18.44	492,110,249	$7,818,850,939	0.00%	0.30%	2.00%	19.25%	21.29%
2018	10.77	15.27	563,059,591	7,468,425,206	0.00%	0.30%	2.00%	(10.02)%	(8.47)%
2017	11.82	16.76	645,370,093	9,470,596,190	0.00%	0.30%	2.00%	14.09%	16.04%
2016	10.18	14.59	731,102,068	9,362,255,525	0.00%	0.30%	2.00%	6.66%	8.38%
2015	11.02	13.63	827,906,037	9,892,294,042	0.00%	0.40%	2.00%	(2.30)%	(0.73)%

See Notes to Financial Statements	See explanation of references on page SA-50

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Portfolio Optimization Aggressive-Growth Class I
2019	$12.16	$19.59	101,347,267	$1,659,745,072	0.00%	0.30%	2.00%	21.31%	23.39%
2018	9.97	15.95	117,617,743	1,580,123,542	0.00%	0.30%	2.00%	(11.20)%	(9.67)%
2017	12.06	17.83	132,519,299	1,996,079,978	0.00%	0.30%	2.00%	16.25%	18.12%
2016	12.05	15.27	150,050,357	1,935,350,732	0.00%	0.40%	2.00%	7.17%	8.89%
2015	11.22	14.20	168,893,013	2,023,332,419	0.00%	0.40%	2.00%	(2.87)%	(1.31)%
PSF DFA Balanced Allocation Class D
2019	$11.71	$13.18	17,533,417	$223,629,160	0.00%	0.30%	2.00%	17.38%	19.39%
2018	9.95	11.05	13,984,638	150,670,897	0.00%	0.30%	2.00%	(8.06)%	(6.47)%
2017	10.84	11.83	8,143,033	94,769,463	0.00%	0.30%	2.00%	10.75%	12.53%
05/03/2016 - 12/31/2016	10.40	10.51	3,046,252	31,822,324	0.00%	0.40%	2.00%	4.78%	4.78%
Invesco Oppenheimer V.I. Global Series II
2019	$13.62	$15.53	1,488,720	$21,391,688	0.64%	0.30%	2.00%	28.85%	31.06%
2018	10.50	11.85	1,385,063	15,319,920	0.85%	0.30%	2.00%	(15.12)%	(13.65)%
2017	12.28	13.72	1,407,294	18,166,007	0.71%	0.30%	2.00%	33.63%	35.78%
2016	9.52	9.70	193,754	1,856,673	0.75%	0.40%	2.00%	(1.88)%	(1.30)%
11/13/2015 - 12/31/2015	9.73	9.74	10,774	104,875	0.00%	1.15%	1.75%	(0.57)%	(0.53)%
Invesco Oppenheimer V.I. International Growth Series II
2019	$11.50	$13.26	1,226,707	$14,698,332	0.72%	0.30%	2.00%	25.42%	27.57%
2018	9.17	10.40	1,233,981	11,685,079	0.62%	0.30%	2.00%	(21.15)%	(19.79)%
2017	11.63	12.96	901,922	10,707,364	1.14%	0.30%	2.00%	23.95%	25.94%
2016	9.38	9.56	359,358	3,397,657	0.81%	0.40%	2.00%	(4.40)%	(3.10)%
10/30/2015 - 12/31/2015	9.84	9.86	30,407	299,519	0.00%	0.40%	1.75%	(1.49)%	(1.49)%
Invesco V.I. Balanced-Risk Allocation Series II
2019	$11.02	$22.01	20,202,936	$320,444,489	0.00%	0.30%	2.00%	12.61%	14.54%
2018	9.74	19.24	22,504,624	322,179,645	1.27%	0.30%	2.00%	(8.57)%	(6.99)%
2017	10.60	20.70	25,137,938	400,851,209	3.72%	0.30%	2.00%	7.66%	9.50%
2016	10.15	18.92	27,202,624	411,438,619	0.20%	0.30%	2.00%	9.31%	11.07%
2015	9.56	17.04	25,599,218	360,382,294	3.73%	0.40%	2.00%	(6.29)%	(4.78)%
Invesco V.I. Equity and Income Series II
2019	$11.27	$13.95	3,947,659	$51,983,779	2.36%	0.30%	2.00%	17.63%	19.65%
2018	9.54	11.67	3,724,610	41,332,203	2.07%	0.30%	2.00%	(11.53)%	(10.00)%
2017	11.18	12.98	3,319,215	41,292,384	1.44%	0.30%	2.00%	8.59%	10.34%
2016	11.17	11.77	3,032,859	34,520,360	1.73%	0.40%	2.00%	12.57%	14.38%
2015	9.82	10.29	1,873,018	18,778,909	2.96%	0.40%	2.00%	(4.51)%	(2.97)%
Invesco V.I. Global Real Estate Series II
2019	$11.35	$13.30	810,384	$9,561,900	3.62%	0.30%	2.00%	20.22%	22.28%
2018	9.44	10.87	643,423	6,257,587	3.77%	0.30%	2.00%	(8.20)%	(6.62)%
2017	10.28	11.64	566,539	5,943,149	3.36%	0.30%	2.00%	10.50%	12.39%
2016	9.30	10.36	397,040	3,734,563	1.79%	0.30%	2.00%	(0.19)%	1.41%
05/04/2015 - 12/31/2015	9.32	9.42	195,856	1,833,817	6.59%	0.40%	2.00%	(6.97)%	(6.97)%
American Century VP Mid Cap Value Class II
2019	$11.67	$21.75	4,696,915	$88,473,524	1.90%	0.30%	2.00%	26.44%	28.61%
2018	9.19	16.93	4,648,111	69,290,350	1.27%	0.30%	2.00%	(14.70)%	(13.22)%
2017	10.73	19.52	4,449,662	78,338,816	1.39%	0.30%	2.00%	9.27%	11.13%
2016	10.13	17.59	4,449,907	72,613,873	1.62%	0.30%	2.00%	20.29%	22.23%
2015	12.69	14.39	2,334,721	31,422,843	1.54%	0.40%	2.00%	(3.53)%	(1.97)%
American Funds IS Asset Allocation Fund Class 4
2019	$12.14	$14.71	243,250,672	$3,309,209,188	1.73%	0.30%	2.00%	18.53%	20.56%
2018	10.19	12.25	246,768,480	2,810,176,638	1.46%	0.30%	2.00%	(6.73)%	(5.12)%
2017	10.87	12.97	240,961,888	2,922,206,753	1.37%	0.30%	2.00%	13.62%	15.56%
2016	10.11	11.28	231,803,255	2,457,433,788	1.48%	0.30%	2.00%	7.01%	8.73%
2015	9.81	10.41	216,461,588	2,129,508,180	8.53%	0.40%	2.00%	0.19%	0.39%
American Funds IS Blue Chip Income and Growth Class 4
2019	$11.88	$14.67	8,965,013	$126,418,067	2.08%	0.30%	2.00%	18.64%	20.67%
2018	9.96	12.17	7,269,940	85,722,867	1.96%	0.30%	2.00%	(10.73)%	(9.19)%
2017	11.12	13.41	5,772,293	75,700,161	2.06%	0.30%	2.00%	14.40%	16.24%
2016	11.33	11.54	4,525,632	51,646,555	3.61%	0.40%	2.00%	16.39%	18.02%
11/02/2015 - 12/31/2015	9.75	9.78	229,539	2,240,733	See Note (5)	0.40%	1.80%	(3.51)%	(3.46)%

See Notes to Financial Statements	See explanation of references on page SA-50

 SEPARATE ACCOUNT A

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Bond Class 4
2019	$10.48	$11.20	6,600,411	$71,857,165	2.80%	0.30%	2.00%	6.92%	8.75%
2018	9.80	10.31	4,611,732	46,516,940	2.63%	0.30%	2.00%	(2.71)%	(1.18)%
2017	10.12	10.44	3,034,732	31,215,177	2.50%	0.30%	2.00%	1.40%	2.98%
2016	9.96	10.15	1,486,630	14,962,175	2.17%	0.30%	2.00%	0.92%	2.39%
11/03/2015 - 12/31/2015	9.89	9.91	88,696	877,973	See Note (5)	0.40%	1.85%	(0.81)%	(0.81)%
American Funds IS Capital Income Builder Class 4
2019	$11.16	$12.43	9,363,187	$110,011,255	2.68%	0.30%	2.00%	15.29%	17.27%
2018	9.68	10.60	8,466,870	85,368,961	2.72%	0.30%	2.00%	(9.10)%	(7.53)%
2017	10.65	11.46	7,548,239	82,933,134	2.57%	0.30%	2.00%	10.42%	12.20%
2016	9.64	10.06	6,532,328	64,382,863	3.09%	0.40%	2.00%	1.74%	3.37%
2015	9.48	9.73	4,624,843	44,441,584	2.69%	0.40%	2.00%	(3.69)%	(2.18)%
American Funds IS Global Balanced Class 4
2019	$12.68	$13.55	4,799,248	$63,144,585	1.14%	0.30%	2.00%	17.83%	19.85%
2018	10.76	11.32	4,336,770	47,966,295	1.17%	0.30%	2.00%	(8.18)%	(6.59)%
2017	11.72	12.13	3,314,682	39,520,262	1.59%	0.30%	2.00%	17.02%	18.90%
2016	10.01	10.20	915,019	9,252,896	2.43%	0.40%	2.00%	2.15%	3.43%
11/10/2015 - 12/31/2015	9.80	9.82	65,020	638,224	See Note (5)	0.75%	2.00%	(1.04)%	(0.95)%
American Funds IS Global Bond Class 4
2019	$10.44	$11.20	1,477,082	$16,045,481	1.46%	0.30%	2.00%	5.41%	7.21%
2018	9.90	10.45	1,258,572	12,821,962	2.20%	0.30%	2.00%	(3.57)%	(1.90)%
2017	10.27	10.65	836,041	8,739,645	0.52%	0.30%	2.00%	4.53%	6.21%
2016	9.83	10.01	433,050	4,294,379	0.76%	0.40%	2.00%	0.90%	2.01%
11/05/2015 - 12/31/2015	9.79	9.81	32,324	316,956	0.00%	0.40%	1.80%	(1.27)%	(1.27)%
American Funds IS Global Growth and Income Class 4
2019	$13.28	$15.30	3,022,917	$44,898,187	1.93%	0.30%	2.00%	28.14%	30.34%
2018	10.31	11.75	2,456,273	28,176,906	1.68%	0.30%	2.00%	(11.68)%	(10.16)%
2017	11.63	13.09	1,693,500	21,786,618	3.04%	0.30%	2.00%	23.34%	25.32%
2016	10.25	10.44	758,235	7,847,080	3.07%	0.40%	2.00%	5.29%	6.61%
10/30/2015 - 12/31/2015	9.78	9.80	70,911	693,854	5.82%	0.40%	1.85%	(2.23)%	(2.17)%
American Funds IS Global Growth Class 4
2019	$14.07	$18.15	6,719,991	$115,088,564	1.00%	0.30%	2.00%	32.20%	34.47%
2018	10.59	13.51	6,148,518	78,942,770	0.55%	0.30%	2.00%	(11.05)%	(9.51)%
2017	11.84	14.95	4,938,435	70,733,670	0.67%	0.30%	2.00%	28.53%	30.59%
2016	10.69	11.45	3,597,971	39,881,916	0.70%	0.40%	2.00%	(1.61)%	(0.03)%
2015	10.81	11.45	4,144,888	46,345,794	1.42%	0.40%	2.00%	4.58%	6.26%
American Funds IS Global Small Capitalization Class 4
2019	$13.12	$14.64	1,840,128	$26,084,787	0.01%	0.30%	2.00%	28.65%	30.85%
2018	10.15	11.19	1,471,715	16,044,129	0.02%	0.30%	2.00%	(12.58)%	(11.07)%
2017	11.57	12.58	705,959	8,722,876	0.39%	0.30%	2.00%	23.14%	25.12%
2016	9.83	10.02	269,230	2,676,622	0.17%	0.40%	2.00%	(0.01)%	1.44%
11/03/2015 - 12/31/2015	9.85	9.87	48,286	476,209	0.00%	0.40%	1.85%	(3.61)%	(3.54)%
American Funds IS Growth Class 4
2019	$14.61	$20.13	25,959,828	$449,220,933	0.57%	0.30%	2.00%	27.86%	30.05%
2018	11.37	15.55	26,297,274	352,634,575	0.26%	0.30%	2.00%	(2.49)%	(0.80)%
2017	11.62	15.75	25,511,615	348,008,852	0.45%	0.30%	2.00%	25.46%	27.60%
2016	10.13	12.39	24,270,285	261,801,967	0.59%	0.30%	2.00%	7.06%	8.78%
2015	9.90	11.43	24,828,107	247,895,016	3.60%	0.40%	2.00%	5.58%	5.79%
American Funds IS Growth-Income Class 4
2019	$13.58	$17.63	24,612,458	$388,579,894	1.50%	0.30%	2.00%	23.36%	25.48%
2018	10.95	14.12	25,499,425	323,650,289	1.25%	0.30%	2.00%	(4.01)%	(2.35)%
2017	11.35	14.52	25,370,686	332,875,994	1.30%	0.30%	2.00%	19.67%	21.59%
2016	10.68	11.98	25,849,115	281,066,393	1.32%	0.40%	2.00%	9.06%	10.81%
2015	9.79	10.85	25,541,165	252,300,825	6.09%	0.40%	2.00%	(0.30)%	0.45%
American Funds IS High-Income Bond Class 4
2019	$10.95	$12.76	2,603,736	$31,991,057	6.27%	0.30%	1.95%	10.10%	11.93%
2018	9.88	11.41	1,818,203	20,145,019	5.59%	0.30%	1.95%	(4.53)%	(2.93)%
2017	10.28	11.76	1,647,144	18,994,266	7.09%	0.30%	2.00%	4.58%	6.21%
2016	10.87	11.08	990,390	10,865,001	9.47%	0.40%	2.00%	15.15%	16.83%
10/30/2015 - 12/31/2015	9.46	9.48	52,976	501,712	See Note (5)	0.40%	1.85%	(5.31)%	(5.31)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS International Class 4
2019	$11.86	$13.91	7,321,305	$91,758,888	1.39%	0.30%	2.00%	20.24%	22.30%
2018	9.86	11.38	5,877,732	60,534,823	1.63%	0.30%	2.00%	(15.13)%	(13.67)%
2017	11.62	13.18	4,423,951	53,104,234	1.59%	0.30%	2.00%	29.29%	31.37%
2016	8.99	9.38	2,850,606	26,203,366	1.40%	0.40%	2.00%	1.18%	2.81%
2015	8.88	9.13	2,238,902	20,168,895	1.85%	0.40%	2.00%	(6.50)%	(5.13)%
American Funds IS International Growth and Income Class 4
2019	$11.08	$13.71	4,691,520	$55,508,509	2.42%	0.30%	2.00%	20.04%	22.10%
2018	9.18	11.23	4,409,965	43,001,936	2.08%	0.30%	2.00%	(13.22)%	(11.73)%
2017	10.53	12.72	3,960,415	44,043,588	2.25%	0.30%	2.00%	22.26%	24.22%
2016	8.57	9.35	3,353,345	30,194,240	2.55%	0.40%	2.00%	(0.82)%	0.78%
2015	8.60	9.28	2,992,909	26,968,404	2.32%	0.40%	2.00%	(7.69)%	(6.20)%
American Funds IS Managed Risk Asset Allocation Class P2
2019	$11.76	$14.15	10,804,760	$144,266,036	2.29%	0.30%	2.00%	15.65%	17.63%
2018	10.12	12.05	10,040,824	115,008,587	1.37%	0.30%	2.00%	(6.79)%	(5.18)%
2017	10.80	12.72	9,214,722	112,457,169	0.75%	0.30%	2.00%	12.54%	14.35%
2016	10.57	11.12	7,433,311	80,098,222	1.32%	0.40%	2.00%	5.16%	6.85%
2015	10.05	10.41	5,761,674	58,653,909	1.52%	0.40%	2.00%	(2.88)%	(1.47)%
American Funds IS New World Fund Class 4
2019	$11.97	$14.31	4,568,328	$57,614,643	0.79%	0.30%	2.00%	26.27%	28.43%
2018	9.48	11.14	4,358,296	43,131,184	0.71%	0.30%	2.00%	(15.96)%	(14.51)%
2017	11.28	13.03	3,663,500	42,750,898	0.90%	0.30%	2.00%	26.51%	28.67%
2016	8.92	10.13	2,663,757	24,333,989	0.71%	0.30%	2.00%	2.97%	4.62%
2015	8.66	8.96	2,109,358	18,559,906	0.58%	0.40%	2.00%	(5.29)%	(3.76)%
American Funds IS U.S. Government/AAA-Rated Securities Class 4
2019	$10.01	$11.05	4,886,622	$51,395,885	1.99%	0.30%	2.00%	3.06%	4.83%
2018	9.72	10.55	4,222,318	42,708,133	1.72%	0.30%	2.00%	(1.45)%	0.20%
2017	9.88	10.54	3,866,724	39,414,908	1.07%	0.30%	1.95%	(0.67)%	0.87%
2016	9.95	10.45	4,618,164	46,987,916	1.04%	0.40%	2.00%	(0.95)%	0.59%
2015	10.04	10.39	3,732,734	38,059,278	2.07%	0.40%	2.00%	(0.72)%	0.88%
BlackRock Capital Appreciation V.I. Class III
2019	$24.32	$32.85	1,292,645	$37,523,740	0.00%	0.75%	1.50%	29.59%	30.57%
2018	18.76	25.16	1,475,578	32,796,365	0.00%	0.75%	1.50%	0.60%	1.36%
2017	18.65	24.82	1,718,685	37,766,994	0.00%	0.75%	1.50%	30.97%	31.96%
2016	14.24	18.81	2,061,670	34,362,089	0.00%	0.75%	1.50%	(1.62)%	(0.88)%
2015	14.48	18.97	2,136,103	35,964,436	0.00%	0.75%	1.50%	5.02%	5.81%
BlackRock Global Allocation V.I. Class III
2019	$11.36	$15.88	111,381,280	$1,537,219,217	1.20%	0.30%	2.00%	15.42%	17.40%
2018	9.79	13.54	132,460,071	1,575,516,857	0.81%	0.30%	2.00%	(9.42)%	(7.86)%
2017	10.75	14.76	151,755,086	1,985,390,161	1.25%	0.30%	2.00%	11.46%	13.26%
2016	10.59	13.08	169,103,542	1,975,008,715	1.18%	0.40%	2.00%	1.76%	3.39%
2015	10.39	12.69	191,018,782	2,182,139,434	1.04%	0.40%	2.00%	(2.96)%	(1.40)%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2019	$12.26	$13.45	4,721,834	$60,649,968	3.32%	0.30%	1.85%	19.18%	21.04%
2018	10.25	11.12	2,089,209	22,306,050	0.99%	0.30%	1.95%	(6.70)%	(5.23)%
2017	10.95	11.75	1,924,941	21,856,855	2.08%	0.30%	1.95%	12.90%	14.65%
2016	9.83	10.25	1,626,322	16,252,668	2.28%	0.40%	1.95%	4.44%	6.07%
2015	9.41	9.66	1,397,704	13,285,959	2.62%	0.40%	1.95%	(5.64)%	(4.26)%
Fidelity VIP Contrafund Service Class 2
2019	$13.32	$22.33	11,865,835	$239,600,500	0.22%	0.30%	2.00%	28.68%	30.88%
2018	10.30	17.08	11,658,277	181,793,911	0.44%	0.30%	2.00%	(8.50)%	(6.92)%
2017	11.22	18.36	10,873,948	184,452,029	0.81%	0.30%	2.00%	19.19%	21.10%
2016	13.64	15.16	9,087,111	129,225,919	0.67%	0.40%	2.00%	5.60%	7.30%
2015	12.89	14.13	8,297,345	111,244,172	0.95%	0.40%	2.00%	(1.57)%	0.01%
Fidelity VIP FundsManager 60% Service Class 2
2019	$12.07	$17.16	20,252,337	$309,354,003	1.40%	0.30%	2.00%	17.87%	19.89%
2018	10.16	14.33	20,000,705	258,479,033	1.15%	0.30%	2.00%	(8.37)%	(6.79)%
2017	11.02	15.39	17,709,234	249,388,114	1.02%	0.30%	2.00%	14.46%	16.30%
2016	11.48	13.23	16,165,663	198,335,661	1.13%	0.40%	2.00%	2.58%	4.23%
2015	11.17	12.70	17,156,518	204,808,381	1.17%	0.40%	2.00%	(1.72)%	(0.13)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Fidelity VIP Government Money Market Service Class
2019	$9.30	$10.32	32,145,243	$312,107,403	1.88%	0.30%	2.00%	(0.10)%	1.61%
2018	9.31	10.15	31,093,930	298,387,548	1.55%	0.30%	2.00%	(0.47)%	1.25%
2017	9.36	10.03	24,835,099	237,510,491	0.56%	0.30%	2.00%	(1.41)%	0.17%
2016	9.49	9.91	29,223,322	281,583,163	0.10%	0.40%	2.00%	(1.87)%	(0.29)%
2015	9.67	9.94	30,806,492	300,809,271	0.01%	0.40%	2.00%	(1.97)%	(0.39)%
Fidelity VIP Strategic Income Service Class 2
2019	$10.89	$12.34	6,770,188	$79,193,872	3.51%	0.30%	2.00%	8.46%	10.32%
2018	9.97	11.20	5,371,527	57,472,420	3.77%	0.30%	2.00%	(4.76)%	(3.12)%
2017	10.81	11.57	4,681,197	52,169,536	3.40%	0.30%	2.00%	5.42%	7.12%
2016	10.27	10.80	3,503,843	36,818,740	3.94%	0.40%	2.00%	5.88%	7.59%
2015	9.70	10.04	2,837,173	27,942,914	3.14%	0.40%	2.00%	(3.88)%	(2.33)%
First Trust Dorsey Wright Tactical Core Class I
2019	$11.99	$13.19	2,969,833	$37,027,305	0.63%	0.30%	2.00%	18.59%	20.63%
2018	10.08	10.94	2,604,023	27,160,582	0.40%	0.30%	2.00%	(9.78)%	(8.36)%
2017	11.33	11.93	1,308,313	15,024,297	0.61%	0.30%	1.85%	15.34%	17.02%
2016	9.82	9.99	789,291	7,805,815	0.91%	0.40%	1.85%	(0.89)%	(0.25)%
11/03/2015 - 12/31/2015	9.92	9.93	481,903	4,784,278	0.00%	1.10%	1.75%	(2.13)%	(2.13)%
First Trust/Dow Jones Dividend & Income Allocation Class I
2019	$12.09	$18.30	39,723,807	$647,137,550	1.59%	0.30%	2.00%	18.38%	20.41%
2018	10.19	15.22	38,964,983	535,422,561	1.55%	0.30%	2.00%	(6.81)%	(5.20)%
2017	10.92	16.07	37,643,369	554,645,989	1.31%	0.30%	2.00%	11.23%	13.14%
2016	10.14	14.21	34,772,950	461,050,789	1.17%	0.30%	2.00%	9.53%	11.29%
2015	11.09	12.77	16,936,050	203,392,624	2.11%	0.40%	2.00%	(1.89)%	(0.31)%
First Trust Multi Income Allocation Class I
2019	$10.97	$12.75	1,339,559	$16,214,326	2.48%	0.30%	1.85%	14.25%	16.03%
2018	9.59	11.00	1,249,607	13,161,907	2.50%	0.30%	1.85%	(6.20)%	(4.72)%
2017	10.81	11.56	823,556	9,199,902	2.57%	0.30%	1.85%	4.11%	5.63%
2016	10.53	10.94	858,691	9,168,353	2.45%	0.40%	1.85%	7.30%	8.86%
2015	9.81	10.05	646,130	6,394,002	2.01%	0.40%	1.95%	(5.00)%	(3.61)%
Franklin Allocation VIP Class 2
2019	$16.10	$18.75	1,342,099	$23,727,646	3.55%	0.75%	1.50%	18.07%	18.96%
2018	13.63	15.76	1,325,154	19,722,357	3.06%	0.75%	1.50%	(11.00)%	(10.33)%
2017	15.32	17.58	1,302,134	21,631,845	2.67%	0.75%	1.50%	10.32%	11.14%
2016	13.89	15.82	1,254,104	18,775,367	3.88%	0.75%	1.50%	11.50%	12.34%
2015	12.45	14.08	1,138,173	15,194,921	2.80%	0.75%	1.50%	(7.61)%	(6.91)%
Franklin Allocation VIP Class 4
2019	$12.22	$17.33	18,217,777	$266,689,325	3.32%	0.30%	2.00%	17.19%	19.20%
2018	10.27	14.73	20,456,672	254,733,392	2.87%	0.30%	2.00%	(11.38)%	(9.85)%
2017	11.42	16.55	24,332,103	340,451,293	2.54%	0.30%	2.00%	9.57%	11.33%
2016	11.54	15.05	26,702,663	339,747,629	3.72%	0.40%	2.00%	10.69%	12.47%
2015	10.40	13.54	31,595,843	361,612,095	2.77%	0.40%	2.00%	(8.10)%	(6.61)%
Franklin Income VIP Class 2
2019	$11.44	$12.40	4,714,785	$55,900,700	5.31%	0.30%	2.00%	13.76%	15.71%
2018	10.05	10.72	3,727,163	38,547,708	4.81%	0.30%	2.00%	(6.21)%	(4.59)%
2017	10.72	11.23	3,458,251	37,822,646	4.19%	0.30%	2.00%	7.51%	9.34%
2016	9.97	10.27	2,092,953	21,111,682	4.67%	0.30%	2.00%	11.94%	13.57%
05/06/2015 - 12/31/2015	8.93	9.02	681,094	6,103,987	2.59%	0.40%	1.85%	(9.97)%	(9.56)%
Franklin Mutual Global Discovery VIP Class 2
2019	$12.16	$20.35	12,150,356	$206,820,911	1.61%	0.30%	2.00%	21.91%	24.00%
2018	9.83	16.49	13,449,622	186,078,604	2.35%	0.30%	2.00%	(12.99)%	(11.48)%
2017	11.12	18.71	14,006,116	220,413,458	1.78%	0.30%	2.00%	6.45%	8.27%
2016	10.30	17.36	13,999,486	206,289,451	1.70%	0.30%	2.00%	9.96%	11.73%
2015	11.19	15.59	13,955,217	186,588,831	2.93%	0.40%	2.00%	(5.56)%	(4.03)%
Franklin Rising Dividends VIP Class 2
2019	$13.58	$22.19	10,256,753	$203,835,964	1.23%	0.30%	2.00%	26.67%	28.84%
2018	10.67	17.24	9,931,707	154,894,538	1.26%	0.30%	2.00%	(6.97)%	(5.36)%
2017	12.10	18.23	10,043,010	167,633,877	1.51%	0.30%	2.00%	18.18%	20.20%
2016	10.09	15.19	10,003,909	140,746,663	1.39%	0.30%	2.00%	13.75%	15.58%
2015	11.67	13.14	8,132,358	99,803,464	1.42%	0.40%	2.00%	(5.56)%	(4.03)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Templeton Global Bond VIP Class 2
2019	$9.28	$12.67	9,186,153	$91,721,794	7.09%	0.30%	2.00%	(0.01)%	1.71%
2018	9.26	12.52	9,627,263	95,140,630	0.00%	0.30%	2.00%	(0.09)%	1.63%
2017	9.25	12.37	9,560,513	93,539,600	0.00%	0.30%	2.00%	(0.09)%	1.62%
2016	9.24	12.23	8,882,675	86,217,009	0.00%	0.30%	2.00%	0.91%	2.53%
2015	9.14	11.97	8,791,978	83,842,346	7.77%	0.40%	2.00%	(6.20)%	(4.69)%
Ivy VIP Asset Strategy Class II
2019	$10.63	$13.66	1,352,169	$15,018,915	2.08%	0.30%	2.00%	19.37%	21.41%
2018	8.91	11.25	1,483,636	13,696,205	1.83%	0.30%	2.00%	(7.32)%	(5.72)%
2017	9.61	11.93	1,570,854	15,529,480	1.54%	0.30%	2.00%	15.94%	17.80%
2016	8.29	8.65	1,823,068	15,402,009	0.57%	0.40%	2.00%	(4.49)%	(2.96)%
2015	8.68	8.92	1,897,465	16,667,679	0.34%	0.40%	2.00%	(10.03)%	(8.71)%
Ivy VIP Energy Class II
2019	$5.13	$5.78	2,985,245	$15,845,384	0.00%	0.30%	2.00%	1.43%	3.17%
2018	5.06	5.61	2,874,689	14,926,807	0.00%	0.30%	2.00%	(35.45)%	(34.34)%
2017	7.84	8.54	2,560,099	20,441,453	0.74%	0.30%	2.00%	(14.37)%	(12.90)%
2016	9.16	9.80	2,795,729	25,853,628	0.13%	0.30%	2.00%	31.89%	34.02%
05/01/2015 - 12/31/2015	6.94	7.02	650,366	4,532,752	0.01%	0.40%	2.00%	(30.42)%	(30.30)%
Janus Henderson Balanced Service Shares
2019	$13.30	$18.92	185,974,655	$3,171,059,795	1.71%	0.30%	2.00%	19.85%	21.91%
2018	11.05	15.53	151,998,954	2,154,003,803	1.79%	0.30%	2.00%	(1.57)%	0.13%
2017	11.17	15.53	123,407,941	1,770,974,243	1.44%	0.30%	2.00%	15.80%	17.78%
2016	10.11	13.20	107,014,619	1,322,530,489	2.00%	0.30%	2.00%	2.26%	3.91%
2015	11.50	12.70	92,751,839	1,116,940,950	1.50%	0.40%	2.00%	(1.58)%	0.01%
Janus Henderson Flexible Bond Service Shares
2019	$10.35	$11.33	2,797,058	$30,110,415	2.86%	0.30%	2.00%	7.11%	8.95%
2018	9.66	10.41	2,570,835	25,650,617	2.64%	0.30%	2.00%	(3.25)%	(1.58)%
2017	9.98	10.59	2,770,207	28,344,424	2.55%	0.30%	2.00%	1.31%	2.94%
2016	9.85	10.28	2,601,100	26,083,540	2.44%	0.40%	2.00%	0.25%	1.81%
2015	9.84	10.10	2,111,629	20,986,875	2.27%	0.40%	1.95%	(1.89)%	(0.46)%
JPMorgan Insurance Trust Core Bond Class 1
2019	$15.24	$15.72	11,823	$185,713	2.50%	1.40%	1.60%	6.46%	6.67%
2018	14.31	14.74	11,899	175,221	2.46%	1.40%	1.60%	(1.55)%	(1.35)%
2017	14.54	14.94	25,121	375,134	2.52%	1.40%	1.60%	1.93%	2.14%
2016	14.26	14.63	29,216	427,188	2.72%	1.40%	1.60%	0.50%	0.70%
2015	14.19	14.52	31,509	457,178	3.63%	1.40%	1.60%	(0.49)%	(0.29)%
JPMorgan Insurance Trust Global Allocation Class 2
2019	$11.75	$12.87	980,418	$11,941,301	2.06%	0.30%	2.00%	14.44%	16.23%
2018	10.21	11.08	993,900	10,545,527	0.00%	0.30%	2.00%	(8.18)%	(6.59)%
2017	11.12	11.86	754,917	8,639,406	1.62%	0.30%	2.00%	14.54%	16.38%
2016	9.71	9.97	426,423	4,191,901	3.38%	0.40%	2.00%	3.75%	5.41%
05/04/2015 - 12/31/2015	9.36	9.46	270,644	2,545,334	3.71%	0.40%	2.00%	(5.88)%	(5.88)%
JPMorgan Insurance Trust Income Builder Class 2
2019	$11.27	$12.26	1,080,178	$12,639,900	3.07%	0.30%	2.00%	12.01%	13.93%
2018	10.06	10.76	874,702	9,065,181	0.00%	0.30%	2.00%	(6.81)%	(5.20)%
2017	10.80	11.35	760,276	8,380,795	3.58%	0.30%	2.00%	9.50%	11.26%
2016	9.86	10.13	648,065	6,463,331	4.14%	0.40%	2.00%	4.10%	5.78%
05/06/2015 - 12/31/2015	9.47	9.58	291,766	2,772,891	8.63%	0.40%	2.00%	(4.18)%	(4.18)%
JPMorgan Insurance Trust Mid Cap Value Class 1
2019	$30.32	$31.28	3,229	$100,340	1.61%	1.40%	1.60%	24.75%	25.00%
2018	24.31	25.03	3,373	83,917	0.97%	1.40%	1.60%	(13.24)%	(13.07)%
2017	28.02	28.79	3,381	96,807	0.79%	1.40%	1.60%	11.96%	12.19%
2016	25.02	25.66	3,813	97,391	0.86%	1.40%	1.60%	12.88%	13.11%
2015	22.17	22.69	3,876	87,570	0.99%	1.40%	1.60%	(4.20)%	(4.01)%
JPMorgan Insurance Trust U.S. Equity Class 1
2019	$34.10	$34.10	584	$19,926	0.85%	1.40%	1.40%	29.92%	29.92%
2018	26.25	26.25	588	15,447	0.62%	1.40%	1.40%	(7.48)%	(7.48)%
2017	28.37	28.37	2,329	66,081	0.88%	1.40%	1.40%	20.63%	20.63%
2016	23.52	23.52	2,353	55,336	0.99%	1.40%	1.40%	9.40%	9.40%
2015	21.50	21.50	2,433	52,289	1.13%	1.40%	1.40%	(0.54)%	(0.54)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
ClearBridge Variable Aggressive Growth - Class II
2019	$11.82	$13.21	877,736	$11,023,937	0.85%	0.30%	2.00%	22.34%	24.37%
2018	9.60	10.62	678,630	6,923,122	0.41%	0.30%	2.00%	(10.34)%	(8.84)%
2017	11.08	11.65	583,639	6,588,820	0.30%	0.30%	2.00%	13.70%	15.52%
2016	9.74	9.93	375,796	3,692,453	0.70%	0.40%	2.00%	(0.71)%	0.53%
11/03/2015 - 12/31/2015	9.85	9.87	64,765	638,633	0.64%	0.40%	1.65%	(3.34)%	(3.27)%
Lord Abbett Bond Debenture Class VC
2019	$11.11	$14.34	9,128,556	$121,162,936	4.31%	0.30%	2.00%	11.11%	13.01%
2018	9.94	12.70	7,732,403	91,539,827	4.49%	0.30%	2.00%	(5.93)%	(4.31)%
2017	11.03	13.29	7,119,649	88,873,085	4.58%	0.30%	2.00%	7.06%	8.78%
2016	11.12	12.22	5,866,815	68,036,796	5.03%	0.40%	2.00%	9.92%	11.69%
2015	10.10	10.94	5,177,743	54,280,623	4.52%	0.40%	2.00%	(3.48)%	(1.92)%
Lord Abbett Total Return Class VC
2019	$10.57	$13.61	24,454,607	$295,798,025	2.64%	0.30%	2.00%	6.26%	8.08%
2018	9.91	12.65	25,481,194	287,709,206	3.16%	0.30%	2.00%	(3.00)%	(1.32)%
2017	10.14	12.88	25,749,327	296,912,405	2.42%	0.30%	2.00%	1.81%	3.45%
2016	10.07	12.49	25,285,912	283,114,112	2.62%	0.40%	2.00%	2.20%	3.85%
2015	9.85	12.07	25,005,242	272,387,576	2.79%	0.40%	2.00%	(2.62)%	(1.05)%
MFS Massachusetts Investors Growth Stock - Service Class
2019	$17.43	$18.07	4,417,128	$79,615,791	0.34%	0.75%	1.50%	37.51%	38.54%
2018	12.68	13.04	5,156,328	67,121,008	0.33%	0.75%	1.50%	(0.93)%	(0.18)%
2017	12.80	13.06	5,881,500	76,740,305	0.41%	0.75%	1.50%	26.20%	27.15%
2016	10.14	10.28	6,711,748	68,909,823	0.38%	0.75%	1.50%	4.27%	5.05%
03/27/2015 - 12/31/2015	9.72	9.78	7,107,735	69,496,824	0.61%	0.75%	1.50%	(2.75)%	(2.19)%
MFS Total Return Series - Service Class
2019	$11.77	$18.21	26,668,585	$428,357,165	2.13%	0.30%	2.00%	17.74%	19.76%
2018	9.95	15.28	27,386,021	372,281,332	1.96%	0.30%	2.00%	(7.75)%	(6.15)%
2017	10.73	16.36	29,971,293	440,019,701	2.19%	0.30%	2.00%	9.81%	11.69%
2016	10.12	14.84	27,639,529	369,435,455	2.81%	0.30%	2.00%	6.67%	8.38%
2015	11.23	13.86	22,077,173	275,386,885	2.42%	0.40%	2.00%	(2.55)%	(0.98)%
MFS Utilities Series - Service Class
2019	$14.41	$17.65	3,834,815	$59,832,797	3.85%	0.30%	2.00%	22.33%	24.43%
2018	11.75	14.20	3,586,304	45,546,448	0.85%	0.30%	2.00%	(1.20)%	0.51%
2017	11.87	14.14	3,260,393	41,643,404	4.17%	0.30%	2.00%	12.23%	14.04%
2016	10.56	12.40	3,228,395	36,521,402	4.16%	0.40%	2.00%	9.04%	10.79%
2015	9.66	11.19	2,760,090	28,475,673	4.05%	0.40%	2.00%	(16.45)%	(15.10)%
MFS Value Series - Service Class
2019	$22.90	$28.65	3,365,420	$84,221,535	1.89%	0.75%	1.50%	27.58%	28.54%
2018	17.95	22.29	3,700,200	72,135,293	1.32%	0.75%	1.50%	(11.70)%	(11.03)%
2017	20.33	25.05	3,800,832	83,439,888	1.73%	0.75%	1.50%	15.61%	16.47%
2016	17.59	21.51	3,957,067	74,782,485	1.87%	0.75%	1.50%	12.09%	12.93%
2015	15.69	19.05	4,178,023	70,018,651	2.13%	0.75%	1.50%	(2.41)%	(1.67)%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2019	$10.36	$11.38	137,355	$1,452,167	0.17%	0.30%	1.80%	13.20%	14.91%
2018	9.15	9.90	100,732	938,759	0.00%	0.30%	1.80%	(8.45)%	(7.16)%
2017	9.99	10.30	64,702	652,725	0.00%	0.40%	1.80%	4.84%	6.26%
2016	9.54	9.69	43,063	412,716	0.00%	0.40%	1.75%	(2.36)%	(1.73)%
11/18/2015 - 12/31/2015	9.77	9.78	4,525	44,231	0.00%	1.10%	1.75%	(1.47)%	(1.47)%
PIMCO All Asset All Authority - Advisor Class
2019	$9.32	$10.12	241,298	$2,321,009	2.50%	0.40%	1.85%	4.83%	6.36%
2018	8.89	9.52	320,055	2,918,666	3.06%	0.40%	1.95%	(8.42)%	(7.07)%
2017	9.68	10.24	428,374	4,242,265	4.76%	0.40%	2.00%	8.84%	10.53%
2016	8.88	9.26	542,324	4,902,835	2.95%	0.40%	2.00%	11.31%	13.10%
2015	7.98	8.19	372,038	3,000,639	2.95%	0.40%	2.00%	(14.14)%	(12.75)%
PIMCO CommodityRealReturn Strategy - Advisor Class
2019	$5.01	$9.73	1,378,881	$7,605,029	4.35%	0.30%	2.00%	9.15%	11.02%
2018	4.59	8.77	1,366,854	6,776,551	1.99%	0.30%	2.00%	(15.91)%	(14.46)%
2017	5.46	10.25	1,223,238	7,120,775	10.87%	0.30%	2.00%	0.03%	1.74%
2016	5.46	10.07	1,335,186	7,664,516	1.04%	0.30%	2.00%	12.77%	14.41%
2015	4.87	5.25	910,614	4,605,365	4.61%	0.40%	1.95%	(27.03)%	(25.96)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Jennison Class II
2019	$34.46	$35.74	2,267	$80,093	0.00%	1.40%	1.60%	30.71%	30.98%
2018	26.36	27.29	2,270	61,280	0.00%	1.40%	1.75%	(2.76)%	(2.56)%
2017	26.45	28.01	6,326	170,351	0.00%	1.40%	1.75%	33.78%	34.25%
2016	19.77	20.86	17,740	354,124	0.00%	1.40%	1.75%	(3.00)%	(2.66)%
2015	20.38	21.43	19,719	406,002	0.00%	1.40%	1.75%	9.10%	9.49%
SP International Growth Class II
2019	$20.47	$21.88	2,538	$53,491	0.00%	1.40%	1.75%	29.62%	30.07%
2018	15.79	16.82	2,732	44,330	0.00%	1.40%	1.75%	(14.72)%	(14.42)%
2017	18.52	19.65	3,029	57,516	0.00%	1.40%	1.75%	33.08%	33.54%
2016	13.92	14.72	14,385	202,331	0.00%	1.40%	1.75%	(5.82)%	(5.49)%
2015	14.78	15.57	16,566	247,639	0.00%	1.40%	1.75%	1.30%	1.65%
SP Prudential U.S. Emerging Growth Class II
2019	$37.32	$39.79	2,188	$81,961	0.00%	1.40%	1.75%	34.78%	35.25%
2018	27.69	29.42	3,261	91,288	0.00%	1.40%	1.75%	(9.78)%	(9.46)%
2017	30.69	32.49	3,595	111,362	0.00%	1.40%	1.75%	19.83%	20.25%
2016	25.61	27.02	14,581	375,455	0.00%	1.40%	1.75%	2.02%	2.37%
2015	25.11	26.40	14,641	369,492	0.00%	1.40%	1.75%	(4.42)%	(4.09)%
Value Class II
2019	$23.64	$25.21	3,503	$86,339	0.00%	1.40%	1.75%	23.40%	23.83%
2018	19.16	20.35	5,417	107,427	0.00%	1.40%	1.75%	(11.80)%	(11.49)%
2017	21.72	23.00	5,785	129,739	0.00%	1.40%	1.75%	14.49%	14.89%
2016	18.97	20.02	7,086	139,067	0.00%	1.40%	1.75%	9.04%	9.42%
2015	17.40	18.29	9,315	166,883	0.00%	1.40%	1.75%	(10.13)%	(9.82)%
Schwab Government Money Market
2019 (6)
05/07/2018 - 09/06/2018 (6)	$9.86	$9.86	—	$—	1.56%	0.60%	0.60%	0.32%	0.32%
2017
2016
04/08/2015 - 12/01/2015	9.90	9.90	—	—	0.01%	0.60%	0.60%	(0.38)%	(0.38)%
Schwab VIT Balanced
2019	$11.89	$13.57	4,795,185	$64,871,472	1.74%	0.60%	1.00%	13.11%	13.56%
2018	10.51	11.95	4,934,852	58,844,444	1.33%	0.60%	1.00%	(5.59)%	(5.21)%
2017	11.13	12.61	4,673,447	58,777,056	1.19%	0.60%	1.00%	8.91%	9.35%
2016	10.22	11.53	4,573,038	52,603,578	1.06%	0.60%	1.00%	3.74%	4.15%
2015	9.85	11.07	4,158,299	45,981,448	1.02%	0.60%	1.00%	(2.59)%	(2.59)%
Schwab VIT Balanced with Growth
2019	$12.61	$15.05	9,832,786	$145,983,472	1.86%	0.60%	1.00%	16.87%	17.34%
2018	10.79	12.83	10,008,190	126,869,239	1.54%	0.60%	1.00%	(7.64)%	(7.26)%
2017	11.68	13.83	10,035,039	137,192,784	1.38%	0.60%	1.00%	12.57%	13.02%
2016	10.38	12.24	10,156,593	122,988,482	1.29%	0.60%	1.00%	5.32%	5.74%
2015	9.85	11.58	9,449,983	108,559,408	1.24%	0.60%	1.00%	(3.06)%	(3.06)%
Schwab VIT Growth
2019	$13.26	$16.66	9,197,186	$152,169,454	1.76%	0.60%	1.00%	19.64%	20.12%
2018	11.08	13.87	9,611,058	132,422,989	1.49%	0.60%	1.00%	(9.27)%	(8.91)%
2017	12.21	15.22	9,505,102	143,880,388	1.34%	0.60%	1.00%	15.98%	16.44%
2016	10.53	13.07	9,713,795	126,342,860	1.36%	0.60%	1.00%	6.60%	7.02%
2015	9.88	12.22	9,591,644	116,693,982	1.30%	0.60%	1.00%	(3.43)%	(3.43)%
State Street Total Return V.I.S. Class 3
2019	$11.44	$22.63	23,459,047	$406,020,577	2.02%	0.30%	2.00%	13.28%	15.22%
2018	10.05	19.66	26,335,073	404,148,979	1.86%	0.30%	2.00%	(8.47)%	(6.89)%
2017	10.93	21.13	28,254,998	478,275,225	1.73%	0.30%	2.00%	12.99%	14.92%
2016	10.16	18.41	30,770,276	465,604,170	1.58%	0.30%	2.00%	3.99%	5.66%
2015	10.67	17.42	33,170,514	487,260,624	1.52%	0.40%	2.00%	(3.30)%	(1.74)%
VanEck VIP Global Hard Assets Class S
2019	$5.63	$7.54	2,395,794	$14,683,220	0.00%	0.30%	2.00%	9.34%	11.21%
2018	5.15	6.78	2,121,470	11,751,306	0.00%	0.30%	2.00%	(29.85)%	(28.64)%
2017	7.34	9.50	2,200,630	17,210,080	0.00%	0.30%	2.00%	(3.91)%	(2.36)%
2016	7.63	8.40	2,635,249	21,129,905	0.28%	0.40%	2.00%	40.58%	42.84%
2015	5.43	5.93	1,604,342	9,153,344	0.03%	0.40%	2.00%	(34.94)%	(33.89)%

See Notes to Financial Statements	See explanation of references on page SA-50

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-39 to SA-49

(1)         The AUV is presented as a range from lowest to highest based on the ending AUV for all product groupings as of December 31 of each year or period ended. The lowest and highest AUV may be the same for a variable account if there is only one product which had investments at the end of the year or period.

(2)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees, administrative fees, and additional death benefit rider charges, if any, that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)         The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios are presented as a range of lowest to highest based on the product groupings. The expense ratios for periods of less than one full year are annualized.

(4)         Total returns reflect changes in unit values of the underlying portfolios/funds and deductions for M&E fees, administrative fees, and additional death benefit rider charges, if any, assessed through the daily AUV calculation. These fees and charges are assessed at annual rates ranging from 0.30% to 2.00% based on the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, charges for other optional benefit riders, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are presented as a range from lowest to highest values based on the product grouping representing the minimum to maximum expense ratio amounts. Total returns for those contracts which commenced operations subsequent to the beginning of the year or period indicated for each variable account may not be within the ranges presented, and these contracts are excluded when calculating the total returns from lowest to highest as presented in the table. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)         Subsequent to commencement of operations, the American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Global Balanced Class 4, and American Funds IS High-Income Bond Class 4 Variable Accounts received their annual distributions. The annualized investment income ratios were 11.92%, 12.14%, 10.77%, and 41.92%, respectively. Prior to annualization, the ratios were 1.60%, 1.27%, 1.10%, and 5.38%, respectively.

(6)         There has been no activity in the Schwab Government Money Market Variable Account since September 6, 2018.

See Notes to Financial Statements

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account A (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2019, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Prudential Series Fund, Schwab Annuity Portfolios, State Street Variable Insurance Series Funds, Inc., and Van Eck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2019 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, BlackRock 60/40 Target Allocation ETF V.I. Class I, Franklin Allocation VIP Class 2, and Franklin Allocation VIP Class 4 Variable Accounts and Portfolios were formerly named Oppenheimer Global Fund/VA Service Shares, Oppenheimer International Growth Fund/VA Service Shares, BlackRock iShares Dynamic Allocation V.I. Class I, Franklin Founding Funds Allocation VIP Class 2, and Franklin Founding Funds Allocation VIP Class 4 Variable Accounts and Portfolios, respectively.

On March 15, 2019, the net assets of the Pacific Select Fund’s Floating Rate Loan Portfolio Class I, the underlying Portfolio for the Floating Rate Loan Class I Variable Account, were transferred to the Pacific Select Fund Floating Rate Income Portfolio Class I, the underlying Portfolio for the Floating Rate Income Class I Variable Account through a reorganization (the “2019 Reorganization”). In connection with the 2019 Reorganization, any units that remained in the Floating Rate Loan Class I Variable Account after the close of business on March 15, 2019 were transferred to the Floating Rate Income Class I Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on March 15, 2019. The Floating Rate Loan Class I Variable Account is not included in this annual report.

On April 30, 2019, the Global Absolute Return Class I Variable Account was liquidated. On October 30, 2019, the Diversified Alternatives Class I and Equity Long/Short Class I Variable Accounts were liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2019, no other information for these Variable Accounts are included in this annual report.

On April 30, 2019, the Lord Abbett International Equity Class VC Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2019, no other information for the Variable Account is presented in this annual report.

On March 29, 2018, the BlackRock iShares Dynamic Fixed Income V.I. Class I and BlackRock iShares Equity Appreciation V.I. Class I Variable Accounts were liquidated. On August 31, 2018, the BlackRock iShares Alternative Strategies V.I. Class I Variable Account was liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2018, no other information for these Variable Accounts are included in this annual report.

On June 28, 2018, the net assets of the Pacific Select Fund’s Long/Short Large-Cap Portfolio Class I, the underlying Portfolio for the Long/Short Large-Cap Variable Account, were transferred to the Pacific Select Fund Main Street Core Portfolio Class I, the underlying Portfolio for the Main Street Core Variable Account through a reorganization (the “2018 Reorganization”). In connection with the 2018 Reorganization, any units that remained in the Long/Short Large-Cap Variable Account after the close of business on June 28, 2018 were transferred to the Main Street Core Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 28, 2018. The Long/Short Large-Cap Variable Account is not included in this annual report.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account and no changes were made as a result of the enactment of the Tax Cuts and Jobs Act. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

D. Contracts in Payout Period

Net assets allocated to Contracts in payout period are computed, on a current basis, according to the Annuity 2000 Mortality Table or 2012 IAR Mortality Table depending on the year of annuitization. The assumed investment return is 4.0 or 5.0 percent depending on the product. The mortality risk is fully borne by Pacific Life and may result in additional amounts being transferred into the Variable Accounts by Pacific Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed the amounts required, transfers may be made to Pacific Life. These transfers, if any, are shown as adjustments to net assets allocated to contracts in payout (annuitization) period in the accompanying Statements of Changes in Net Assets.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2019.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees Pacific Life assumes, and additional death benefit rider charges, if applicable. Contracts funded by the Separate Account currently being sold or administered, along with their respective annual expense rates, are summarized in the following table. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. These charges are assessed daily at the following annual rates based on the average daily net assets of each Variable Account and result in a direct reduction in unit values. M&E fees and administrative fees are included in the Statements of Operations.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
Pacific Choice Contracts (Without Stepped-Up	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Total Annual Expenses	1.20%	1.50%	1.60%

Pacific Choice Contracts (With Stepped-Up
Death Benefit II Rider Charge)
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	0.20%	0.20%	0.20%
Total Annual Expenses	1.40%	1.70%	1.80%

		With Stepped-Up Death
Pacific Destinations and		Benefit Rider or Stepped-Up
Pacific Destination O - Series Contracts	Standard Death Benefit	Death Benefit II Rider
M&E Charge	0.60%	0.60%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.75%	0.95%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider and Four Year
Pacific Journey Select Contracts	Withdrawal Charge Option	Benefit Rider Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	0.95%	0.95%	0.95%	0.95%
Administrative Fee	0.15%	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.35%	0.35%
Total Annual Expenses	1.10%	1.30%	1.45%	1.65%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider II and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider II and Four Year
Pacific Navigator Contracts	Withdrawal Charge Option	Benefit Rider II Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	1.05%	1.05%	1.05%	1.05%
Administrative Fee	0.25%	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.45%	0.45%
Total Annual Expenses	1.30%	1.50%	1.75%	1.95%

		With Stepped-Up	With Premier
Pacific Destinations B Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit Rider
M&E Charge	1.15%	1.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.30%	1.50%

Pacific Journey Contracts
M&E Charge	0.90%	0.90%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.05%	1.25%

Pacific Odyssey Contracts
(issued on or after 12/1/2016)
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.30%	0.50%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
Pacific Odyssey Contracts		With Stepped-Up	With Premier
(issued prior to 12/1/2016)	Standard Death Benefit	Death Benefit Rider	Death Benefit Rider
M&E Charge	0.15%	0.15%	0.15%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	0.40%	0.60%	0.75%

Pacific One and Pacific
Portfolios Contracts
M&E Charge	1.25%	1.25%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.40%	1.60%

Pacific One Select (issued on or after 8/1/2006)
and Pacific Value Edge Contracts
M&E Charge	1.50%	1.50%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.75%	1.95%

Pacific One Select (issued prior to 8/1/2006)
and Pacific Innovations Select Contracts
M&E Charge	1.40%	1.40%	1.40%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	1.65%	1.85%	2.00%

Pacific Value and Pacific Innovations Contracts
M&E Charge	1.25%	1.25%	1.25%
Administrative Fee	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	1.40%	1.60%	1.75%

Pacific Value Select Contracts
M&E Charge	1.45%	1.45%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.60%	1.80%

Pacific Voyages Contracts
M&E Charge	1.00%	1.00%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.15%	1.35%

Schwab Retirement		With Return of Purchase	With Stepped-Up
Income Variable Annuity Contracts	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.35%	0.35%	0.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.40%
Total Annual Expenses	0.60%	0.80%	1.00%

 SEPARATE ACCOUNT A

 NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For certain Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2019, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 1.00%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2019, the Variable Accounts’ holdings as presented in the Investments section of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2019 and 2018 were as follows:

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	1,394,088	(391,618)	1,002,470	517,053	(277,998)	239,055
Diversified Bond Class I	4,262,078	(2,573,675)	1,688,403	3,262,059	(2,838,968)	423,091
Floating Rate Income Class I	15,242,779	(6,885,808)	8,356,971	3,870,225	(2,006,802)	1,863,423
High Yield Bond Class I	3,447,548	(3,015,663)	431,885	2,667,834	(3,581,110)	(913,276)
Inflation Managed Class I	1,313,833	(2,217,525)	(903,692)	1,693,324	(2,711,687)	(1,018,363)
Inflation Strategy Class I	337,236	(515,966)	(178,730)	394,833	(374,582)	20,251
Managed Bond Class I	5,437,441	(4,988,041)	449,400	4,065,461	(5,166,797)	(1,101,336)
Short Duration Bond Class I	10,030,659	(8,005,911)	2,024,748	7,000,806	(7,762,664)	(761,858)
Emerging Markets Debt Class I	577,109	(597,500)	(20,391)	828,212	(1,044,234)	(216,022)
Comstock Class I	951,278	(1,636,262)	(684,984)	1,250,522	(1,677,658)	(427,136)
Developing Growth Class I	1,270,795	(1,731,826)	(461,031)	1,998,105	(2,064,988)	(66,883)
Dividend Growth Class I	3,198,284	(2,684,484)	513,800	2,217,897	(2,838,759)	(620,862)
Equity Index Class I	9,797,905	(6,743,890)	3,054,015	10,844,220	(6,980,160)	3,864,060

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Focused Growth Class I	1,475,231	(1,334,143)	141,088	1,522,559	(1,458,774)	63,785
Growth Class I	1,738,860	(1,602,938)	135,922	1,833,336	(1,523,246)	310,090
Large-Cap Growth Class I	2,161,802	(2,187,891)	(26,089)	3,341,220	(2,897,054)	444,166
Large-Cap Value Class I	1,111,314	(1,721,457)	(610,143)	1,186,681	(1,758,068)	(571,387)
Main Street Core Class I	685,508	(1,789,320)	(1,103,812)	2,027,530	(2,091,838)	(64,308)
Mid-Cap Equity Class I	989,064	(1,279,721)	(290,657)	1,492,315	(1,435,349)	56,966
Mid-Cap Growth Class I	2,193,907	(2,590,340)	(396,433)	2,261,377	(2,578,195)	(316,818)
Mid-Cap Value Class I	962,127	(1,010,269)	(48,142)	939,195	(995,971)	(56,776)
Small-Cap Equity Class I	618,825	(550,155)	68,670	697,097	(558,271)	138,826
Small-Cap Index Class I	2,512,005	(2,072,419)	439,586	2,758,051	(2,032,080)	725,971
Small-Cap Value Class I	937,060	(924,188)	12,872	852,641	(988,317)	(135,676)
Value Advantage Class I	727,984	(413,553)	314,431	730,953	(540,705)	190,248
Emerging Markets Class I	1,532,507	(2,144,009)	(611,502)	2,773,068	(2,499,379)	273,689
International Large-Cap Class I	1,473,603	(3,086,374)	(1,612,771)	2,239,029	(2,701,474)	(462,445)
International Small-Cap Class I	541,071	(689,443)	(148,372)	819,373	(820,143)	(770)
International Value Class I	1,406,620	(1,776,760)	(370,140)	1,458,711	(1,698,282)	(239,571)
Health Sciences Class I	1,375,996	(1,949,546)	(573,550)	1,781,284	(1,837,532)	(56,248)
Real Estate Class I	1,174,371	(1,599,808)	(425,437)	819,969	(1,634,627)	(814,658)
Technology Class I	1,909,495	(2,222,412)	(312,917)	3,176,788	(2,807,781)	369,007
Currency Strategies Class I	110,644	(132,509)	(21,865)	100,741	(112,558)	(11,817)
Pacific Dynamix - Conservative Growth Class I	5,458,737	(6,206,608)	(747,871)	6,067,704	(6,278,898)	(211,194)
Pacific Dynamix - Moderate Growth Class I	18,357,964	(22,272,367)	(3,914,403)	23,239,431	(21,025,573)	2,213,858
Pacific Dynamix - Growth Class I	6,681,934	(6,055,293)	626,641	7,285,860	(6,685,068)	600,792
Portfolio Optimization Conservative Class I	21,225,140	(31,217,449)	(9,992,309)	20,730,446	(38,934,198)	(18,203,752)
Portfolio Optimization Moderate-Conservative Class I	9,708,928	(31,998,394)	(22,289,466)	8,841,424	(38,219,095)	(29,377,671)
Portfolio Optimization Moderate Class I	20,774,871	(110,641,449)	(89,866,578)	25,919,427	(127,996,493)	(102,077,066)
Portfolio Optimization Growth Class I	9,434,112	(80,383,454)	(70,949,342)	13,374,214	(95,684,716)	(82,310,502)
Portfolio Optimization Aggressive-Growth Class I	2,277,005	(18,547,481)	(16,270,476)	5,419,249	(20,320,805)	(14,901,556)
PSF DFA Balanced Allocation Class D	5,361,959	(1,813,180)	3,548,779	7,541,142	(1,699,537)	5,841,605
Invesco Oppenheimer V.I. Global Series II	496,370	(392,713)	103,657	1,033,769	(1,056,000)	(22,231)
Invesco Oppenheimer V.I. International Growth Series II	229,468	(236,742)	(7,274)	626,001	(293,942)	332,059
Invesco V.I. Balanced-Risk Allocation Series II	2,055,173	(4,356,861)	(2,301,688)	3,010,449	(5,643,763)	(2,633,314)
Invesco V.I. Equity and Income Series II	799,090	(576,041)	223,049	1,027,941	(622,546)	405,395
Invesco V.I. Global Real Estate Series II	335,230	(168,269)	166,961	319,621	(242,737)	76,884
American Century VP Mid Cap Value Class II	941,281	(892,477)	48,804	1,050,999	(852,550)	198,449
American Funds IS Asset Allocation Class 4	35,948,450	(39,466,258)	(3,517,808)	44,667,650	(38,861,058)	5,806,592
American Funds IS Blue Chip Income and Growth Class 4	2,895,381	(1,200,308)	1,695,073	2,875,425	(1,377,778)	1,497,647
American Funds IS Bond Class 4	3,034,977	(1,046,298)	1,988,679	2,283,674	(706,674)	1,577,000
American Funds IS Capital Income Builder Class 4	2,212,567	(1,316,250)	896,317	1,996,677	(1,078,046)	918,631
American Funds IS Global Balanced Class 4	981,779	(519,301)	462,478	2,205,794	(1,183,706)	1,022,088
American Funds IS Global Bond Class 4	489,425	(270,915)	218,510	692,987	(270,456)	422,531
American Funds IS Global Growth and Income Class 4	1,019,150	(452,506)	566,644	1,168,880	(406,107)	762,773
American Funds IS Global Growth Class 4	1,804,423	(1,232,950)	571,473	2,329,588	(1,119,505)	1,210,083
American Funds IS Global Small Capitalization Class 4	602,987	(234,574)	368,413	912,756	(147,000)	765,756
American Funds IS Growth Class 4	4,697,014	(5,034,460)	(337,446)	6,921,925	(6,136,266)	785,659
American Funds IS Growth-Income Class 4	3,656,021	(4,542,988)	(886,967)	4,818,224	(4,689,485)	128,739
American Funds IS High-Income Bond Class 4	1,564,614	(779,081)	785,533	958,769	(787,710)	171,059
American Funds IS International Class 4	2,564,586	(1,121,013)	1,443,573	2,424,645	(970,864)	1,453,781
American Funds IS International Growth and Income Class 4	997,280	(715,725)	281,555	1,416,630	(967,080)	449,550
American Funds IS Managed Risk Asset Allocation Class P2	2,472,224	(1,708,288)	763,936	3,033,276	(2,207,174)	826,102
American Funds IS New World Fund Class 4	1,152,997	(942,965)	210,032	1,616,156	(921,360)	694,796
American Funds IS U.S. Government/AAA-Rated
Securities Class 4	3,272,461	(2,608,157)	664,304	1,733,113	(1,377,519)	355,594
BlackRock Capital Appreciation V.I. Class III	86,827	(269,760)	(182,933)	97,695	(340,802)	(243,107)
BlackRock Global Allocation V.I. Class III	5,088,945	(26,167,736)	(21,078,791)	9,026,291	(28,321,306)	(19,295,015)
BlackRock 60/40 Target Allocation ETF V.I. Class I	3,230,776	(598,151)	2,632,625	741,825	(577,557)	164,268
Fidelity VIP Contrafund Service Class 2	2,420,894	(2,213,336)	207,558	3,195,259	(2,410,930)	784,329

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2019			2018
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Fidelity VIP FundsManager 60% Service Class 2	3,746,225	(3,494,593)	251,632	5,996,014	(3,704,543)	2,291,471
Fidelity VIP Government Money Market Service Class	46,351,944	(45,300,631)	1,051,313	47,036,828	(40,777,997)	6,258,831
Fidelity VIP Strategic Income Service Class 2	2,466,611	(1,067,950)	1,398,661	2,084,124	(1,393,794)	690,330
First Trust Dorsey Wright Tactical Core Class I	1,008,119	(642,309)	365,810	1,668,410	(372,700)	1,295,710
First Trust/Dow Jones Dividend & Income Allocation Class I	8,638,575	(7,879,751)	758,824	9,498,038	(8,176,424)	1,321,614
First Trust Multi Income Allocation Class I	279,179	(189,227)	89,952	669,653	(243,602)	426,051
Franklin Allocation VIP Class 2	108,765	(91,820)	16,945	157,666	(134,646)	23,020
Franklin Allocation VIP Class 4	1,159,416	(3,398,311)	(2,238,895)	955,405	(4,830,836)	(3,875,431)
Franklin Income VIP Class 2	1,568,675	(581,053)	987,622	1,186,580	(917,668)	268,912
Franklin Mutual Global Discovery VIP Class 2	921,128	(2,220,394)	(1,299,266)	1,244,432	(1,800,926)	(556,494)
Franklin Rising Dividends VIP Class 2	2,091,118	(1,766,072)	325,046	2,025,384	(2,136,687)	(111,303)
Templeton Global Bond VIP Class 2	1,761,950	(2,203,060)	(441,110)	2,549,808	(2,483,058)	66,750
Ivy VIP Asset Strategy Class II	140,593	(272,060)	(131,467)	217,598	(304,816)	(87,218)
Ivy VIP Energy Class II	1,751,115	(1,640,559)	110,556	1,418,672	(1,104,082)	314,590
Janus Aspen Series Balanced Service Shares	54,366,196	(20,390,495)	33,975,701	45,214,299	(16,623,286)	28,591,013
Janus Aspen Series Flexible Bond Service Shares	731,128	(504,905)	226,223	521,402	(720,774)	(199,372)
JPMorgan Insurance Trust Core Bond Class 1	61	(137)	(76)	—	(13,222)	(13,222)
JPMorgan Insurance Trust Global Allocation Class 2	177,660	(191,142)	(13,482)	336,625	(97,642)	238,983
JPMorgan Insurance Trust Income Builder Class 2	389,880	(184,404)	205,476	280,863	(166,437)	114,426
JPMorgan Insurance Trust Mid Cap Value Class 1	—	(144)	(144)	—	(8)	(8)
JPMorgan Insurance Trust U.S. Equity Class 1	—	(4)	(4)	—	(1,741)	(1,741)
ClearBridge Variable Aggressive Growth - Class II	288,126	(89,020)	199,106	411,586	(316,595)	94,991
Lord Abbett Bond Debenture Class VC	2,934,528	(1,538,375)	1,396,153	2,442,617	(1,829,863)	612,754
Lord Abbett Total Return Class VC	3,335,640	(4,362,227)	(1,026,587)	2,980,605	(3,248,738)	(268,133)
MFS Massachusetts Investors Growth Stock - Service Class	232,164	(971,364)	(739,200)	187,384	(912,556)	(725,172)
MFS Total Return Series - Service Class	3,646,466	(4,363,902)	(717,436)	4,406,828	(6,992,100)	(2,585,272)
MFS Utilities Series - Service Class	1,315,522	(1,067,011)	248,511	1,170,962	(845,051)	325,911
MFS Value Series - Service Class	230,848	(565,628)	(334,780)	328,512	(429,144)	(100,632)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	52,245	(15,622)	36,623	58,039	(22,009)	36,030
PIMCO All Asset All Authority - Advisor Class	14,409	(93,166)	(78,757)	19,165	(127,484)	(108,319)
PIMCO CommodityRealReturn Strategy - Advisor Class	396,173	(384,146)	12,027	652,654	(509,038)	143,616
Jennison Class II	—	(3)	(3)	—	(4,056)	(4,056)
SP International Growth Class II	—	(194)	(194)	—	(297)	(297)
SP Prudential U.S. Emerging Growth Class II	—	(1,073)	(1,073)	—	(334)	(334)
Value Class II	—	(1,914)	(1,914)	—	(368)	(368)
Schwab Government Money Market				34,233	(34,233)	—
Schwab VIT Balanced	924,272	(1,063,939)	(139,667)	885,705	(624,300)	261,405
Schwab VIT Balanced with Growth	774,404	(949,808)	(175,404)	991,182	(1,018,031)	(26,849)
Schwab VIT Growth	511,975	(925,847)	(413,872)	1,071,019	(965,063)	105,956
State Street Total Return V.I.S. Class 3	1,608,823	(4,484,849)	(2,876,026)	3,248,720	(5,168,645)	(1,919,925)
VanEck VIP Global Hard Assets Class S	1,059,862	(785,538)	274,324	718,937	(798,097)	(79,160)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Separate Account A of Pacific Life Insurance Company (the “Separate Account”) comprising the Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities Class 4, BlackRock® Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock 60/40 Target Allocation ETF V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP FundsManager® 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Ivy VIP Energy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, ClearBridge Variable Aggressive Growth - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS® Massachusetts Investors Growth Stock - Service Class, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, Jennison Class II, SP International Growth Class II, SP Prudential U.S. Emerging Growth Class II, Value Class II, Schwab Government Money Market, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3 and VanEck VIP Global Hard Assets Class S Variable Accounts, (collectively, the “Variable Accounts”) including the schedules of investments as of December 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix — Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder Class 4, American Funds IS Global Growth Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund Class 4, American Funds IS U.S. Government/AAA-Rated Securities Class 4, BlackRock Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock 60/40 Target Allocation ETF V.I. Class I, Fidelity VIP Contrafund Service Class 2, Fidelity VIP FundsManager 60% Service Class 2, Fidelity VIP

Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn Strategy - Advisor Class, Jennison Class II, SP International Growth Class II, SP Prudential U.S. Emerging Growth Class II, Value Class II, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3 and VanEck VIP Global Hard Assets Class S Variable Accounts; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Core Income Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. Global Real Estate Series II, American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS High-Income Bond Class 4, First Trust Dorsey Wright Tactical Core Class I, Franklin Income VIP Class 2, Ivy VIP Energy Class II, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, ClearBridge Variable Aggressive Growth - Class II, MFS Massachusetts Investors Growth Stock - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S and Schwab Government Money Market Variable Accounts, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account A of Pacific Life Insurance Company as of December 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 4, 2015 (commencement of operations) through December 31, 2015
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017 and the period from May 3, 2016 (commencement of operations) through December 31, 2016
Invesco Oppenheimer V.I. Global Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 13, 2015 (commencement of operations) through December 31, 2015
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
Invesco V.I. Global Real Estate Series II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 4, 2015 (commencement of operations) through December 31, 2015
American Funds IS Blue Chip Income and Growth Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 2, 2015 (commencement of operations) through December 31, 2015
American Funds IS Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 3, 2015 (commencement of operations) through December 31, 2015
American Funds IS Global Balanced Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 10, 2015 (commencement of operations) through December 31, 2015

American Funds IS Global Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 5, 2015 (commencement of operations) through December 31, 2015
American Funds IS Global Growth and Income Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 3, 2015 (commencement of operations) through December 31, 2015
American Funds IS High-Income Bond Class 4	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from October 30, 2015 (commencement of operations) through December 31, 2015
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 3, 2015 (commencement of operations) through December 31, 2015
Franklin Income VIP Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 6, 2015 (commencement of operations) through December 31, 2015
Ivy VIP Energy Class II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 1, 2015 (commencement of operations) through December 31, 2015
JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 4, 2015 (commencement of operations) through December 31, 2015
JPMorgan Insurance Trust Income Builder Class 2	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from May 6, 2015 (commencement of operations) through December 31, 2015
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 3, 2015 (commencement of operations) through December 31, 2015
MFS Massachusetts Investors Growth Stock - Service Class	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from March 27, 2015 (commencement of operations) through December 31, 2015
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and the period from November 18, 2015 (commencement of operations) through December 31, 2015
Schwab Government Money Market	Not applicable	For the period from May 7, 2018 through September 6, 2018.	For the period from May 7, 2018 through September 6, 2018, and the period from April 8, 2015 (commencement of operations) through December 1, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2020

We have served as the auditor of Separate Account A of Pacific Life Insurance Company since 1996.

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2019 and 2018 and

for the years ended December 31, 2019, 2018 and 2017

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2019 and 2018, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2019 and the related notes to consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Notes 1 and 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to the discontinued operations of the aircraft leasing business.

March 5, 2020

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Millions, except share data)	2019	2018
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$61,806	$51,180
Fair value option securities (includes VIE assets of $977 and $954)	1,584	1,488
Mortgage loans (includes VIE assets of $1,800 and $1,800)	16,388	14,886
Policy loans	7,950	7,975
Other investments (includes VIE assets of $776 and $572)	5,707	4,038
TOTAL INVESTMENTS	93,435	79,567
Cash, cash equivalents, and restricted cash (includes VIE assets of $57 and $60)	6,111	2,274
Deferred policy acquisition costs	4,804	5,023
Other assets (includes VIE assets of $7 and $8)	2,574	2,803
Separate account assets	60,192	53,709
Assets related to discontinued operations (Note 6)		11,339

TOTAL ASSETS	$167,116	$154,715

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$60,634	$53,878
Future policy benefits	21,684	18,095
Debt (includes VIE debt of $1,634 and $1,594)	4,542	4,475
Fair value option debt (represents VIE debt)	910	880
Other liabilities (includes VIE liabilities of $34 and $110)	4,755	3,240
Separate account liabilities	60,192	53,709
Liabilities related to discontinued operations (Note 6)		8,095
TOTAL LIABILITIES	152,717	142,372

Commitments and contingencies (Note 17)

Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Additional paid-in capital	1,019	1,023
Retained earnings	10,571	10,434
Accumulated other comprehensive income	2,603	73
Total Stockholder’s Equity	14,223	11,560
Noncontrolling interests	176	783
TOTAL EQUITY	14,399	12,343
TOTAL LIABILITIES AND EQUITY	$167,116	$154,715

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Millions)	2019	2018	2017
REVENUES
Policy fees and insurance premiums	$5,878	$4,750	$4,347
Net investment income	3,514	3,243	2,835
Net investment gain (loss)	(391)	60	53
Other than temporary impairments	(19)	(15)	(11)
Investment advisory fees	265	295	300
Other income	298	264	262
TOTAL REVENUES	9,545	8,597	7,786

BENEFITS AND EXPENSES
Policy benefits paid or provided	4,915	3,644	3,463
Interest credited to policyholder account balances	1,633	1,490	1,383
Commission expenses	877	1,264	769
Operating and other expenses	1,503	1,427	1,341
TOTAL BENEFITS AND EXPENSES	8,928	7,825	6,956

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES FROM CONTINUING OPERATIONS	617	772	830
Provision (benefit) for income taxes from continuing operations	65	74	(436)

INCOME FROM CONTINUING OPERATIONS	552	698	1,266
Discontinued operations, net of taxes (Note 6)	359	229	94

Net income	911	927	1,360
Less: net income from continuing operations attributable to noncontrolling interests	(24)	(3)	(5)
Less: income from discontinued operations attributable to noncontrolling interest	(100)	(53)	(1)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$787	$871	$1,354

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,
(In Millions)	2019	2018	2017
NET INCOME	$911	$927	$1,360

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	2,523	(1,529)	411
Other, net	7	(8)	8

Other comprehensive income (loss)	2,530	(1,537)	419

Comprehensive income (loss)	3,441	(610)	1,779
Less: comprehensive income attributable to noncontrolling interests	(124)	(56)	(6)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$3,317	$(666)	$1,773

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

		Additional		Accumulated Other	Total
	Common	Paid-in	Retained	Comprehensive	Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Income	Equity	Interests	Equity
BALANCES, JANUARY 1, 2017	$30	$1,019	$8,625	$909	$10,583	$125	$10,708
Comprehensive income:
Net income			1,354		1,354	6	1,360
OCI				419	419		419
Total comprehensive income					1,773	6	1,779
Dividend to parent			(160)		(160)		(160)
Reclassification of deferred tax effects (Note 1)			(285)	285	—		—
Partial sale of discontinued operation		4			4	587	591
Change in equity of noncontrolling interests						(23)	(23)
BALANCES, DECEMBER 31, 2017	30	1,023	9,534	1,613	12,200	695	12,895
Cumulative effect of adoption of accounting change (Note 1)			29	(3)	26		26
BALANCES, JANUARY 1, 2018	30	1,023	9,563	1,610	12,226	695	12,921
Comprehensive income (loss):
Net income			871		871	56	927
OCI				(1,537)	(1,537)		(1,537)
Total comprehensive income (loss)					(666)	56	(610)
Change in equity of noncontrolling interests						32	32
BALANCES, DECEMBER 31, 2018	30	1,023	10,434	73	11,560	783	12,343
Comprehensive income:
Net income			787		787	124	911
OCI				2,530	2,530		2,530
Total comprehensive income					3,317	124	3,441
Dividend to parent			(650)		(650)		(650)
Equity capital contribution, net of tax, for additional interest in discontinued operation (Note 1)		5			5	194	199
Distributions of noncontrolling interest for sale of discontinued operation (Notes 1 and 6)		(9)			(9)	(940)	(949)
Change in equity of noncontrolling interests						15	15
BALANCES, DECEMBER 31, 2019	$30	$1,019	$10,571	$2,603	$14,223	$176	$14,399

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income from continuing operations	$552	$698	$1,266
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(42)	(45)	(46)
Depreciation and amortization	90	76	86
Deferred income taxes	(77)	207	(636)
Net investment (gain) loss	391	(60)	(53)
Other than temporary impairments	19	15	11
Net change in deferred policy acquisition costs	(372)	13	(246)
Interest credited to policyholder account balances	1,633	1,490	1,383
Net change in future policy benefits	2,649	1,806	1,369
Purchases of trading securities	(890)	(299)	(428)
Proceeds from disposals of trading securities	439	265	422
Other operating activities, net	131	(141)	208
Net cash provided by operating activities - discontinued operations	548	629	572
NET CASH PROVIDED BY OPERATING ACTIVITIES	5,071	4,654	3,908

CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(10,755)	(10,513)	(6,685)
Sales	1,668	1,632	994
Maturities and repayments	3,409	2,216	2,767
Purchases of fair value option securities	(857)	(882)	(673)
Proceeds from disposals of fair value option securities	851	440	150
Purchases of equity securities	(2)	(266)
Proceeds from sale of equity securities	101	641
Fundings of mortgage loans	(2,805)	(2,093)	(1,636)
Repayments of mortgage loans	1,348	740	295
Purchases of real estate	(878)	(343)	(682)
Net change in policy loans	25	(294)	(244)
Terminations of derivative instruments, net	447	445	400
Proceeds from nonhedging derivative settlements	278	311	105
Payments for nonhedging derivative settlements	(845)	(517)	(579)
Purchases of working capital finance investments	(1,000)	(943)	(905)
Repayments of working capital finance investments	951	983	990
Net change in cash collateral	579	(289)	86
Other investing activities, net	(138)	(256)	(405)
Net cash provided by (used in) investing activities - discontinued operations	1,272	(1,600)	(1,345)
NET CASH USED IN INVESTING ACTIVITIES	(6,351)	(10,588)	(7,367)
(Continued)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2019	2018	2017
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$9,867	$9,575	$6,843
Withdrawals	(6,089)	(5,910)	(4,735)
Net change in short-term debt	8	(14)	98
Issuance of long-term debt	359	148	1,144
Partial retirement of surplus notes			(906)
Payments of long-term debt	(290)	(2)	(23)
Issuance of fair value option debt		460	460
Net change in cash collateral for loaned securities	835	472	640
Dividend to parent	(650)		(160)
Other financing activities, net	(35)	30	(22)
Net cash provided by financing activities - discontinued operations	452	1,258	1,423
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,457	6,017	4,762

Net change in cash, cash equivalents, and restricted cash	3,177	83	1,303
Cash, cash equivalents, and restricted cash, beginning of year	2,274	2,478	1,234
Change in cash, cash equivalents, and restricted cash of disposed subsidiary	660	(287)	(59)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF YEAR	$6,111	$2,274	$2,478

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$18	$(54)	$248
Interest paid from continuing operations	255	234	194
Interest paid from discontinued operations	266	216	178
NON-CASH TRANSACTIONS
Assets received in connection with pension risk transfer transactions	221

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.                                      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries (the Company) and affiliates have primary business operations consisting of life insurance, annuities, and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and the variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives, including embedded derivatives

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits, including guarantees

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

In March 2019, TC Skyward Aviation U.S., Inc. (TCSA), a Delaware corporation and direct subsidiary of Tokyo Century Corporation, a Japanese corporation, contributed $200 million of additional equity capital directly to Aviation Capital Group LLC (ACG) in exchange for newly issued limited liability company interests, increasing TCSA’s total ownership in ACG to 24.5% of the outstanding limited liability company interests in ACG.  ACG was then a 75.5% owned indirect subsidiary of Pacific Life, engaged in the acquisition and leasing of commercial aircraft.

In September 2019, the Company entered into a definitive agreement to sell its remaining ownership in ACG to TCSA and on December 5, 2019, the Company completed the sale.  Effective upon the closing of the transaction, the Company received cash proceeds of $3.0 billion, recorded a $25 million gain on sale of discontinued operations, net of taxes, and disposed of the Company’s aircraft leasing business.  As the sale of ACG represented a strategic shift that has a major effect on the Company’s operations and financial results, the Company’s aircraft leasing business has been classified as a discontinued operation within the consolidated financial statements for all periods presented.  See Note 6 for additional information on discontinued operations.

Certain reclassifications have been made to the 2018 and 2017 consolidated financial statements to conform to the 2019 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2019 through March 5, 2020, the date the consolidated financial statements were available to be issued.  See Note 15.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

For fixed maturity securities in unrealized loss positions, the Company evaluates whether it intends to sell, or will be required to sell the security before anticipated recovery of amortized cost. If a security meets either criteria, it is considered an other than temporary impairment. If a security does not meet either criteria, an analysis is performed on whether projected future cash flows are sufficient to recover the amortized cost.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities and syndicated bank loans.  The Company elected the FVO in order to report the investments at fair value with changes in the fair value of these securities recognized in net investment gain (loss).  This accounting treatment for the U.S. Government securities will provide a partial offset on income volatility due to the impact of interest rate movements.  The Company has elected the FVO for debt issued from a collateralized loan obligation (CLO) that is classified as a VIE.  The debt and syndicated bank loans were designated as FVO to reduce the impact of market value changes from the CLO on the consolidated financial statements. See Notes 3 and 10.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances.  Interest income is recorded as earned using the contractual interest rate.  Generally, accrued interest is capitalized on the policy’s anniversary date.  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies.  Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in private equity partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, equity securities, trading securities, securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds), and working capital finance investments (WCFI).  Investments in private equity partnerships, joint venture interests and hedge funds are recorded under either the equity method of accounting or at fair value using the net asset value (NAV) per share practical expedient.  The income and changes in fair value for these investments are recorded in net investment income.  Trading securities, equity securities and the securities of the 40 Act Funds are reported at fair value with changes in fair value recognized in net investment gain (loss).  WCFIs are held at accreted book value, which approximates fair value due to the short-term nature of the investment.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered not recoverable and an impairment loss is recognized as the amount by which the real estate carrying value exceeds its fair value.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  Prior to the adoption of Accounting Standards Update (ASU) 2017-12, if the derivative was designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative was recorded in OCI and reclassified to earnings when the hedged item affected earnings, and the ineffective portion of changes in the fair value of the derivative was recognized in net investment gain (loss).  Effective January 1, 2019, the Company adopted ASU 2017-12 which no longer requires the Company to bifurcate the ineffective portion for cash flow hedges.  See Recently Adopted Accounting Pronouncements below for further discussion.  If the derivative is designated as a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported in net investment gain (loss).  The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net investment gain (loss), or interest credited to policyholder account balances when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.  Restricted cash primarily consists of liquidity reserves related to security deposits, commitment fees, cash collateral, cash held in trusts, and property tax impounds.  Restricted cash was $14 million and $7 million as of December 31, 2019 and 2018, respectively.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The nature of sales inducements include bonus credits equal to a certain percentage of each deposit.

For universal life (UL), variable annuities, and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.50% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $238 million and $246 million as of December 31, 2019 and 2018, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $241 million and $253 million as of December 31, 2019 and 2018, respectively.  The net contribution to income from the Closed Block was $1 million, zero, and $3 million for the years ended December 31, 2019, 2018, and 2017, respectively.  As of December 31, 2019 and 2018, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $35 million as of December 31, 2019 and 2018.  There were no goodwill impairments recognized during the years ended December 31, 2019, 2018, and 2017.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Interest credited to these contracts ranged from 0.0% to 9.1%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and certain immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses.  Interest rates used in establishing such liabilities ranged from 0.8% to 11.0%.  Assumptions such as mortality and interest rates are “locked in” upon the issuance of new business.  Although certain assumptions are “locked-in”, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves.  Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.  Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available for sale are included in accumulated other comprehensive income (AOCI).

The liability for future policy benefits includes a liability for unpaid claims, established based on the Company’s estimated cost of settling all claims.  Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.  The estimates used to determine the liability for unpaid claims are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 9).  All other GLB guarantees are accounted for as embedded derivatives (Note 7).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 1.5% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized DAC.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to non-traditional longevity reinsurance are assumed from Pacific Life Re Limited (PLRL), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLRL is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration, and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration, and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds.  These fees are based upon the NAV of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the consolidated financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized.

The Company records uncertain tax positions in accordance with the Accounting Standards Codification’s (Codification) Income Taxes Topic on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits in the provision (benefit) for income taxes in the consolidated statements of operations.  Accrued interest and penalties are included in other liabilities in the consolidated statements of financial condition.  Immaterial amounts of interest and penalties were recognized in the years ended December 31, 2019, 2018, and 2017.

The Company accounts for investment tax credits using the deferral method of accounting.

The Company is accounting for the taxes due on future U.S. inclusions in taxable income related to global intangible low-taxed income as a current period expense when incurred (i.e., using the period cost method).

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.  Some of the Company’s non-U.S. subsidiaries are subject to tax in other jurisdictions.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  See Note 14.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable of occurring and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender, and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments.  See Note 11.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2018, the Financial Accounting Standards Board (FASB) issued ASU 2018-02.  This ASU permits retrospective reclassification of certain tax effects from AOCI to retained earnings for stranded tax effects resulting from the Act.  This ASU is effective for fiscal years beginning after December 15, 2018, however early adoption is permitted for financial statements that have not yet been issued.  The Company early adopted this ASU and reclassified $285 million of deferred tax effects from AOCI to retained earnings as of December 31, 2017.  See the consolidated statements of equity and Note 12.

In 2017, the FASB issued ASU 2017-12, which together with all subsequent amendments, identified targeted improvements to accounting for hedging activities.  The objective of this guidance is to improve the financial reporting of hedging relationships to better portray the economic results of a company’s risk management activities in its financial statements and make certain targeted improvements to simplify the application of the hedge accounting guidance.  The amended presentations and disclosure guidance is required only prospectively.  The Company adopted this standard on January 1, 2019 and it did not have a material impact on the Company’s consolidated financial statements.  See Note 7 for expanded disclosures.

In 2016, the FASB issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the NAV practical expedient in the Codification’s Financial Services - Investment Companies Topic.  Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income.  The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach.  The impact of this adoption on January 1, 2018 was an increase of $29 million to beginning retained earnings and a reduction of $3 million to AOCI.  See the consolidated statements of equity and Notes 5 and 11.

In 2014, the FASB issued ASU 2014-09, which together with all subsequent amendments, supersedes nearly all existing revenue recognition guidance under U.S. GAAP; however, it did not impact the accounting for insurance contracts, leases, financial instruments, and guarantees.  For those contracts that are impacted by the new guidance, the guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services.  The Company adopted this standard on January 1, 2019 applying the modified retrospective approach.  Adoption did not have a material impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income.  In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., URR) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method.  Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts.  The new guidance is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, and permits a modified retrospective transition approach which includes a number of optional practical expedients.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2.                                      STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

The NE DOI previously had a prescribed accounting practice for certain synthetic guaranteed interest contract (GIC) reserves that differed from National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP).  Effective January 1, 2019, the prescribed practice was no longer applicable as the NE DOI adopted the NAIC SAP basis for the reserve calculation.  The NE DOI reserve method was based on an annual accumulation of 30% of the contract fees on synthetic GICs and was subject to a maximum of 150% of the annualized contract fees.  This reserve amounted to $60 million as of December 31, 2018, and was recorded by Pacific Life.  As the permitted practice is no longer applicable, this reserve was released effective January 1, 2019 with an offsetting adjustment in surplus.  The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors.  As of December 31, 2019 and 2018, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $1,716 million, $869 million, and $1,201 million for the years ended December 31, 2019, 2018, and 2017, respectively.  Statutory capital and surplus of Pacific Life was $10,510 million and $9,691 million as of December 31, 2019 and 2018, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets, and third party excess of loss reinsurance agreement or note facilities.  As of December 31, 2019, Pacific Life’s total statutory reserve credit was $2,590 million, of which $1,644 million was supported by third party excess of loss reinsurance agreement and note facilities.  As of December 31, 2018, Pacific Life’s total statutory reserve credit was $2,448 million, of which $1,575 million was supported by third party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Reserves in excess of the economic reserves held at PAR Vermont were supported by a letter of credit facility (LOC Facility) with a highly rated bank providing for the issuance of an irrevocable letter of credit (LOC) with an adjustable amount up to a maximum commitment amount of $843 million and a 20 year term expiring October 2031.  The LOC Facility was non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The LOC was approved as an admissible asset by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2018, the LOC amounted to $794 million and was held in a trust with Pacific Life as beneficiary.  PAR Vermont admitted $794 million as assets in its statutory financial statements as of December 31, 2018.  Effective December 1, 2019, PAR Vermont terminated the LOC Facility.

Effective December 1, 2019, PAR Vermont entered into a 25 year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum amount of $1.5 billion with an expiration date of December 1, 2044 which replaced the terminated LOC Facility.  The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The XOL Agreement has been approved as an admissible asset in the amount of the XOL asset value as calculated in accordance with the XOL Agreement by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2019, the XOL asset value was $814 million.  PAR Vermont admitted $814 million as assets in its statutory financial statements as of December 31, 2019.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a note receivable in return with a maturity date of December 2041.  The note receivable is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension.  The note receivable has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2019 and 2018, the note receivable amounted to $479 million and $361 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $479 million and $361 million as an asset in its statutory financial statements as of December 31, 2019 and 2018, respectively.

Pacific Life has reinsurance agreements with Pacific Life Reinsurance (Barbados) Ltd. (PLRB), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific LifeCorp.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retroceded the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to PLRB (PLRB Agreement).  The PLRB Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by cash, funds withheld at Pacific Life and a $365 million letter of credit issued to PLRB by a highly rated bank for the benefit of Pacific Life, which expires August 2021.  In connection with the letter of credit, Pacific LifeCorp has provided a guarantee to the bank for certain obligations under the letter of credit agreement.  In addition, Pacific LifeCorp entered into a capital maintenance agreement with PLRB.

Pacific Annuity Reinsurance Company (PARC) is a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance (AZ DOI) and wholly owned by Pacific LifeCorp.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis.  In December 2012, the effective date of the reinsurance agreement, Pacific Life ceded 5% of its inforce variable annuity business to PARC, after third-party reinsurance, and cedes 5% of new business issued thereafter.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2019 and 2018, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2019 statutory results, Pacific Life could pay $869 million in dividends in 2020 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  During the years ended December 31, 2019, 2018, and 2017, Pacific Life paid dividends to Pacific LifeCorp of $650 million, zero, and $160 million.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the AZ DOI for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on these restrictions and 2019 statutory results, PL&A could pay $41 million in dividends to Pacific Life in 2020 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2019, 2018, and 2017, PL&A paid dividends to Pacific Life of $41 million, $40 million, and $40 million, respectively.

3.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2019 and 2018, the assets and liabilities, which the Company has consolidated because it is the primary beneficiary:

	Assets	Liabilities
	(In Millions)
December 31, 2019:
Commercial mortgage-backed security trusts	$1,805	$1,525
CLO and warehousing facilities	1,023	940
Sponsored investment funds	767	113
Other	22
Total	$3,617	$2,578

December 31, 2018:
Commercial mortgage-backed security trusts	$1,805	$1,525
CLO and warehousing facilities	1,010	920
Sponsored investment funds	544	58
Other	35	81
Total	$3,394	$2,584

COMMERCIAL MORTGAGE-BACKED SECURITY TRUSTS

The Company has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIEs).  The trusts are classified as VIEs as they have no equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default.  The assets of the CMBS VIEs can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $279 million as of December 31, 2019 and 2018.  Non-recourse debt consolidated by the Company was $1,521 million as of December 31, 2019 and 2018 (included in CMBS VIE debt in Note 10).

CLO AND WAREHOUSING FACILITIES

The Company provides initial seed capital into sponsored CLO and warehousing facilities, which are classified as VIEs as they have insufficient equity investment at risk.  The Company has determined that it is the primary beneficiary of these VIEs due to its significant control as the collateral manager.  The Company has elected the FVO method of accounting for $977 million and $954 million of investments in the CLO and warehousing facilities as of December 31, 2019 and 2018, respectively.  The Company has also elected the FVO method of accounting for $910 million and $880 million of debt issued from the CLO as of December 31, 2019 and 2018, respectively (included in FVO debt - VIE in Note 10).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of these entities, the Company concluded that they are subject to consolidation under the VIE rules and that the Company is the primary beneficiary.   Short-term non-recourse debt consolidated by the Company was $113 million and $55 million as of December 31, 2019 and 2018, respectively (included in other VIE debt in Note 10).  The lines of credit associated with this debt have a $140 million borrowing capacity.  The Company’s unfunded commitment to the underlying investments of the limited partnerships was $867 million and $726 million as of December 31, 2019 and 2018, respectively.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the investments in VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant activities.  Also presented is the maximum exposure to loss which includes the carrying amount plus any unfunded commitments assuming the commitments are fully funded.

	Carrying Amount	Maximum Exposure to Loss
	(In Millions)
December 31, 2019:
Private equity	$681	$1,362
Real estate	22	62
Other	73	73
Total	$776	$1,497

December 31, 2018:
Private equity	$617	$1,259
Real estate	92	120
Other	57	57
Total	$766	$1,436

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

REAL ESTATE

Real estate are limited liability company and limited partnership investment funds that are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturity securities available for sale, at fair value.  The Company has determined that it is not the primary beneficiary of these structured securities due to the fact that it does not control these entities.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 5 for the net carrying amount and fair value of the structured security investments.

4.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Balance, January 1	$5,023	$4,693	$4,509
Additions:
Capitalized during the year	864	871	613
Amortization:
Impact of assumption unlockings	(51)	(38)	40
All other	(441)	(846)	(407)
Total amortization	(492)	(884)	(367)
Allocated to OCI	(591)	343	(62)
Balance, December 31	$4,804	$5,023	$4,693

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Balance, January 1	$437	$513	$545
Deferred costs capitalized during the year	6	9	11
Amortization of deferred costs	(9)	(85)	(43)
Balance, December 31	$434	$437	$513

5.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of available for sale securities are shown below.  The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and fair value hedges (Note 7).  See Note 11 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2019:
U.S. Government	$325	$7	$1	$331
Obligations of states and political subdivisions	1,432	233	1	1,664
Foreign governments	543	58	1	600
Corporate securities (1)	48,235	4,373	103	52,505
RMBS (2)	3,098	97	6	3,189
CMBS	1,689	66	4	1,751
Other asset-backed securities	1,702	70	6	1,766
Total fixed maturity securities	$57,024	$4,904	$122	$61,806

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2018:
U.S. Government	$54	$6		$60
Obligations of states and political subdivisions	1,172	124	$3	1,293
Foreign governments	604	26	7	623
Corporate securities (1)	44,477	1,085	1,243	44,319
RMBS (2)	2,098	82	24	2,156
CMBS	1,300	14	21	1,293
Other asset-backed securities	1,407	44	15	1,436
Total fixed maturity securities	$51,112	$1,381	$1,313	$51,180

(1) Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $1 million and $4 million as of December 31, 2019 and 2018, respectively.

(2) Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $2 million and $7 million as of December 31, 2019 and 2018, respectively.

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2019, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,461	$23	$3	$1,481
Due after one year through five years	11,274	556	33	11,797
Due after five years through ten years	20,757	1,448	32	22,173
Due after ten years	17,043	2,644	38	19,649
	50,535	4,671	106	55,100
Mortgage-backed and asset-backed securities	6,489	233	16	6,706
Total fixed maturity securities	$57,024	$4,904	$122	$61,806

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2019:
U.S. Government	$269	$1			$269	$1
Obligations of states and political subdivisions			$22	$1	22	1
Foreign governments	1	1			1	1
Corporate securities	1,166	15	1,243	88	2,409	103
RMBS	732	2	200	4	932	6
CMBS	165	3	42	1	207	4
Other asset-backed securities	254	2	39	4	293	6
Total fixed maturity securities	$2,587	$24	$1,546	$98	$4,133	$122

December 31, 2018:
Obligations of states and political subdivisions	$221	$3			$221	$3
Foreign governments	118	4	$28	$3	146	7
Corporate securities	19,538	777	5,237	466	24,775	1,243
RMBS	418	8	382	16	800	24
CMBS	451	7	264	14	715	21
Other asset-backed securities	319	5	268	10	587	15
Total fixed maturity securities	$21,065	$804	$6,179	$509	$27,244	$1,313

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2019 and 2018 were 319 and 1,745, respectively.  The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2019 and 2018 were 171 and 571, respectively.

The gross unrealized losses on available for sale investments in the tables above decreased from $1,313 million as of December 31, 2018 to $122 million as of December 31, 2019.  The decrease is primarily due to declining interest rates, as well as credit spread tightening.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company has a securities lending program whereby the Company lends fixed maturity securities (security loans) to financial institutions in short-term arrangements.  The Company receives cash collateral (cash collateral liability) equal to 102% of the fair value of the loaned securities and monitors the fair value of loaned securities with additional collateral obtained, as necessary.  The gross carrying amounts are disclosed in the table below.  The borrowers of the loaned securities are permitted to sell or repledge those securities.  All securities lending agreements are callable by the Company at any time.  The contractual maturities on all securities lending arrangements are open as the related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.  The Company has made an accounting policy election not to offset the loaned securities and cash collateral liabilities in its consolidated statements of financial condition.

The Company invests cash collateral received from its securities lending arrangements into repurchase agreements (reinvestment portfolio).  To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment portfolio, the Company reinvests in highly liquid assets maturing within 95 days.  All repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, or U.S. Corporate bonds with fair values equal to 102% of the repurchase agreements.  Additionally, all repurchase agreements are indemnified by the Company’s securities lending agent against counterparty default.  When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts, monitoring fair values daily, and securing indemnification from financial institutions with strong financial credit ratings.

The following table presents the Company’s security loans outstanding, reinvestment portfolio and the corresponding collateral held:

	December 31,
	2019	2018
	(In Millions)
Security loans outstanding, fair value (1)	$2,058	$1,254
Reinvestment portfolio, fair value (2)	2,131	1,296
Cash collateral liability (3)	2,131	1,296

(1)   Included in fixed maturity securities available for sale, at fair value and comprised of corporate securities.

(2)   Included in cash, cash equivalents, and restricted cash.  The reinvestment portfolio remaining contractual maturities as of December 31, 2019 are $1,006 million and $1,125 million maturing in 30 days or less and 31 to 60 days, respectively.

(3)   Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
Fixed maturity securities	$2,341	$2,080	$1,912
FVO securities	74	52	26
Mortgage loans	756	694	613
Real estate	225	187	148
Policy loans	218	216	212
Partnerships and joint ventures	126	211	110
Other	75	51	37
Gross investment income	3,815	3,491	3,058
Investment expense	301	248	223
Net investment income	$3,514	$3,243	$2,835

The components of net investment gain (loss) are as follows:

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
Fixed maturity securities:
Gross gains on sales	$35	$33	$87
Gross losses on sales	(30)	(36)	(9)
Total fixed maturity securities	5	(3)	78
FVO and trading securities	89	(38)	44
Equity securities	27	(21)	17
Real estate	79
Equity total return swaps	(275)	54	(215)
Equity futures	(33)	(3)	(84)
Equity put options	(54)	9	(29)
Equity call options	732	(256)	343
Foreign currency and interest rate swaps	57	16	(12)
Synthetic GIC policy fees	49	44	45
Embedded derivatives:
Variable annuity GLB	27		322
Fixed indexed annuities	(565)	44	(128)
Life indexed accounts	(520)	228	(335)
Other	(16)	(8)	(3)
Other	7	(6)	10
Net investment gain (loss)	$(391)	$60	$53

The tables below summarize OTTI by investment type:

	Recognized in Earnings	Recognized in OCI	Total
		(In Millions)
Year Ended December 31, 2019:
Corporate securities	$13		$13
RMBS	6		6
Total OTTI	$19	—	$19

Year Ended December 31, 2018:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Real estate	6		6
Total OTTI	$15	—	$15

Year Ended December 31, 2017:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Other investments	2		2
Total OTTI	$11	—	$11

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2019	2018
	(In Millions)
Cumulative credit loss, January 1	$164	$174
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired	6
Total additions	6	—
Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(1)
Securities sold	(78)	(9)
Total subtractions	(79)	(10)
Cumulative credit loss, December 31	$91	$164

Net unrealized gain (loss) recognized in the consolidated statements of operations during the periods presented on securities still held at each period end is as follows:

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
FVO securities	$77	$(29)	$33
Trading securities	13	(10)	7
Equity securities	9	(8)
Other investments measured at NAV	29	35	17

The change in net unrealized gain (loss) in available for sale securities is as follows:

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
Available for sale securities:
Fixed maturity	$4,698	$(2,807)	$1,119
Equity (1)			(6)
Total available for sale securities	$4,698	$(2,807)	$1,113

(1) Effective January 1, 2018, with the adoption of ASU 2016-01 (Note 1), available for sale equity securities were reclassified to equity securities at fair value through net income.

Trading securities, included in other investments, totaled $702 million and $232 million as of December 31, 2019 and 2018, respectively.  The cumulative net unrealized gain (loss) on trading securities held as of December 31, 2019 and 2018 was $10 million and ($8) million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S.  The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2019	2018
	(In Millions)
California	$2,942	$2,219
Texas	2,501	2,481
New York	1,702	1,707
Washington	1,298	1,480
Illinois	1,127	1,064
Other	6,818	5,935
Total mortgage loans	$16,388	$14,886

Included in the December 31, 2019 and 2018 amounts for Texas and New York are $1,050 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 3).  Included in the December 31, 2019 amounts for Other in the table above are $288 million and $169 million located in Canada and the UK, respectively.  Included in the December 31, 2018 amounts for Other in the table above are $341 million and $164 million located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2019 or 2018.  As of December 31, 2019, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs of less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  Includes troubled debt restructures performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for troubled debt restructure, impairment and loss is increased.  Includes all loans performing as agreed during the first year of a troubled debt restructure unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored monthly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2019, 2018, and 2017, there were 3, 11, and 14 loans with a book value of $45 million, $93 million, and $305 million, respectively, that were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount of the loans, no impairment loss was recorded.

The following tables set forth mortgage loan credit levels as of December 31, 2019 and 2018 ($ In Millions):

	December 31, 2019
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$534	2.28							$534	2.28
Apartment	1,681	1.57	$124	0.97					1,805	1.53
Golf course	24	1.75	13	0.49	$39	0.83	$22	0.74	98	1.00
Industrial	148	1.55							148	1.55
Lodging	1,493	2.40	166	1.47					1,659	2.30
Mobile home park	183	3.15							183	3.15
Office	4,223	1.91	78	2.07			21	0.47	4,322	1.91
Office - VIE	750	3.44							750	3.44
Residential	24	1.52							24	1.52
Retail	3,036	2.07							3,036	2.07
Retail - VIE	1,050	2.75							1,050	2.75
Construction	2,245		534						2,779
Total	$15,391	2.14	$915	1.40	$39	0.83	$43	0.61	$16,388	2.11

	December 31, 2018
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$321	2.35							$321	2.35
Apartment	1,464	1.71	$45	1.09					1,509	1.69
Golf course	21	1.97	16	0.85	$28	1.01	$41	0.75	106	1.08
Industrial	90	1.54							90	1.54
Lodging	1,427	2.30	50	1.85					1,477	2.29
Mobile home park	187	3.06							187	3.06
Office	3,640	1.95	524	1.65			22	0.47	4,186	1.91
Office - VIE	750	3.44							750	3.44
Residential	43	1.44							43	1.44
Retail	2,972	2.14							2,972	2.14
Retail - VIE	1,050	2.64							1,050	2.64
Construction	1,808		387						2,195
Total	$13,773	2.19	$1,022	1.61	$28	1.01	$63	0.66	$14,886	2.15

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  As of December 31, 2019 and 2018, the Company has $102 million and $68 million, respectively, of funding agreements issued by the FHLB of Topeka.  The funding agreement liabilities are included in policyholder account balances (Note 8).  As of December 31, 2019 and 2018, mortgage loans with a fair value of $277 million and $194 million, respectively, are in a custodial account pledged as approved collateral for the funding agreements.  The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.

Real estate investments totaled $2,285 million and $1,571 million as of December 31, 2019 and 2018, respectively.

6.                          SALE OF AIRCRAFT LEASING BUSINESS

As discussed in Note 1, on December 5, 2019, the Company completed the sale of ACG to TCSA.  Upon the closing of the transaction, the Company received cash proceeds of $3.0 billion.

The Company has determined that the disposal of the aircraft leasing business represents a strategic shift that has a major effect on the Company’s operations and financial results.  Accordingly, the results of operations of the aircraft leasing business have been presented as discontinued operations in the consolidated statements of operations and consolidated statements of cash flows, and the assets and liabilities related to discontinued operations have been segregated and separately disclosed in the consolidated statements of financial condition for all periods presented.  Upon entering into the definitive agreement to sell its remaining ownership in ACG to TCSA in September 2019, the Company classified the aircraft leasing business as held for sale, and the related assets and liabilities have been segregated and separately disclosed in the consolidated statements of financial condition.  Depreciation expense and impairments were not recorded by the Company on assets of the business after it was classified as held for sale.  Subsequent to the classification of the business as held for sale, depreciation of aircraft of $99 million and aircraft and asset impairments of $109 million were not recorded and not reflected in the respective depreciation of aircraft and operating expenses lines below for the year ended December 31, 2019, which increased the carrying value of the aircraft leasing business used to calculate the gain on sale of discontinued operations, net of taxes.

The sale was recorded in the fourth quarter of 2019 and resulted in a gain of $25 million, net of taxes, which was recorded as a component of discontinued operations in the consolidated statement of operations.

Operating results of discontinued operations, related to the aircraft leasing business, were as follows:

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
REVENUES
Aircraft leasing revenue	$966	$954	$898
Net investment income		4	5
Net realized investment loss	(7)	(6)	(5)
Other income	141	95	52
Total revenues	1,100	1,047	950

BENEFITS AND EXPENSES
Operating expenses	146	182	261
Depreciation of aircraft	284	352	322
Interest expense	263	244	221
Total benefits and expenses	693	778	804

Income from discontinued operations	407	269	146
Provision for income taxes from discontinued operations	73	40	52
Income from discontinued operations, net of taxes	334	229	94

Gain on sale of discontinued operations	23
Benefit from income taxes from discontinued operations	(2)
Gain on sale of discontinued operations, net of taxes	25

Discontinued operations, net of taxes	$359	$229	$94

Assets and liabilities related to discontinued operations were as follows:

	December 31,
	2019	2018
	(In Millions)
Other investments		$1
Cash, cash equivalents, and restricted cash		660
Aircraft, net		9,016
Other assets		1,662
Total assets related to discontinued operations	—	$11,339

Debt		$7,030
Other liabilities		1,065
Total liabilities related to discontinued operations	—	$8,095

Included in noncontrolling interests on the consolidated statements of financial condition is $646 million as of December 31, 2018 that relate to the aircraft leasing business.

7.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, futures, and options.  In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with variable annuity GLBs within certain insurance and reinsurance contracts, including those deemed embedded derivatives.  See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.

Equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price.

Equity call options are contracts to buy the index at a predetermined time at a contracted price.  These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The main currencies that the Company economically hedges are the euro, British pound and Canadian dollar.

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Synthetic GICs

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.  At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the variable annuity GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these variable annuity GLBs is considered an embedded derivative.  The Company also reinsures certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes equity total return swaps, equity futures and equity call options based upon broad market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.  The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments and amortization of $705 million, $320 million, and $500 million for the years ended December 31, 2019, 2018, and 2017, respectively, which are recorded in net investment gain (loss).

	Years Ended December 31,
	2019	2018	2017
		(In Millions)
Equity total return swaps	$(71)	$44	$(13)
Equity put options	(23)	36	(4)
Equity call options	1,163	41	530
Foreign currency and interest rate swaps	12	52	(38)
Other	(1)	(1)	1
Embedded derivatives:
Variable annuity GLBs	(105)	(145)	166
Fixed indexed annuities	(565)	44	(128)
Life indexed accounts	(520)	228	(335)
Other	(15)	(7)	(2)
Total	$(125)	$292	$177

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currency and benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 11 years.

The effective portion of gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $31 million and ($18) million for the years ended December 31, 2018 and 2017, respectively.  The ineffective portion of losses recognized in net investment gain (loss) was zero and $1 million for the years ended December 31, 2018 and 2017, respectively.  Effective January 1, 2019, with the adoption of ASU 2017-12 (Note 1), the Company is no longer required to bifurcate ineffectiveness.  Gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $4 million for the year ended December 31, 2019.

No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2019, 2018, and 2017.

All of the hedged forecasted transactions for cash flow hedges were determined to be probable of occurring for the years ended December 31, 2019, 2018, and 2017.

Over the next twelve months, the Company anticipates that $2 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in fair value due to changes in foreign currencies and benchmark interest rates of its assets and liabilities.

The Company had gains (losses) recognized in net investment gain (loss) for derivatives designated as fair value hedges for foreign currency and interest rate swaps of ($1) million, zero, and zero on derivatives and $16 million, zero, and zero on the hedged items for the years ended December 31, 2019, 2018, and 2017, respectively.  Gains and losses include the changes in fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk.  The Company includes the gain or loss on the derivative in the same line as the offsetting gain or loss on the hedged item.  These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

The following table discloses items designated and qualifying as hedged items in fair value hedges as of December 31, 2019:

	Carrying Amount		Cumulative Amount
	of Hedged		of Fair Value Hedging
	Assets and		Adjustments to Hedged
Derivative Instrument	Liabilities		Assets and Liabilities
	(In Millions)
Foreign currency swaps	$1,034	(1)	$6
Interest rate swaps	492	(1)	(22)
Interest rate swaps	24	(1)	4	(3)
Interest rate swaps	(659	)(2)	(140	)(3)

Location on the consolidated statements of financial condition:

(1) Fixed maturity securities available for sale, at fair value

(2) Debt

(3) Hedge accounting has been discontinued.  The cumulative amount of fair value hedging adjustments in the table above represent the amount remaining.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables, and income accruals.  See Note 11 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange-traded derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2019				December 31, 2018
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Millions)				(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps - fair value	$1,507	$41	$36	(1)
Foreign currency and interest rate swaps - cash flow	50	5		(1)	$455	$23	$9	(1)
Total derivatives designated as hedging instruments	1,557	46	36		455	23	9

Derivatives not designated as hedging instruments:
Equity total return swaps	1,695	1	34	(1)	824	45	1	(1)
Equity futures	1,830				2,305
Equity put options	482	9		(1)	256	32		(1)
Equity call options	13,916	852	4	(1)	9,642	86	78	(1)
Foreign currency and interest rate swaps	2,146	113	20	(1)	1,171	105	11	(1)
Synthetic GICs	28,568				23,342
Embedded derivatives:
Variable annuity GLBs			1,208	(3)			1,057	(3)
Variable annuity GLB - reinsurance contracts		269		(2)		223		(2)
Fixed indexed annuities			1,652	(4)			732	(4)
Life indexed accounts			752	(4)			180	(4)
Other		26	90	(5)		9	38	(5)
Total derivatives not designated as hedging instruments	48,637	1,270	3,760		37,540	500	2,097
Total derivatives	$50,194	$1,316	$3,796		$37,995	$523	$2,106

Location on the consolidated statements of financial condition:

(1) Other investments and other liabilities

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other assets, policyholder account balances and other liabilities

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral (3)	Net Amounts
	(In Millions)
December 31, 2019:
Derivative assets	$753	$(587)	$166	$(157)	$9
Derivative liabilities	64	(64)	—		—

December 31, 2018:
Derivative assets	$255	$(218)	$37	$(35)	$2
Derivative liabilities	248	(243)	5		5

(1) As of December 31, 2019 and 2018, derivative assets include expense accruals of $213 million and $27 million, respectively, and derivative liabilities include expense accruals of $1 million and $157 million, respectively.

(2) As of December 31, 2019 and 2018, the Company received excess cash collateral of $13 million and $11 million, respectively, and provided excess cash collateral of $1 million and $4 million, respectively, which are not included in the table.

(3) As of December 31, 2019 and 2018, the Company accepted excess asset collateral of $1 million and $2 million, respectively, which are not included in the table.

Cash collateral received from counterparties was $541 million and $99 million as of December 31, 2019 and 2018, respectively.  This unrestricted cash collateral is included in cash, cash equivalents, and restricted cash and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities.  Cash collateral pledged to counterparties was $87 million and $225 million as of December 31, 2019 and 2018, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

As of December 31, 2019 and 2018, the Company had also accepted collateral, consisting of various securities, with a fair value of $158 million and $37 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2019 and 2018, none of the collateral had been sold or repledged.  As of December 31, 2019 and 2018, the Company did not provide any collateral in the form of various securities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.  The Company currently pledges cash to satisfy this collateral requirement. For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2019 was $10 million.  The maximum exposure to any single counterparty was $5 million as of December 31, 2019.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives.  As of December 31, 2019, the Company’s financial strength ratings were above the specified level.

8.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2019	2018
	(In Millions)
UL	$31,101	$29,915
Annuity and deposit liabilities	26,962	22,873
Fixed indexed annuity embedded derivatives	1,652	732
Life indexed account embedded derivatives	752	180
Funding agreements	167	178
Total	$60,634	$53,878

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2019	2018
	(In Millions)
Annuity reserves	$13,409	$10,358
Policy benefits (1)	3,213	2,883
URR (2)	1,882	1,994
Life insurance	1,627	1,435
Variable annuity GLB embedded derivatives	1,208	1,057
Closed Block liabilities	241	253
Other	104	115
Total	$21,684	$18,095

(1) As of December 31, 2019 and 2018, policy benefits consist primarily of $1,118 million and $915 million of liabilities for unpaid claims and $1,828 million and $1,801 million primarily representing single premium immediate annuity reserves, respectively.

(2) The Company annually revises certain assumptions to develop EGPs for its products subject to URR amortization.  The revised EGPs resulted in increased URR amortization of $48 million, decreased URR amortization of $120 million, and decreased URR amortization of $43 million for the years ended December 31, 2019, 2018, and 2017, respectively.

9.                          SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 7.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2019	2018
	($ In Millions)
Return of net deposits:
Separate account value	$50,672	$45,795
Net amount at risk (1)	208	1,300
Average attained age of contract holders	69 years	68 years

Anniversary contract value:
Separate account value	$12,755	$11,845
Net amount at risk (1)	181	1,069
Average attained age of contract holders	70 years	69 years

Minimum return:
Separate account value	$755	$708
Net amount at risk (1)	114	208
Average attained age of contract holders	74 years	74 years

(1) Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2019	2018	2019	2018	2019	2018
	GMIB		GMWBL (2)		GMWBL (3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,410	$1,345	$7,883	$6,632
Net amount at risk (1)	153	284	274	861	$116	$101
Average attained age of contract holders	65 years	64 years	69 years	68 years	68 years	68 years

(1)    GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

(2)    GMWBL related to variable annuities.

(3)    GMWBL related to fixed annuities.

The determination of GMDB, GMIB, and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following table summarizes the GMDB, GMIB, and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,
	2019	2018	2019	2018	2019	2018	2019	2018
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$18	$11	$41	$39	$88	$75	$30	$19
Changes in reserves	9	16	4	7	24	13	10	11
Benefits paid	(8)	(9)	(6)	(5)
Balance, end of year	$19	$18	$39	$41	$112	$88	$40	$30

(1) GMWBL related to variable annuities.

(2) GMWBL related to fixed annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2019	2018
	(In Millions)
Asset type:
Equity	$35,435	$29,571
Bonds	14,318	13,335
Other	1,145	3,099
Total separate account value	$50,898	$46,005

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2018	$863	$278	$585
Incurred guaranteed benefits	93	23	70
Paid guaranteed benefits	(6)	(5)	(1)
Balance, December 31, 2018	950	296	654
Incurred guaranteed benefits	210	50	160
Paid guaranteed benefits	(6)	(4)	(2)
Balance, December 31, 2019	$1,154	$342	$812

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2019	2018
	($ In Millions)
Net amount at risk (1)	$15,342	$15,793
Average attained age of policyholders	63 years	62 years

(1) Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

10.                   DEBT AND FVO DEBT

SHORT-TERM DEBT

	December 31,
	2019	2018
	(In Millions)
Short-term debt: (1)
Commercial paper		$50
Other VIE debt (Note 3)	$113	55
Total short-term debt	$113	$105

(1) Does not include current maturities of long-term debt.

Pacific Life and PL&A

Pacific Life maintains a $700 million commercial paper program.  There was zero and $50 million commercial paper debt outstanding as of December 31, 2019 and 2018.  Interest is at variable rates and was 2.5% as of December 31, 2018.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in June 2023 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2019 and 2018, respectively.

Pacific Life and PL&A maintains uncommitted reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2019 and 2018.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $1.2 billion as of December 31, 2019.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2019 and 2018.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $21 million as of December 31, 2019.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2019 and 2018.

LONG-TERM DEBT

	December 31,					December 31,
	2019					2018
($ In Millions)	Carrying Amount	Maturity Date	Interest Rate	Interest Payment Frequency	Type	Carrying Amount
Long-term debt:
Surplus notes:
2017 surplus notes (1)	$749	2067	4.3% (2)	Semiannually (2)	Fixed (2)	$749
2013 internal surplus note (3)	406	2043	5.125%	Semiannually	Fixed	405
2010 internal surplus note (3)	56	2020	6.0%	Semiannually	Fixed	56
2009 surplus notes (1)	385	2039	9.25%	Semiannually	Fixed	385
1993 surplus notes (1)	134	2023	7.9%	Semiannually	Fixed	134
Fair value hedge adjustments - terminated interest rate swap agreements (4)	140					147
Non-recourse long-term debt:
Non-recourse debt (5)	1,058	2020 to 2030	3.2% to 5.4%	Monthly	Variable/ Fixed	990
CMBS VIE debt (Note 3) (6)	1,521	2025 to 2044	3.5% to 3.6%	Monthly	Fixed	1,521
Total long-term debt	4,449					4,387

Total short-term debt	113					105

Debt issuance cost	(20)					(17)
Total debt	$4,542					$4,475

FVO debt - VIE (Note 3)	$910					$880

(1) The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  The 1993 surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  Pacific Life may redeem all or a portion of the 2009 surplus notes at its option at the redemption price described under the terms of the notes and may redeem all or a portion of the 2017 surplus notes at its option at any time on or after October 24, 2047 at the redemption price described under the terms of the notes, subject to the prior approval of the NE DOI noted above.  Losses of $89 million were recognized in interest expense during the year ended December 31, 2017 from the extinguishments of surplus notes, net of fair value hedge adjustments.

(2) Represent rate, frequency, and type through October 23, 2047.  Thereafter until maturity, interest is payable quarterly at a floating rate equal to three-month London Interbank Offered Rate (LIBOR) for deposits in U.S. dollars plus 2.796%.

(3) The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million (the 2010 internal surplus note) and $500 million (the 2013 internal surplus note).  The 2010 surplus note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  The 2013 surplus note is an unsecured debt obligation of the Company and ranks equally with the Company’s existing and future surplus notes or similar obligations.  The 2013 surplus note is subordinated in right of payment to all other existing and future senior indebtedness of the Company and to present and future claims under insurance policies and annuity contracts issued by the Company.  All future payments of interest and principal on these internal surplus notes can be made only with the prior approval of the NE DOI.

(4) Pacific Life previously terminated interest rate swaps converting the 1993 surplus notes and 2009 surplus notes to variable rate notes.  As a result, fair value hedge adjustments were recorded to the net carrying amount of each note and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The total unamortized fair value hedge adjustments as of December 31, 2019 for the 1993 surplus notes and 2009 surplus notes were $19 million and $121 million, respectively.  The total unamortized fair value hedge adjustments as of December 31, 2018 for the 1993 surplus notes and 2009 surplus notes were $23 million and $124 million, respectively.

(5) As of December 31, 2019 and 2018, $1,008 million and $939 million, respectively, was outstanding on various real estate property related loans entered into by certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life.  The real estate property related loans amount includes zero and $18 million related to other consolidated VIEs as of December 31, 2019 and 2018, respectively.  These loans are secured by real estate properties.  Also included in other non-recourse debt is $50 million and $51 million as of December 31, 2019 and 2018, respectively, on a secured borrowing due to an unrelated third party.  The collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property.

(6) This debt is secured by commercial real estate property and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.  See Note 3.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal, and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2019.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

	Surplus	Non-recourse
Years Ending December 31:	Notes	Debt	Total
	(In Millions)
2020	$56	$143	$199
2021		33	33
2022		60	60
2023	134	76	210
2024		224	224
Thereafter	1,545	522	2,067
Total	$1,735	$1,058	$2,793

The table above excludes short-term debt, VIE debt, fair value hedge adjustments, and original issue discount fees of $5 million.

FVO DEBT

As of December 31, 2019 and 2018, the Company had FVO debt from CLOs classified as VIEs (Note 3) of $910 million and $880 million, respectively, with floating interest rates that range from three month LIBOR plus 1.09% to 6.68%, with maturities ranging from 2029 to 2031.  This debt is secured by syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

11.                   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value.  The determination of fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                 Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3                 Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2019 and 2018.

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2019:
Assets:
U.S. Government		$331				$331
Obligations of states and political subdivisions		1,642	$22			1,664
Foreign governments		600				600
Corporate securities		49,912	2,593			52,505
RMBS		3,149	40			3,189
CMBS		1,663	88			1,751
Other asset-backed securities		1,478	288			1,766
Total fixed maturity securities	—	58,775	3,031	—	—	61,806

FVO securities		1,584				1,584

Other investments:
Trading securities		702				702
Equity securities	$90	16				106
Other investments (2)	15	199	9			223
Other investments measured at NAV (3)						1,079
Total other investments	105	917	9	—	—	2,110

Derivatives:
Foreign currency and interest rate swaps		159		$159	$(79)	80
Equity derivatives			862	862	(248)	614
Embedded derivatives			295	295		295
Total derivatives	—	159	1,157	1,316	(327)	989

Separate account assets:
Separate account assets	59,772					59,772
Separate account assets measured at NAV (3)						420
Total separate account assets (4)	59,772	—	—	—	—	60,192
Total	$59,877	$61,435	$4,197	$1,316	$(327)	$126,681

Liabilities:
FVO debt		$910				$910

Derivatives:
Foreign currency and interest rate swaps		56		$56	$(79)	(23)
Equity derivatives			$38	38	(248)	(210)
Embedded derivatives			3,702	3,702		3,702
Total derivatives	—	56	3,740	3,796	(327)	3,469
Total	—	$966	$3,740	$3,796	$(327)	$4,379

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2018:
Assets:
U.S. Government		$60				$60
Obligations of states and political subdivisions		1,270	$23			1,293
Foreign governments		623				623
Corporate securities		42,612	1,707			44,319
RMBS		2,146	10			2,156
CMBS		1,272	21			1,293
Other asset-backed securities		1,078	358			1,436
Total fixed maturity securities	—	49,061	2,119	—	—	51,180

FVO securities		1,488				1,488

Other investments:
Trading securities		232				232
Equity securities	$68	163				231
Other investments (2)		118	8			126
Other investments measured at NAV (3)						762
Total other investments	68	513	8	—	—	1,351

Derivatives:
Foreign currency and interest rate swaps		128		$128	$(53)	75
Equity derivatives			163	163	(150)	13
Embedded derivatives			232	232		232
Total derivatives	—	128	395	523	(203)	320

Separate account assets:
Separate account assets	53,390					53,390
Separate account assets measured at NAV (3)						319
Total separate account assets (4)	53,390	—	—	—	—	53,709
Total	$53,458	$51,190	$2,522	$523	$(203)	$108,048

Liabilities:
FVO debt		$880				$880

Derivatives:
Foreign currency and interest rate swaps		20		$20	$(53)	(33)
Equity derivatives			$79	79	(150)	(71)
Embedded derivatives			2,007	2,007		2,007
Total derivatives	—	20	2,086	2,106	(203)	1,903
Total	—	$900	$2,086	$2,106	$(203)	$2,783

(1)   Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty.

(2)   Excludes investments accounted for under the equity method of accounting.

(3)   Certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

(4)   Separate account assets are measured at fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the fair value of separate account assets.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2019.

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
		($ In Millions)
Private equity funds	$1,079	None (2)	N/A	N/A	$1,241

Separate account hedge funds	420	Monthly	None to 4 years	5 - 185 days
		Quarterly
		Semi-Annually
		Annually

Total measured at NAV	$1,499				$1,241

(1)   Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, loans, real estate, derivatives, privately held companies, and private partnerships.

(2)   Distributions by these investments are generated from liquidation of the underlying assets of the funds, which are determined by the general partner.  The Company is not aware of any announcements of planned liquidations.

FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, FVO, TRADING, AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale, FVO, trading, and equity securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available.  Securities priced by the matrix model are primarily comprised of private placement securities.  Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service.  The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating, and sector.

Where matrix model pricing is not used, fair values are determined by other internally-derived valuation tools which use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants, and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate.  Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts, and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value.  Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, FVO, trading, and equity securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility, and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2019 and 2018.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2019.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility, and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees, and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin, and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the consolidated statements of financial condition.  The fair value of separate account assets is based on the fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2019	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2019
					(In Millions)
Obligations of states and political subdivisions	$23		$(1)						$22
Corporate securities	1,707	$(15)	134	$156	$(218)	$1,080	$(61)	$(190)	2,593
RMBS	10		1		(315)	383		(39)	40
CMBS	21		4	2	(61)	122			88
Other asset-backed securities	358	1	10	1	(171)	157	(17)	(51)	288
Total fixed maturity securities	2,119	(14)	148	159	(765)	1,742	(78)	(280)	3,031

Other investments	8					1			9

Derivatives, net: (1)
Equity derivatives	84	923				222		(405)	824
Embedded derivatives	(1,775)	(1,206)				(773)		347	(3,407)
Total derivatives	(1,691)	(283)	—	—	—	(551)	—	(58)	(2,583)

Total	$436	$(297)	$148	$159	$(765)	$1,192	$(78)	$(338)	$457

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2018	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2018
					(In Millions)
Obligations of states and political subdivisions	$24		$(1)						$23
Foreign governments	28		(2)		$(25)			$(1)	—
Corporate securities	1,476	$13	(93)	$27	(119)	$718	$(224)	(91)	1,707
RMBS	15		3	1	(156)	155		(8)	10
CMBS	100		(4)	2	(96)	19			21
Other asset-backed securities	374	1	(10)	10	(72)	97		(42)	358
Total fixed maturity securities	2,017	14	(107)	40	(468)	989	(224)	(142)	2,119

Other investments	5					4	(1)		8

Derivatives, net: (1)
Equity derivatives	386	52			84			(438)	84
Embedded derivatives	(1,693)	119				(659)		458	(1,775)
Total derivatives	(1,307)	171	—	—	84	(659)	—	20	(1,691)

Total	$715	$185	$(107)	$40	$(384)	$334	$(225)	$(122)	$436

(1)  Excludes derivative net settlements of ($666) million and ($314) million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss).  Excludes synthetic GIC policy fees of $49 million and $44 million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss).  Excludes embedded derivative policy fees of $132 million and $145 million for the years ended December 31, 2019 and 2018, respectively, that are recorded in net investment gain (loss).

During the years ended December 31, 2019 and 2018, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value.  The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Investment Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2019:
Corporate securities	$7	$(10)	$(12)	$(15)
Other asset-backed securities		1		1
Total fixed maturity securities	7	(9)	(12)	(14)

Equity derivatives		923		923
Embedded derivatives		(1,206)		(1,206)
Total derivatives	—	(283)	—	(283)
Total	$7	$(292)	$(12)	$(297)

	Net	Net
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2018:
Corporate securities	$18	$(1)	$(4)	$13
Other asset-backed securities	1			1
Total fixed maturity securities	19	(1)	(4)	14

Equity derivatives		52		52
Embedded derivatives		119		119
Total derivatives	—	171	—	171
Total	$19	$170	$(4)	$185

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2019	2018
	(In Millions)
Fixed maturity securities (1)	$119	$(70)

Derivatives, net: (2)
Equity derivatives	697	(39)
Embedded derivatives	(1,080)	142
Total	$(264)	$33

(1) Amounts are recognized in OCI.
(2) Amounts are recognized in net investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement and the sensitivity of the fair value to changes in those inputs for Level 3 assets and liabilities as of December 31, 2019 ($ In Millions).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (5)
Obligations of states and political subdivisions	$22	Discounted cash flow	Spread (1)	557-561 (560)	Decrease

Corporate securities	2,593	Discounted cash flow	Spread (1)	43-995 (228)	Decrease
		Market pricing	Quoted prices (2)	25-135 (102)	Increase
		Cap at call price	Call price	100	N/A

RMBS	40	Market pricing	Quoted prices (2)	100-103 (101)	Increase

CMBS	88	Discounted cash flow	Spread (1)	217-350 (280)	Decrease
			Prepayment rate	0%-18% (0%)	N/A
			Default rate	0%	Decrease (6)
			Severity	0%	Decrease (6)

Other asset-backed securities	288	Discounted cash flow	Spread (1)	17-330 (137)	Decrease
		Market pricing	Quoted prices (2)	79-116 (108)	Increase
		Cap at call price	Call price	100	N/A

Other investments	9	Redemption value	Redemption value (3)	100	N/A

Equity derivatives (4)	824	Option pricing model	Equity volatility	7% - 52%	Increase (7)
Embedded derivatives (4)	(3,407)	Option pricing techniques	Equity volatility	7% - 52%	Increase (8)
			Mortality:
			Ages 0-40	0.01% - 0.18%	Decrease (9)
			Ages 41-60	0.06% - 0.55%	Decrease (9)
			Ages 61-120	0.39% - 100.00%	Decrease (9)
			Mortality improvement	0.00% - 4.47%	Increase (10)
			Withdrawal utilization	0.00% - 97.50%	Varies by product (11)
			Lapse rates	0.00% - 100%	Decrease (12)
			Credit standing adjustment	0.10% - 1.15%	Decrease (13)
Total	$457

(1) Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure, and credit quality.

(2) Independent third-party quotations were used in the determination of fair value.

(3) Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4) Since the valuation methodology for equity derivatives and embedded derivatives uses a range of inputs that vary at the contract level, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

(5) The impact of a decrease in input would have the opposite impact on fair value as that presented in the table.  For any given annuity contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6) Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7) Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.

(8) Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index.  The assumption is based on historical realized equity volatility.

(9) Mortality rates vary by age, gender, policy year, and mortality segments.  Mortality rate assumptions are based on Company experience.  There are two mortality segments: the plus segment consists of policies without a lifetime guaranteed minimum withdrawal benefits (GMWB) rider; the minus segment consists of policies with a lifetime GMWB rider.  An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment.  As of December 31, 2019, the majority of policies in scope are in the minus segment.

(10) Mortality improvement varies by age, gender, calendar year, and mortality segment.  Mortality improvement assumptions are based on Company experience.  Mortality segments are defined in (9) above.  An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.

(11) The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit.  The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue.  Withdrawal utilization assumptions are based on Company experience.  An increase in the withdrawal utilization assumption results in an increase (decrease) in the fair value for variable (fixed indexed) annuities.

(12) Variable annuity lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value.  Fixed indexed annuity lapse rates consist of a base lapse rate that varies by product and policy year, and a dynamic adjustment based on how the credited rate on the contract compares to competitor rates.  Lapse rate assumptions are based on Company experience.

(13) The credit standing adjustment represents the Company’s nonperformance risk spread, and varies by duration.  The assumption is based on Barclays financial credit spreads.

The Company did not have any significant nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2019 and 2018.  The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	Fair Value	December 31, 2019		December 31, 2018
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
		(In Millions)
Assets:
Mortgage loans	Level 3	$16,388	$17,391	$14,886	$14,649
Policy loans	Level 3	7,950	7,950	7,975	7,975
Cash and cash equivalents	Level 1	6,097	6,097	2,267	2,267
Restricted cash	Level 1	14	14	7	7
Liabilities:
Funding agreements	Level 3	167	168	178	178
Annuity and deposit liabilities	Level 3	26,962	26,962	22,873	22,873
Short-term debt	Level 2	113	113	105	105
Long-term debt	Level 2	4,449	4,785	4,387	4,333

This table excludes the following financial instruments: accrued investment income receivables and payables, cash collateral liability for securities lending, and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2019 and 2018:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The fair value of funding agreements is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest.  The fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The fair value of long-term debt is based on market quotes or discounting estimated future cash flows using market rates, except for certain VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

12.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on		Gain (Loss)
	Securities Available		on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Millions)
Balance, January 1, 2017	$842		$88	$(21)	$909
Change in OCI before reclassifications	734	(2)	(18)	8	724
Income tax (expense) benefit	(255)		6		(249)
Gain reclassified from AOCI	(86)				(86)
Income tax expense	30				30
Reclassification of deferred tax effects	272		17	(4)	285
Balance, December 31, 2017	1,537		93	(17)	1,613
Cumulative effect of adoption of accounting change (Note 1)	(3)				(3)
Revised balance, January 1, 2018	1,534		93	(17)	1,610
Change in OCI before reclassifications	(1,978	)(2)	30	(8)	(1,956)
Income tax (expense) benefit	416		(6)		410
Loss reclassified from AOCI	12				12
Income tax benefit	(3)				(3)
Balance, December 31, 2018	(19)		117	(25)	73
Change in OCI before reclassifications	3,177	(2)	6	9	3,192
Income tax expense	(667)			(2)	(669)
(Gain) loss reclassified from AOCI	14		(5)		9
Income tax expense (benefit)	(3)		1		(2)
Balance, December 31, 2019	$2,502		$119	$(18)	$2,603

(1) See Note 4 and Note 8 for information related to DAC and future policy benefits.

(2) Includes allocation of the combined net holding increase (reduction) from DAC, URR, and future policy benefits of ($1,507) million, $848 million, and ($465) million for the years ended December 31, 2019, 2018, and 2017, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2019	2018	2017
	(In Millions)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale (1)	$(5)	$3	$(95)
OTTI recognized on securities available for sale (2)	19	9	9
Total unrealized (gain) loss on securities available for sale, net	14	12	(86)

Derivatives reclassification, net	(5)

Total amounts reclassified from AOCI	$9	$12	$(86)

Location on the consolidated statements of operations:

(1) Net investment gain (loss)

(2) OTTI

13.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.  Reinsurance receivables, included in other assets, were $1,157 million and $1,196 million as of December 31, 2019 and 2018, respectively.  Reinsurance payables, included in other liabilities, were $290 million and $226 million as of December 31, 2019 and 2018, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Direct premiums	$2,761	$1,719	$1,502
Reinsurance assumed (1)	938	996	1,048
Reinsurance ceded	(434)	(437)	(409)
Insurance premiums	$3,265	$2,278	$2,141

(1) Included are $56 million of assumed premiums from PLRL for each of the years ended December 31, 2019, 2018, and 2017.

14.                   INCOME TAXES

The provision (benefit) for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Current	$142	$(133)	$200
Deferred	(77)	207	(636)
Total	$65	$74	$(436)

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 21% for the years ended December 31, 2019 and 2018 and 35% for the year ended December 31, 2017 to the provision (benefit) for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Provision for income taxes at the statutory rate	$129	$162	$291
Dividends received deduction	(31)	(31)	(81)
Tax credits	(24)	(33)	(24)
Remeasurement of operating deferred taxes		(49)	(395)
Remeasurement of OCI deferred taxes			(285)
Transition tax on deemed repatriation			23
Tax on financial reporting basis over tax basis of foreign subsidiary			48
Foreign tax credit adjustments	5	41
Other	(14)	(16)	(13)
Provision (benefit) for income taxes from continuing operations	$65	$74	$(436)

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2019	2018
	(In Millions)
Deferred tax assets:
Investments including derivatives	$638	$442
Policyholder reserves	610	525
Deferred compensation	65	57
Tax net operating loss carryforwards	1	1
Tax credit carryforwards		268
Other	147	109
Total deferred tax assets	1,461	1,402

Deferred tax liabilities:
DAC	(715)	(678)
Derivatives	(540)	(415)
Partnership investments	(67)	(646)
Depreciation	(8)	(7)
Other	(10)	(23)
Total deferred tax liabilities	(1,340)	(1,769)

Net deferred tax asset (liability)	121	(367)
Unrealized gain on derivatives and securities available for sale	(701)	(2)
Other adjustments	9	(8)
Net deferred tax liability	$(571)	$(377)

The Company has $4 million of Federal dual consolidated loss carryovers that expire between 2026 and 2031.

Management has assessed that it is more likely than not that the Company’s deferred tax assets as of December 31, 2019 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (In Millions):

Balance as of January 1, 2017	$52
Decrease - prior year positions	(52)
Balance as of December 31, 2017	—
Increase - prior year positions	41
Balance as of December 31, 2018	41
Increase - prior year positions	5
Increase - current year positions	41
Balance as of December 31, 2019	$87

The Company identified liabilities for uncertain tax positions in 2016 for which there is uncertainty about the timing, but not the deductibility, of tax deductions relating to aircraft maintenance reserves, which was reduced in 2017 by adjusting net operating loss carryovers.

During 2018, the outcome in certain European Union (EU) member country tax courts indicated that foreign tax withholding refund claims that the Company had filed in previous years were more likely than not to be refunded, which would reduce foreign tax credits claimed on the Company’s U.S. Federal income tax return.  As a result of this change in facts, the Company recorded a liability of $41 million for the uncertainty of sustaining the benefit of the foreign tax credits previously claimed.

During 2019, the uncertain tax benefit increased by $46 million for the following items:

•                  $36 million increase related to state tax on intercompany transactions, which was reclassified from deferred tax liability to the liability for uncertain tax positions as a result of a triggering event,

•                  $5 million increase due to additional foreign tax withholding refund claims filed during 2019, and

•                  $5 million increase for the uncertainty in sustaining the benefit of research and development credits claimed on amended prior year U.S. federal income tax returns.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the IRS and is audited periodically by some state taxing authorities.  The Internal Revenue Service (IRS) is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Act was enacted, which significantly revised the U.S. corporate income tax system.  Among other things, the Act lowered the Federal corporate income tax rate from 35% to 21%, effective January 1, 2018; implemented a territorial tax system, and imposed a transition tax on deemed repatriated earnings of foreign subsidiaries; broadened the base of taxable income, particularly with respect to the calculation of tax reserves, DAC, and the Dividends Received Deduction (DRD); and repealed the corporate alternative minimum tax.

Following the guidance in Staff Accounting Bulletin No. 118 (SAB 118), the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017, specifically:

•                  An income tax benefit of $680 million for the estimated remeasurement of the Company’s U.S. net deferred tax liabilities.

•                  An income tax expense of $23 million for the deemed repatriation of accumulated earnings in foreign subsidiaries.

The measurement period in SAB 118 ended on December 22, 2018, and the Company completed the accounting for the tax impact of the Act based on legislative updates relating to the Act currently available.  Adjustments were recorded during the year ended December 31, 2018 to the provisional estimates initially recorded, specifically:

•                  Additional income tax benefit of $49 million for the remeasurement of the Company’s U.S. net deferred tax liabilities as a result of certain tax positions taken on the 2017 tax return filing.

Prior to the enactment of the Act, the Company considered the earnings in its non-U.S. subsidiaries to be indefinitely reinvested; accordingly, it recorded no deferred income taxes with respect to the excess of the amount for financial reporting over the tax basis in its non-U.S. subsidiaries, including undistributed foreign earnings.  The transition tax included in the Act reduced this excess, but did not eliminate it.  As the remaining excess of the amount for financial reporting over the tax basis reverses, it may result in additional non-U.S. withholding taxes, as well as U.S. Federal and state taxes.  More specifically:

•                  As of December 31, 2017, the Company changed its prior assertion of indefinite reinvestment of earnings in Singapore, and recorded a deferred tax liability of $48 million, with respect to remaining financial reporting basis over the tax basis in its Singapore subsidiary.  The deferred tax liability has been updated as of December 31, 2018 to account for activity during the year ended December 31, 2018.

•                  Due to the sale of the Company’s remaining ownership interest in ACG to TCSA in 2019, the deferred tax liability for the financial reporting basis over the tax basis of the Company’s investment in ACG, inclusive of the Singapore subsidiary, has been recognized.

15.                   SEGMENT INFORMATION

The Company has three operating segments:  Life Insurance, Retirement Solutions, and Reinsurance.  These segments are managed separately and have been identified based on differences in products and services offered.  All other activity is included in the Corporate and Other segment.  The transactions disclosed in discontinued operations (Note 6) relate to the disposition of the Company’s Aircraft Leasing segment.  The aircraft leasing business is included in Corporate and Other as discontinued operations.   Effective January 1, 2020, the Company formed the Institutional segment, offering pension risk transfer, spread lending, and stable value products.

The Life Insurance segment provides a wide range of life insurance products through multiple distribution channels operating in the affluent, broad, and corporate markets.  Principal products include universal life, indexed universal life, variable universal life, hybrid Long Term Care, and term life.  Distribution channels include independent producers, financial advisory networks, independent brokerage general agencies, wirehouses, e-tailers, and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, and structured settlement and group retirement annuities, which are offered through multiple distribution channels.  Distribution channels include independent planners, regional broker-dealers, wirehouses and financial institution distributors.

The Reinsurance segment primarily includes the domestic retrocession business, which assumes mortality risks from other life reinsurers.  Additionally, retrocession agreements related to non-traditional longevity reinsurance are assumed from PLRL.  The international retrocession business serves clients primarily in Canada, Europe, and Asia.

The Corporate and Other segment consists of assets, liabilities, and activities, which support the Company’s operating segments.  Included in these support activities is the management of investments and mutual funds, the Company’s financing activities (including the issuance of long-term and short-term debt), and other expenses and other assets not directly attributable to the operating segments.  The Corporate and Other segment also includes operations that do not qualify as operating segments and the elimination of intersegment transactions.  Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets.  Net investment income and net investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment.  Overhead expenses are allocated based on services provided.  Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income.

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity.  The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as net investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2019 and 2018, the Company had foreign investments of $15.4 billion and $13.6 billion, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2019, 2018, and 2017.

The following is segment information as of and for the year ended December 31, 2019:

	Life Insurance	Retirement Solutions	Reinsurance	Corporate and Other	Total
			(In Millions)
REVENUES
Policy fees and insurance premiums	$1,706	$3,269	$903		$5,878
Net investment income	1,350	1,830	33	$301	3,514
Net investment gain (loss)	2	(574)	19	162	(391)
OTTI	(2)	(6)		(11)	(19)
Investment advisory fees	27	178		60	265
Other income	44	137	72	45	298
Total revenues	3,127	4,834	1,027	557	9,545

BENEFITS AND EXPENSES
Policy benefits	1,021	3,019	875		4,915
Interest credited	1,025	604		4	1,633
Commission expenses	409	413	27	28	877
Operating expenses	527	427	44	239	1,237
Interest expense	21			245	266
Total benefits and expenses	3,003	4,463	946	516	8,928

Income from continuing operations before provision for income taxes	124	371	81	41	617
Provision for income taxes	15	33	17		65

Income from continuing operations	109	338	64	41	552
Discontinued operations, net of taxes				359	359
Net income	109	338	64	400	911
Less: net income from continuing operations attributable to noncontrolling interests				(24)	(24)
Less: income from discontinued operations attributable to noncontrolling interest				(100)	(100)
Net income attributable to the Company	$109	$338	$64	$276	$787

Total assets	$49,484	$102,614	$1,888	$13,130	$167,116
DAC	1,841	2,929	34		4,804
Separate account assets	8,987	51,205			60,192
Policyholder and contract liabilities	36,005	44,981	1,165	167	82,318
Separate account liabilities	8,987	51,205			60,192

The following is segment information as of and for the year ended December 31, 2018:

	Life Insurance	Retirement Solutions	Reinsurance	Corporate and Other	Total
			(In Millions)
REVENUES
Policy fees and insurance premiums	$1,533	$2,270	$947		$4,750
Net investment income	1,272	1,539	35	$397	3,243
Net investment gain (loss)	23	35	(17)	19	60
OTTI	(4)	(6)		(5)	(15)
Investment advisory fees	28	253		14	295
Other income	40	190	33	1	264
Total revenues	2,892	4,281	998	426	8,597

BENEFITS AND EXPENSES
Policy benefits	833	1,956	855		3,644
Interest credited	975	510		5	1,490
Commission expenses	460	781	23		1,264
Operating expenses	471	488	39	191	1,189
Interest expense	16			222	238
Total benefits and expenses	2,755	3,735	917	418	7,825

Income from continuing operations before provision (benefit) for income taxes	137	546	81	8	772
Provision (benefit) for income taxes	(9)	41	18	24	74

Income (loss) from continuing operations	146	505	63	(16)	698
Discontinued operations, net of taxes				229	229
Net income	146	505	63	213	927
Less: net income from continuing operations attributable to noncontrolling interests				(3)	(3)
Less: income from discontinued operations attributable to noncontrolling interest				(53)	(53)
Net income attributable to the Company	$146	$505	$63	$157	$871

Total assets	$44,176	$87,714	$1,759	$21,066	$154,715
DAC	1,915	3,067	41		5,023
Separate account assets	7,506	46,203			53,709
Policyholder and contract liabilities	34,100	36,627	1,068	178	71,973
Separate account liabilities	7,506	46,203			53,709

The following is segment information for the year ended December 31, 2017:

	Life Insurance	Retirement Solutions	Reinsurance	Corporate and Other	Total
			(In Millions)
REVENUES
Policy fees and insurance premiums	$1,110	$2,246	$991		$4,347
Net investment income	1,201	1,385	33	$216	2,835
Net investment gain (loss)	14	(89)	8	120	53
OTTI	(3)	(6)		(2)	(11)
Investment advisory fees	27	262		11	300
Other income	39	191	30	2	262
Total revenues	2,388	3,989	1,062	347	7,786

BENEFITS AND EXPENSES
Policy benefits	668	1,881	914		3,463
Interest credited	915	460		8	1,383
Commission expenses	188	557	24		769
Operating expenses	418	467	33	122	1,040
Interest expense	12			289	301
Total benefits and expenses	2,201	3,365	971	419	6,956

Income (loss) from continuing operations before provision (benefit) for income taxes	187	624	91	(72)	830
Provision (benefit) for income taxes	(59)	(68)	7	(316)	(436)

Income from continuing operations	246	692	84	244	1,266
Discontinued operations, net of taxes				94	94
Net income	246	692	84	338	1,360
Less: net income from continuing operations attributable to noncontrolling interests				(5)	(5)
Less: income from discontinued operations attributable to noncontrolling interest				(1)	(1)
Net income attributable to the Company	$246	$692	$84	$332	$1,354

16.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the Pacific Select Fund (PSF) and the Pacific Funds Series Trust (PFST).  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees and other income, amounted to $300 million, $334 million, and $342 million for the years ended December 31, 2019, 2018, and 2017, respectively.  In addition, Pacific Life and PLFA provide certain support services to the PSF and PFST based on an allocation of actual costs.  These fees amounted to $6 million for the years ended December 31, 2019, 2018, and 2017.  Pacific Life also provides general administrative or investment management services to PMHC, PLC and other affiliates.  These fees amounted to $11 million, $13 million, and $10 million for the years ended December 31, 2019, 2018, and 2017, respectively.

Additionally, the PSF and PFST have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2019, 2018, and 2017, PSD received $100 million, $111 million, and $116 million, respectively, in service and other fees from the PSF and PFST, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $4.4 billion and $3.9 billion as of December 31, 2019 and 2018, respectively.  Related to the insurance contracts, Pacific Life and PL&A received $567 million, $469 million and $475 million of insurance premiums and paid $270 million, $235 million, and $210 million of policy benefits for the years ended December 31, 2019, 2018, and 2017, respectively.  In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $3.7 billion and $3.3 billion as of December 31, 2019 and 2018, respectively.

17.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in mortgage loans, limited partnerships, fixed maturity securities, and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
Years Ending December 31:	Mortgage Loans	Partnerships	Other Investments	Total
2020	$486	$438	$533	$1,457
2021	397	258		655
2022	314	239		553
2023	174	222		396
2024		198		198
Thereafter	1	233	2	236
Total	$1,372	$1,588	$535	$3,495

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $10 million, $10 million, and $8 million for the years ended December 31, 2019, 2018, and 2017, respectively.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2020	$11
2021 through 2024	36
2025 and thereafter	31
Total	$78

Pacific Life entered into agreements with PLRL and Pacific Life Re (Australia) Pty Limited (PLRA), a wholly owned indirect subsidiary of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL and PLRA.  These guarantees are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLRL or PLRA and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life reinsurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC.  Management believes that additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements.

In September 2019, Pacific Life renewed and increased its commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the DRD.  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Act (Notes 1 and 14), DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications.  The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded.  Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has ceded and assumed reinsurance contracts in place with a reinsurer whose financial stability has deteriorated.  In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2019, the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s consolidated financial statements.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 7 for discussion of contingencies related to derivative instruments.

See Note 14 for discussion of other contingencies related to income taxes.

Part II

PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Part A: None

Part B:

(1) Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2019 and for each of the periods presented, included in Part B, include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2) Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, included in Part B, include the following for Pacific Life:

Independent Auditors’ Report

Consolidated Statements of Financial Condition

Consolidated Statements of Operations

Consolidated Statements of Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(b) Exhibits

1.	(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0000898430-96-001377.txt http://www.sec.gov/Archives/edgar/data/935823/0000898430-96-001377-index.html

(b)

Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000945.txt

2.	Not applicable

3.	(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) (Amended and Restated); included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-11-061492 filed on June 24, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311061492/a59509aexv99w3xay.htm

	(b)

Form of Selling Agreement between Pacific Life, PSD and Various Broker Dealers; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w3xby.htm

	(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d3dc.htm

4.	(a)	(1)

Individual Flexible Premium Deferred Variable Annuity Contract-with CDSC Term (Form No. ICC12:10-1252); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxayx1y.htm

		(2)

Individual Flexible Premium Deferred Variable Annuity Contract-without CDSC Term (Form No. ICC12:10-1253); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxayx2y.htm

		(3)

Individual Flexible Premium Deferred Variable Annuity Contract-with CDSC Term (Form No. 10-1252CA-2); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-007883 filed on February 9, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918007883/a18-5514_1ex99d4da3.htm

		(4)

Individual Flexible Premium Deferred Variable Annuity Contract-without CDSC Term (Form No. 10-1253CA-2); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-025540 filed on April 20, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918025540/a18-7962_1ex99d4da4.htm

	(b)

403(b) Tax-Sheltered Annuity Rider (Form No. ICC12:20-1270); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxby.htm

	(c)

Section 457(b) Plan Rider (Form No. ICC12:20-1271); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxcy.htm

	(d)

Individual Retirement Annuity Rider (Form No. ICC12:20-1266); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found a thttp://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxdy.htm

(e)

Roth Individual Retirement Annuity Rider (Form No. ICC12:20-1267); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxey.htm

(f)

SIMPLE Individual Retirement Annuity Rider (Form No. ICC12:20-1268); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxfy.htm

(g)

Qualified Retirement Plan Rider (Form No. ICC12:20-1269); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx4yxgy.htm

(h)

DCA Plus Fixed Option Rider (Form No. ICC 11:20-1219); included in Registrant’s Form N-4, File No. 333-175279, Accession No. 0000950123-11-063391 filed on July 1, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311063391/a59352n4exv99w4xmy.htm

(i)

Guaranteed Withdrawal Benefit XII Rider-Single Life (Form No. ICC12:20-1256); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxiy.htm

(j)

Guaranteed Withdrawal Benefit XII Rider-Joint Life (Form No. ICC12:20-1257); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxjy.htm

(k)

Guaranteed Withdrawal Benefit X Rider-Single Life (Form No. ICC12:20-1258); included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxjjy.htm

(l)

Guaranteed Withdrawal Benefit X Rider-Joint Life (Form No. ICC12:20-1259); included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxkky.htm

(m)

Guaranteed Withdrawal Benefit XIII Rider (Form No. ICC12:20-1263); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxmy.htm

(n)

Guaranteed Minimum Accumulation Benefit Rider (Form No. ICC12:20-1254); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxny.htm

(o)

Stepped-Up Death Benefit II Rider (Form No. ICC12:20-1264); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx4yxoy.htm

(p)

Earnings Enhancement Death Benefit Rider (Form No. ICC 14:20-1295); Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-040149 filed on February 7, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514040149/d655721dex994p.htm

(q)

Guaranteed Withdrawal Benefit XV Rider — Single Life (Form No. ICC12:20-1501); Included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0001193125-16-460302 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312516460302/d102524dex994q.htm

(r)

Guaranteed Withdrawal Benefit XV Rider — Joint Life (Form No. ICC12:20-1502); Included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0001193125-16-460302 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312516460302/d102524dex994r.htm

(s)

Guaranteed Withdrawal Benefit XXI Rider – Single Life (Form No. ICC18:20-1425); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-007883 filed on February 9, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918007883/a18-5514_1ex99d4ds.htm

(t)

Guaranteed Withdrawal Benefit XXI Rider – Joint Life (Form No. ICC18:20-1426); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-007883 filed on February 9, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918007883/a18-5514_1ex99d4dt.htm

(u)

Earnings Enhancement Death Benefit Rider (Form No. 20-1296); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-007883 filed on February 9, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918007883/a18-5514_1ex99d4du.htm

(v)

Stepped-up Death Benefit III Rider (Form No. 20-1264CA-2); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-007883 filed on February 9, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918007883/a18-5514_1ex99d4dv.htm

(w)

Guaranteed Minimum Accumulation Benefit Rider (Protected Investment Benefit (5 Year Option)) (Form No. 20-1354); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-19-035844 filed on June 17, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465919035844/a19-11222_1ex99d4w.htm

(x)

Guaranteed Minimum Accumulation Benefit Rider (Protected Investment Benefit (10 Year Option)) (Form No. 20-1355); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-19-035844 filed on June 17, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465919035844/a19-11222_1ex99d4x.htm

5.	(a)

Variable Annuity Application. (Form No. ICC12:25-1252); included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313000795/a60352a1exv99wx5yxay.htm

6.	(a)

Pacific Life’s Articles of Incorporation; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000939.txt

(b)

By-laws of Pacific Life; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/0001017062-98-000945.txt

(c)

Pacific Life’s Restated Articles of Incorporation; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w6xcy.htm

(d)

By-laws of Pacific Life As Amended September 1, 2005; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0000892569-06-000528 filed on April 18, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906000528/a12992exv99w6xdy.htm

7.

Reinsurance Agreement with Union Hamilton; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex997.htm

8.	(a)

Pacific Select Fund Participation Agreement; included in Registrant’s Form N-4, File No. 033-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000101706201500083/dex998a.txt

(b)

Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributions, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; included in Registrant’s Form N-4, File No. 333-93059, Accession No. 0000892569-05-000253 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256905000253/a03608a3exv99w8xey.htm

(c)

AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xdy.htm

(d)

Form of BlackRock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xey.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-13-399380 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399380/d609046dex998d1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-13-399380 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399380/d609046dex998d2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xeyx1y.htm

(4)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-13-399380 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399380/d609046dex998d4.htm

(5)

Fifth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998e5.htm

(6)

Sixth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659‐19‐022568 filed on April 19, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465919022568/a19-5919_1ex99d8dd6.htm

(e)

Franklin Templeton Variable Insurance Products Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xfy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xfyx1y.htm

(2)

Addendum to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-11-036762 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311036762/a57716bexv99w8xfyx2y.htm

(3)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998e3.htm

(4)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998f4.htm

(5)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998e5.htm

(f)

Form of AllianceBernstein Investments, Inc. Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xgy.htm

(g)

Form of BlackRock Distributors, Inc. (formerly called FAM Distributors, Inc.) Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xhy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant's Form N-4. File No. 333-236927, Accession No. 0001104659-20-029802 filed March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920029802/a20-11372_1ex99d8e1.htm

(2)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998g4.htm

(h)

Form of Franklin Templeton Services, LLC Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961 filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xiy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xiyx1y.htm

(2)

Second Amendment to Administrative Service Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998i4.htm

(5)

Fifth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998h5.htm

(i)

Form of AIM Variable Insurance Funds Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001557/a50116exv99w8xny.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xiyx1y.htm

(j)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xky.htm

(1)

First Amendment to Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dj1.htm

(k)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xly.htm

(l)

Form of GE Investments Funds, Inc. Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xmy.htm

(1)

Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xmyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m3.htm

(m)

Form of GE Investment Distributors, Inc. Fund Marketing and Investor Service Agreement (Amended and Restated); included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xny.htm

(n)

Form of Van Kampen Life Investment Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xoy.htm

(o)

Form of Van Kampen Funds, Inc. Shareholder Service Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xpy.htm

(p)

Form of Van Kampen Asset Management Administrative Services Letter Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-001559 filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xqy.htm

(q)

Form of GE Investments Funds, Inc. Investor Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xry.htm

(1)

First Amendment to Investor Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xryx1y.htm

(2)

Second Amendment to Investor Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998r2.htm

(r)

Form of PIMCO Variable Insurance Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xsy.htm

(1)

First Amendment to Participation Agreement (Novation and Amendment); included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-11-036762 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311036762/a57716bexv99w8xsyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-11-036762 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311036762/a57716bexv99w8xsyx2y.htm

(s)

Form of Allianz Global Investors Distributors LLC Selling Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xty.htm

(1)

First Amendment to Selling Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8ds1.htm

(t)

Form of PIMCO LLC Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-10-036152 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036152/a52638exv99w8xuy.htm

(1)

First Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998t1.htm

(2)

Second Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998t2.htm

(3)

Third Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-025540 filed on April 20, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918025540/a18-7962_1ex99d8dt3.htm

(u)

Form of MFS Variable Insurance Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-11-036762 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311036762/a57716bexv99w8xvyx2y.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998u3.htm

(v)	(1)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xwy.htm

(2)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998v2.htm

(3)

MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dv3.htm

(w)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V).; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xwy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xwyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xwyx2y.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-6, File No. 333-231308 Accession No. 0001104659-19-042834 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042834/a19-13236_1ex99d8o3.htm

	(4)	Fourth Amendment to Participation Agreement.

(x)

Service Contract with Fidelity Distributors Corporation; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xxy.htm

(1)

Amendment to Service Contract; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xxyx1y.htm

(y)

Participation Agreement with First Trust Variable Insurance Trust; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xyy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998y1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998y2.htm

(z)

Administrative Services Agreement with First Trust Variable Insurance Trust; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xzy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998z1.htm

(2)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998dd2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998z3.htm

(aa)

Support Agreement with First Trust Advisors L.P.; included in Registrant’s Form N-4, File No. 333-168026, Accession No. 0000950123-12-006432 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312006432/a59729bexv99w8xaay.htm

(1)

First Amendment to Support Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998aa1.htm

(2)

Second Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 333184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998aa2.htm

(bb)

Form of American Century Investment Services, Inc. Participation Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxjjy.htm

(cc)

Form of American Century Investment Services, Inc. Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxkky.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998cc1.htm

(dd)

Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998dd1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998dd2.htm

(ee)

Distribution and Shareholder Service Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dee1.htm

(ff)

Administrative Services Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(gg)

Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xxy.htm

(hh)

Form of Lord Abbett Series Fund, Inc. Service Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xyy.htm

(ii)

Form of Lord Abbett Series Fund, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xzy.htm

(jj)

Form of Lord Abbett Series Fund, Inc. Support Payment Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998jj.htm

(1)

First Amendment to Support Payment Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998jj1.htm

(kk)

Participation Agreement with Van Eck Worldwide Insurance Trust; Included in Registrant’s Form N-6, File No. 033-21754, Accession No. 0000892569-05-000254 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxqy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998kk1.htm

(ll)

Service Agreement with Van Eck Securities Corporation; Included in Registrant’s Form N-6, File No. 333-118913, Accession No. 0000892569-05-000054 filed on February 10, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxiy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998ll1.htm

(mm)

Fund Participation and Service Agreement with American Funds; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-13-399380 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399380/d609046dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998mm3.htm

(nn)

Business Agreement with American Funds; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-13-399380 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399380/d609046dex998nn.htm

(oo)

Participation Agreement with Ivy Funds Variable Insurance Portfolios; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-14-148872 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514148872/d655721dex998oo.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8doo1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8doo2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-18-075032 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918075032/a18-41610_1ex99doo3.htm

(pp)

Distribution Fee Agreement with JPMorgan Insurance Trust; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998pp.htm

(qq)

Fund Participation Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998qq.htm

(1)

First Amendment to Fund Participation Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998qq1.htm

(rr)

Supplemental Payment Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998rr.htm

(1)

First Amendment to the Supplemental Payment Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998rr1.htm

(2)

Second Amendment to the Supplemental Payment Agreement; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998rr2.htm

(3)

Third Amendment to Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998rr3.htm

(ss)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, Inc.; included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-134846 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515134846/d831839dex998ss.htm

(tt)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998qq.htm

(uu)

Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8duu3.htm

(4)

Fourth Amendment to Participation Agreement; filed as part of the Registration Statement on Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8i4.htm

	(5)	Fifth Amendment to Participation Agreement.

(vv)

Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxqy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998q3.htm

(4)

Fourth Amendment to Service Agreement; filed as part of the Registration Statement on Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8j4.htm

	(5)	Fifth Amendment to Service Agreement.

(ww)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998rr1.htm

(xx)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xssy.htm

(yy)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998aaa.htm

(zz)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998vv.htm

(aaa)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998tt1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8daaa3.htm

(bbb)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001193125-15-346556 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346556/d96269dex998bbb.htm

(ccc)

Distribution Sub-Agreement with BlackRock Variable Series Fund, Inc.; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dccc.htm

(ddd)

Administrative Services Agreement with Invesco Advisors, Inc.; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dddd.htm

(eee)

Financial Support Agreement with Invesco Distributors, Inc.; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8deee.htm

(fff)

Distribution and/or Service (12b-1) Fee Agreement with Legg Mason Investor Services, LLC; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-17-024827 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465917024827/a16-17092_1ex99d8dfff.htm

(ggg)

Selling Agreement with PIMCO Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-18-075032 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918075032/a18-41610_1ex99dggg.htm

(hhh)

Service Agreement with PIMCO Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0001104659-18-18-075032 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465918075032/a18-41610_1ex99dhhh.htm

9.

Opinion and Consent of legal officer of Pacific Life Insurance Company as to the legality of Contracts being registered; included in Registration Statement on Form N-4, File No. 333-184973, Accession No. 0000950123-12-013146 filed on November 16, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013146/a60352n4exv99wx9y.htm

10.	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney

Item 25. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman, President and Chief Executive Officer
Adrian S. Griggs	Director, Executive Vice President and Chief Operating Officer
Darryl D. Button	Director, Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Joseph E. Celentano	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Jane M. Guon	Vice President and Secretary

Craig Leslie	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Life Purchasing LLC	Delaware	100
Pacific Select Distributors, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
PL/KBS Fund Member, LLC	Delaware	100
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
PL Vintage Park Member, LLC	Delaware	100
Vintage Park Apartments GP, LLC	Delaware	90
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
GW Member LLC	Delaware	100
GW Apartments LLC	Delaware	90
PL Sierra Member, LLC	Delaware	100
Sierra at Fall Creek Apartments Investors, LLC	Delaware	90

PL TOR Member LLC	Delaware	100
2803 Riverside Apartment Investors, LLC	Delaware	90
PL Denver Member, LLC	Delaware	100
1776 Curtis, LLC	Delaware	70
PL Timberlake Member, LLC	Delaware	100
80 South Gibson Road Apartment Investors, LLC	Delaware	90
PL Van Buren Member, LLC	Delaware	100
1035 Van Buren Holdings, L.L.C.	Delaware	43
PL Lakemont Member, LLC	Delaware	100
Overlook at Lakemont Venture LLC	Delaware	88
PL Teravista Member, LLC	Delaware	100
401 Teravista Apartment Investors, LLC	Delaware	90
700 Main Street LLC	Delaware	100
PL Brier Creek Member, LLC	Delaware	100
Brier Creek Investors JV LLC	Delaware	90
PL One Jefferson Member, LLC	Delaware	100
One Jefferson Venture LLC	Delaware	90
PL Savannah Member, LLC	Delaware	100
Savannah at Park Place Apartments LLC	Delaware	90
PL Redland Member, LLC	Delaware	100
Redland Road Apartment Investors, LLC	Delaware	90
PL Spectrum Member, LLC	Delaware	100
9242 West Russell Road Apartment Investors, LLC	Delaware	90
PL Mortgage Fund, LLC	Delaware	100
PL Andate Member, LLC	Delaware	100
Andante Venture LLC	Delaware	90
PL Beardslee Member, LLC	Delaware	100
Village at Beardslee Investor, LLC	Delaware	90
PL Monterone Member, LLC	Delaware	100
Monterone Apartment Investor, LLC	Delaware	90
PL Reno Member, LLC	Delaware	100
NPLC BV Manager LLC	Delaware	81
PL Wabash Member, LLC	Delaware	100
THC 1333 S. Wabash LLC	Delaware	90
PL Alara Member, LLC	Delaware	100
Greenwood Village Apartment Investors, LLC	Delaware	90
PL Kierland Member, LLC	Delaware	100
T&L Apartment Investor, LLC	Delaware	90
PL Wardman Member, LLC	Delaware	100
Wardman Hotel Owner, L.L.C.	Delaware	66.6668
PL Peoria Member, LLC	Delaware	100
205 Peoria Street Owner, LLC	Delaware	90
PL Elk Meadows Member, LLC	Delaware	100
Elk Meadows JV LLC	Delaware	60
PL Stonebriar Member, LLC	Delaware	100
Stonebriar Apartment Investor, LLC	Delaware	90
PL Deer Run Member, LLC	Delaware	100
Deer Run JV LLC	Delaware	60
PL Tessera Member, LLC	Delaware	100
Tessera Venture LLC	Delaware	90
PL Vantage Member, LLC	Delaware	100
Vantage Post Oak Apartments, LLC	Delaware	90
PL Fairfax Gateway Member, LLC	Delaware	100

Fairfield Fairfax Gateway LLC	Delaware	90
PL 922 Washington Owner, LLC	Delaware	100
PL Hana Place Member, LLC	Delaware	100
Hana Place JV LLC	Delaware	60
PL LasCo Owner, LLC	Delaware	100
PL Wilshire Member, LLC	Delaware	100
Wilshire Apartment Investors, LLC	Delaware	90
PL Cedarwest Member, LLC	Delaware	100
Cedarwest JV LLC	Delaware	60
PL Tupelo Member, LLC	Delaware	100
Tupelo Alley Apartment Investors, LLC	Delaware	90
PL Aster Member, LLC	Dealware	100
Alston Manor Investors JV LLC	Delaware	90
PL Anthology Member, LLC #	Delaware	100
PL Trelago Member, LLC #	Delaware	100
PL 803 Division Street Member, LLC #	Delaware	100
PL Little Italy Member, LLC #	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Global Asset Management LLC (Formerly known as Pacific Asset Advisors LLC)	Delaware	100
Cadence Capital Management LLC	Delaware	100
Cadence Global Equity GP LLC#	Delaware	100
Pacific Asset Management LLC	Delaware	100
PAM Bank Loan GP LLC#	Delaware	100
PAM CLO Opportunities GP LLC#	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Absolute Return Strategies GP LLC #	Delaware	100
Pacific Co-Invest Credit I GP LLC #	Delaware	100
Pacific Co-Invest Opportunities I GP LLC #	Delaware	100
Pacific Multi-Strategy GP LLC #	Delaware	100
Pacific Private Credit II GP LLC #	Delaware	100
Pacific Private Credit III GP LLC #	Delaware	100
Pacific Private Credit IV GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Private Equity Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities III GP LLC #	Delaware	100
Pacific Private Feeder III GP, LLC #	Delaware	100
Pacific Private Equity Opportunities IV GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Life Trade Receivable GP LLC # (Formerly known as PAM Trade Receivable GP LLC)	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Services Canada Limited	Canada	100
Pacific Life Reinsurance Company II Limited	Barbados	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Swell Investing Holding LLC	Delaware	100
Swell Investing LLC	Delaware	100
Pacific Life Aviation Holdings LLC	Delaware	100
Aviation Capital Group Holdings, Inc.	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100

Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Global Limited (Formerly known as Pacific Life Reinsurance (Barbados) Ltd.)	Bermuda	100
Pacific Life Re International Limited	Bermuda	100
Pacific Life Re (Australia) Pty Limited	Australia	100
Pacific Life Holdings Bermuda Limited	Bermuda	100
Pacific Life Services Bermuda Limited	Bermuda	100
Pacific Life Re Holdings Limited	England	100
Pacific Life Re Services Limited	England	100
Pacific Life Re Limited	England	100
UnderwriteMe Limited	England	100
UnderwriteMe Technology Solutions Limited	England	100
UnderwriteMe Australia Pty Limited	Australia	100
Pacific Annuity Reinsurance Company	Arizona	100

___________________________________

# = Abbreviated structure

Item 27. Number of Contractholders

Pacific Choice Variable Annuity—Approximately	36,590	Qualified
	27,675	Non-Qualified

Item 28. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers and

Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling Pacific Life pursuant to the foregoing provisions, Pacific Life has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.
(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

(a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

(b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)- (d) of the Rule have been complied with.

(c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 17th day of April, 2020.

SEPARATE ACCOUNT A
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, Chief Executive Officer and President	April 17, 2020
James T. Morris*

		Director, Executive Vice President and Chief Operating Officer	April 17, 2020
Adrian S. Griggs*

		Director, Executive Vice President and Chief Financial Officer	April 17, 2020
Darryl D. Button*

		Director, Senior Vice President and General Counsel	April 17, 2020
Sharon A. Cheever*

		Vice President and Secretary	April 17, 2020
Jane M. Guon*

		Senior Vice President and Chief Accounting Officer	April 17, 2020
Edward R. Byrd*

		Executive Vice President	April 17, 2020
Joseph E. Celentano*

		Vice President and Treasurer	April 17, 2020
Craig W. Leslie*

*By:	/s/ BRANDON J. CAGE		April 17, 2020
Brandon J. Cage
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 13).